                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

         Pre-Effective Amendment No. __                          /  /

         Post-Effective Amendment No. __                         /  /

                        (Check appropriate box or boxes)

                    T. ROWE PRICE SHORT-TERM BOND FUND, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Address of Principal Executive Offices

                                  410-345-2000
                                  ------------
               Registrant's Telephone Number, Including Area Code

                           Henry H. Hopkins, Esquire
                        Vice President and Legal Counsel
                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Name and Address of Agent for Service

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
----------------------------------------------------------------
No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the registrant's fiscal year ended May 31, 1999 was filed on July 30, 1999. Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A (File No.: 002-87568).

It is proposed that this filing will become effective on August 24, 2000 pursuant to Rule 488.

                    T. ROWE PRICE SHORT-TERM BOND FUND, INC.
                             CROSS REFERENCE SHEET
                             ---------------------

                            PURSUANT TO RULE 481(A)
                        UNDER THE SECURITIES ACT OF 1933

         N-14 Item No.                       Location
         -------------                       --------

                                     PART A
                                     ------

1.  Beginning of Registration         Cover Page of Registration
    Statement and Outside Front       Statement; Front Cover
    Cover Page of Prospectus          Page of Prospectus

2.  Beginning and Outside Back        Table of Contents
    Cover Page of Prospectus

3.  Synopsis and Risk Factors         Summary; Risk Factors

4.  Information About the Transaction Summary; Reasons for the
                                      Reorganization; Information
                                      About the Reorganization

5.  Information About the Registrant  Prospectus Cover Page;
                                      Summary; Comparison of
                                      Investment Policies;
                                      Information About TRP;
                                      Information About PH Bond;
                                      Financial Statements and
                                     Experts

6.  Information About the Company     Prospectus Cover Page;
    Being Acquired                    Summary; Comparison of
                                      Investment Policies;
                                      Information About TRP;
                                      Information About PH Bond;
                                      Financial Statements and
                                     Experts

7.  Voting Information                Prospectus Cover Page;
                                      Notice of Special Meeting of
                                      Shareholders; Summary;
                                      Voting Information

8.  Interest of Certain Persons      None
    and Experts

9.  Additional Information Required   Not applicable
    for Reoffering by Persons         Deemed to be Underwriters

                                     PART B
                                     ------

10. Cover Page                        Cover Page

11. Table of Contents                 Not Applicable

12. Additional Information about      Incorporation of Documents
    the Registrant                    by Reference in the
                                      Statement of Additional
                                     Information

13. Additional Information about      Incorporation of Documents
    the Company Being Acquired        by Reference in the
                                      Statement of Additional
                                     Information

14. Financial Statements              Incorporation of Documents
                                      by Reference in the
                                      Statement of Additional
                                      Information and
                                      Incorporation of Documents
                                      by Reference in Part C

                                     PART C
                                     ------

         The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

Dear Shareholder:



We cordially invite you to attend a special meeting of shareholders of the Summit Limited-Term Bond Fund and the Short-Term U.S. Government Fund on Wednesday, October 25, 2000. The purpose of the meeting is to vote on recommendations by the funds' Board of Directors that would merge each fund's assets into the Short-Term Bond Fund. Shareholders of each fund vote separately on the proposal. The proxy contains detailed information on all three funds. We ask you to read the enclosed information carefully and register your vote.

The directors and management of the Summit Limited-Term Bond and Short-Term U.S. Government Funds considered the following in making their recommendation:

   . Similar market exposure; similar longer-term returns. These three bond funds have had similar average annual returns over the past three- and five-year periods (see table below). Combining their assets under the umbrella of the Short-Term Bond Fund continues to give shareholders broad exposure to the short-term bond market and investment results consistent with that market.

Average Annual Compound Total Returns

Periods Ended June 30, 2000      1 Year 3 years 5 years 10 years

 Summit Limited-Term Bond    3.85%5.09% 5.27% 4.59%*

 Short-Term U.S. Government  4.43  4.93 5.23 4.67**

 Short-Term Bond  4.14 4.92  5.15  5.60

 *Since inception on 10/29/93. ** Since inception on 9/30/91.

   . Increased efficiencies. The merger of the two smaller funds into the larger
     Short-Term Bond Fund increases the opportunity to achieve greater economies of scale in its operations, potentially reducing expenses. The larger asset size also gives the portfolio manager greater flexibility in carrying out the fund's investment program to meet its objective.

   . Continued high quality. Credit risk (the chance that a portfolio holding will default) is minimal for all three funds; Short-Term Bond's average credit quality (AA as of 6/30/00) is slightly lower than that of the Short-Term U.S. Government Fund (AAA- as of 6/30/00).

   . Same or lower expense ratios. The transactions do not result in any increase in expense ratios for shareholders in the two funds being merged, because the Short-Term Bond Fund's overall expense ratio will be capped at 0.55% through
                                                                             USG

     September 30, 2000, equal to Summit Limited-Term's current ratio and below that of the Short-Term U.S. Government Fund.

   . No tax consequences to shareholders. The transactions do not create any tax liabilities for shareholders in the funds to be merged; the exchange of shares is tax-free. Shareholders in the two funds carryover their cost basis and holding periods, which then apply to shares they will hold in Short-Term Bond Fund.

Your fund's managers and directors believe you will be better served over time by voting for the merger of assets. If these proposals are approved on October 25, the mergers will take place a few days thereafter, and you will own shares of equal value in the Short-Term Bond Fund.

We realize it may be difficult for you to attend the meeting to vote your shares. However, we need your vote. You can vote by mail, telephone, or through the Internet, as explained on the enclosed card. By voting promptly, you help avoid the expense of additional mailings.

If you have any questions, please call us at 1-800-541-5910. Your vote is extremely important.

Sincerely,



/s/James S. Riepe

James S. Riepe

Vice Chairman of the Board

T. Rowe Price Associates, Inc.

              T. Rowe Price Short-Term U.S. Government Fund, Inc.

                  T. Rowe Price Summit Limited-Term Bond Fund
                 (a series of T. Rowe Price Summit Funds, Inc.)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                                 T. Rowe Price Funds
                                                           100 East Pratt Street
                                                       Baltimore, Maryland 21202

                                                             Patricia B. Lippert
                                                                       Secretary

September 1, 2000

A special meeting of shareholders of the T. Rowe Price Short-Term U.S. Government Fund, Inc. ("U.S. Government Fund"), and T. Rowe Price Summit Limited-Term Bond Fund, (the "Limited-Term Fund"), a series of the T. Rowe Price Summit Funds, Inc. ("Summit Inc."), will be held on Wednesday, October 25, 2000, at 8:00 a.m., eastern time, at the Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, D.C. 20007. The following matters will be acted upon at that time:

1. To consider and act upon a proposal to approve or disapprove an Agreement and Plan of Reorganization ("Plan") for each fund. The Plans provide for the transfer of substantially all of the assets of U.S. Government Fund and Limited-Term Fund to T. Rowe Price Short-Term Bond Fund, Inc. (the "Short-Term Bond Fund"), in exchange for shares of the Short-Term Bond Fund, and the distribution of the Short-Term Bond Fund shares to the shareholders of the U.S. Government Fund and Limited-Term Fund in liquidation of the U.S. Government Fund and Limited-Term Fund; and

2. To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record of common stock at the close of business on August 25, 2000, are entitled to notice of, and to vote at, this meeting or any adjournment thereof. THE BOARDS RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.


PATRICIA B. LIPPERT

                            YOUR VOTE IS IMPORTANT
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE
ACTED UPON BY USING ONE OF THE FOLLOWING THREE METHODS:

1. VOTE BY INTERNET.

   .     Read the proxy statement.

   .     Go to the proxy voting link found on your proxy card.

   .     Enter the control number found on your proxy card.

   .     Follow the instructions using your proxy card as a guide.

2. VOTE BY TELEPHONE.

   .     Read the proxy statement.

   .     Call the toll-free number found on your proxy card.

   .     Enter the control number found on your proxy card.

   .     Follow the recorded instructions using your proxy card as a guide.

3. VOTE BY MAIL.

   .     Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.



YOUR PROMPT RESPONSE WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID THE
ADDITIONAL EXPENSE OF FURTHER SOLICITATION.


------------------------------------------------------------------------------

                          Acquisition of the Assets of

              T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.


                  T. ROWE PRICE SUMMIT LIMITED-TERM BOND FUND
               (a series of the T. Rowe Price Summit Funds, Inc.)

                        By and In Exchange for Shares of

                    T. ROWE PRICE SHORT-TERM BOND FUND, INC.

              Special Meeting of Shareholders -- October 25, 2000


                                PROXY STATEMENT

This Combined Proxy Statement and Prospectus ("Statement") is furnished in connection with the solicitation of proxies by the Boards of Directors of the T. Rowe Price Short-Term U.S. Government Fund, Inc. ("U.S. Government Fund") and T. Rowe Price Summit Funds, Inc. ("Summit Inc."), for use at a special meeting of shareholders of the U.S. Government Fund and T. Rowe Price Summit Limited-Term Bond Fund (the "Limited-Term Fund") to be held on Wednesday, October 25, 2000. At the meeting, shareholders of U.S. Government Fund and Limited-Term Fund will be asked to separately approve or disapprove an Agreement and Plan of Reorganization dated September __, 2000 (the "Plan" or "Plans"). A copy of the Plan is included as Exhibit A to this Statement. If you have any questions, please feel free to call us toll free, 1-800-541-5910.

The proposed Plans provide for the transfer of substantially all of the assets of U.S. Government Fund and Limited-Term Fund to the T. Rowe Price Short-Term Bond Fund, Inc. ("Short-Term Bond Fund") in exchange for shares of the Short-Term Bond Fund and the distribution of the Short-Term Bond Fund shares received in the exchange to shareholders of U.S. Government Fund and Limited-Term Fund in complete liquidation of those funds. Shareholders of U.S. Government Fund and Limited-Term Fund will receive Short-Term Bond Fund shares having an aggregate net asset value equal to the aggregate net asset value of their U.S. Government Fund and Limited-Term Fund shares on the business day immediately preceding the closing date of the reorganization.

The Short-Term Bond Fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. The investment objective, policies, and restrictions of the Short-Term Bond Fund, U.S.

Government Fund, and Limited-Term Fund are similar, but differ in certain respects, including the types of securities they invest in. See "Comparison of Investment Objectives, Policies, and Restrictions."

This Statement sets forth concisely the information you should know about the Short-Term Bond Fund and the Plans before voting on the Plans and the transactions contemplated thereby. Please read this Statement and keep it for future reference. Further information about each fund is contained in its prospectus. COPIES OF EACH FUND'S PROSPECTUS ARE AVAILABLE AT NO COST BY CALLING 1-800-541-5910; BY WRITING T. ROWE PRICE SHORT-TERM BOND FUND, INC., 100 EAST PRATT STREET, BALTIMORE, MARYLAND 21202; OR VISITING OUR WEBSITE AT WWW.TROWEPRICE.COM. A Statement of Additional Information dated September 1, 2000, containing further information about the Short-Term Bond Fund and the Plan has been filed with the Securities and Exchange Commission and is available upon request without charge at the above address, or by calling 1-800-541-5910. The Statement of Additional Information is incorporated herein by reference. This Statement was first mailed to shareholders on or about September 1, 2000.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS



Summary. . . . . . . . . . . . . . . . .6

Reasons For the Reorganization. . . . . 12

Information About the Reorganization. . 14

Financial Statements. . . . . . . . . . 19

Comparison of Investment Objectives, Policies, and Restrictions 22

Additional Information About the Funds. 32

Further Information About Voting and the Special Meeting 33

General Information About the Funds. . .36

Transfer Agent and Custodian. . . . . . 36

Legal Matters. . . . . . . . . . . . . .36

Experts. . . . . . . . . . . . . . . . .37

Exhibit A - Agreement and Plan of Reorganization 38



No person has been authorized to give any information or to make any representations other than what is in this Statement or in the materials expressly incorporated herein by reference. Any such other information or representation should not be relied upon as having been authorized by T. Rowe Price Short-Term U.S. Government Fund, Inc. and T. Rowe Price Summit Funds, Inc.

                                    SUMMARY

The information contained in this summary is qualified by reference to the more detailed information appearing elsewhere in this Statement, and in the Plan, which is included as Exhibit A to this Statement. Each Plan is identical so only one Plan document is attached. References to "the Plan" mean each Plan.


What are shareholders being asked to vote on?

At a meeting held on July 18, 2000, the Boards of Directors of U.S. Government Fund and Summit Inc., including a majority of the independent directors, approved submitting the Plan to shareholders. The Plan provides for the transfer of substantially all the assets of U.S. Government Fund and Limited-Term Fund to the Short-Term Bond Fund in exchange for shares of the Short-Term Bond Fund. Following the transfer, the Short-Term Bond Fund shares received in the exchange will be distributed to shareholders of U.S. Government Fund and Limited-Term Fund in complete liquidation of U.S. Government Fund and Limited-Term Fund. As a result of the proposed transactions, the U.S. Government Fund and Limited-Term Fund shareholders will cease to be shareholders of U.S. Government Fund and Limited-Term Fund and instead will become the owners of shares of the Short-Term Bond Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's U.S. Government Fund and Limited-Term Fund shares determined on the business day preceding the closing date of the reorganization.


What vote is required to approve the Plan?

Approval of the Plan for the Limited-Term Fund requires an affirmative vote of the lesser of (a) 67% of the fund's shares present at the meeting in person or by proxy or (b) a majority of the fund's outstanding shares, and for the U.S. Government Fund a majority of the fund's outstanding shares. THE BOARDS OF DIRECTORS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE PROPOSAL.

Shareholders of U.S. Government Fund and Limited-Term Fund vote separately on the Plan and their votes are not dependent on one another.


Will there be any tax consequences to U.S. Government Fund and Limited-Term Fund or their shareholders?

The reorganization is designed to have no adverse tax consequences to shareholders of U.S. Government Fund and Limited-Term Fund or their shareholders.

In the opinion of counsel to the funds, for federal income tax purposes:

   . no gain or loss will be recognized by U.S. Government Fund and Limited-Term
     Fund or their shareholders as a result of the reorganization,

   . the holding period and adjusted basis of the Short-Term Bond Fund shares received by a shareholder will be the same as the holding period and adjusted basis of the shareholder's shares of U.S. Government Fund and Limited-Term Fund, and

   . the holding period and adjusted basis of each asset of U.S. Government Fund and Limited-Term Fund in the hands of the Short-Term Bond Fund will be the same as the holding period and adjusted basis of the asset in the hands of U.S. Government Fund and Limited-Term Fund immediately prior to the reorganization. See "Information About the Reorganization - Tax Considerations."


What are the investment objectives and policies of U.S. Government Fund, Limited-Term Fund, and the Short-Term Bond Fund?

The U.S. Government Fund seeks the highest current income consistent with minimal share price fluctuation. The Limited-Term Fund seeks a high level of income consistent with moderate fluctuations in principal value. The Short-Term Bond Fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. The investment policies and restrictions of U.S. Government Fund, Limited-Term Fund, and the Short-Term Bond Fund are similar in certain respects; however, Limited-Term Fund's weighted average effective maturity may range up to five years while the U.S. Government Fund and Short-Term Bond Fund's will not exceed three years. There are other differences which fund shareholders should consider. See "Comparison of Investment Objectives, Policies, and Restrictions."


What are the management arrangements?

The U.S. Government Fund, Limited-Term Fund, and the Short-Term Bond Fund are advised and managed by T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling firm founded by Mr. Thomas Rowe Price, Jr. in 1937. As of June 30, 2000, T. Rowe Price and its affiliates managed $_____ billion for more than ______ million individual and institutional investor accounts. All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio manager. Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund's investment program. The Investment Advisory Committees comprise the following members:

U.S. Government Fund-Connice A. Bavely, Chairman, James M. McDonald, Edmund M. Notzon, William T. Reynolds, Daniel O. Shackelford, and Edward A. Wiese. Ms. Bavely joined T. Rowe Price as a senior portfolio manager in 1998 and was appointed chairman of the committee in 1999. Prior to joining T. Rowe Price, Ms. Bavely was a partner and senior portfolio manager at Atlantic Asset Management Partners, LLC for six years.

Limited-Term Fund-Edward A. Wiese, Chairman, Connice A. Bavely, Steven G. Brooks, Robert P. Campbell, Charles B. Hill, Cheryl A. Mickel, and Vernon A. Reid, Jr. Mr. Wiese joined T. Rowe Price in 1984 and has been managing investments since 1985.

Short-Term Bond Fund-Edward A. Wiese, Chairman, Connice A. Bavely, Steven G. Brooks, Robert P. Campbell, Charles B. Hill, Cheryl A. Mickel, and Vernon A. Reid. Mr. Wiese has been chairman of the committee since 1995. He joined T. Rowe Price in 1984 and has been managing investments since 1985.


Fees and Expenses

Set forth below are the fees and expenses of the funds based on their most recent fiscal year average net assets (or semiannual period average net assets for Limited-Term Fund) and pro forma fees and expenses, assuming the transaction takes place as scheduled.

 Table 1  Fees and Expenses of the Funds
                                         Annual fund operating expense
                                 (expenses that are deducted from fund assets)

                                                Total annual    Fee waiver/
          Fund           Management   Other    fund operating     expense       Net
 ------------------------   fee      expenses     expenses     reimbursement  expenses  -----

  U.S. Government/a/       0.42%      0.33%        0.75%          (0.05)%      0.70%
                         ---------------------------------------------------------------
  Limited-Term/b/          0.55       0.00         0.55              --          --
                         ---------------------------------------------------------------
  Short-Term Bond          0.42       0.30         0.72              --          --
  Pro Forma Combined
  Short-Term Bond/U.S.     0.42       0.27         0.69           (0.14)       0.55/c/
  Government
                         ---------------------------------------------------------------
  Short-Term Bond/         0.42       0.27         0.69           (0.14)       0.55/c/
  Limited-Term
                         ---------------------------------------------------------------
  Short-Term Bond/U.S.     0.42       0.26         0.68           (0.13)       0.55/c/
  Government/Limited-Term
 --------------------------------------------------------------------------------------------



 /a/To limit the U.S. Government Fund's expenses, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through May 31, 2002, which would cause the U.S. Government Fund's ratio of expenses to average net asset to exceed 0.70%. The U.S. Government Fund previously operated under a 0.70% limitation that expired May 31, 2000. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the U.S. Government Fund whenever the U.S. Government Fund's expense ratio is below 0.70%; however, no reimbursement will be made after May 31, 2000 (for the first agreement); after May 31, 2002 (for the second agreement); or after May 31, 2004 (for the third agreement); or if it would result in the expense ratio exceeding 0.70%.

 /b/       The management fee includes operating expenses.

 /c/
   If either merger is approved, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through September 30, 2002, which would cause the Short-Term Bond Fund's ratio of expenses to average net assets to exceed 0.55%. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.55%; however, no reimbursement will be made after September 30, 2004, or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.


EXAMPLE. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

          Fund           1 year  3 years  5 years  10 years
 -----------------------------------------------------------------
  U.S. Government         $72     $229     $407      $921
                         ------------------------------------
  Limited-Term             56      176      307       689
                         ------------------------------------
  Short-Term Bond          74      230      401       894
  Pro Forma Combined
  Short-Term Bond/U.S.     56      192      356       835
  Government
                         ------------------------------------
  Short-Term Bond/         56      192      356       835
  Limited-Term
                         ------------------------------------
  Short-Term Bond/U.S.     56      191      353       825
  Government/Limited-Term
 -----------------------------------------------------------------



The investment management fees paid by the Short-Term Bond Fund and U.S. Government Fund to T. Rowe Price are structured in the same manner (they include a group fee and an individual fee) and paid at the same rate. The Limited-Term Fund has an "all-inclusive" fee that includes management and operating expenses.

For the year ended May 31, 2000, the group fee rate and total combined management fee rate for the Short-Term Bond Fund and U.S. Government Fund was 0.32% and 0.42%, respectively. The fund's calculate and accrue the fee daily. The Limited-Term Fund's fee for year ended October 31, 1999, was 0.55%.

                                  Risk Factors


What are the main risks of investing in these funds and how do they differ?

Any of the following could cause a decline in the funds' price or income.

The risks are similar among the funds. However, credit and interest rate risk is greater for the Limited-Term Fund because it can invest up to 10% of its assets in below-investment grade bonds and can have an effective weighted average maturity of up to five years. The U.S. Government Fund and the Short-Term Bond Fund's effective weighted average maturity can not exceed three years. Short-Term Bond Fund is limited to investing in investment grade bonds, and the U.S. Government Fund can only invest in AAA and AA bonds, so its credit quality is the highest among the three funds.

   . INTEREST RATE RISK This is the decline in bond prices that accompanies a rise in the overall level of interest rates. It is the major source of risk for investors in these funds. However, because short-term bonds are less sensitive to interest rate increases or decreases than longer-term bonds, price volatility for the funds is expected to be relatively modest.

   . CREDIT RISK This is the chance that any of the funds' holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. While the overall credit quality for Limited-Term Fund and Short-Term Bond Fund is high, their medium-quality securities are more susceptible to adverse economic conditions and some of their BBB securities may have speculative characteristics. The Limited-Term Fund's investments in junk bonds should be regarded as speculative. Due to high credit quality, the risk that the U.S. Government Fund will experience declines in price and income as a result of credit downgrades or defaults is limited. However, while Treasury and Ginnie Mae securities are backed by the full faith and credit of the U.S. government, those sold by Fannie Mae and Freddie Mac are not. Fannie Mae and Freddie Mac are privately owned, government-chartered corporations that pool mortgages and guarantee the timely payment of interest and ultimate payment of principal. Of course, the U.S. Government Fund's nongovernment securities do not carry any type of U.S. government guarantee.

   . PREPAYMENT RISK AND EXTENSION RISK Because the funds can invest in mortgage-backed securities, they have special risks related to changing interest rates. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall, because homeowners tend to refinance and prepay principal. The loss of high-yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the bond's potential price gain in response to falling interest rates, reduce the bond's yield, or even cause the bond's price to fall below what an investor paid for it, resulting in a capital loss. Any of these developments could cause a decrease in the funds' income, share price, or total return.

     Extension risk refers to a rise in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.

   . DERIVATIVES RISK Shareholders are also exposed to derivatives risk, the potential that fund investments in these complex and volatile instruments could affect the fund's share prices. In addition to CMOs and better-known instruments such as futures, other derivatives that may be used in limited fashion by the funds include interest-only (IO) and principal-only (PO) securities known as "strips." The value of these instruments is derived from an underlying pool of mortgage-backed securities or a CMO. All these instruments can be highly volatile, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage or interest rate environment.

   . FOREIGN INVESTING RISK (LIMITED-TERM FUND AND SHORT-TERM BOND FUND ONLY)
      To the extent the fund holds foreign bonds, it will be subject to special risks whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund's share price. Currency risk affects the funds primarily to the extent that they hold nondollar foreign bonds.

There are additional differences in the investment programs of the funds which shareholders should consider. See "Risk Factors" and "Comparison of Investment Objectives, Policies, and Restrictions."

Each fund's share price may decline; so when shareholders sell their shares, they may lose money.


What are the procedures for purchasing, redeeming, and pricing shares?

Shares of U.S. Government Fund, Limited-Term Fund, and the Short-Term Bond Fund are sold on a continuous basis. Shares of the funds are sold at their net asset value without a sales charge. The Limited-Term Fund requires a minimum initial investment of $25,000. These minimums will not apply in connection with the reorganization. The minimum subsequent investment is generally $1,000 ($100 for retirement plans). The U.S. Government Fund and Short-Term Bond

Fund requires a minimum initial investment of $2,500 ($1,000 for retirement plans). These minimums will not apply in connection with the reorganization transaction. The minimum subsequent investment is generally $100 ($50 for retirement plans).

Redemption and exchange rights of the funds are identical. Shares of the funds may be redeemed at their respective net asset values; however, if, in any 90-day period, a shareholder redeems (sells) more than $250,000, or the sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

The funds' procedures for pricing their shares are identical. Fund share prices are calculated at the close of the New York Stock Exchange (normally 4:00 p.m.
ET) each day the exchange is open.


What are the funds' policies on dividends and distributions?

The funds' policies on dividends and distributions are identical. Each fund has a policy of distributing all of its net investment income and realized capital gains to its respective shareholders. Dividends from net investment income for each fund are declared daily and paid monthly. Distributions from net capital gains, if any, are usually declared and paid in December. Dividends and capital gain distributions are reinvested in additional shares, unless the shareholder selects another option on the New Account Form.

The reorganization is designed to have no adverse tax consequences to the funds or their shareholders. Of course, fund shareholders who sell their shares may have a capital gain or loss. And, dividends and other distributions from the funds are also taxable. The funds follow the same policies on reporting tax information to their shareholders and the IRS.


                         REASONS FOR THE REORGANIZATION


Reasons for the Reorganization and Liquidation

The Boards of Directors of U.S. Government Fund, Summit Inc., and Short-Term Bond Fund, including a majority of the independent directors, has determined that the proposed transactions are in the best interests of the shareholders of U.S. Government Fund, Limited-Term Fund, and the Short-Term Bond Fund and that the interests of shareholders of U.S. Government Fund, Limited-Term Fund, and the Short-Term Bond Fund will not be diluted as a result of the proposed transaction.

The Boards of the funds believe the transaction is in the best interests of the funds for the following reasons:

     COMPATIBILITY OF INVESTMENT PROGRAMS. The exchanges will result in a moderate increase in credit risk for shareholders in U.S. Government Fund, no change for shareholders in Short-Term Bond Fund and a modest decrease in risk for Limited-Term Fund. Both Short-Term Bond Fund and U.S. Government Fund have three-year maximum average portfolio maturities which means they have similar interest-rate risk. Limited-Term Fund, on the other hand, has a maximum weighted-average maturity of five years. Therefore, Limited-Term Fund shareholders can expect to experience a lower rate of interest-rate sensitivity in the post-merger fund. While the Short-Term Bond Fund has somewhat higher credit risk than U.S. Government Fund, the overall investment risk is not meaningfully increased due to the positive effects of diversification. Limited-Term Fund currently may invest up to 10% of its assets in non-investment grade securities. Short-Term Bond Fund's investment program does not permit any non-investment grade assets so any below investment grade bonds held by Limited-Term Fund would be eliminated prior to the merger. Finally, the assets received by Short-Term Bond Fund will be consistent with its investment program.

     IMPACT ON EXPENSE RATIO. Limited-Term Fund has the lowest expense ratio among the three funds. If either merger is approved, T. Rowe Price has agreed to adopt an expense limitation for the Short-Term Bond Fund of 0.55% through September 30, 2002. Further information about this limitation may be found on page 9. Shareholders will benefit from using the lowest expense ratio among the funds.

     ECONOMIES OF SCALE. Short-Term Bond Fund's asset base will increase resulting in greater economies of scale. This will allow the fund more flexibility in implementing its investment program.

     TAX-FREE REORGANIZATION. The merger permits U.S. Government Fund and Limited-Term Fund shareholders to defer recognition of gain or loss on their investments. The merger permits Short-Term Bond Fund to receive assets from the U.S. Government Fund and Limited-Term Fund that have the same holding period and tax basis as the assets had while in the hands of the U.S. Government Fund and Limited-Term Fund.

     NO DILUTION. The assets of U.S. Government Fund and Limited-Term Fund will be transferred to Short-Term Bond Fund at their fair market value on the valuation date of the transaction. Shares of Short-Term Bond Fund equal in value to the assets will be received in exchange. Expenses of the transaction (other than brokerage, interest, taxes and extraordinary items) will be borne by T. Rowe Price. Therefore, shareholders of the funds will not be diluted as a result of the transaction.

The Boards of the funds based their decision to approve the Plan on an inquiry into a number of factors, including the following:

     (1)
       the relative past growth in assets and investment performance and future prospects of the funds and similar funds;

     (2)the expense ratios of each fund and the impact of the proposed transaction on them;

     (3)the tax-free nature of the reorganization to the funds and their shareholders;

     (4)the compatibility of the investment objectives, policies, and restrictions of the funds; and

     (5)
the comparative investment performance of the funds.

If the Plan is not approved by U.S. Government Fund and Limited-Term Fund shareholders, their Boards of Directors may consider other appropriate action, such as the liquidation of U.S. Government Fund and Limited-Term Fund or a merger or other business combination with an investment company other than Short-Term Bond Fund. Such other actions may require shareholder approval.


                      INFORMATION ABOUT THE REORGANIZATION

The following summary of the terms and conditions of each Plan is qualified by reference to the Plan, which is included as Exhibit A to this Statement. Each Plan is identical so only one Plan document is attached. References below to "the Plan" mean each Plan.


Plan of Reorganization

If the shareholders of U.S. Government Fund approve the Plan, and if shareholders of Limited-Term Fund approve the Plan, the reorganization of U.S. Government Fund and Limited-Term Fund will each be consummated on or about November 1, 2000, or such other date as is agreed to by U.S. Government Fund and Short-Term Bond Fund, and Limited-Term Fund and Short-Term Bond Fund (the "Closing Date"). The parties may postpone the Closing Date until a later date on which all of the conditions to the obligations of each of the parties under the Plan are satisfied, provided that the Plan may be terminated by either party if the Closing Date does not occur on or before January 31, 2001. See "Conditions to Closing" below.

On the Closing Date, U.S. Government Fund and Limited-Term Fund will transfer substantially all of their assets to Short-Term Bond Fund in exchange for shares of the Short-Term Bond Fund having an aggregate net asset value equal to the aggregate value of the assets so transferred as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (the "Valuation Date"). The Short-Term Bond Fund will not assume or otherwise be responsible for any liabilities of U.S. Government Fund and Limited-Term Fund. The number of Short-Term Bond Fund shares issued in the exchange will be determined by dividing the aggregate value of the assets of U.S. Government Fund and Limited-Term Fund transferred (computed in accordance with the policies and procedures set forth in the current Prospectus of the Short-Term Bond Fund, subject to review and approval by U.S. Government Fund and Limited-Term Fund) by the net asset value per share of the Short-Term Bond Fund as of the close of regular trading on the Valuation Date. While it is not possible to determine the exact exchange ratio until the Valuation Date, due to, among other matters, market fluctuations and differences in the relative performances of U.S. Government Fund, Limited-Term Fund, and the Short-Term Bond Fund, if the Valuation Date had been June 30, 2000, shareholders of U.S. Government Fund and Limited-Term Fund would have received 0.994 shares and 0.971 shares, respectively, of the Short-Term Bond Fund for each of their fund shares held.

As soon as practicable after the Closing Date, U.S. Government Fund and Limited-Term Fund will distribute, in liquidation of U.S. Government Fund and Limited-Term Fund, pro rata to their shareholders of record as of the close of business on the Valuation Date, the full and fractional shares of the Short-Term Bond Fund received in the exchange. The U.S. Government Fund and Limited-Term Fund will accomplish this distribution by transferring the Short-Term Bond Fund shares then credited to the account of U.S. Government Fund and Limited-Term Fund on the books of the Short-Term Bond Fund to open accounts on the share records of the Short-Term Bond Fund in the names of U.S. Government Fund and Limited-Term Fund's shareholders, and representing the respective pro rata number of Short-Term Bond Fund shares due such shareholders. All issued and outstanding shares of U.S. Government Fund and Limited-Term Fund will then be simultaneously cancelled.

The U.S. Government Fund and Limited-Term Fund were closed to investments in new accounts at 4:00 p.m. on July 18, 2000 and will be closed to existing accounts by September 1, 2000.

The stock transfer books of the U.S. Government Fund and Limited-Term Fund will be permanently closed as of the close of business on the Valuation Date. The U.S. Government Fund and Limited-Term Fund will only accept redemption requests received prior to the close of regular trading on the New York Stock Exchange on the Valuation Date. Redemption requests received thereafter will be deemed to be requests for redemption of the Short-Term Bond Fund shares to be distributed to fund shareholders pursuant to the Plan.

The Plan provides that after the Closing Date the Short-Term Bond Fund will pay or make provision for all liabilities of U.S. Government Fund and Limited-Term Fund and distribute all remaining assets of U.S. Government Fund and Limited-Term Fund, if any, to their former shareholders.

Conditions to Closing

The obligations of U.S. Government Fund and Limited-Term Fund to transfer their assets to the Short-Term Bond Fund pursuant to the Plan are subject to the satisfaction of certain conditions precedent, including performance by the Short-Term Bond Fund in all material respects of its agreements and undertakings under the Plan, receipt of certain documents from the Short-Term Bond Fund, receipt of an opinion of counsel to the Short-Term Bond Fund and approval of the Plan by the shareholders of U.S. Government Fund and Limited-Term Fund as described above. The obligation of the Short-Term Bond Fund to consummate the reorganization is subject to the satisfaction of certain conditions precedent, including performance by U.S. Government Fund and Limited-Term Fund of their agreements and undertakings under the Plan, receipt of certain documents and financial statements from U.S. Government Fund and Limited-Term Fund and receipt of an opinion of counsel to U.S. Government Fund and Limited-Term Fund.

The consummation of the proposed transactions is subject to a number of conditions set forth in the Plan, some of which may be waived by the Boards of Directors of the funds. The Plan may be terminated and the proposed transaction abandoned at any time, before or after approval by the shareholders of U.S. Government Fund and Limited-Term Fund, prior to the Closing Date. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the meeting of shareholders of U.S. Government Fund and Limited-Term Fund that would detrimentally affect the value of Short-Term Bond Fund's shares to be distributed.


Expenses of Reorganization

T. Rowe Price is responsible for the payment of all expenses the funds incurred in connection with the reorganization (other than taxes, interest, brokerage or extraordinary items).


Tax Considerations

The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), with no gain or loss recognized as a consequence of the reorganization by the Short-Term Bond Fund, U.S. Government Fund, and Limited-Term Fund or their shareholders. The consummation of the transactions contemplated under the Plan is conditioned upon receipt of an opinion from Swidler Berlin Shereff Friedman LLP, counsel to the funds, to the effect that, on the basis of certain representations of fact by officers of U.S. Government Fund, Limited-Term Fund, and Short-Term Bond Fund, the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

   . no gain or loss will be recognized by U.S. Government Fund and Limited-Term
     Fund on the transfer of their assets to the Short-Term Bond Fund solely in exchange for shares of the Short-Term Bond Fund and no gain or loss will be recognized by U.S. Government Fund and Limited-Term Fund on the distribution of shares received pursuant to the Plan to shareholders of U.S. Government Fund and Limited-Term Fund in complete liquidation of U.S. Government Fund and Limited-Term Fund;

   . no gain or loss will be recognized by the Short-Term Bond Fund on the receipt of the assets of U.S. Government Fund and Limited-Term Fund solely in exchange for the Short-Term Bond Fund shares;

   . the adjusted basis of each asset of U.S. Government Fund and Limited-Term
     Fund in the hands of the Short-Term Bond Fund will be the same as the adjusted basis of such asset in the hands of U.S. Government Fund and Limited-Term Fund immediately prior to the transaction;

   . the holding period of each asset of U.S. Government Fund and Limited-Term
     Fund in the hands of the Short-Term Bond Fund will include the holding period of such asset in the hands of U.S. Government Fund and Limited-Term Fund immediately prior to the transaction;

   . no gain or loss will be recognized by shareholders of U.S. Government Fund and Limited-Term Fund upon the receipt of the Short-Term Bond Fund shares (including fractional shares) solely in exchange for shares of U.S. Government Fund and Limited-Term Fund;

   . the adjusted basis of the Short-Term Bond Fund shares received by each shareholder of U.S. Government Fund and Limited-Term Fund (including fractional shares) will be the same as the adjusted basis of U.S. Government Fund and Limited-Term Fund shares surrendered in exchange therefore; and

   . the holding period of the Short-Term Bond Fund shares (including fractional shares) received by each shareholder of U.S. Government Fund and Limited-Term Fund will include the holding period of U.S. Government Fund and Limited-Term Fund shares surrendered in exchange therefore, provided that such shares were held as a capital asset in the hands of U.S. Government Fund and Limited-Term Fund shareholder on the date of the exchange.


It is anticipated that at the date of the reorganization, both U.S. Government Fund, Limited-Term Fund, and Short-Term Bond Fund will have tax basis net capital losses available to offset future tax basis net capital gains. Applicable provisions of the Internal Revenue Code may limit the ability of Short-Term Bond Fund to use such losses to offset future gains, or may extend the period during which such offset would otherwise have occurred.

Shareholders should recognize that an opinion of counsel is not binding on the Internal Revenue Service (the "IRS") or on any court. The funds do not expect to obtain a ruling from the IRS regarding the consequences of the reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the reorganization and was successful, neither of which is anticipated, the reorganization would be treated as a taxable sale of assets of U.S. Government Fund and Limited-Term Fund, followed by the taxable liquidation of U.S. Government Fund and Limited-Term Fund.


Description of Short-Term Bond Fund Shares

Full and fractional shares of the Short-Term Bond Fund will be issued to shareholders of U.S. Government Fund and Limited-Term Fund in accordance with the procedures under the Plan as described above. Each Short-Term Bond Fund share will be fully paid and nonassessable when issued, will have no preemptive or conversion rights and will be transferrable on its books. Ownership of Short-Term Bond Fund shares by former shareholders of U.S. Government Fund and Limited-Term Fund will be recorded electronically and Short-Term Bond Fund will issue a confirmation to such shareholders relating to those shares acquired as a result of the reorganization. After the reorganization, former shareholders of U.S. Government Fund and Limited-Term Fund who were eligible to participate in the dividend reinvestment program, the automatic withdrawal plan or the automatic investment plan will automatically become participants in the corresponding programs offered in respect of the Short-Term Bond Fund.

The voting rights of U.S. Government Fund, Limited-Term Fund, and Short-Term Bond Fund are the same. As shareholders of the Short-Term Bond Fund, former shareholders of U.S. Government Fund and Limited-Term Fund will have the same voting rights with respect to the Short-Term Bond Fund as they currently have with respect to U.S. Government Fund, Limited-Term Fund, and the Short-Term Bond Fund. The Short-Term Bond Fund does not routinely hold annual meetings of shareholders.


Capitalization

The following table shows the unaudited capitalization of U.S. Government Fund, Limited-Term Fund, and the Short-Term Bond Fund as of June 30, 2000, and on a pro forma basis as of that date giving effect to the proposed acquisition of fund assets. The actual net assets of U.S. Government Fund, Limited-Term Fund, and the Short-Term Bond Fund on the Valuation Date will differ due to fluctuations in net asset values, subsequent purchases and redemptions of shares.

                         Net Assets  Net Asset Value        Shares
  Fund                    (000's)       Per Share     Outstanding (000's)
 ------------------------                                                  -----

  U.S. Government         $123,499        $4.49             27,492
                         --------------------------------------------------
  Limited-Term              40,425         4.39              9,208
                         --------------------------------------------------
  Short-Term Bond          286,671         4.52             63,463
  Pro Forma Combined
  Short-Term Bond/U.S.     410,170         4.52             90,786
  Government
                         --------------------------------------------------
  Short-Term               327,096         4.52             72,407
  Bond/Limited-Term
                         --------------------------------------------------
  Short-Term Bond/U.S.     450,595         4.52             99,729
  Government/Limited-Term
 -------------------------------------------------------------------------------




Other Matters

To the extent permitted by law, the Plan may be amended without shareholder approval by the Boards of Directors of the funds; may waive without shareholder approval any default by U.S. Government Fund, Limited-Term Fund, or Short-Term Bond Fund or the failure to satisfy any of the conditions of their obligations, provided that no such amendment or waiver may be made if it would adversely affect shareholders of U.S. Government Fund, Limited-Term Fund, or the Short-Term Bond Fund. The Plan may be terminated and the reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of U.S. Government Fund and Limited-Term Fund by action of the Boards of Directors of the funds. The Boards of Directors of the funds may, at their election, terminate the Plan in the event that the reorganization has not closed on or before January 31, 2001.


                              FINANCIAL STATEMENTS

The audited financial statements for the fiscal years ended May 31, 2000 for the Short-Term Bond Fund and U.S. Government Fund and October 31, 1999 for the Limited-Term Fund, are incorporated by reference in this Statement.The unaudited financial statements dated April 30, 2000 for the Limited-Term Fund contained in the semiannual report are also incorporated by reference herein. Financial highlight information for the funds is shown below. This information is contained in the May 31, 2000 annual reports for Short-Term Bond Fund and U.S. Government Fund and the March 1, 2000 prospectus for Limited-Term Fund.

 Table 2  Financial Highlights
                                                    Year ended May 31
  U.S. Government                1996        1997        1998         1999         2000
 -------------------------------------------------------------------------------------------------

  Net asset value,
  beginning of period         $  4.67     $  4.59     $   4.62     $   4.65     $   4.60
  Income From Investment Operations
  Net investment income          0.28 /a/    0.28 /a/     0.27        0.25/a/      0.26/a/
                              ---------------------------------------------------------------
  Net gains or losses on
  securities (both realized     (0.08)       0.03         0.03        (0.05)       (0.11)
  and unrealized)
                              ---------------------------------------------------------------
  Total from investment
  operations                     0.20        0.31         0.30         0.20         0.15
  Less Distributions
  Dividends (from net           (0.27)      (0.27)       (0.27)       (0.25)       (0.26)
  investment income)
                              ---------------------------------------------------------------
  Distributions (from              --          --           --           --           --
  capital gains)
                              ---------------------------------------------------------------
  Returns of capital            (0.01)      (0.01)          --           --           --
                              ---------------------------------------------------------------
  Total distributions           (0.28)      (0.28)       (0.27)       (0.25)       (0.26)
                              ---------------------------------------------------------------
  Net asset value,            $  4.59     $  4.62     $   4.65     $   4.60     $   4.49
  end of period
                              ---------------------------------------------------------------
  Total return/b/                4.31% /a/   6.90% /a/    6.71%/a/     4.39%/a/     3.23%/a/
  Ratios/Supplemental Data
  Net assets, end of period   $98,529     $92,697     $109,863     $134,227     $123,499
  (in thousands)
                              ---------------------------------------------------------------
  Ratio of expenses to           0.70% /a/   0.70% /a/    0.70% /a/    0.70% /a/    0.70% /a/
  average net assets
                              ---------------------------------------------------------------
  Ratio of net income to         5.93% /a/   6.05% /a/    5.88% /a/    5.42%/a/     5.60%/a/
  average net assets
                              ---------------------------------------------------------------
  Portfolio turnover rate       152.8%       82.9%       107.5%       145.3%        54.7%
 -------------------------------------------------------------------------------------------------


 /a/
   Excludes expenses in excess of a 0.70% voluntary expense limitation in effect through May 31, 2000.

 /b/Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

 Table 2  Financial Highlights (continued)
                                      Year ended October 31
  Limited-Term            1995      1996      1997      1998      1999
 -------------------------------------------------------------------------------

  Net asset value,
  beginning
  of period              $  4.64   $  4.65   $  4.60   $  4.61   $  4.69
  Income From Investment Operations
  Net investment income     0.32      0.30      0.29      0.28      0.26
                         --------------------------------------------------
  Net gains or losses
  on securities
  (both realized and        0.01     (0.05)     0.01      0.08     (0.21)
  unrealized)
                         --------------------------------------------------
  Total from investment
  operations                0.33      0.25      0.30      0.36      0.05
  Less Distributions
  Dividends (from net      (0.31)    (0.29)    (0.28)    (0.28)    (0.26)
  investment income)
                         --------------------------------------------------
  Distributions (from         --        --        --        --        --
  capital gains)
                         --------------------------------------------------
  Returns of capital       (0.01)    (0.01)    (0.01)       --        --
                         --------------------------------------------------
  Total distributions      (0.32)    (0.30)    (0.29)    (0.28)    (0.26)
                         --------------------------------------------------
  Net asset value, end   $  4.65   $  4.60   $  4.61   $  4.69   $  4.48
  of period
                         --------------------------------------------------
  Total return/a/           7.36%     5.48%     6.73%     7.97%     1.06%
  Ratios/Supplemental Data
  Net assets, end of
  period                 $27,004   $25,984   $29,620   $40,904   $52,992
  (in thousands)
                         --------------------------------------------------
  Ratio of expenses to
  average                   0.55%     0.55%     0.55%     0.55%     0.55%
  net assets
                         --------------------------------------------------
  Ratio of net
  investment income to      6.85%     6.43%     6.28%     5.96%     5.65%
  average net assets
                         --------------------------------------------------
  Portfolio turnover        84.3%    116.1%     74.5%     52.0%     42.2%
  rate
 -------------------------------------------------------------------------------

 /a/Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

 Table 2  Financial Highlights
                                          Year ended May 31
  Short-Term Bond          1996       1997       1998       1999       2000
 ------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $   4.72   $   4.64   $   4.65   $   4.69   $   4.63
  Income From Investment Operations
  Net investment income      0.29       0.27       0.27       0.26       0.26
                         -------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and              (0.08)      0.01       0.04      (0.06)     (0.11)
  unrealized)
                         -------------------------------------------------------
  Total from investment
  operations                 0.21       0.28       0.31       0.20       0.15
  Less Distributions
  Dividends (from net       (0.28)     (0.26)     (0.27)     (0.26)     (0.26)
  investment income)
                         -------------------------------------------------------
  Distributions (from          --         --         --         --         --
  capital gains)
                         -------------------------------------------------------
  Returns of capital        (0.01)     (0.01)        --         --         --
                         -------------------------------------------------------
  Total distributions       (0.29)     (0.27)     (0.27)     (0.26)     (0.26)
                         -------------------------------------------------------
  Net asset value,       $   4.64   $   4.65   $   4.69   $   4.63   $   4.52
  end of period
                         -------------------------------------------------------
  Total return/a/            4.58%      6.28%      6.87%      4.23%      3.39%
  Ratios/Supplemental Data
  Net assets, end of     $429,498   $373,284   $331,955   $324,098   $286,671
  period (in thousands)
                         -------------------------------------------------------
  Ratio of expenses to       0.72%      0.74%      0.72%      0.73%      0.72%
  average net assets
                         -------------------------------------------------------
  Ratio of net income        6.15%      5.91%      5.82%      5.44%      5.74%
  to average net assets
                         -------------------------------------------------------
  Portfolio turnover        118.7%     103.9%      73.0%      51.6%      50.7%
  rate
 ------------------------------------------------------------------------------------


 /a/Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

The investment objective, policies, and restrictions of the funds are described in greater detail in their prospectuses.


Investment Policies and Objectives

In seeking to achieve their respective investment objectives, the funds are guided by similar but different investment policies and restrictions which should be considered by the shareholders of U.S. Government Fund and Limited-Term Fund. Unless otherwise specified, the investment policies and restrictions of the Short-Term Bond Fund, U.S. Government Fund, and Limited-Term Fund described below may be changed without shareholder approval. Fundamental policies may not be changed without the approval of the lesser of (i) 67% of a fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of a fund's outstanding shares.

   . U.S. GOVERNMENT FUND. The U.S. Government Fund seeks the highest current income consistent with minimal share price fluctuation.

     The fund will invest primarily in a diversified portfolio of short-term U.S. government-backed securities. At least 65% of total assets will normally consist of: Treasury issues; agency-backed fixed rate, adjustable rate, and balloon mortgage securities, including collateralized mortgage obligations (CMOs); and government agency notes and bonds. Mortgage-backed securities, such as those issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie
     Mae), and the Federal Home Loan Mortgage Association (Freddie Mac), tend to offer higher yields than Treasuries with comparable maturities but with little or no additional credit risk.

     Up to 35% of the fund's assets may be invested in nongovernment securities such as corporate notes and bonds and asset-backed securities. These securities must meet the fund's high credit-quality standards and be rated AA or higher by at least one major rating agency at the time of purchase or, if unrated, must have a T. Rowe Price equivalent. Within this broad structure, investment decisions reflect the manager's outlook for interest rates and the economy as well as the relative prices and yields of the various securities.

     While the fund's weighted average effective maturity will not exceed three years, there is no limit on the effective maturity of individual issues at the time of purchase. (An issue's effective maturity is based on its nearest call or expected prepayment date rather than its maturity date.)

     The fund also may make limited investments in derivatives, which can provide higher yields and in some cases reduce interest rate risk; certain derivative securities, however, could make the portfolio more risky.

     The fund may sell securities for a variety of reasons, such as to adjust the portfolio's average maturity or quality, or to shift assets into higher-yielding securities.

   . LIMITED-TERM FUND. The Limited-Term Fund seeks a high level of income consistent with moderate fluctuations in principal value.

     The fund invests at least 65% of total assets in short- and intermediate-term bonds. There are no maturity limitations on individual securities purchased, but the fund's average effective maturity will not exceed five years. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than would be true of a fund targeting a stated maturity or maturity range.

     At least 90% of the fund's portfolio will consist of investment-grade securities rated in the four highest credit categories (AAA, AA, A, BBB) by at least one national rating agency or, if unrated, that have received the
     T. Rowe Price equivalent. In an effort to enhance yield, up to 10% of assets can be invested in below-investment-grade securities, commonly referred to as "junk" bonds, including those with the lowest rating. The fund's holdings may include mortgage-backed securities, derivatives, and foreign investments. The fund's income level should be higher than the money fund's, but its share price will vary.

     Within this broad structure, investment decisions reflect the manager's outlook for interest rates and the economy as well as the prices and yields of the various securities. For example, if rates are expected to fall, the manager may seek longer-term securities (within the fund's program) that would provide higher yields and appreciation potential. And if, for instance, the economic outlook is positive, the manager may take advantage of the 10% "basket" for noninvestment-grade bonds.

     The fund may also invest in other securities, including futures and options, in keeping with the fund's objective.

   . SHORT-TERM BOND FUND. The Short-Term Bond Fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

     The fund invests in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities. The fund may also invest in bank obligations, collateralized mortgage obligations, foreign securities, and hybrids. Normally, at least 65% of total assets will be invested in short-term bonds. The fund's average effective maturity will not exceed three years, and no security's effective maturity will exceed seven years when purchased. (An issue's effective maturity is based on its nearest call date rather than its maturity date.) The fund will purchase only securities that are rated within the four highest credit categories (AAA, AA, A, BBB) by at least one national rating agency or, if unrated, that have a T. Rowe Price equivalent rating.

     Within this broad structure, investment decisions reflect the manager's outlook for interest rates and the economy as well as the prices and yields of the various securities. For example, if rates are expected to fall, the manager may seek longer-term securities (within the fund's program) that would provide higher yields and appreciation potential.

     The fund may also invest in other securities, including futures and options, in keeping with the fund's objective.

Each fund may sell holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality, or to shift assets into higher-yielding securities.


Investment Restrictions?

Except as previously discussed, the investment restrictions of the funds are substantially the same. None of the funds will purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry. However, the Short-Term Bond Fund will normally concentrate 25% or more of its assets in securities of the banking industry when the fund's position in issues maturing in one year or less equals 35% or more of the fund's total assets.


What kinds of securities can the funds invest in?

Each fund may invest in a wide variety of fixed income securities, including money market securities, mortgage-backed securities, asset-backed securities, hybrid instruments and foreign securities (the U.S. Government Fund does not invest in foreign securities). Additionally, the funds may engage in different types of management practices, including: borrowing money and using interest rate futures and other derivatives.


How has each fund performed?

The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.

                                    Calendar Year Total Returns
     Fund       "89"  "90"  "91"   "92"  "93"  "94"   "95"   "96"  "97"  "98"  "99"
 -----------------------------------------------------------------------------------------
  U.S.
  Government      --    --     --  3.96  2.77  -0.63  11.11  4.30  6.65  6.89
  Limited-Term    --    --     --    --    --  -3.15  10.17  3.91  7.16  7.00  1.07
  Short-Term    9.91  8.63  11.21  5.02  6.62  -2.92   9.74  3.91  6.29  6.18
  Bond
 -----------------------------------------------------------------------------------------

 U.S. Government Quarter ended Total return

 Best quarter   9/30/98   3.56%

 Worst quarter  6/30/94   -0.80%

 The U.S. Government Fund's total return for the six months ended 6/30/00 was 2.48%.

 Limited-Term   Quarter ended Total return

 Best quarter   9/30/98   3.66%

 Worst quarter  3/31/94   -2.22%

 The Limited-Term Fund's total return for the six months ended 6/30/00 was 2.88%.

 Short-Term Bond Quarter ended Total return

 Best quarter   9/30/91   4.19%

 Worst quarter  12/31/94  -1.46%

 The Short-Term Bond Fund's total return for the six months ended 6/30/00 was 2.77%.

 Table 3  Average Annual Total Returns
                                       Periods ended
                                     December 31, 1999
                                                                      Inception
                         1 year  5 years  10 years  Since inception     date
 ------------------------
  U.S. Government Fund                       --                        9/30/91
  Salomon Smith Barney
  6-month Treasury Bill
  Index                                      --          4.82
  Salomon Smith Barney
  2-year Treasury Index                      --
  Lipper Short U.S.
  Government Funds
  Average                                    --

  Limited-Term Fund       1.07    5.81       --          4.49         10/29/93
  Merrill Lynch 1-5
  Year Corporate
  Government Bond Index   2.19    6.86       --          5.47/a/
  Lipper
  Short-Intermediate
  Investment Grade Debt
  Funds Average           0.89    6.23       --          4.69/a/

  Short-Term Bond Fund                                     --          3/01/84
  Lehman Brothers 1-3
  Years
  Government/Corporate
  Bond Index                                               --
  Lipper Short
  Investment-Grade Debt                                    --
  Funds Average
 -------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

 /a/ Since 10/31/93.


Performance of U.S. Government Fund

The following information is excerpted from U.S. Government Fund's annual report dated May 31, 2000.

In a difficult environment for short-term bonds, your fund posted modest total returns for the 6- and 12-month periods ended May 31, 2000. Results were comparable to the benchmarks for the year, but fell short for the six months. Your returns were provided entirely by dividend income over both periods. As a result of rising interest rates, the fund's share price declined $0.11 during the year, from $4.60 to $4.49 at the end of the period. Rising dividend income per share of $0.26 (up a penny from the year ended May 31, 1999) overcame the decline in net asset value. The fund's six-month dividend yield rose to 5.87% from 5.51% on November 30.

Although we entered the latest six-month period with a duration we consider neutral versus our peers (2.2 years), we reduced duration even further as the period progressed. (Duration is a measure of a bond fund's sensitivity to interest rates; for example, a duration of two years means the fund's share price will rise or fall about 2% for each one-- percentage-point fall or rise in interest rates.) Unfortunately, we did not move quickly enough to reduce interest rate sensitivity, and this hurt performance.

The silver lining in an environment of sharply rising short-term interest rates, of course, is rising income for shareholders. During the past six months, we positioned the portfolio in high-quality instruments that offer attractive yield advantages over Treasuries and reliable payment streams. Meanwhile, we significantly reduced the fund's allocation to Treasuries during the period, as reflected in the decline of U.S. government obligations from 25% to 16% as of May 31. Exposure to mortgage-backed securities remained steady at 50%, and within that sector we are focused on collateralized mortgage obligations (CMOs) that are protected against prepayment risk. (CMOs are securities backed by pools of mortgages. When homeowners refinance, they pay off their existing mortgages and replace them with lower interest mortgages. In substantial numbers, homeowner refinancing, or prepayment, can hurt the value of mortgage-backed securities by reducing their yields. Certain types of CMOs are structured so that their payment streams are buffered against prepayments.) In addition, we also emphasized securities backed by commercial mortgages, which are less interest rate sensitive than residential mortgages.

The fund's exposure to asset-backed securities also rose during the past six months, to 18% from 11%. Structured securities backed by credit card debt and automobile loans offer top-quality credit ratings (AAA) and yet have yields well in excess of AAA corporate short-term debt. These instruments also have high liquidity, meaning they can be bought and sold easily with minimal impact on their prices. We also own some floating-rate securities backed by credit cards. The floating-rate feature causes these instruments to increase their coupon payments when interest rates rise, thus increasing their total returns.

Going forward, we plan to retain our defensive duration posture as we feel the Fed will probably increase rates at least once more before year-end. We continue to look for added value in the mortgage, corporate, and asset-backed sectors and to focus on highly liquid securities.


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the U.S. Government Fund since inception. The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

LOGO


SHORT-TERM U.S. GOVERNMENT FUND

------------------------------------------------------------------

                  Salomon Smith Barney

                  2-Year Treasury                 Short-Term Fund

                  Note Index                      U.S. Government Fund

9/30/91        10,000                                  10,000

5/92              10,562                                  10,440

5/93              11,325                                  10,682

5/94              11,554                                  10,823

5/95              12,426                                  11,488

5/96              13,035                                  11,983

5/97              13,896                                  12,810

5/98              14,843                                  13,670

5/99              15,493                                  14,270

5/00              15,998                                 14,731


Performance of Limited-Term Fund

The following information is excerpted from Limited-Term Fund's semiannual report dated April 30, 2000.

The Fed's aggressive rate hikes had a harsh effect on shorter-term securities, making it difficult for your fund to make much headway. Nonetheless, it posted a positive return of 1.44% for the six months and stayed ahead of its Lipper group average. Twelve-month results of 1.87% also outdistanced the Lipper benchmark. Dividends per share did not rise but, due to the fund's relatively modest expenses, remained comparatively high within its peer group. Income helped compensate for a modest decline in share price from $4.48 to $4.41 during the six-month period.

To defend against rising rates, we took steps to reduce the fund's interest rate exposure. We shortened weighted average maturity from 3.7 years to 3.4 years, and effective duration (a measure of sensitivity to movements in interest rates) fell correspondingly from 3.0 to 2.7 years. This effort provided increased protection against principal loss.

Corporate bonds became a less attractive investment for us after October. Generally speaking, we believe that cost pressures may begin to threaten corporate balance sheets because rapid economic growth in the absence of inflation has resulted in higher production costs without the flexibility to pass those costs through to consumers. We have already seen corporate profit margins come under pressure, increasing the likelihood that credit quality will erode. Corporate bonds-particularly lower-rated high-yield issues-have already been hurt by deteriorating liquidity and declining prices. Therefore, we reduced corporate holdings from 47% of assets to 41% mainly by selling underperforming sectors, such as retail and consumer products, but also by trimming industrials, utilities, and telecom where risk appeared to have risen modestly. To keep the fund's yield competitive, the proceeds of these sales were deployed into AAA rated asset-backed securities, mortgage-backed securities, and Treasuries.

Quality diversification reflected our preference for high quality. The percentage of assets in AAA securities rose from 38% to 41% of assets, while AA and A holdings both climbed. Our stake in BBB rated issues fell from 21% to 16%-a positive considering the underperformance of these issues. Average portfolio credit quality remained at a solid AA.

As inflation pressures have grown, we have increased our small but strategic allocation to Treasury inflation-protected securities (TIPS) by two percentage points. Our holdings now stand at 3% of assets. These securities have a lower coupon than traditional Treasuries, but their principal adjusts upward at the rate of inflation so that the securities provide a stable real return. They act as a good inflation hedge for short-term investors, and we expect that we will continue to use TIPS as long as the threat of inflation lingers.


Performance Comparison

This chart shows the value of a hypothetical $25,000 investment in the Limited-Term Fund since inception. The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

LOGO


SUMMIT LIMITED-TERM BOND FUND

------------------------------------------------------------------

                           Merrill Lynch     Lipper Short
                          1-5 Year               Intermediate
                          Corporate and    Investment-       Summit
                          Government        Grade Debt        Limited-Term
                          Bond Index        Funds Average    Bond Fund

10/29/93                25.000                25.000                 25.000

10/94                      24.987                24.485                 24.822

10/95                      27.606                27.109                 26.649

10/96                      29.240                28.613                 28.109

10/97                      31.266                30.531                 30.002

10/98                      33.905                32.639                 32.393

10/99                      34.665                33.153                 32.735


Performance of Short-Term Bond Fund

The following information is excerpted from Short-Term Bond Fund's annual report dated May 31, 2000.

The harsh rate environment made it difficult for your fund to make much headway in the past year. Nonetheless, it posted a return of 2.09% for the six months, superior to the 1.70% advance of the Lipper Short Investment-Grade Debt Funds Average. That showing helped it post a 3.39% one-year result that also outpaced the Lipper, despite trailing the benchmark earlier in the year. Twelve-month dividends per share rose by one penny over six months ago, and income helped compensate for a modest decline in share price from $4.56 to $4.52 during the six-month period.

With rates rising steadily, we steered the fund toward a more defensive strategy. An important part of this effort was to reduce the portfolio's sensitivity to interest rates. Over the past six months, we have trimmed weighted average maturity from 2.3 years to 2.1 years, and cut effective duration (a measure of interest rate exposure where higher numbers indicate greater sensitivity to rate changes) from 2.0 to 1.8 years.

This effort helped us to keep principal losses to a minimum. One of the ways we implemented this strategy was by maintaining a reserve position (invested largely in money market securities) at a relatively high 18%. We also felt it was prudent to raise the credit quality of the portfolio. We elevated the position in AAA securities from 38% to 42% of assets; AA holdings rose from 17% to 20%, and A issues rose from 22% to 24%. Correspondingly, we sharply reduced our stake in lower-rated securities. Six months ago, the fund had 23% of assets in bonds rated BBB and BB. At the period's end we reduced that stake to 14%, all in BBB securities -- those at the weak end of the investment-grade spectrum. This change aided results since lower-rated bonds underperformed during the six-month period. Average portfolio credit quality remained at a solid AA.

Corporate bonds became a less attractive investment for us after November. Generally speaking, we believe that cost pressures may begin to threaten corporate balance sheets. Rapid economic growth in the absence of inflation has resulted in higher production costs without the flexibility to pass those costs through to consumers. We have already seen corporate profit margins come under pressure, increasing the likelihood that credit quality will erode. Corporate bonds -- particularly lower-rated, high-yield issues -- have already been hurt by deteriorating liquidity and declining prices. Therefore, we reduced corporate holdings from 47% of assets to 41% mainly by selling underperforming sectors such as consumer products. However, we held steady positions in the transportation and media and communication sectors, where we see fundamentals continuing to improve. To keep the fund's yield competitive, the proceeds of these sales were deployed into AAA rated asset-backed securities, mortgage-backed securities, and Treasuries.

As inflation pressures have grown, we have increased our small but strategic allocation to Treasury inflation-protected securities (TIPS) to 3% of assets. These securities have a lower coupon than traditional Treasuries, but their principal value adjusts upward at the rate of inflation, providing a stable real (after inflation) return of approximately 4%. TIPS act as a good inflation hedge for short-term investors, and we expect to use them as long as the threat of inflation lingers.


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the Short-Term Bond Fund over the past 10 fiscal year periods. The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

LOGO


                         Lehman Brothers 1-3 Year                TRP Short-Term

                         Government/Corp Bond Index        Bond Fund

                       ------------------------------------------
    -----------------------

5/31/90                             10,000
                                        10,000

5/91                                   11,104
                                        10,966

5/92                                   12,l82
                                         11,983

5/93                                   13,030
                                        12,870

5/94                                   13,303
                                        13,045

5/95                                   14,297
                                        13,489

5/96                                   15,061
                                        14,107

5/97                                   16,064
                                        14,993

5/98                                   17,189
                                        16,024

5/99                                   18,112
                                        16,701

5/00                                  18,840
                                         17,267


                     ADDITIONAL INFORMATION ABOUT THE FUNDS


How can I get more information about the funds?

The funds file proxy materials, reports and other information with the Securities and Exchange Commission. These reports can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's New York Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048, and Chicago Regional Office, Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of these materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

A copy of U.S. Government Fund and Short-Term Bond Fund's most current annual shareholder report was mailed to all shareholders of record at the close of business for the funds' fiscal period-end, and Limited-Term Fund's most current semiannual and annual shareholder report was mailed to all shareholders of record at the close of business for the fund's semiannual and fiscal period-end. If you would like to receive additional copies of any report, please contact T. Rowe Price by calling 1-800-541-5910; writing to 100 East Pratt Street, Baltimore, Maryland 21202; or visiting our website at www.troweprice.com. All copies are provided free of charge.


            FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING


Who is asking for my vote?

For the reasons set forth under "Reasons for the Reorganization," the Boards of the U.S. Government Fund and Summit Inc., including a majority of the independent directors, have concluded that the reorganization is in the best interests of the shareholders of U.S. Government Fund and Limited-Term Fund and therefore recommend that shareholders vote for approval of the Plan. The votes will be formally counted at the special meeting on Wednesday, October 25, 2000, and if the special meeting is adjourned, at any later meeting. The U.S. Government Fund and Limited-Term Fund's shareholders may vote in person at the special meeting, by Internet, by telephone, or by returning your completed proxy card in the postage-paid envelope provided. Details can be found on the enclosed proxy insert. Do not mail the proxy card if you are voting by Internet or telephone.


Who is eligible to vote?

Shareholders of record at the close of business on August 25, 2000, (the "RECORD DATE") are entitled to vote. The notice of special meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about September 1, 2000.

Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share of the fund(s) they held as of August 25, 2000. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the fund(s): (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What is the required quorum?

To hold the meeting for the U.S. Government Fund, a majority of U.S. Government Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. To hold the meeting for the Limited-Term Fund, a majority of Limited-Term Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of the proposal are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of U.S. Government Fund and Limited-Term Fund's shareholders.


How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. You may direct the proxy holders to vote your shares on the proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box. Alternatively, you may simply sign, date, and return your proxy card(s) with no specific instructions as to the proposal. IF YOU PROPERLY EXECUTE YOUR PROXY CARD AND GIVE NO VOTING INSTRUCTIONS WITH RESPECT TO THE PROPOSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL.

Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the fund but are not voted as to proposal because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the proposal must be approved by a percentage of voting securities present at the meeting or a majority of outstanding shares, abstentions and broker non-votes will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

For shares held in IRA accounts, the custodian shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received.

Can additional matters be acted upon at the special meeting?

The management of U.S. Government Fund and Limited-Term Fund knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.


How can proxies be recorded?

You may record your votes on the proxy card enclosed with this statement and mail it in the prepaid envelope provided to Management Information Services Corp., who U.S. Government Fund and Limited-Term Fund has retained to tabulate the votes. In addition, U.S. Government Fund and Limited-Term Fund have arranged to have votes recorded through the Internet or by telephone. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.


How can proxies be solicited, and who pays for the costs involved?

Directors, officers, or employees of the funds or of its investment manager, T. Rowe Price, may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders' instructions have been recorded correctly, confirmation of the instructions is also mailed. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

The costs of the meeting, including the solicitation of proxies, will be paid by
T. Rowe Price. To ensure that sufficient shares of common stock are represented at the meeting to permit approval of the proposal outlined in this Statement, T. Rowe Price may retain the services of a proxy solicitor to assist it in soliciting proxies for a fee plus reimbursement of out-of-pocket expenses. Securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts.

Can I change my vote after I mail my proxy?

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before it is voted by filing a written notice of revocation with U.S. Government Fund, Short-Term Bond Fund, and Limited-Term Fund, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.

                      GENERAL INFORMATION ABOUT THE FUNDS


Who are the principal holders of each fund's shares?

Table 4 sets forth the persons owning more than 5% of fund's outstanding common stock as of June 30, 2000.

 Table 4  Record/Beneficial Ownership of the
Funds' Shares
                   Fund                                  Owner                 % Ownership
 ------------------------------------------------------------------------------------------
  Limited-Term                               Maryland Higher Education            14.5

                                             Investment Program

                                             217 E. Redwood Street

                                             Suite 2050

                                             Baltimore, Maryland 21202-3313
 ------------------------------------------------------------------------------------------
  U.S. Government                            T. Rowe Price Trust Company           6.7

                                             Attn.: TRPS Inst. Control Dept.

                                             P.O. Box 17215

                                             Baltimore, Maryland 21297-1215
 ------------------------------------------------------------------------------------------
  Short-Term Bond                            T. Rowe Price Trust Company          22.1

                                             Attn.: TRPS Inst. Control Dept.

                                             P.O. Box 17215

                                             Baltimore, Maryland 21297-1215
 ------------------------------------------------------------------------------------------




As of June 30, 2000, the executive officers and directors of the Short-Term Bond Fund, as a group, beneficially owned, directly or indirectly, _________ shares, representing less than 1% of its outstanding stock.


                          TRANSFER AGENT AND CUSTODIAN

T. Rowe Price Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, serves as the transfer agent and dividend disbursing agent for the funds. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the funds' domestic securities and The Chase Manhattan Bank, N.A., London ("Chase"), Woolgate House, Coleman Street, London, England, EC2P 2HD, is the custodian of the Limited-Term and Short-Term Bond Funds' portfolio securities purchased outside the United States.


                                 LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Short-Term Bond Fund are being passed upon by Swidler Berlin Shereff Friedman, LLP, 405 Lexington Avenue, New York, New York 10174.

                                    EXPERTS

The financial statements of the Short-Term Bond Fund, U.S. Government Fund, and Limited-Term Fund included in the Annual Reports to Shareholders for the fiscal years ended May 31, 2000 for the U.S. Government Fund and Short-Term Bond Fund, and October 31, 1999 for the Limited-Term Fund have been incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP given on their authority as experts in auditing and accounting.

                                   Exhibit A


                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made this ____ day of September, 2000, by and between T. Rowe Price Short-Term Bond Fund, Inc., a corporation organized and existing under the laws of Maryland (the "Acquiring Fund"), and the T. Rowe Price Short-Term U.S. Government Fund, Inc., a corporation organized and existing under the laws of Maryland, (the "Acquired Fund").

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made this ____ day of September, 2000, by and between T. Rowe Price Short-Term Bond Fund, Inc., a corporation organized and existing under the laws of Maryland (the "Acquiring Fund"), and the T. Rowe Price Summit Funds, Inc., on behalf of its separately designated series, the T. Rowe Price Summit Limited-Term Bond Fund (the "Acquired Fund"). All references in this agreement to the Acquired Fund are, as applicable, to T. Rowe Price Summit Funds, Inc. on behalf of the Acquired Fund.


                              W I T N E S S E T H:

     The Acquiring Fund and the Acquired Fund are each registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest. The Acquiring Fund and the Acquired Fund have agreed to combine through the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of Common Stock, par value $.01 per share, of the Acquiring Fund (the "Acquiring Fund Shares") and the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. The Acquiring Fund wishes to enter into a definitive agreement setting forth the terms and conditions of the foregoing transactions as a "plan of reorganization" and "liquidation" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.   ASSETS TO BE TRANSFERRED

     A.
REORGANIZATION. Prior to the close of regular trading on the New York Stock Exchange (the "Exchange") on the Closing Date (as hereinafter defined), all the assets of the Acquired Fund, net of appropriate reserves and those assets described in paragraph 1.C. below, shall be delivered as provided in paragraph 2.C. to State Street Bank and Trust Company, custodian of the Acquired Fund's U.S. assets

(the "Custodian") or, in the case of securities maintained outside of the United States, The Chase Manhattan Bank, N.A., London (the "Foreign Custodian"), if applicable, in exchange for and against delivery by the Acquiring Fund to the Acquired Fund on the Closing Date of a number of Acquiring Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets of the Acquired Fund so transferred, assigned and delivered, all determined and adjusted as provided in paragraph 1.B. below. Notwithstanding the foregoing, the assets of the Acquired Fund to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets of the Acquired Fund and at least 70% of the fair market value of the gross assets of the Acquired Fund as described on the "Valuation Date" (hereinafter defined).

     B.
VALUATION. The net asset value of shares of the Acquiring Fund and the value of the assets of the Acquired Fund to be transferred shall, in each case, be computed as of the close of regular trading on the Exchange on the Valuation Date (as hereinafter defined). The net asset value of the Acquiring Fund Shares shall be computed in the manner set forth in the Acquiring Fund's current prospectus and statement of additional information under the Securities Act of 1933 (the "1933 Act") and the 1940 Act. The value of the assets of the Acquired Fund to be transferred shall be computed by the Acquiring Fund in accordance with the policies and procedures of the Acquiring Fund as described in the Acquiring Fund's current prospectus and statement of additional information under the 1933 Act and the 1940 Act, subject to review and approval by the Acquired Fund and to such adjustments, if any, agreed to by the parties.

     C.EXCLUDABLE ASSETS. If on the Closing Date the assets of the Acquired Fund include accounts receivable, causes of actions, claims and demands of whatever nature, contract rights, leases, business records, books of accounts and shareholder records, the Acquiring Fund may for reasonable cause refuse either to accept or to value such assets (other than fully collectible and transferable dividends, interest and tax refunds). For purposes of this paragraph l.C., "reasonable cause" includes the inability to obtain a reliable value, the likelihood of engaging in protracted collection efforts or the likelihood of engaging in burdensome administrative responsibilities to receive value. In addition, there shall be deducted from the assets of the Acquired Fund described in paragraph 1.A. assets not transferred pursuant to paragraph 1.A. and cash in an amount estimated by the Acquired Fund to be sufficient to pay all the liabilities of the Acquired Fund, including, without limitation, (i) amounts owed to any shareholders including declared but unpaid dividends and amounts owed to any former shareholders in respect of redemptions in the ordinary course of business, (ii) accounts payable and other accrued and unpaid expenses incurred in the normal operation of its business up to and including the Closing Date, and (iii) the costs and expenses, if any, incurred by the Acquired Fund in making and carrying out this Agreement (other than costs and expenses to be paid for by T. Rowe Price).

2.   DEFINITIONS

     A.CLOSING AND CLOSING DATE. Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the "Closing") shall be conducted at the offices of the Acquiring Fund in Baltimore, Maryland beginning at 10:00 a.m., Eastern time, on November 1, 2000, or at such other place or on such later business day as may be agreed upon by the parties. In the event that on the Valuation Date (i) the Exchange is closed or trading thereon is restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the Acquired Fund assets or the net asset value of the Acquiring Fund Shares is impractical, the Closing shall be postponed until the first business day after the first business day when trading on the Exchange or elsewhere shall have been fully resumed and reporting thereon shall have been restored, or such other business day as soon thereafter as may be agreed upon by the parties. The date on which the Closing actually occurs is herein referred to as the "Closing Date."

     B.
VALUATION DATE. The business day next preceding the Closing Date shall be the "Valuation Date." The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Valuation Date. The Acquired Fund shall only accept redemption requests received by it in proper form prior to the close of regular trading on the Exchange on the Valuation Date. Redemption requests received thereafter shall be deemed to be redemption requests for Acquiring Fund shares to be distributed to Acquired Fund shareholders pursuant to the Plan (assuming that the transactions contemplated by this Agreement have been consummated).

     C.
DELIVERY. Portfolio securities shall be delivered by the Acquired Fund to the Custodian or the Foreign Custodian, to be held until the Closing for the account of the Acquired Fund, no later than three (3) business days preceding the Closing (the "Delivery Date"), duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash of the Acquired Fund shall be delivered by the Acquired Fund on the Closing Date and shall be in the form of currency or wire transfer in federal funds, payable to the order of the Custodian or the Foreign Custodian. A confirmation for the Acquiring Fund Shares, credited to the account of the Acquired Fund and registered in the name of the Acquired Fund, shall be delivered by the Acquiring Fund to the Acquired Fund at the Closing.

3. FAILURE TO DELIVER SECURITIES. If, on the Delivery Date, the Acquired Fund is unable to make delivery under paragraph 2.C. to the Custodian or the Foreign Custodian of any of the portfolio securities of the Acquired Fund, the Acquiring Fund may waive the delivery requirements of paragraph 2.C. with respect to said undelivered securities, if the Acquired Fund has delivered to the Custodian or the Foreign Custodian by or on the Delivery Date and, with respect to said undelivered securities, such documents in the form of executed copies of an agreement of assignment and escrow agreement and due bills and the like as may be required by the Acquiring Fund or the Custodian or the Foreign Custodian, including brokers' confirmation slips.

4. POST-CLOSING DISTRIBUTION AND LIQUIDATION OF THE ACQUIRED FUND. As soon as practicable after the Closing, the Acquired Fund shall pay or make provisions for all of its debts, taxes and other liabilities and shall distribute all of the remaining assets thereof to the shareholders of the Acquired Fund; and the Acquired Fund shall no longer be listed on Form N-SAR. At, or as soon as may be practicable following the Closing Date, the Acquired Fund shall for federal income tax purposes be liquidated, and distribute the Acquiring Fund Shares received hereunder by instructing the Acquiring Fund that the pro rata interest (in full and fractional Acquiring Fund Shares) of each of the holders of record of shares of the Acquired Fund as of the close of business on the Valuation Date as certified by the Acquired Fund's transfer agent (the "Acquired Fund Record Holders") be registered on the books of the Acquiring Fund in the names of each of the Acquired Fund Record Holders. The Acquiring Fund agrees to comply promptly with said instruction. All issued and outstanding shares of the Acquired Fund shall thereupon be cancelled on the books of the Acquired Fund. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. The Acquiring Fund shall record on its books the ownership of Acquiring Fund Shares by Acquired Fund Record Holders. No redemption or repurchase of any Acquiring Fund Shares credited to Acquired Fund Record Holders in respect of the Acquired Fund Shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to the Custodian for cancellation. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the name of the Acquired Fund Record Holder on the books of the Acquiring Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5. ACQUIRED FUND SECURITIES. The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's portfolio investments as of the date of execution of this Agreement. The Acquired Fund may sell any of these investments and will confer with the Acquiring Fund with respect to investments for the Acquired Fund. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund's investment objectives, policies, and restrictions and a list of the investments, if any, on the list referred to in the first sentence of this paragraph 5 that do not conform to such objectives, policies, and restrictions. In the event that the Acquired Fund holds any investments that the Acquiring Fund may not hold, the Acquired Fund will, consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of such investments prior to the Closing Date, provided, however, that in no event will the Acquired Fund be required to dispose of assets to an extent which would cause less than 50% of the historic business assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement or to take any action that is inconsistent with paragraph 8.M. below. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain any investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Acquired Fund will, if requested by the Acquiring Fund, in a manner consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of an amount of such investments sufficient to avoid violating such limitations as of the Closing Date. On the Delivery Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the securities then owned by the Acquired Fund (the "Securities List"), which shall be prepared in accordance with the requirements of the Code and the regulations promulgated thereunder for specific identification tax lot accounting and which shall clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security transferred to the Acquiring Fund. The records from which the Securities List will be prepared shall be made available by the Acquired Fund prior to the Closing Date for inspection by the Acquiring Fund's Treasurer or his designee or the auditors of the Acquiring Fund upon reasonable request.

6. LIABILITIES AND EXPENSES. The Acquiring Fund shall not assume any of the liabilities of the Acquired Fund, and the Acquired Fund will use its reasonable efforts to discharge all its known liabilities, so far as may be possible, prior to the Closing Date. The Acquiring Fund shall not be responsible for any of the Acquired Fund's expenses in connection with the carrying-out of this Agreement.

7.   LEGAL OPINIONS.

     A.OPINION OF ACQUIRED FUND COUNSEL. At the Closing, the Acquired Fund shall furnish the Acquiring Fund with such written opinions (including opinions as to certain federal income tax matters) of Swidler Berlin Shereff Friedman, LLP, and the factual representations supporting such opinions as shall be, in form and substance reasonably satisfactory to the Acquiring Fund.

     B.
OPINION OF ACQUIRING FUND COUNSEL. At the Closing, the Acquiring Fund shall furnish the Acquired Fund with a written opinion of Swidler Berlin Shereff Friedman, LLP, and the factual representations supporting such opinions shall be, in form and substance reasonably satisfactory to the Acquired Fund.

8. ACQUIRED FUND REPRESENTATIONS, WARRANTIES AND COVENANTS. The Acquired Fund hereby represents and warrants to the Acquiring Fund, and covenants and agrees with the Acquiring Fund:

     A.
that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquired Fund as of October 31, 1999 and May 31, 2000 and for the year then ended heretofore delivered to the Acquiring Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquired Fund as of said date and for the period covered thereby;

     B.
that the Limited-Term Fund will furnish to the Acquiring Fund an unaudited statement of assets and liabilities, including the schedule of portfolio investments (or a statement of net assets in lieu of a statement of assets and liabilities and a schedule of portfolio investments), and the related statement of operations and statement of changes in net assets of the Limited-Term Fund for the period commencing on the date following the date specified in paragraph 8.A. above and ending on April 30, 2000. These financial statements will be prepared in accordance with generally accepted accounting principles and will reflect all liabilities of the Limited-Term Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, will present fairly the financial position and results of operations of the Limited-Term Fund as of the dates of such statements and for the periods covered thereby;

     C.
that there are no legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund, overtly threatened against the Acquired Fund which would individually or in the aggregate materially affect the financial condition of the Acquired Fund or the Acquiring Fund's ability to consummate the transactions contemplated hereby;

     D.
that the execution and delivery of this Agreement by the Acquired Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on July 18, 2000, and that the Acquired Fund will (i) take all steps necessary duly to call, give notice of, convene and hold a meeting of the shareholders of the Acquired Fund as soon as practicable and in accordance with applicable Maryland and federal law, for the purpose of approving this Agreement and the transactions contemplated herein and for such other purposes as may be necessary and desirable, and (ii) recommend to such shareholders the approval of this Agreement and the transactions contemplated herein and such other matters as may be submitted to such shareholders in connection with the transactions contemplated herein;

     E.
that from the date of this Agreement through the Closing Date, there shall not have been:

        (1)
     any material change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquired Fund (other than changes in the ordinary course of its business or relating to the transactions contemplated by this Agreement, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements of the Acquired Fund referred to in paragraphs 8.A. and B. above;

        (2)
     any loss (whether or not covered by insurance) suffered by the Acquired Fund materially and adversely affecting the assets of the Acquired Fund, other than depreciation of securities;

        (3)
     issued any option to purchase or other right to acquire stock of the Acquired Fund of any class granted by the Acquired Fund to any person (excluding sales in the ordinary course and a dividend reinvestment program);

        (4)
     any indebtedness incurred by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund, except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

        (5)
     any amendment to the Articles of Incorporation or By-Laws of the Acquired Fund except to effectuate the transactions contemplated hereunder or otherwise as disclosed in writing to the Acquiring Fund; or

        (6)
     any grant or imposition of any lien, claim, charge or encumbrance upon any asset of the Acquired Fund except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

     F.
that there are no material contracts outstanding to which the Acquired Fund is bound other than as disclosed to the Acquiring Fund;

     G.
that the Acquired Fund has filed all federal, state and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return other than with respect to all such matters which are not material individually or in the aggregate;

     H.
that, as promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Acquired Fund for federal income tax purposes;

     I.
that on the Closing Date the Acquired Fund will have good and marketable title to the assets of the Acquired Fund to be conveyed hereunder, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to the Acquiring Fund as set forth in paragraph 1.A. hereof. Upon delivery of such assets, the Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, except as to adverse claims of which the Acquiring Fund has notice at or prior to the time of delivery. Except as set forth on the Securities List, none of the securities comprising the assets of the Acquired Fund will be "restricted securities" under the 1933 Act or the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder;

     J.that the Proxy Statement/Prospectus (hereinafter defined) at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, will conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquiring Fund to the Acquired Fund;

     K.
that the Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of its Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound and that this Agreement constitutes a valid and legally binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally and general principles of equity;

     L.
that the Acquired Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code; and

     M.
that the Acquired Fund is registered with the Commission under the 1940 Act, classified as a management company and subclassified as an open-end company.

9. ACQUIRING FUND REPRESENTATIONS, WARRANTIES AND COVENANTS. The Acquiring Fund hereby represents and warrants to the Acquired Fund, and covenants and agrees with the Acquired Fund:

     A.
that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquiring Fund as of May 31, 2000 and for the year then ended heretofore delivered to the Acquired Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquiring Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquiring Fund as of said date and for the period covered thereby;

     B.
that there are no legal, administrative or other proceedings pending or, to its knowledge, overtly threatened against the Acquiring Fund which would individually or in the aggregate materially affect the financial condition of the Acquiring Fund's ability to consummate the transactions contemplated hereby;

     C.
that the execution and delivery of this Agreement by the Acquiring Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors of the Acquiring Fund by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on July 18, 2000, and that approval by the Acquiring Fund's shareholders of this Agreement or the consummation of the transactions contemplated herein is not required under applicable Maryland and federal law;

     D.
that from the date of this Agreement through the Closing Date, there shall not have been any material change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business and changes in sales volume), which has had an adverse material effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements of the Acquiring Fund referred to in paragraph 9.A. and B. above;

     F.
that the Acquiring Fund is registered with the Commission under the 1940 Act, classified as a management company and subclassified as an open-end diversified company;

     G.
that the shares of the Acquiring Fund to be issued pursuant to paragraph 1.A. will be duly registered under the 1933 Act by the Registration Statement (hereinafter defined) in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

     H.
that the Acquiring Fund Shares are duly authorized and validly issued and are fully paid, nonassessable and free of any preemptive rights and conform in all material respects to the description thereof contained in the Proxy Statement/Prospectus as in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

     I.
that the Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Acquiring Fund's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and that this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally and general principles of equity;

     J.
that the Acquiring Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code;

     K.
that the Acquiring Fund has filed all federal, state and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return, other than with respect to all such matters those which are not material individually or in the aggregate;

     L.
that the Proxy Statement/Prospectus at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, and the Registration Statement on the effective date thereof, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, will conform in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquired Fund to the Acquiring Fund; and

     M.
the current prospectus and statement of additional information of the Acquiring Fund (copies of which have been delivered to the Acquired Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

10.  CERTAIN CONDITIONS.

     Unless waived by the parties in writing in their sole discretion, all obligations of the parties hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

     A.
REGISTRATION STATEMENT AND PROXY STATEMENT/ PROSPECTUS. The Acquiring Fund will file a registration statement on Form N-14 with the Commission under the 1933 Act in order to register the Acquiring Fund Shares to be issued hereunder. Such registration statement in the form in which it shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, such registration statement as amended, is referred to herein as the "Registration Statement." The Acquired Fund will file preliminary proxy materials with the Commission under the 1940 Act and the 1934 Act, relating to the meeting of the shareholders of the Acquired Fund at which this Agreement and the transactions herein contemplated will be considered and voted upon, in the form of a combined proxy statement and prospectus and related statement of additional information included in the Registration Statement. The combined proxy statement and prospectus and related statement of additional information that is first filed pursuant to Rule 497(b) under the 1933 Act is referred to herein as the "Proxy Statement/Prospectus." The Acquiring Fund and the Acquired Fund each will exert reasonable efforts to cause the Registration Statement to become effective under the 1933 Act as soon as practical and agree to cooperate in such efforts. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Proxy Statement/Prospectus to be delivered to the shareholders of the Acquired Fund entitled to vote on the transactions contemplated by this Agreement at least 20 days prior to the date of the meeting of shareholders called to act upon such transactions.

     B.
SHAREHOLDER VOTE. The obligations of the Acquired Fund under this Agreement shall be subject to the shareholders of the Acquired Fund duly approving the execution and delivery of this Agreement and the transactions contemplated herein.

     C.
PENDING OR THREATENED PROCEEDINGS. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     D.
APPROPRIATE ARTICLES. The Acquired Fund shall execute and cause to be filed with the Maryland State Department of Assessments and Taxation, such articles of transfer, articles supplementary or other documents, as necessary to eliminate designation of the Acquired Fund, as appropriate.

     E.
DECLARATION OF DIVIDEND. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund shareholders all of the investment company taxable income and realized capital gain for all taxable periods of the Acquired Fund which are required to be distributed to avoid federal income or excise tax applicable to regulated investment companies.

     F.
STATE SECURITIES LAWS. The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

     G.
PERFORMANCE OF COVENANTS. Each party shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Date and the Closing Date.

     H.
REPRESENTATIONS AND WARRANTIES. The representations and warranties of each party set forth in this Agreement will be true and correct on the Closing Date, and each party shall deliver to the other a certificate of a duly authorized officer of such party to that effect.

11. NOTICES. All notices, requests, instructions and demands in the course of the transactions herein contemplated shall be in writing addressed to the respective parties as follows and shall be deemed given: (i) on the next day if sent by prepaid overnight courier and (ii) on the same day if given by hand delivery or telecopy.

     If to the Acquiring Fund or Acquired Fund:

     Henry H. Hopkins, Esquire

     T. Rowe Price Associates, Inc.

     100 East Pratt Street

     Baltimore, Maryland 21202

     Fax Number (410) 345-6575


     with a copy to:

     Joel H. Goldberg, Esquire

     Swidler Berlin Shereff Friedman, LLP

     405 Lexington Avenue

     New York, New York 10174

     Fax Number (212) 891-9598

or to such other address as the parties from time to time may designate by written notice to all other parties hereto.

12.  TERMINATION.

     A.
This Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other, if the conditions specified in paragraphs 8., 9. and 10. have not been performed or do not exist on or before January 31, 2001.

     B.
In the event of termination of this Agreement pursuant to paragraph 12.A. of this Agreement, neither party (nor its officers or directors) shall have any liability to the other.

13.  EXHIBITS. All Exhibits shall be considered as part of this Agreement.

14. MISCELLANEOUS. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by, construed and enforced in accordance with the laws of the State of Maryland. The Acquired Fund and the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. The Acquired Fund and the Acquiring Fund agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three years thereafter. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Whenever used herein, the use of any gender shall include all genders.

15. AMENDMENTS. The Acquired Fund and the Acquiring Fund by mutual consent of their Board of Directors or authorized committees or officers may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of stockholders of the Acquired Fund at which action upon the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the stockholders of the Acquired Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner which would materially and adversely affect the rights of such stockholders without their further approval.

16. WAIVER. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.  LIABILITY.

     A.The Acquired Fund and the Acquiring Fund acknowledge and agree that all obligations of the Acquired Fund under this Agreement are binding only with respect to the Acquired Fund;

that any liability of the Acquired Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

     B.The Acquiring Fund and the Acquired Fund acknowledge and agree that all obligations of the Acquiring Fund under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and by their officers thereunto duly authorized, as of the day and year first above written.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and by their officers thereunto duly authorized, as of the day and year first above written.

WITNESS:        T. ROWE PRICE SHORT-TERM BOND FUND, INC.



__________________By  _______________________(SEAL)
                   Title: Vice President



WITNESS:        T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.



__________________By  _______________________(SEAL)
                   Title: Vice President



WITNESS: T. ROWE PRICE SUMMIT FUNDS, INC., on behalf of the T. Rowe Price Summit Limited-Term Bond Fund



__________________By  ________________________(SEAL)
                   Title: Vice President

 VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL
 --------------------------------------------------

Call Toll-Free: 1-888-221-0697 Or By Accessing WWW.PROXYWEB.COM
Invest With Confidence

SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET
T. Rowe Price

***CONTROL NUMBER: 999 999 999 999 99***
Ram Logo



                                Please fold and detach card at perforation
before mailing

-------------------------------------------------------------------------------

T. ROWE PRICE SUMMIT LIMITED-TERM BOND FUND ("Fund") MEETING TIME:  8:00 A.M.
EASTERN TIME               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS

By my signature below, I appoint William T. Reynolds and James S. Riepe as proxies to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on October 25, 2000, at 8:00 a.m., ET at the Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, D.C. 20007, and at any adjournments of the meeting. Messrs. Reynolds or Riepe may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Reynolds and Riepe to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.



                                          PLEASE SIGN, DATE, AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

                                          Date_____________________


                                               NOTE:  Please sign exactly as
                                               name appears on this proxy. Joint
                                               owners should each sign
                                               personally. Directors and other
                                               fiduciaries should indicate the
                                               capacity in which they sign, and
                                               where more than one name appears,
                                               a majority must sign. If a
                                               corporation, this signature
                                               should be that of an authorized
                                               officer who should state his or
                                               her title.
                                        _______________________________________

                           CONTINUED ON REVERSE SIDE Signature(s) (and Title(s),
                                                  if applicable)



                                                                             SLT

Please refer to the Proxy Statement discussion of this proposal. THE PROXY WILL BE VOTED FOR THE PROPOSAL IF YOU DO NOT SPECIFY OTHERWISE. Your appointed
         ---
attorneys will vote any other matters that arise at the meeting in accordance with their best judgement. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                                                                    ---
FOLLOWING:

           Please fold and detach card at perforation before mailing.

-----------------------------------------------------------------------------

               Please vote by checking the appropriate box below.

                                                                                                                      FOR       AGAI

1.                                                To approve or disapprove an Agreement and Plan of                   /  /        /
                                                  Reorganization ("Plan"). The Plan provides for the transfer of substantially all of the assets of the T. Rowe Price Summit
                                                  Limited-Term Bond Fund ("Fund"), to T. Rowe Price Short-Term
                                                  Bond Fund, Inc. (the "Short-Term Bond Fund"), in exchange for shares of the Short-Term Bond Fund and the distribution of
                                                  Short-Term Bond Fund shares to the shareholders of the Fund in liquidation of the Fund.



                          PLEASE SIGN ON REVERSE SIDE

                                                                             SLT


 VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL
 --------------------------------------------------

Call Toll-Free: 1-888-221-0697 Or By Accessing WWW.PROXYWEB.COM
Invest With Confidence

SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET
T. Rowe Price

***CONTROL NUMBER: 999 999 999 999 99***
Ram Logo



                                Please fold and detach card at perforation
before mailing

-----------------------------------------------------------------------------

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC. ("Fund") MEETING TIME:  8:00
A.M. EASTERN TIME           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS

By my signature below, I appoint William T. Reynolds and James S. Riepe as proxies to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on October 25, 2000, at 8:00 a.m., ET at the Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, D.C. 20007, and at any adjournments of the meeting. Messrs. Reynolds or Riepe may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Reynolds and Riepe to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.



                                          PLEASE SIGN, DATE, AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

                                          Date_____________________


                                               NOTE:  Please sign exactly as
                                               name appears on this proxy. Joint
                                               owners should each sign
                                               personally. Directors and other
                                               fiduciaries should indicate the
                                               capacity in which they sign, and
                                               where more than one name appears,
                                               a majority must sign. If a
                                               corporation, this signature
                                               should be that of an authorized
                                               officer who should state his or
                                               her title.
                                       _______________________________________

                           CONTINUED ON REVERSE SIDE Signature(s) (and Title(s),
                                                  if applicable)

                                                                             USG

Please refer to the Proxy Statement discussion of this proposal. THE PROXY WILL BE VOTED FOR THE PROPOSAL IF YOU DO NOT SPECIFY OTHERWISE. Your appointed
         ---
attorneys will vote any other matters that arise at the meeting in accordance with their best judgement. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                                                                    ---
FOLLOWING:

           Please fold and detach card at perforation before mailing.

------------------------------------------------------------------------------

               Please vote by checking the appropriate box below.

                                                                                                                      FOR       AGAI

1.                                                To approve or disapprove an Agreement and Plan of                   /  /        /
                                                  Reorganization ("Plan"). The Plan provides for the transfer of substantially all of the assets of the T. Rowe Price Short-
                                                  Term U.S. Government Fund, Inc. ("Fund"), to T. Rowe Price
                                                  Short-Term Bond Fund, Inc. (the "Short-Term Bond Fund"), in
                                                  exchange for shares of the Short-Term Bond Fund and the
                                                  distribution of Short-Term Bond Fund shares to the
                                                  shareholders of the Fund in liquidation of the Fund.



                          PLEASE SIGN ON REVERSE SIDE

                                                                             USG

PAGE 1
                    Voting Your Proxy: It's Easier Than Ever

The enclosed proxy discusses matters affecting your T. Rowe Price fund. IT'S IMPORTANT TO VOTE on these issues, and voting promptly can save money for your fund by making a second mailing unnecessary. In addition to the option of mailing the proxy card back to us, we now offer you TWO OTHER WAYS TO VOTE - by touch-tone telephone and by computer via the Internet. Using either SAVES TIME for you and HELPS REDUCE YOUR FUND'S EXPENSES. T. Rowe Price Ram Logo T. Rowe Price Investment Services, Inc., Distributor.

So after you've read the proxy information about your fund, but BEFORE you sign, seal, and mail the proxy card, consider voting either by telephone or by computer via the Internet.

GRAPHIC OF TELEPHONE

 By touch-tone TELEPHONE:

 . have the proxy card handy

 . call 1-888-221-0697 toll free

 . enter the control number found in the upper left corner of your proxy card

 . follow the simple recorded instructions


GRAPHIC OF COMPUTER SCREEN

 By COMPUTER via the Internet:

 . have the proxy card handy

 . go to the Website WWW.PROXYWEB.COM

 . enter the control number found in the upper left corner of your proxy card

 . follow the instructions on the screen


IF YOU VOTE BY COMPUTER OR TELEPHONE, YOU DO NOT NEED TO MAIL THE PROXY CARD.

Thank you.

                    STATEMENT OF ADDITIONAL INFORMATION FOR
                    T. ROWE PRICE SHORT-TERM BOND FUND, INC.
                    ----------------------------------------


Acquisition of the assets of

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC. (THE U.S. GOVERNMENT FUND)

T. ROWE PRICE SUMMIT FUNDS, INC. ON BEHALF OF
  T. ROWE PRICE SUMMIT LIMITED-TERM BOND FUND (THE LIMITED-TERM FUND)

By and in exchange for shares of

T. ROWE PRICE SHORT-TERM BOND FUND, INC. (THE SHORT-TERM BOND FUND)


  This Statement of Additional Information relates specifically to the proposed acquisition of substantially all of the assets of the U.S. Government Fund and Limited-Term Fund by the Short-Term Bond Fund in exchange for shares of the Short-Term Bond Fund.

  This Statement of Additional Information consists of this Cover Page, the Statement of Additional Information of the Short-Term Bond Fund, U.S. Government Fund, the Statement of Additional of the Limited-Term Fund, the annual reports of the Short-Term Bond Fund, U.S. Government Fund, and the Limited-Term Fund and the semiannual report of the Limited-Term Fund. Each of these documents described below is attached hereto and incorporated by reference herein.

  (1)
Statement of Additional Information, dated October 1, 1999, revised to March 31, 2000 for the Short-Term Bond Fund and the U.S. Government Fund;

  (2)
Statement of Additional Information dated March 1, 2000 for the Limited-Term
Fund;

  (3)
the annual report, dated April 30, 2000 for the Short-Term Bond Fund and U.S. Government Fund, and October 31, 1999 for the Limited-Term Fund; and

  4)    the semiannual report, dated April 1, 2000 for the Limited-Term Fund.

  This Statement of Additional Information is not a prospectus; a Proxy Statement/Prospectus dated September 1, 2000, relating to the above-reference transaction may be obtained from T. Rowe Price Associates, Inc. This Statement of Additional Information should be read in conjunction with such Proxy Statement/Prospectus. The date of this Statement of Additional Information is September 1, 2000.

  STATEMENT OF ADDITIONAL INFORMATION
   The date of this Statement of Additional Information is October 1, 1999, revised to March 31, 2000.

         T. ROWE PRICE CORPORATE INCOME FUND, INC.
         T. ROWE PRICE GNMA FUND
         T. ROWE PRICE HIGH YIELD FUND, INC.
              T. Rowe Price High Yield Fund-Advisor Class
         T. ROWE PRICE NEW INCOME FUND, INC.
         T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
              T. Rowe Price Personal Strategy Balanced Fund
              T. Rowe Price Personal Strategy Growth Fund
              T. Rowe Price Personal Strategy Income Fund
         T. ROWE PRICE PRIME RESERVE FUND, INC.
              T. Rowe Price Prime Reserve Fund-PLUS Class
         RESERVE INVESTMENT FUNDS, INC.
              Government Reserve Investment Fund
              Reserve Investment Fund
         T. ROWE PRICE SHORT-TERM BOND FUND, INC.
         T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.
                                       and
         T. ROWE PRICE U.S. TREASURY FUNDS, INC.
             U.S. Treasury Intermediate Fund
             U.S. Treasury Long-Term Fund
             U.S. Treasury Money Fund
 -------------------------------------------------------------------------------

   Mailing Address: T. Rowe Price Investment Services, Inc. 100 East Pratt Street Baltimore, Maryland 21202 1-800-638-5660

   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated October 1, 1999 (or March 31, 2000, for the T. Rowe Price High Yield Fund-Advisor Class), which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each fund's financial statements for the year ended May 31, 1999, and the report of independent accountants are included in each fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

   Government Reserve and Reserve Investment Funds are not available for direct purchase by members of the public.

                                                                 C22-043 3/31/00

                              TABLE OF CONTENTS
                              -----------------
                        Page                                             Page
                        ----                                             ----
Capital Stock             66       Management of the Funds                 38

------------------------------     --------------------------------------------
Code of Ethics            54       Net Asset Value Per Share               61

------------------------------     --------------------------------------------
Custodian                 54       Portfolio Management Practices          21

------------------------------     --------------------------------------------
Distributor for the       52       Portfolio Transactions                  54
Funds
------------------------------     --------------------------------------------
Dividends and             62       Pricing of Securities                   60
Distributions
------------------------------     --------------------------------------------
Federal Registration      68       Principal Holders of Securities         47
of Shares
------------------------------     --------------------------------------------
Independent               68       Ratings of Commercial Paper             71
Accountants
------------------------------     --------------------------------------------
Investment Management      4       Ratings of Corporate Debt Securities    72
Services                   8
------------------------------     --------------------------------------------
Investment Objectives      2       Risk Factors                             2
and Policies
------------------------------     --------------------------------------------
Investment Performance    64       Services                                52
                                   by Outside Parties
------------------------------     --------------------------------------------
Investment Program         7       Tax Status                              62

------------------------------     --------------------------------------------
Investment                35       Yield Information                       63
Restrictions
------------------------------     --------------------------------------------
Legal Counsel             68

------------------------------     --------------------------------------------




 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each fund's investment objectives and policies discussed in each fund's prospectus.

   The funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund's operating policies are subject to change by each Board of Directors/Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price")
                  Moody's Investors Service, Inc. ("Moody's")
                  Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")
                  Rowe Price-Fleming International, Inc. ("Price-Fleming")

   Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.



 RISK FACTORS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the fund.

   All Funds


                                Debt Obligations

   Yields on short-, intermediate-, and long-term debt securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio debt securities, and a decline in interest rates will generally increase the value of portfolio debt securities. The ability of the fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the fund invests to meet their obligations for the payment of interest and principal when due. Although the fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the fund will achieve its investment objective.

   After purchase by the fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require a sale of such security by the fund. However, T. Rowe Price will consider such event in its determination of whether the fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the fund's Board of Directors/Trustees, determines whether the unrated security is of a quality comparable to that which the fund is allowed to purchase.

   Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds

   There can be no assurance that the fund will achieve its investment objective or be able to maintain its net asset value per share at $1.00. The price of the fund is not guaranteed or insured by the U.S. government and its yield is not fixed. An increase in interest rates could reduce the value of the fund's portfolio investments, and a decline in interest rates could increase the value.

   All Funds except Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds

   Because of its investment policy, the fund may or may not be suitable or appropriate for all investors. The fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The value of the portfolio securities of the fund will fluctuate based upon market conditions. Although the fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the fund will achieve its investment objective.

   Mortgage-backed securities differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage-backed security (i.e., the fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the fund when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the fund to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security. Conversely, the fund may realize a gain on prepayments of mortgage pools trading at a discount. Such prepayments will provide an early return of principal which may then be reinvested at the then higher prevailing interest rate.

   The market value of adjustable rate mortgage securities ("ARMs"), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates. They should also display less volatility than long-term mortgage-backed securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARM securities may prevent income on the ARM from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

   Corporate Income, High Yield, and Personal Strategy Funds

   Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors associated with the fund's investments in lower-rated debt securities.

  . Youth and Growth of the Lower-Rated Debt Securities Market The market for lower-rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the fund's portfolio, the fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. An investment in this fund is more speculative than investment in shares of a fund which invests only in higher-rated debt securities.

  . Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of fund shareholders, the fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

  . Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the fund and may also limit the ability of the fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

   Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the fund owns or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the fund owns will affect its net asset value per share. If market quotations are not readily available for the fund's lower-rated or nonrated securities, these securities will be valued by a method that the fund's Board of Directors believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

  . Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. The fund accrues income on these securities prior to the receipt of cash payments. The fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

   Corporate Income, High Yield, New Income, Personal Strategy, and Short-Term Bond Funds

  . Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund while others relate more to the countries in which the fund will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

  . Political and Economic Factors Individual foreign economies of certain countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked off by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In 1999, the democratically elected government of Pakistan was overthrown by a military coup. The Russian government also defaulted on all its domestic debt. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the fund's assets denominated in that currency. Such changes will also affect the fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.

  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") traded in the United States or on foreign exchanges. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign securities are generally higher than commissions on United States exchanges, and while there is an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the fund.

  . Investment Funds The fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The fund's investment in these funds is subject to the provisions of the 1940 Act. If the fund invests in such investment funds, the fund's shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the fund's shareholders.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. The collapse of the ruble from its crawling peg exchange rate against the U.S. dollar has set back the path of reform for several years. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. The fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. In 1999, the Brazalian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.



 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------

                               Types of Securities

   Set forth below is additional information about certain of the investments described in each fund's prospectus.


                                 Debt Securities

   Fixed income securities in which the fund may invest include, but are not limited to, those described below.

   All Funds

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

   The GNMA, U.S. Treasury Money, Intermediate, and Long-Term Funds and GRIF may only invest in these securities if they are supported by the full faith and credit of the U.S. government.

   All Funds except GNMA, Government Reserve Investment, U.S. Treasury Money, Intermediate, and Long-Term Funds

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

  . Commercial Paper and Commercial Notes Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

  . Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.

   All Funds except Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds


                           Mortgage-Related Securities

   Mortgage-related securities in which the fund may invest include, but are not limited to, those described below. The GNMA, U.S. Treasury Intermediate and U.S. Treasury Long-Term Funds may only invest in these securities to the extent they are backed by the full faith and credit of the U.S. government.

  . Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the fund. This principal is returned to the fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  . U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

  . Ginnie Mae Certificates Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

  . Fannie Mae Certificates Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

  . Freddie Mac Certificates Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended ("FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans ("Freddie Mac Certificates") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

  . Farmer Mac Certificates Farmer Mac is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac Certificates are not supported by the full faith and credit of the U.S. government; rather, Farmer Mac may borrow from the U.S. Treasury to meet its guaranty obligations.

   As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security, is the principal investment risk for a purchaser of such securities, like the fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

   Fixed rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

   Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

   Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

  . Collateralized Mortgage Obligations (CMOs) CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

   In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

   The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

  . U.S. Government Agency Multiclass Pass-Through Securities Unlike CMOs, U.S.
   Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

  . Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi--

   Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

  . Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by non-governmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the fund's quality standards. The fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the fund's quality standards.

  . Stripped Mortgage-Backed Securities These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund.

   The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

   The staff of the SEC has advised the fund that it believes the fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the fund's net assets. Under the staff's position, the determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the fund's Board of Directors/Trustees. The fund's Board of Directors/Trustees has delegated to
   T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO.

  . Adjustable Rate Mortgage Securities ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

  . Characteristics of Adjustable Rate Mortgage Securities-Interest Rate Indices
   The interest rates paid on adjustable rate securities are readjusted periodically to an increment over some predetermined interest rate index. Such readjustments occur at intervals ranging from one to 60 months or longer. There are three main categories of indexes: (1) those based on U.S. Treasury securities; (2) those derived from a calculated measure such as a cost of funds index ("COFI") or a moving average of mortgage rates; and (3) those based on actively traded or prominently posted short-term, interest rates. Commonly utilized indexes include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels. The market value of the fund's assets and of the net asset value of the fund's shares will be affected by the length of the adjustment period, the degree of volatility in the applicable indexes and the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively.

   A number of factors affect the performance of the COFI and may cause the COFI to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Additionally, there can be no assurance that the COFI will necessarily move in the same direction or at the same rate as prevailing interest rates. Furthermore, any movement in the COFI as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI. To the extent that the COFI may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the COFI may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the COFI than mortgage loans which adjust in accordance with other indices.

   LIBOR is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one-, three-, six- or 12- month intervals.

   Caps and Floors ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, respectively, each adjustment period and over the life of the loan. Interest rate caps on ARM securities may cause them to decrease in value in an increasing interest rate environment. Such caps may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARM securities may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by the acceleration of prepayments.

   Mortgage securities generally have a maximum maturity of up to 30 years. However due to the adjustable rate feature of ARM securities, their prices are considered to have volatility characteristics which approximate the average period of time until the next adjustment of the interest rate. As a result, the principal volatility of ARM securities may be more comparable to short- and intermediate-term securities than to longer-term fixed rate mortgage securities. Prepayments however, will increase their principal volatility. See also the discussion of Mortgage-Backed Securities. Several characteristics of ARMs may make them more susceptible to prepayments than other Mortgage-Backed Securities. An adjustable rate mortgagor has greater incentives to refinance into a fixed rate mortgage during favorable interest rate environments, in order to avoid interest rate risk. Also, homes financed with adjustable rate mortgages may be sold more frequently because of the prevalence of first-time home buyers in the adjustable rate mortgage market. Also, delinquency and foreclosure rates are higher in this market since many buyers use adjustable rate mortgages to purchase homes that they could not otherwise finance on a fixed rate basis. Significant increases in the index rates for the adjustable rate mortgages may also result in increased delinquency and default rates, which in turn, may affect prepayment rates on the ARMs.

  . Other Mortgage-Related Securities The fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the fund's objective, policies and quality standards, consider making investments in such new types of securities.

   All Funds except GNMA, Government Reserve Investment, U.S. Treasury Money, Intermediate, and Long-Term Funds


                             Asset-Backed Securities

   The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

   Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.

   Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

   Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

  . Methods of Allocating Cash Flows While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

   Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the fund.

  . Types of Credit Support Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties "external credit enhancement", through various means of structuring the transaction "internal credit enhancement" or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

  . Automobile Receivable Securities The fund may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

   Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

  . Credit Card Receivable Securities The fund may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying account during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

   Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

  . Other Assets Asset-backed securities backed by assets other than those described above, including, but not limited to, small-business loans and accounts receivable, equipment leases, commercial real estate loans, boat loans and manufacturing housing loans. The fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the funds may invest in these securities.

   High Yield Fund


                     Collateralized Bond or Loan Obligations

   Collateralized Bond Obligations ("CBOs") are bonds collateralized by corporate bonds and Collateralized Loan Obligations ("CLOs") are bonds collateralized by bank loans. CBOs and CLOs are structured into tranches, and payments are allocated such that each tranche has a predictable cash flow stream and average life. CBOs are fairly recent entrants to the fixed income market. Most CBOs issued to date have been collateralized by high yield bonds or loans, with heavy credit enhancement.


                       Loan Participations and Assignments

   Loan participations and assignments (collectively "participations") will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries which is referred to as Loans to Developing Countries debt ("LDC debt"). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

   The loan participations in which the fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

   There may not be a recognizable, liquid public market for loan participations. To the extent this is the case, the fund would consider the loan participation as illiquid and subject to the fund's restriction on investing no more than 15% of its net assets in illiquid securities.

   Where required by applicable SEC positions, the fund will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction on diversification.

   Various service fees received by the fund from loan participations, may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Code. Thus the sum of such fees plus any other non-qualifying income earned by the fund cannot exceed 10% of total income.


                                  Trade Claims

   Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on these trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

   Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

   Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of both a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

   As noted above, investing in trade claims does carry some unique risks which include:

  . Establishing the Amount of the Claim Frequently, the supplier's estimate of its receivable will differ from the customer's estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

  . Defenses to Claims The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

  . Documentation/Indemnification Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller's credit.

  . Volatile Pricing Due to Illiquid Market There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. Generally, it is expected that Trade Claims would be considered illiquid investments.

  . No Current Yield/Ultimate Recovery Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

  . Tax Issue Although the issue is not free from doubt, it is likely that Trade
   Claims would be treated as non-securities investments. As a result, any gains would be considered "non-qualifying" under the Code. The fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.


                        Zero Coupon and Pay-in-Kind Bonds

   A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

   Pay-in-Kind ("PIK") Instruments are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK's are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

   For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the fund until the maturity or call date of the bond. The fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the fund.

   High Yield, New Income, and Personal Strategy Funds


                                    Warrants

   The fund may acquire warrants. Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

   Corporate Income, High Yield, New Income, Personal Strategy, Short-Term Bond, and Short-Term U.S. Government Funds


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund. Accordingly, the fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the fund's investment in Hybrid Instruments will account for more than 10% of the fund's return (positive or negative).

   All Funds


             When-Issued Securities and Forward Commitment Contracts

   The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The fund will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

   To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.


                      Additional Adjustable Rate Securities

   Certain securities may be issued with adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

   Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument which is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities, either (i) upon notice of no more than 30 days or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days' notice, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

   Floating Rate Securities Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

   Put Option Bonds Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

   Corporate Income, High Yield, New Income, Personal Strategy, Prime Reserve, Reserve Investment, Short-Term Bond, and Short-Term U.S. Government Funds


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund's Board of Directors/Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% (10% for Government Reserve Investment; Prime Reserve; Reserve Investment; and U.S. Treasury Money Funds) of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's restriction of investing no more than 15% (10% for Government Reserve Investment; Prime Reserve; Reserve Investment; and U.S. Treasury Money Funds) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchases; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% (10% for Government Reserve Investment; Prime Reserve; Reserve Investment; and U.S. Treasury Money Funds) of its net assets in illiquid securities. Investing in Rule

   144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

   New Income and Short-Term Bond Funds


                             Industry Concentration

   When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industry, the fund will as a matter of fundamental policy concentrate 25% or more, but not more than 50%, of its assets, in any one such industry, if the fund has cash for such investment (i.e., the fund will not sell portfolio securities to raise cash) and, if in T. Rowe Price's judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the fund's investment objectives. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody's or S&P's and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the fund will normally purchase corporate debt securities in the secondary market as opposed to new offerings, T. Rowe Price believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Management believes that any risk to the fund which might result from concentration in any industry will be minimized by the fund's practice of diversifying its investments in other respects. The fund's policy with respect to industry concentration is a Fundamental policy. (For investment restriction on industry concentration, see "Investment Restrictions").



 PORTFOLIO MANAGEMENT PRACTICES
 -------------------------------------------------------------------------------

                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.


                         Interfund Borrowing and Lending

   The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to borrow money from and/or lend money to other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rate charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.


                              Repurchase Agreements

   The fund may enter into a repurchase agreement through which an investor (such as the fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The fund will only enter into repurchase agreements where (i) (A) Prime Reserve, U.S. Treasury Money, Government Reserve Investment, and Reserve Investment Funds--the underlying securities are either U.S. government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the requisite number of NRSROs (as required by Rule 2a-7 under the 1940 Act) and otherwise are of the type (excluding maturity limitations) which the fund's investment guidelines would allow it to purchase directly, (B) GNMA, High Yield, New Income, Personal Strategy, Short-Term Bond, Short-Term U.S. Government, and U.S. Treasury Intermediate and Long-Term Funds--the underlying securities are of the type (excluding maturity limitations) which the fund's investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security, including interest accrued, will be equal to or exceed the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                          Reverse Repurchase Agreements

   Although the fund has no current intention of engaging in reverse repurchase agreements, the fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the fund, subject to Investment Restriction (1). (See "Investment Restrictions.")


                              Money Market Reserves

   It is expected that the fund will invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. Currently, two such money market funds are in operation-Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. (The Prime Reserve and U.S. Treasury Money Funds will not purchase shares of either fund, and the GNMA and U.S. Treasury Intermediate and U.S. Treasury Long-Term Funds can only purchase shares of GRF.) Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29,
   1997).

   Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the fund. While neither RIF or GRF pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and

   GRF are expected by T. Rowe Price to operate at very low expense ratios. The fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

   High Yield Fund


                                   Short Sales

   The fund may make short sales for hedging purposes to protect the fund against companies whose credit is deteriorating. Short sales are transactions in which the fund sells a security it does not own in anticipation of a decline in the market value of that security. The fund's short sales would be limited to situations where the fund owns a debt security of a company and would sell short the common or preferred stock or another debt security at a different level of the capital structure of the same company. No securities will be sold short if, after the effect is given to any such short sale, the total market value of all securities sold short would exceed 2% of the value of the fund's net assets.

   To complete a short sale transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

   Until the fund replaces a borrowed security in connection with a short sale, the fund will: (a) maintain daily a segregated account, containing cash, U.S. government securities or other suitable cover as permitted by the SEC, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time its was sold short; or (b) otherwise cover its short position.

   The fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security sold short declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale. Any gain or loss on the security sold short would be separate from a gain or loss on the fund security being hedged by the short sale.

   The Taxpayer Relief Act of 1997 requires a mutual fund to recognize gain upon entering into a constructive sale of stock, a partnership interest, or certain debt positions occurring after June 8, 1997. A constructive sale is deemed to occur if the fund enters into a short sale, an offsetting notional principal contract, or a futures or forward contract which is substantially identical to the appreciated position. Some of the transactions in which the fund is permitted to invest may cause certain appreciated positions in securities held by the fund to qualify as a "constructive sale," in which case it would be treated as sold and the resulting gain subjected to tax or, in the case of a mutual fund, distributed to shareholders. If this were to occur, the fund would be required to distribute such gains even though it would receive no cash until the later sale of the security. Such distributions could reduce the amount of cash available for investment by the fund. Because these rules do not apply to "straight" debt transactions, it is not anticipated that they will have a significant impact on the fund; however, the effect cannot be determined until the issuance of clarifying regulations.

   All Funds except Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds


                                     Options

   Options are a type of potentially high-risk derivative.


                          Writing Covered Call Options

   The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income which should serve to enhance the fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

   A call option gives the holder (buyer) the "right to purchase," and the writer (seller) the "obligation to sell," a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time through and until the expiration date (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do), but capable of enhancing the fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund's loss could be significant.

   The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

   The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund's net assets. In calculating the 25% limit, the fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The fund would write put options only on a covered basis, which means that the fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the fund's portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund's net assets. In calculating the 25% limit, the fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


                             Purchasing Put Options

   The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options

   The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   High Yield Fund


                           Spread Option Transactions

   The fund may purchase from and sell to securities dealers covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the fund does not own, but which is used as a benchmark. The risk to the fund in purchasing covered spread options is the cost of the premium paid for the spread options and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option. The security covering the spread option will be maintained in a segregated account by the fund's custodian. The fund does not consider a security covered by a spread option to be "pledged" as that term is used in the fund's policy limiting the pledging or mortgaging of its assets. The fund may also buy and sell uncovered spread options. Such options would be used for the same purposes and be subject to similar risks as covered spread options. However, in an uncovered spread option, the fund would not own either of the securities involved in the spread.

   All Funds except Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

   Stock index futures contracts may be used to provide a hedge for a portion of the fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the fund's portfolio successfully, the fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   Regulatory Limitations
   If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a debt security) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund's open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the fund.

   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

   As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

   For example, the S&P's 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions which would operate to terminate the fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the fund's portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

                          Options on Futures Contracts

   The fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to writing or purchasing call and put options on interest rate futures, the fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the funds and the other T. Rowe Price funds in a fair and nondiscriminatory manner.


          Special Risks of Transactions in Options on Futures Contracts

   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


                    Additional Futures and Options Contracts

   Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the fund's order is placed and the time it is liquidated, offset or exercised.

   U.S. Treasury Intermediate and Long-Term Funds


     Limitations on Futures and Options for Intermediate and Long-Term Funds

   The funds will not purchase a futures contract or option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the fund's net asset value. In addition, neither of the funds will enter into a futures transaction if it would be obligated to purchase or deliver under outstanding open futures contracts amounts which would exceed 15% of the fund's total assets.

   A fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to delivery under put options exceeds 15% of the market value of the fund's total assets.

   A fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities subject to such put options or covering call options exceeds 15% of the market value of the fund's total assets.

   The funds have no current intention of investing in options on securities. However, they reserve the right to do so in the future and could be subject to the following limitations: a fund may invest up to 15% of its total assets in premiums on put options and 15% of its total assets in premiums on call options. The total amount of a fund's total assets invested in futures and options will not exceed 15% of the fund's total assets.

   Corporate Income, High Yield, New Income, Personal Strategy, and Short-Term Bond Funds


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The fund's use of such contracts would include, but not be limited to, the following:

   First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the fund will be served.

   Third, the fund may use forward contracts when the fund wishes to hedge out of the dollar into a foreign currency in order to create a synthetic bond or money market instrument-the security would be issued in U.S. dollars but the dollar component would be transformed into a foreign currency through a forward contract.

   The fund may enter into forward contacts for any other purpose consistent with the fund's investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s) or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the fund may net offsetting positions.

   At the maturity of a forward contract, the fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   The fund may enter into certain options, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

   Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of the fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund. See "Portfolio Management Practices-Short Sales" for further discussion.



 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the fund may not:

   (1) Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities; except that the fund (other than the Prime Reserve, U.S. Treasury Money, Government Reserve Investment, and Reserve Investment Funds) may enter into futures contracts and options thereon;

   (3) (a)
       Industry Concentration (All Funds except High Yield, New Income, Prime Reserve, Reserve Investment, and Short-Term Bond Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

       (b)
       Industry Concentration (High Yield Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the fund will normally concentrate 25% or more of its assets in securities of the banking industry when the fund's position in issues maturing in one year or less equals 35% or more of the fund's total assets;

        (c) Industry Concentration (New Income Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances, and further provided that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and bankers' acceptances;

       (d)
       Industry Concentration (Prime Reserve and Reserve Investment Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and bankers' acceptances; and

       (e)
       Industry Concentration (Short-Term Bond Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the fund will normally invest more than 25% of its total assets in the securities of the banking industry including, but not limited to, bank certificates of deposit and bankers' acceptances when the fund's position in issues maturing in one year or less equals 35% or more of the fund's total assets; provided, further, that the fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances;

   (4) Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

   (5) Percent Limit on Assets Invested in Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of the fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act; or

   (9) Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (1), the Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds have no current intention of engaging in any borrowing transactions.

       With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.

       For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction.

       For purposes of investment restriction (4), the fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

       For purposes of investment restriction (5), the fund will consider a repurchase agreement fully collateralized with U.S. government securities to be U.S. government securities.


                               Operating Policies

   As a matter of operating policy, the fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) (a)
       Equity Securities (All Funds except High Yield and New Income Funds) Purchase any equity security or security convertible into an equity security except as set forth in its prospectus and operating policy on investment companies;

       (b)
       Equity Securities (High Yield Fund) Invest more than 20% of the fund's total assets in equity securities (including up to 5% in warrants);

       (c)
       Equity Securities (New Income Fund) Invest more than 25% of the fund's total assets in equity securities;

   (4) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;

   (5) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for the Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds) of its net assets would be invested in such securities;

   (6) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; (ii) securities of the Reserve Investment or Government Reserve Investment Funds; or (iii) in the case of the Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds, only securities of other money market funds;

   (7) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (8) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33/1//\\/3/\\% of the fund's total assets at the time of borrowing or investment;

   (9) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

   (10) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (11) (a) Short Sales (All Funds except High Yield Fund) Effect short sales of securities;

       (b)
       Short Sales (High Yield Fund) Effect short sales of securities, other than as set forth in its prospectus and Statement of Additional Information; or

   (12) Warrants Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

   Personal Strategy Funds

   Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the fund (a "Feeder"), and one or more other funds with the same investment objective and program as the fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the fund. The fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------
   The officers and directors/trustees of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the fund's directors/trustees who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). These directors/trustees are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

   All Funds except Personal Strategy Funds


                       Independent Directors/Trustees/(a)/

   CALVIN W. BURNETT, PH.D., 3/16/32, President, Coppin State College; formerly:
   Director, Maryland Chamber of Commerce and Provident Bank of Maryland; formerly: President, Baltimore Area Council Boy Scouts of America; Vice President and Board of Directors, The Walters Art Gallery; Address: 2500 West North Avenue, Baltimore, Maryland 21216

   ANTHONY W. DEERING, 1/28/45, Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

   F. PIERCE LINAWEAVER, 8/22/34, President, F. Pierce Linaweaver & Associates, Inc.; Consulting Environmental & Civil Engineers; formerly (1987-1991) Executive Vice President, EA Engineering, Science, and Technology, Inc., and President, EA Engineering, Inc., Baltimore, Maryland; Address: Green Spring Station, 2360 West Joppa Road, Suite 224, Lutherville, Maryland 21093

   JOHN G. SCHREIBER, 10/21/46, Owner/President, Schreiber Investments, Inc., a real estate investment company; Director, AMLI Residential Properties Trust and Urban Shopping Centers, Inc.; Partner, Blackstone Real Estate Partners, L.P.; Director and formerly Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Address: 1115 East Illinois Road, Lake Forest, Illinois 60045

   Personal Strategy Funds

   DONALD W. DICK, JR., 1/27/43, Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President; Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: P.O.Box 491, Chilmark, Massacusetts 02535

   DAVID K. FAGIN, 4/9/38, Director, Western Exploration and Development, Ltd. (6/97 to present); Director (5/92 to present); formerly: (Chairman (5/92 to 12/97) and Chief Executive Officer (5/92 to 5/96) of Golden Star Resources Ltd.; formerly: President, Chief Operating Officer, and Director, Homestake Mining Company; (5/86 to 7/91); Address: 1700 Lincoln Street, Suite 4710, Denver, Colorado 80203

   HANNE M. MERRIMAN, 11/16/41, Retail business consultant; Director, Ann Taylor Stores Corporation, Central Illinois Public Service Company, Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, State Farm Mutual Automobile Insurance Company and USAirways Group, Inc.; Address: 3201 New Mexico Avenue, N.W., Suite 350, Washington, D.C. 20016

   HUBERT D. VOS, 8/2/33, Owner/President, Stonington Capital Corporation, a private investment company; Address: 1114 State Street, Suite 247, P.O. Box 90409, Santa Barbara, California 93190-0409

   PAUL M. WYTHES, 6/23/33, Founding Partner of Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation and InterVentional Technologies Inc.; Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005

  (a) Unless otherwise indicated, the Independent Directors/Trustees have been at their respective companies for at least five years.


                       Inside Directors/Trustees/Officers

   All Funds

  * JAMES S. RIEPE, 6/25/43, Director/Trustee and Vice President-Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, Director, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

   HENRY H. HOPKINS, 12/23/42, Vice President-Vice President, Price-Fleming and
   T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company

   PATRICIA B. LIPPERT, 1/12/53, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   CARMEN F. DEYESU, 8/1/41, Treasurer-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   DAVID S. MIDDLETON, 1/18/56, Controller-Vice President, T. Rowe Price and T. Rowe Price Trust Company

   INGRID I. VORDEMBERGE, 9/27/35, Assistant Vice President-Employee, T. Rowe Price

   Corporate Income Fund

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice President and Director,
   T. Rowe Price Trust Company; Chartered Financial Analyst

   ROBERT M. RUBINO, 8/2/53, President-Vice President, T. Rowe Price

   MARK J. VASELKIV, 7/22/58, Executive Vice President-Vice President, T. Rowe Price

   STEVEN G. BROOKS, 8/5/54, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   PATRICK S. CASSIDY, 8/27/64, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   DEBRA R. DIES, 5/12/71, Vice President-Assistant Vice President, T. Rowe Price; formerly employed at J.P. Morgan Securities

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   VIRGINIA A. STIRLING, 9/5/51, Vice President-Vice President, T. Rowe Price

   THOMAS E. TEWKSBURY, 8/1/61, Vice President-Vice President, T. Rowe Price; formerly senior bond trader, Scudder, Stevens & Clark, New York, New York

   THEA N. WILLIAMS, 12/20/61, Vice President-Vice President, T. Rowe Price

   GNMA Fund

  * WILLIAM T. REYNOLDS, 5/26/48, Trustee-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

  * M. DAVID TESTA, 4/22/44, Trustee-Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice President and Director,
   T. Rowe Price Trust Company; Chartered Financial Analyst

   CONNICE A. BAVELY, 3/5/51, President-Vice President and Senior Portfolio Manager, T. Rowe Price; formerly founding partner and Senior Vice President of Atlantic Asset Management Partners, LLC; Special Partner and Portfolio Manager at Weiss Peck and Greer

   DEBORAH L. BOYER, 1/2/68, Executive Vice President-Vice President, T. Rowe Price; formerly Assistant Vice President and Government Bond Trader for First Chicago NBD Corporation

   ALAN D. LEVENSON, 7/17/58, Vice President-Vice President, T. Rowe Price

   EDMUND M. NOTZON, 10/1/45, Vice President-Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   High Yield Fund

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice President and Director,
   T. Rowe Price Trust Company; Chartered Financial Analyst

   MARK J. VASELKIV, 7/22/58, President-Vice President, T. Rowe Price

   JANET G. ALBRIGHT, 3/31/57, Vice President-Vice President, T. Rowe Price

   ANDREW M. BROOKS, 2/16/56, Vice President-Vice President, T. Rowe Price

   PAUL A. KARPERS, 11/14/67, Vice President-Assistant Vice President, T. Rowe Price; formerly an Investment Analyst at the Vanguard Group, Philadelphia, Pennsylvania

   NATHANIEL S. LEVY, 07/13/62, Vice President-Vice President, T. Rowe Price

   KEVIN P. LOOME, 10/19/67, Vice President-Assistant Vice President, T. Rowe Price; formerly a Corporate Finance Analyst for Morgan Stanley in both London and New York

   MICHAEL J. MCGONIGLE, 10/14/66, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   HUBERT M. STILES, JR., 6/22/47, Vice President-Vice President, T. Rowe Price

   THOMAS E. TEWKSBURY, 8/1/61, Vice President-Vice President, T. Rowe Price; formerly senior bond trader, Scudder, Stevens & Clark, New York, New York

   THEA N. WILLIAMS, 12/20/61, Vice President-Vice President, T. Rowe Price

   WALTER P. STUART, 3/27/60, Vice President-Employee, T. Rowe Price

   New Income Fund

  * WILLIAM T. REYNOLDS, 5/26/48, Director and President-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice President and Director,
   T. Rowe Price Trust Company; Chartered Financial Analyst

   ROBERT M. RUBINO, 8/2/53, Executive Vice President-Vice President, T. Rowe Price

   CONNICE A. BAVELY, 3/5/51, Vice President-Vice President and Senior Portfolio Manager, T. Rowe Price; formerly founding partner and Senior Vice President of Atlantic Asset Management Partners, LLC; Special Partner and Portfolio Manager at Weiss Peck and Greer

   STEVEN G. BROOKS, 8/5/54, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   PATRICK S. CASSIDY, 8/27/64, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   DEBRA R. DIES, 5/12/71, Vice President-Assistant Vice President, T. Rowe Price; formerly employed at J.P. Morgan Securities

   VEENA A. KUTLER, 12/22/56, Vice President-Vice President, T. Rowe Price, T. Rowe Price Trust Company, and Price-Fleming

   ALAN D. LEVENSON, 7/17/58, Vice President-Vice President, T. Rowe Price

   JAMES M. MCDONALD, 9/29/49, Vice President-Vice President, T. Rowe Price

   EDMUND M. NOTZON, 10/1/45, Vice President-Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   JOAN R. POTEE, 11/23/47, Vice President-Vice President, T. Rowe Price

   THEODORE E. ROBSON, 2/10/65, Vice President-Assistant Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   VIRGINIA A. STIRLING, 9/5/51, Vice President-Vice President, T. Rowe Price

   SUSAN G. TROLL, 8/27/66, Vice President-Vice President and Analyst, T. Rowe Price; formerly Vice President at Merrill Lynch Asset Management; Certified Public Accountant

   Personal Strategy Funds

  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

  * M. DAVID TESTA, 4/22/44, Chairman of the Board-Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   EDMUND M. NOTZON, 10/1/45, President-Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Executive Vice President-Managing Director, T. Rowe Price

   LARRY J. PUGLIA, 8/25/60, Executive Vice President-Managing Director, T. Rowe Price; Chartered Financial Analyst

   JOHN H. LAPORTE, JR., 7/26/45, Vice President-Director and Managing Director,
   T. Rowe Price; Chartered Financial Analyst

   MARY C. MUNOZ, 12/2/62, Vice President-Assistant Vice President, T. Rowe
   Price

   DONALD J. PETERS, 7/3/59, Vice President-Vice President, T. Rowe Price

   WILLIAM T. REYNOLDS, 5/26/48, Vice President-Director and Managing Director,
   T. Rowe Price; Chartered Financial Analyst

   BRIAN C. ROGERS, 6/27/55, Vice President-Director and Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARK J. VASELKIV, 7/22/58, Vice President-Vice President, T. Rowe Price

   JUDITH B. WARD, 10/12/62, Vice President-Assistant Vice President, T. Rowe Price

   RICHARD T. WHITNEY, 5/7/58, Vice President-Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company; Chartered Financial Analyst

   J. JEFFREY LANG, 1/10/62, Assistant Vice President-Assistant Vice President,
   T. Rowe Price; Vice President, T. Rowe Price Trust Company

   Prime Reserve Fund

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice President and Director,
   T. Rowe Price Trust Company; Chartered Financial Analyst

   EDWARD A. WIESE, 4/12/59, President-Vice President, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst

   ROBERT P. CAMPBELL, 1/31/56, Executive Vice President-Vice President, T. Rowe Price and T. Rowe Price Trust Company

   JAMES M. MCDONALD, 9/29/49, Executive Vice President-Vice President, T. Rowe Price

   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President-Vice President, T. Rowe Price

   BRIAN E. BURNS, 10/6/60, Vice President-Assistant Vice President, T. Rowe
   Price

   JOAN R. POTEE, 11/23/47, Vice President-Vice President, T. Rowe Price

   ROBERT M. RUBINO, 8/2/53, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   SUSAN G. TROLL, 8/27/66, Vice President-Vice President and Analyst, T. Rowe Price; formerly Vice President at Merrill Lynch Asset Management; Certified Public Accountant

   Reserve Investment Funds

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice President and Director,
   T. Rowe Price Trust Company; Chartered Financial Analyst

   EDWARD A. WIESE, 4/12/59, President-Vice President, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst

   ROBERT P. CAMPBELL, 1/31/56, Executive Vice President-Vice President, T. Rowe Price and T. Rowe Price Trust Company

   JAMES M. MCDONALD, 9/29/49, Executive Vice President-Vice President, T. Rowe Price

   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President-Vice President, T. Rowe Price

   BRIAN E. BURNS, 10/6/60, Vice President-Assistant Vice President, T. Rowe
   Price

   JOAN R. POTEE, 11/23/47, Vice President-Vice President, T. Rowe Price

   ROBERT M. RUBINO, 8/2/53, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   Short-Term Bond Fund

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice President and Director,
   T. Rowe Price Trust Company; Chartered Financial Analyst

   EDWARD A. WIESE, 4/12/59, President-Vice President, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst

   CONNICE A. BAVELY, 3/5/51, Vice President-Vice President and Senior Portfolio Manager, T. Rowe Price; formerly founding partner and Senior Vice President of Atlantic Asset Management Partners, LLC; Special Partner and Portfolio Manager at Weiss Peck and Greer

   STEVEN G. BROOKS, 8/5/54, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   ROBERT P. CAMPBELL, 1/31/56, Vice President-Vice President, T. Rowe Price and
   T. Rowe Price Trust Company

   PATRICK S. CASSIDY, 8/27/64, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   DEBRA R. DIES, 5/12/71, Vice President-Assistant Vice President, T. Rowe Price; formerly employed at J.P. Morgan Securities

   CHARLES B. HILL, 9/22/61, Vice President-Vice President, T. Rowe Price

   JAMES M. MCDONALD, 9/29/49, Vice President-Vice President, T. Rowe Price

   CHERYL A. MICKEL, 1/11/67, Vice President-Assistant Vice President, T. Rowe Price

   THEODORE E. ROBSON, 2/10/65, Vice President-Assistant Vice President, T. Rowe Price

   ROBERT M. RUBINO, 8/2/53, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   VIRGINIA A. STIRLING, 9/5/51, Vice President-Vice President, T. Rowe Price

   Short-Term U.S. Government Fund

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice President and Director,
   T. Rowe Price Trust Company; Chartered Financial Analyst

   CONNICE A. BAVELY, 3/5/51, President-Vice President and Senior Portfolio Manager, T. Rowe Price; formerly founding partner and Senior Vice President of Atlantic Asset Management Partners, LLC; Special Partner and Portfolio Manager at Weiss Peck and Greer

   JAMES M. MCDONALD, 9/29/49, Vice President-Vice President, T. Rowe Price

   EDMUND M. NOTZON, 10/1/45, Vice President-Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   DANIEL O. SHACKELFORD, 3/11/58, Vice President-Vice President, T. Rowe Price

   EDWARD A. WIESE, 4/12/59, Vice President-Vice President, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst

   U.S. Treasury Funds

  * WILLIAM T. REYNOLDS, 5/26/48, Director and President-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice President and Director,
   T. Rowe Price Trust Company; Chartered Financial Analyst

   EDWARD A. WIESE, 4/12/59, Executive Vice President-Vice President, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst

   CONNICE A. BAVELY, 3/5/51, Vice President-Vice President and Senior Portfolio Manager, T. Rowe Price; formerly founding partner and Senior Vice President of Atlantic Asset Management Partners, LLC; Special Partner and Portfolio Manager at Weiss Peck and Greer

   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President-Vice President, T. Rowe Price

   BRIAN E. BURNS, 10/6/60, Vice President-Assistant Vice President, T. Rowe
   Price

   ROBERT P. CAMPBELL, 1/31/56, Vice President-Vice President, T. Rowe Price and
   T. Rowe Price Trust Company

   JEROME A. CLARK, 1/2/61, Vice President-Vice President, T. Rowe Price

   ALAN D. LEVENSON, 7/17/58, Vice President-Vice President, T. Rowe Price

   JAMES M. MCDONALD, 9/29/49, Vice President-Vice President, T. Rowe Price

   CHERYL A. MICKEL, 1/11/67, Vice President-Assistant Vice President, T. Rowe Price

   EDMUND M. NOTZON, 10/1/45, Vice President-Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   JOAN R. POTEE, 11/23/47, Vice President-Vice President, T. Rowe Price

   ROBERT M. RUBINO, 8/2/53, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price


                               Compensation Table

   The funds do not pay pension or retirement benefits to their independent officers or directors/trustees. Also, any director/trustee of a fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the fund.

Name of Person,                  Aggregate Compensation from                   Total Compensation from Fund and
Position                         Fund(a)                                       Fund Complex Paid to Directors/ Trustees(b)
--------                         --------------------------------------------                                  -----------

-----------------------                                                        --------------------------------------
Corporate Income Fund
Calvin W. Burnett, Ph.D.,                                                                                                     $65
Trustee                                                                $1,476                                                ,000
                                                                                                                              81,
Anthony W. Deering, Trustee                                             1,338                                                 000
F. Pierce Linaweaver, Trustee                                           1,476                                              66,000
John G. Schreiber, Trustee                                              1,476                                              65,500
-----------------------------------------------------------------------------------------------------------------------------------
GNMA Fund
Calvin W. Burnett, Ph.D.,                                                 $2,                                                 $65
Trustee                                                                   423                                                ,000
                                                                                                                              81,
Anthony W. Deering, Trustee                                             1,677                                                 000
F. Pierce Linaweaver, Trustee                                           2,423                                              66,000
John G. Schreiber, Trustee                                              2,423                                              65,500
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Fund
Calvin W. Burnett, Ph.D.,                                                                                                     $65
Director                                                               $2,960                                                ,000
                                                                                                                              81,
Anthony W. Deering, Director                                            1,917                                                 000
F. Pierce Linaweaver, Director                                          2,960                                              66,000
John G. Schreiber, Director                                             2,960                                              65,500
-----------------------------------------------------------------------------------------------------------------------------------
New Income Fund
Calvin W. Burnett, Ph.D.,                                                                                                     $65
Director                                                               $3,334                                                ,000
                                                                                                                              81,
Anthony W. Deering, Director                                            2,065                                                 000
F. Pierce Linaweaver, Director                                          3,334                                              66,000
John G. Schreiber, Director                                             3,334                                              65,500
-----------------------------------------------------------------------------------------------------------------------------------
Personal Strategy Balanced Fund
Donald W. Dick, Jr., Director                                          $1,150                                             $81,000
David K. Fagin, Director                                                1,256                                              65,000
Hanne M. Merriman, Director                                             1,256                                              65,000
Hubert D. Vos, Director                                                 1,256                                              66,000
Paul M. Wythes, Director                                                1,150                                              80,000
-----------------------------------------------------------------------------------------------------------------------------------
Personal Strategy Growth Fund
Donald W. Dick, Jr., Director                                          $1,074                                             $81,000
David K. Fagin, Director                                                1,114                                              65,000
Hanne M. Merriman, Director                                             1,114                                              65,000
Hubert D. Vos, Director                                                 1,114                                              66,000
Paul M. Wythes, Director                                                1,074                                              80,000
-----------------------------------------------------------------------------------------------------------------------------------
Personal Strategy Income Fund
Donald W. Dick, Jr., Director                                          $1,080                                             $81,000
David K. Fagin, Director                                                1,121                                              65,000
Hanne M. Merriman, Director                                             1,121                                              65,000
Hubert D. Vos, Director                                                 1,121                                              66,000
Paul M. Wythes, Director                                                1,080                                              80,000
-----------------------------------------------------------------------------------------------------------------------------------
Prime Reserve Fund
Calvin W. Burnett, Ph.D.,                                                                                                     $65
Director                                                               $6,312                                                ,000
                                                                                                                              81,
Anthony W. Deering, Director                                            3,109                                                 000
F. Pierce Linaweaver, Director                                          6,312                                              66,000
John G. Schreiber, Director                                             6,312                                              65,500
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund
Calvin W. Burnett, Ph.D.,                                                                                                     $65
Director                                                               $1,611                                                ,000
                                                                                                                              81,
Anthony W. Deering, Director                                            1,396                                                 000
F. Pierce Linaweaver, Director                                          1,611                                              66,000
John G. Schreiber, Director                                             1,611                                              65,500
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Government Fund
Calvin W. Burnett, Ph.D.,                                                                                                     $65
Director                                                               $1,479                                                ,000
                                                                                                                              81,
Anthony W. Deering, Director                                            1,340                                                 000
F. Pierce Linaweaver, Director                                          1,479                                              66,000
John G. Schreiber, Director                                             1,479                                              65,500
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Intermediate Fund
Calvin W. Burnett, Ph.D.,                                                                                                     $65
Director                                                               $1,567                                                ,000
                                                                                                                              81,
Anthony W. Deering, Director                                            1,370                                                 000
F. Pierce Linaweaver, Director                                          1,567                                              66,000
John G. Schreiber, Director                                             1,567                                              65,500
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Long-Term Fund
Calvin W. Burnett, Ph.D.,                                                                                                     $65
Director                                                               $1,960                                                ,000
                                                                                                                              81,
Anthony W. Deering, Director                                            1,520                                                 000
F. Pierce Linaweaver, Director                                          1,960                                              66,000
John G. Schreiber, Director                                             1,960                                              65,500
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Fund
Calvin W. Burnett, Ph.D.,                                                                                                     $65
Director                                                               $1,762                                                ,000
                                                                                                                              81,
Anthony W. Deering, Director                                            1,446                                                 000
F. Pierce Linaweaver, Director                                          1,762                                              66,000
John G. Schreiber, Director                                             1,762                                              65,500
-----------------------------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation from June 1, 1998 to May 31, 1999.

 (b) Amounts in this column are based on compensation received from January 1, 1999 to December 31, 1998. The T. Rowe Price complex included 88 funds as of December 31, 1998.

  Note: Government Reserve Investment and Reserve Investments Funds will not incur director's fees.

   All Funds

   The fund's Executive Committee, consisting of the fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors/trustees of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

   As of January 31, 2000, the following shareholders beneficially owned more than 5% of the outstanding shares of the fund:

   Corporate Income Fund: Walnut Street Partners, P.O. Box 6829 c/o Curt Walmer, 850 N. Wyomissing Blvd., Ste. 200, Wyomissing, Pennsylvania 19610-1764;

   GNMA, High Yield, New Income, and U.S. Treasury Long-Term Funds: Yachtcrew & Co., T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202;

   Government Reserve Investment Fund: Barnaclesail, c/o T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; Bridgesail & Co., c/o T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202

   Reserve Investment Fund: Eye & Co., c/o T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; Taskforce & Co., c/o T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; Shorebird & Co., c/o T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; Tuna & Co., c/o T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202

   U.S. Treasury Intermediate Fund: First American Trust Co., Managed Omnibus, 421 N Main Street, Santa Ana, California 92701-4699.

 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price provides the fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the fund in accordance with the fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the fund with certain corporate administrative services, including: maintaining the fund's corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund's custodian and transfer agent; assisting the fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors/trustees, and committee members of the fund without cost to the fund.

   The Management Agreement also provides that T. Rowe Price, its directors/trustees, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   All Funds except Government Reserve Investment and Reserve Investment Funds

   Management Fee
   The fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described next.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

   Price Funds' Annual Group Base Fee Rate for Each
                   Level of Assets
                                                0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
                                                ------------------------------------------------------------------------------
                                                0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
                                                ------------------------------------------------------------------------------
                                                0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Next $40 billion
                                                ------------------------------------------------------------------------------
                                                0.390%  Next $1 billion   0.330%  Next $10 billion  0.295%  Thereafter
                                                ------------------------------------------------------------------------------
                                                0.370%  Next $1 billion   0.320%  Next $10 billion


   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services, (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the funds' prospectus as of the close of business on the previous business day on which the fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the fund for that day, as determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees of each fund are listed in the following chart:

Corporate Income Fund                0.15%
GNMA Fund                            0.15
High Yield Fund                      0.30
New Income Fund                      0.15
Personal Strategy Balanced Fund      0.25
Personal Strategy Growth Fund        0.30
Personal Strategy Income Fund        0.15
Prime Reserve Fund                   0.05
Prime Reserve Fund-PLUS Class        0.05
Short-Term Bond Fund                 0.10
Short-Term U.S. Government Fund      0.10
U.S. Treasury Intermediate Fund      0.05
U.S. Treasury Long-Term Fund         0.05
U.S. Treasury Money Fund             0.00


   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each fund, during the last three years:

            Fund                    1999            1998             1997
            ----                    ----            ----             ----
Corporate Income                $    71,000             (a)              (a)
GNMA                              5,388,000     $ 4,928,000      $ 4,398,000
High Yield                       10,598,000       9,797,000        8,206,000
New Income                        9,740,000       9,047,000        7,984,000
Personal Strategy Balanced        2,479,000       1,685,000          897,000
Personal Strategy Growth          1,010,000         514,000           92,000
Personal Strategy Income            897,000         206,000           22,000
Prime Reserve                    18,779,000      17,281,000       16,431,000
Prime Reserve Fund-PLUS Class        15,000             (a)               --
Short-Term Bond                   1,423,000       1,478,000        1,795,000
Short-Term U.S. Government          457,000         317,000          250,000
U.S. Treasury Intermediate          931,000         724,000          694,000
U.S. Treasury Long-Term           1,150,000         687,000          276,000
U.S. Treasury Money               2,890,000       2,668,000        2,585,000
-------------------------------                --------------------------------


  (a) Due to the fund's expense limitation in effect at that time, no management fee was paid by the fund to T. Rowe Price.

   Limitation on Fund Expenses
   The Management Agreement between the fund and T. Rowe Price provides that the fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

   The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any fund expenses which would cause the fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by T. Rowe Price are subject to reimbursement by the fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the fund's expense ratio exceeding its applicable limitation.

         Fund             Limitation Period     Expense Ratio     Reimbursement
         ----             -----------------      Limitation            Date
                                                 ----------            ----
Prime Reserve Fund-      May 1, 1999 -April
PLUS Class (a)          30, 2000                    1.00%       April 30, 2002
                         June 1, 1999 - May
Corporate Income(b)     31, 2001                    0.80        May 31, 2003
High Yield               March 31,
Fund-Advisor Class      2000-December 31, 2001                 December 31, 2003
Personal Strategy        June 1, 1998 - May
Growth(c)               31, 2000                    1.10        May 31, 2002
Personal Strategy        June 1, 1998 -May 31,
Income(d)               2000                        0.90        May 31, 2002
Short-Term U.S.          June 1, 1998 -May 31,      0.70        May 31, 2002
Government(e)           2000
-----------------------------------------------------------------------------------


  (a) The Prime Reserve Fund-PLUS Class operated under a 1.00% limitation that expired April 30, 1999. The reimbursement period for this limitation extends through April 30, 2000.

  (b) The Corporate Income Fund operated under a 0.80% limitation that expired May 31, 1999. The reimbursement period for this limitation extends through May 31, 2001.

  (c) The Personal Strategy Growth Fund previously operated under a 1.10% limitation that expired May 31, 1998. The reimbursement period for this limitation extends through May 31, 2000.

  (d) The Personal Strategy Income Fund previously operated under a 0.95% limitation that expired May 31, 1998. The reimbursement period for this limitation extends through May 31, 2000.

  (e) The Short-Term U.S. Government Fund previously operated under a 0.70% limitation that expired May 31, 1998. The reimbursement period for this limitation extends through May 31, 2000.


   Each of the above-referenced fund's Management Agreement also provides that one or more additional expense limitations periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the fund may reimburse T. Rowe Price, provided the reimbursement does not result in the fund's aggregate expenses exceeding the additional expense limitation.

   Corporate Income Fund

   Pursuant to the current expense limitation, $171,000 of management fees were not accrued by the fund for the year ended May 31, 1999. Additionally, $149,000 of unaccrued fees and expenses related to a prior period are subject to reimbursement through May 31, 2000.

   U.S. Treasury Long-Term Fund

   The fund operated under a 0.80% limitation that expired May 31, 1999. The reimbursement period for this limitation extends through May 31, 2001.

   Personal Strategy Balanced Fund

   Pursuant to the previous expense limitation, $62,000 of unaccrued 1997 management fees were repaid during the year ended May 31, 1999.

   Personal Strategy Growth Fund

   Pursuant to the expense limitation, $77,000 of management fees were not accrued by the fund for the year ended May 31, 1999. Additionally, $287,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through May 31, 2000.

   Personal Strategy Income Fund

   Pursuant to the expense limitation, $10,000 of management fees were not accrued by the fund for the year ended May 31, 1999. Additionally, $238,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through May 31, 2000.

   Short-Term U.S. Government Fund

   Pursuant to the current expense limitation, $92,000 of management fees were not accrued by the fund for the year ended May 31, 1998. Additionally, $266,000 of unaccrued management fees remain subject to reimbursement through May 31, 2000.

   GNMA, High Yield, New Income, Short-Term Bond, and U.S. Treasury Long-Term Funds

   T. Rowe Price Spectrum Fund, Inc.
   The funds listed above are a party to a Special Servicing Agreement ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, and various other T. Rowe Price funds which, along with the fund, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

   The Agreement provides that, if the Board of Directors/Trustees of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   Management Fee
   Government Reserve Investment and Reserve Investment Funds

   Neither fund pays T. Rowe Price an investment management fee.

   Management Related Services
   As noted above, the Management Agreement spells out the expenses to be paid by the fund. In addition to the Management Fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds.

   The funds paid the expenses shown in the following table for the fiscal year ended May 31, 1999, to T. Rowe Price and its affiliates.

                         Transfer Agent and    Retirement
         Fund           Shareholder Services  Subaccounting   Accounting Services
         ----           --------------------    Services      -------------------
                                                --------
Corporate Income             $   88,000        $   14,000          $ 73,000
GNMA                          1,757,000           235,000           122,875
Government Reserve
Investment                           --                --            61,708
High Yield                    2,401,000           194,000           168,000
New Income                    2,604,000         1,523,000           110,116
Personal Strategy
Balanced                        153,000         1,070,000            74,000
Personal Strategy
Growth                          164,000           386,000            73,000
Personal Strategy
Income                           76,000           394,000            73,000
Prime Reserve                 5,247,000         4,665,000            93,000
Prime Reserve
Fund-PLUS Class                   7,000                --                --
Reserve Investment                9,566                --            61,708
Short-Term Bond                 352,000           260,000           123,000
Short-Term U.S.
Government                      152,000            14,000           103,000
U.S. Treasury
Intermediate                    213,000           137,000            62,417
U.S. Treasury
Long-Term                       575,000            36,000            62,417
U.S. Treasury Money             633,835           542,245            61,708
------------------------

 SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------
   The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts. Under the AFP program, the funds paid the amounts set forth below to various third parties in 1999.

High Yield Fund                         $31,006.75
New Income Fund                          41,556.17
Personal Strategy Balanced Fund           3,921.24
Personal Strategy Growth Fund             4,311.22
Personal Strategy Income Fund             1,988.58
Prime Reserve Fund                       16,153.92
U.S. Treasury Intermediate Fund          23,738.44
U.S. Treasury Long-Term Fund              3,075.49



   The Advisor Class has adopted an Advisor Class administrative fee payment program ("Advisor Class AFP") under which various intermediaries, including intermediaries receiving 12b-1 payments, may receive payments from the Advisor Class in addition to 12b-1 fees for providing various recordkeeping and transfer agent type services to the Advisor classes and/or shareholders thereof. These services include: mailings of fund prospectuses, reports, notices, proxies, and other materials to shareholders; transmission of net purchase and redemption orders; maintenance of separate records for shareholders reflecting purchases, redemptions, and share balances; mailing of shareholder confirmations and periodic statements; and telephone services in connection with the above.

   All Funds except Government Reserve Investment and Reserve Investment Funds


 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the fund's shares is continuous.

   Investment Services is located at the same address as the fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling fund shares, except for those fees and expenses specifically assumed by the fund. Investment Services' expenses are paid by
   T. Rowe Price.

   Investment Services acts as the agent of the fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund.

   High Yield Fund-Advisor Class


                   Distribution and Shareholder Services Plan

   The fund Directors/Trustees adopted a Plan pursuant to Rule 12b-1 on February 9, 2000 with respect to each Advisor Class. Each Plan provides that the Advisor Class may compensate Investment Services or such other persons as the fund or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Advisor Class shares. It is expected that most, if not all, payments under the Plan will be made (either directly, or indirectly through Investment Services) to brokers, dealers, banks, insurance companies, and intermediaries other than Investment Services. Under the Plan, each Advisor Class pays a fee at the annual rate of up to 0.25% of that class' average daily net assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary. However, a lesser amount may be paid based on the level of services provided. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Advisor Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing the Advisor Class shares. The amount of fees paid by an Advisor Class during any year may be more or less than the cost of distribution and other services provided to the Advisor Class and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

   The Plan requires that Investment Services provide, or cause to be provided, to the fund Directors/Trustees for their review a quarterly written report identifying the amounts expended by each Advisor Class and the purposes for which such expenditures were made.

   Prior to approving the Plan, the fund Directors/Trustees considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit each fund, its Advisor Class and the Advisor Class's shareholders. The fund Directors/Trustees noted that to the extent the Plan allows a fund to sell Advisor Class shares in markets to which it would not otherwise have access, the Plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

   The Plan continues until March 31, 2001. The Plan is renewable thereafter from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund Directors/Trustees and (2) by a vote of the majority of the Rule 12b-1 Directors/Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any Advisor Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Advisor Class and by the fund Directors/Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The Plan is terminable with respect to an Advisor Class at any time by a vote of a majority of the Rule 12b-1 Directors/Trustees or by a majority vote of the outstanding shares in the Advisor Class.



 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the fund's U.S. securities and cash, but it does not participate in the fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   The fund (other than GNMA, Prime Reserve, U.S. Treasury Intermediate, Long-Term, Money, Government Reserve Investment, and Reserve Investment Funds) has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all Access Persons to obtain prior clearance before engaging in personal securities transactions. In addition, all employees must report their personal securities transactions within 10 days of their execution. Access Persons will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The fund's purchases and sales of fixed income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the fund (except to the extent it purchases equity securities (High Yield, New Income, and Personal Strategy Funds only)). However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the fund.

                      How Brokers and Dealers Are Selected

   Equity Securities
   In purchasing and selling equity securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, at competitive commission rates where such rates are negotiable. However, under certain conditions, the fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

   Fixed Income Securities
   Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.


 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid

   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934,
   T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the funds participate.


                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.


                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The fund does not allocate business to any broker-dealer on the basis of its sales of the fund's shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.


                                      Other

   For the fiscal years ended May 31, 1999, 1998, and 1997, the fund's engaged in portfolio transactions involving broker-dealers in the following amounts:

          Fund                   1999             1998              1997
          ----                   ----             ----              ----
Corporate Income           $    148,017,000  $   151,154,000   $   176,025,000
GNMA                          1,928,467,000    3,404,198,000     3,521,560,000
Government Reserve
Investment                  125,867,962,000   46,218,342,000                --
High Yield                    3,133,849,000    5,081,624,000     7,709,749,000
New Income                    3,883,982,000    7,287,233,000     9,166,858,000
Personal Strategy
Balanced                        443,414,000      589,959,000       796,969,000
Personal Strategy Growth        177,166,000      225,909,000       354,770,000
Personal Strategy Income        263,137,000      188,714,000       350,204,000
Prime Reserve                32,055,326,000   64,296,588,000    84,827,266,000
Reserve Investment           82,675,097,000   66,138,193,000                --
Short-Term Bond                 268,240,000    1,113,884,000     3,380,454,000
Short-Term U.S.
Government                      355,887,000      332,928,000       640,894,000
U.S. Treasury
Intermediate                    343,197,000      507,228,000       806,082,000
U.S. Treasury Long-Term         509,554,000      604,802,000       352,705,000
U.S. Treasury Money           4,583,442,000    5,373,760,000     6,115,390,000
---------------------------                  ----------------------------------


   With respect to the GNMA, Government Reserve, Prime Reserve, Reserve Investment, Short-Term U.S. Government, U.S. Treasury Intermediate, Long-Term and Money Funds, the entire amount for each of these years represented principal transactions as to which the funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended May 31, 1999, 1998, and 1997.

   With respect to the Corporate Income, High Yield, New Income, Short-Term Bond, Personal Strategy Balanced, Personal Strategy Growth, and Personal Strategy Income Funds, the following amounts consisted of principal transactions as to which the funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended May 31, 1999, 1998, and 1997.

           Fund                  1999            1998             1997
           ----                  ----            ----             ----
Corporate Income            $  132,909,000  $  147,537,000   $  174,157,000
High Yield                   2,667,387,000   3,854,884,000    7,056,968,000
New Income                   3,624,940,000   7,223,043,000    9,061,109,000
Personal Strategy Balanced     245,489,000     441,500,000      630,132,000
Personal Strategy Growth        78,262,000     147,604,000      303,598,000
Personal Strategy Income       148,720,000     159,536,000      327,683,000
Short-Term Bond                237,228,000   1,085,314,000    3,372,793,000
----------------------------                --------------------------------


   The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended May 31, 1999, 1998, and 1997.

           Fund                 1999            1998            1997
           ----                 ----            ----            ----
Corporate Income            $ 15,108,000   $    3,617,000   $  1,868,000
High Yield                   466,462,000    1,226,740,000    652,781,000
New Income                   259,042,000       64,189,000    105,749,000
Personal Strategy Balanced   197,925,000      148,459,000        472,000
Personal Strategy Growth      98,904,000       78,305,000         73,000
Personal Strategy Income     114,417,000       29,178,000         81,000
Short-Term Bond               31,012,000       28,570,000      7,661,000
----------------------------               -------------------------------


   The amounts shown below involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended May 31, 1999, 1998, and 1997.

           Fund                  1999            1998             1997
           ----                  ----            ----             ----
Corporate Income             $    53,000     $    79,000      $    90,000
High Yield                    11,755,000      30,944,000       17,280,000
New Income                     1,041,000         133,000           74,000
Personal Strategy Balanced       281,000         174,000           75,000
Personal Strategy Growth          82,000          46,000           17,000
Personal Strategy Income         134,000          47,000           18,000
Short-Term Bond                  105,000         123,000           23,000
----------------------------                --------------------------------

   The percentage of total portfolio transactions, placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the funds, or in some cases, to the funds for the fiscal years ended May 31, 1999, 1998, and 1997, are shown below:

            Fund                    1999            1998             1997
            ----                    ----            ----             ----
Corporate Income                     96%             92%              82%
GNMA                                 86              98               98
Government Reserve Investment        78              97              N/A
High Yield                           95              88               83
New Income                           94              95               87
Personal Strategy Balanced           20              21               14
Personal Strategy Growth             29              32               37
Personal Strategy Income             16              39               11
Prime Reserve                        78              87               79
Reserve Investment                   65              77              N/A
Short-Term Bond                      93              85               81
Short-Term U.S. Government          100              95               85
U.S. Treasury Intermediate          100              96               99
U.S. Treasury Long-Term              99             100              100
U.S. Treasury Money                  61              57               71
-------------------------------                --------------------------------


   The portfolio turnover rates for the following funds for the fiscal years ended May 31, 1999, 1998, and 1997, are as follows:

           Fund                  1999            1998             1997
           ----                  ----            ----             ----
Corporate Income                140.8%          146.0%           119.5%
GNMA                             86.7           120.6            115.9
High Yield                       95.6           129.6            111.3
New Income                       94.3           147.3             87.1
Personal Strategy Balanced       34.3            41.5             54.0
Personal Strategy Growth         36.1            33.3             39.6
Personal Strategy Income         48.9            30.9             44.8
Short-Term Bond                  51.6            73.0            103.9
Short-Term U.S. Government      145.3           107.5             82.9
U.S. Treasury Intermediate       61.2           112.8             57.9
U.S. Treasury Long-Term          74.1            80.8             67.6
----------------------------                --------------------------------


   Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds

   The fund, in pursuing its objectives, may engage in short-term trading to take advantage of market variations. The fund will seek to protect principal, improve liquidity of its securities, or enhance yield by purchasing and selling securities based upon existing or anticipated market discrepancies.

 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Corporate Income, GNMA, High Yield, New Income, Personal Strategy, Short-Term Bond, Short-Term U.S. Government, U.S. Treasury Intermediate, and Long-Term Funds

   Debt securities are generally traded in the over-the-counter market. Investments in domestic securities with remaining maturities of one year or more and foreign securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Domestic securities with remaining maturities less than one year are stated at fair value which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields. The Personal Strategy Funds value short-term debt securities at their cost in local currency which, when combined with accrued interest, approximates fair value.

   There are a number of pricing services available, and the Board of Directors/Trustees, on the basis of an ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or part.

   Corporate Income, High Yield, New Income, and Personal Strategy Funds

   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

   Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds

   Securities are valued at amortized cost.

   Corporate Income, High Yield, New Income, Personal Strategy, and Short-Term Bond Funds

   For the purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   All Funds

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors/Trustees.

   Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds


         Maintenance of Money Fund's Net Asset Value Per Share at $1.00

   It is the policy of the fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

   (a) The Board of Directors must establish written procedures reasonably designed, taking into account current market conditions and the fund's investment objectives, to stabilize the fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

   (b) The fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share,
       (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

   (c) The fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the fund's Board of Directors determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7; and

   (d) The Board of Directors must determine that (i) it is in the best interest of the fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the fund will continue to use the amortized cost method only so long as the Board of Directors believes that it fairly reflects the market based net asset value per share.

   Although the fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors of the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors of the fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

   Prime Reserve and Reserve Investment Funds

   Prime Money Market Securities Defined
   Prime money market securities are those which are described as First Tier Securities under Rule 2a-7 of the 1940 Act. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (NRSROs) (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price under the supervision of the fund's Board of Director.

   All Funds


 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the fund's shares is equal to the fund's net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, the fund's annual capital gain distribution, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.



 TAX STATUS
 -------------------------------------------------------------------------------
   The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   A portion of the dividends paid by certain funds may be eligible for the dividends-received deduction applicable to corporate shareholders. Long-term capital gain distributions paid from these funds are never eligible for the dividend received deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid a federal income tax.

   At the time of your purchase, the fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the fund should not qualify as a regulated investment company under the code: (i) the fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

   To the extent the fund invests in foreign securities, the following would apply:

                      Passive Foreign Investment Companies

   The fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.


                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the fund will be increased. If the result is a loss, the income dividend paid by the fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the fund's taxable year.



 YIELD INFORMATION
 -------------------------------------------------------------------------------
   GNMA and Short-Term U.S. Government Funds

   In conformity with regulations of the SEC, an income factor is calculated for each security in the portfolio based upon the security's coupon rate. The income factors are then adjusted for any gains or losses which have resulted from prepayments of principal during the period. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the fund.

   The yields of the GNMA and Short-Term U.S. Government Funds calculated under the above-described method for the month ended November 30, 1999, were 6.49% and 5.69%, respectively.

   Corporate Income, High Yield, New Income, Short-Term Bond, U.S. Treasury Intermediate, and Long-Term Funds

   An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the SEC. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the fund.

   The yields of the Corporate Income, High Yield, New Income, Short-Term Bond, Intermediate, and Long-Term Treasury Funds calculated under the above-described method for the month ended November 30, 1999, were 8.13%, 10.22%, 6.58%, 6.26%, 6.10%, and 6.06%, respectively.

   Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds

   The fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period, then multiplied by 365 to arrive at the annualized yield for that period. The fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

   The seven-day yields ending November 30, 1999, for the Prime Reserve, and U.S. Treasury Money Funds were 5.09% and 4.47%, respectively, and the funds' compound yield for the same period were 5.21% and 4.57%, respectively.

   All Funds


 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any other period of time will vary from the average.

                   Cumulative Performance Percentage Change
                                1 Yr.   5 Yrs.   10 Yrs.   % Since    Inception
            Fund                Ended    Ended    Ended   Inception     Date
            ----               5/31/99  5/31/99  5/31/99   5/31/99      ----
                               -------  -------  -------   -------
Corporate Income               -1.21%      --        --     24.35%    10/31/95
GNMA                            3.88    44.08%   115.75%   174.85     11/26/85
High Yield                      2.73    55.93    128.77    303.12     12/31/84
New Income                      1.02    38.95    108.83    729.66     08/31/73
Personal Strategy Balanced      8.37       --        --    104.17     07/29/94
Personal Strategy Growth       10.01       --        --    128.60     07/29/94
Personal Strategy Income        6.43       --        --     82.64     07/29/94
Prime Reserve                   4.82    27.61     63.65    431.48     01/26/76
Prime Reserve Fund-PLUS Class     --       --        --      2.50     11/01/98
Short-Term Bond                 4.23    28.03     80.15    180.43     03/02/84
Short-Term U.S. Government      4.39    31.84        --     42.70     09/30/91
U.S. Treasury Intermediate      4.28    37.66        --     99.08     09/29/89
U.S. Treasury Long-Term         3.06    53.60        --    123.39     09/29/89
U.S. Treasury Money             4.46    26.13     60.03    161.60     06/28/82
-------------------------------                                      -----------

                   Average Annual Compound Rates of Return
                          1 Yr.     5 Yrs.     10 Yrs.    % Since
                          Ended      Ended      Ended    Inception   Inception
         Fund           Unaudited  Unaudited  Unaudited  Unaudited     Date
         ----           11/30/99   11/30/99   11/30/99   11/30/99      ----
                        --------   --------   --------   --------
Corporate Income         -0.02%        --         --       5.34%     10/31/95
GNMA                      0.88       5.10%      7.60%      7.26      11/26/85
High Yield                2.51       9.78       8.95         --      12/31/84
New Income               -0.39       6.77       6.92       8.39      08/31/73
Personal Strategy
Balanced                  8.23      15.89         --      14.74      07/29/94
Personal Strategy
Growth                   11.04      18.61         --      17.35      07/29/94
Personal Strategy
Income                    5.04      13.25         --      12.23      07/29/94
Prime Reserve             4.66       5.06       4.85       7.36      01/26/76
Short-Term Bond           2.27       5.43       5.67       6.85      03/02/84
Short-Term U.S.
Government                2.16       6.04         --       4.69      09/30/91
U.S. Treasury
Intermediate             -2.11       6.66       6.85         --      09/29/89
U.S. Treasury
Long-Term                -7.49       8.80       7.72         --      09/29/89
U.S. Treasury Money       4.26       4.79       4.62         --      06/28/82
------------------------                                            -----------



                         Outside Sources of Information

   From time to time, in reports and promotional literature: (1) the fund's total return performance, ranking, or any other measure of the fund's performance may be compared to any one or combination of the following: (a) a broad-based index; (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the fund's performance; (4) the effect of tax-deferred compounding on the fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the fund's portfolio.

                           Other Features and Benefits

   The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The T. Rowe Price funds, including the Advisor Classes, are considered to be "no-load" funds. They impose no front-end or back-end sales loads. However, the Advisor Classes do charge 12b-1 fees. Under applicable National Association of Securities Dealers Regulation, Inc. ("NASDR") regulations, mutual funds that have no front-end or deferred sales charges and whose total asset-based charges for sales related expenses and/or service fees (as defined by NASDR) do not exceed 0.25% of average net assets per year may be referred to as no-load funds.


                               Redemptions in Kind

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

   All Funds except GNMA Fund


 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

   Except to the extent that the fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the fund, a special meeting of shareholders of the fund shall be called by the Secretary of the fund on the written request of shareholders entitled to cast at least 10% of all the votes of the fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the fund to the extent required by
   Section 16(c) of the 1940 Act.

   GNMA Fund


                             Description of the Fund

   For tax and business reasons, the fund was organized in 1985 as a Massachusetts Business Trust, and is registered with the SEC under the 1940 Act as diversified, open-end investment companies, commonly known as "mutual fund."

   The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the fund. In the event of the liquidation of the fund, each share is entitled to a pro-rata share of the net assets of the fund.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to
   Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

   Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a Trustee. The Declaration of Trust provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the fund, the shareholders of the fund paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the fund is such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.



 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The fund's shares (except for Government Reserve and Reserve Investment Funds) are registered for sale under the 1933 Act. Registration of the fund's shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Swidler Berlin Shereff Friedman, LLP, whose address is The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, is legal counsel to the fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the funds.

   The financial statements of the funds for the year ended May 31, 1999. The report of independent accountants are included in each fund's Annual Report for the year ended May 31, 1999. A copy of each Annual and Semiannual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended May 31, 1999, and the unaudited Semiannual Report for the six months ended November 30, 1999, are incorporated into this Statement of Additional Information by reference:

                          ANNUAL REPORT REFERENCES:
                                                 CORPORATE   GNMA     PRIME
                                                 INCOME      ----     RESERVE
                                                 ------               -------
Financial Highlights                                 8          7        8
Statement of Net Assets, May 31, 1999               9-14      8-10     9-18
Statement of Operations, year ended
May 31, 1999                                         15        11       19
Statement of Changes in Net Assets, years ended
May 31, 1999 and May 31, 1998                        16        12       20
Notes to Financial Statements, May 31, 1999        17-20      13-16    21-22
Report of Independent Accountants                    21        17       23

                                           PERSONAL    PERSONAL    PERSONAL
                                           STRATEGY    STRATEGY    STRATEGY
                                           BALANCED    GROWTH      INCOME
                                           --------    ------      ------
Financial Highlights                           2           2           2
                                              3-2
Portfolio of Investments, May 31, 1999         7          3-26        3-26
Statement of Assets and Liabilities, May       2
31, 1999                                       8           27          27
Statement of Operations, year ended            2
May 31, 1999                                   9           28          28
Statement of Changes in Net Assets, years
ended
May 31, 1999 and May 31, 1998                  30          29          29
Notes to Financial Statements, May 31,
1999                                         31-34       30-33       30-34
Report of Independent Accountants              35          34          35


                                      HIGH YIELD  SHORT-TERM  SHORT-TERM U.S.
                                      ----------  BOND        GOVERNMENT
                                                  ----        ----------
Financial Highlights                      9           8              9
Statement of Net Assets, May 31,
1999                                    10-22        9-13          10-13
Statement of Operations, year ended
May 31, 1999                              23          14            14
Statement of Changes in Net Assets,
years ended
May 31, 1999 and May 31, 1998             24          15            15
Notes to Financial Statements, May
31, 1999                                25-28       16-19          16-19
Report of Independent Accountants         29          20            20


                                  U.S. TREASURY  U.S. TREASURY  U.S. TREASURY
                                  INTERMEDIATE   LONG-TERM      MONEY
                                  ------------   ---------      -----
Financial Highlights                   12             13             11
Statement of Net Assets, May 31,
1999                                  16-18          19-20          14-15
Statement of Operations, year
ended
May 31, 1999                           21             21             21
Statement of Changes in Net
Assets, years ended
May 31, 1999 and May 31, 1998          23             24             22
Notes to Financial Statements,
May 31, 1999                          25-28          25-28          25-28
Report of Independent
Accountants                            29             29             29


                                                   RESERVE       GOVERNMENT
                                                   INVESTMENT    RESERVE
                                                   ----------    INVESTMENT
                                                                 ----------
Financial Highlights                               1             2
Statement of Net Assets, May 31, 1999              3-5           6
Statement of Operations, period from August 25,
1997 (commencement of operations) to May 31, 1999  7             7
Statement of Changes in Net Assets, period from
August 25, 1997 (commencement of operations)
to May 31, 1999                                    8             9
Notes to Financial Statements, May 31, 1999        10-12         10-12
Report of Independent Accountants                  13            13

                                                   NEW INCOME
                                                   ----------
Financial Highlights                                   10
Portfolio of Investments, May 31, 1999                11-17
Statement of Assets and Liabilities, May 31, 1999      18
Statement of Operations, year ended
May 31, 1999                                           19
Statement of Changes in Net Assets, years ended
May 31, 1999 and May 31, 1998                          20
Notes to Financial Statements, May 31, 1999           21-24
Report of Independent Accountants                      25


                   UNAUDITED SEMIANNUAL REPORT REFERENCES:
                                                  CORPORATE   GNMA     PRIME
                                                  INCOME      ----     RESERVE
                                                  ------               -------
Financial Highlights                                  8          6        8
Statement of Net Assets, November 30, 1999           9-16      7-10     9-18
Statement of Operations, six months ended
November 30, 1999                                     17        11       19
Statement of Changes in Net Assets, six months
ended November 30, 1999 and year ended
May 31, 1999                                          18        12       20
Notes to Financial Statements, November 30, 1999    19-22      13-15    21-23


                                           PERSONAL    PERSONAL    PERSONAL
                                           STRATEGY    STRATEGY    STRATEGY
                                           BALANCED    GROWTH      INCOME
                                           --------    ------      ------
Financial Highlights                           2           2           2
Portfolio of Investments, November 30,
1999                                          3-27        3-27        3-26
Statement of Assets and Liabilities,
November 30, 1999                              28          28          27
Statement of Operations, six months ended
November 30, 1999                              29          29          28
Statement of Changes in Net Assets, six
months ended November 30, 1999 and year
ended May 31, 1999                             30          30          29
Notes to Financial Statements, November
30, 1999                                     31-34       31-34       30-33


                                      HIGH YIELD  SHORT-TERM  SHORT-TERM U.S.
                                      ----------  BOND        GOVERNMENT
                                                  ----        ----------
Financial Highlights                      10          9              7
Statement of Net Assets, November
30, 1999                                11-24       10-15          8-11
Statement of Operations, six months
ended
November 30, 1999                         25          16            12
Statement of Changes in Net Assets,
six months ended November 30, 1999
and year ended
May 31, 1999                              26          17            13
Notes to Financial Statements,
November 30, 1999                       27-30       18-20          14-16

                                  U.S. TREASURY  U.S. TREASURY  U.S. TREASURY
                                  INTERMEDIATE   LONG-TERM      MONEY
                                  ------------   ---------      -----
Financial Highlights                   12             13             11
Statement of Net Assets,
November 30, 1999                     16-18          19-21          14-15
Statement of Operations, six
months ended
November 30, 1999                      22             22             22
Statement of Changes in Net
Assets, six months ended
November 30, 1999 and year ended
May 31, 1999                           24             25             23
Notes to Financial Statements,
November 30, 1999                     26-29          26-29          26-29


                                                   RESERVE       GOVERNMENT
                                                   INVESTMENT    RESERVE
                                                   ----------    INVESTMENT
                                                                 ----------
Financial Highlights                                    1             2
Statement of Net Assets, November 30, 1999             3-6            7
Statement of Operations, six months ended
November 30, 1999                                       8             8
Statement of Changes in Net Assets, six months
ended November 30, 1999 and year ended May 31,
1999                                                    9             10
Notes to Financial Statements, November 30, 1999      11-12         11-12


                                                        NEW INCOME
                                                        ----------
Financial Highlights                                         9
Portfolio of Investments, November 30, 1999                10-17
Statement of Assets and Liabilities, November 30, 1999      18
Statement of Operations, six months ended
November 30, 1999                                           19
Statement of Changes in Net Assets, six months ended
November 30, 1999 and year ended May 31, 1999               20
Notes to Financial Statements, November 30, 1999           21-25




 RATINGS OF COMMERCIAL PAPER
 -------------------------------------------------------------------------------
   Moody's Investors Service, Inc. The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning rating are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P1, P2, or P3.

   Standard & Poor's Corporation Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A1, A2, or A3.

   Fitch IBCA, Inc. Fitch 1-Highest grade Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2-Very good grade Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

   Government Reserve Investment, Prime Reserve, and Reserve Investment Funds


 RATINGS OF CORPORATE DEBT SECURITIES
 -------------------------------------------------------------------------------

                         Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                                Fitch IBCA, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions ad circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

                    STATEMENT OF ADDITIONAL INFORMATION FOR
                    T. ROWE PRICE SHORT-TERM BOND FUND, INC.
                    ----------------------------------------


Acquisition of the assets of

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC. (THE U.S. GOVERNMENT FUND)

T. ROWE PRICE SUMMIT FUNDS, INC. ON BEHALF OF
  T. ROWE PRICE SUMMIT LIMITED-TERM BOND FUND (THE LIMITED-TERM FUND)

By and in exchange for shares of

T. ROWE PRICE SHORT-TERM BOND FUND, INC. (THE SHORT-TERM BOND FUND)


  This Statement of Additional Information relates specifically to the proposed acquisition of substantially all of the assets of the U.S. Government Fund and Limited-Term Fund by the Short-Term Bond Fund in exchange for shares of the Short-Term Bond Fund.

  This Statement of Additional Information consists of this Cover Page, the Statement of Additional Information of the Short-Term Bond Fund, U.S. Government Fund, the Statement of Additional of the Limited-Term Fund, the annual reports of the Short-Term Bond Fund, U.S. Government Fund, and the Limited-Term Fund and the semiannual report of the Limited-Term Fund. Each of these documents described below is attached hereto and incorporated by reference herein.

  (1)
Statement of Additional Information, dated October 1, 1999, revised to March 31, 2000 for the Short-Term Bond Fund and the U.S. Government Fund;

  (2)
Statement of Additional Information dated March 1, 2000 for the Limited-Term
Fund;

  (3)
the annual report, dated April 30, 2000 for the Short-Term Bond Fund and U.S. Government Fund, and October 31, 1999 for the Limited-Term Fund; and

  4)    the semiannual report, dated April 1, 2000 for the Limited-Term Fund.

  This Statement of Additional Information is not a prospectus; a Proxy Statement/Prospectus dated September 1, 2000, relating to the above-reference transaction may be obtained from T. Rowe Price Associates, Inc. This Statement of Additional Information should be read in conjunction with such Proxy Statement/Prospectus. The date of this Statement of Additional Information is September 1, 2000.

  STATEMENT OF ADDITIONAL INFORMATION
   The date of this Statement of Additional Information is March 1, 2000.

         T. ROWE PRICE SUMMIT FUNDS, INC.
              T. Rowe Price Summit Cash Reserves Fund
              T. Rowe Price Summit Limited-Term Bond Fund
              T. Rowe Price Summit GNMA Fund
         T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
              T. Rowe Price Summit Municipal Money Market Fund
              T. Rowe Price Summit Municipal Intermediate-Term Fund
              T. Rowe Price Summit Municipal Income Fund

______________________________________________________________________________

   Mailing Address: T. Rowe Price Investment Services, Inc. 100 East Pratt Street Baltimore, Maryland 21202 1-800-638-5660

   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated March 1, 2000, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each fund's financial statements for the year ended October 31, 1999, and the report of independent accountants are included in each fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

                                                                  C09-042 3/1/00

                              TABLE OF CONTENTS
                              -----------------
                            Page                                           Page
                            ----                                           ----
Capital Stock                 59       Portfolio Management Practices        24
----------------------------------     ----------------------------------------
Code of Ethics                48       Portfolio Transactions                48
----------------------------------     ----------------------------------------
Custodian                     47       Pricing of Securities                 53
----------------------------------     ----------------------------------------
Distributor for the Funds     47       Principal Holders of Securities       45
----------------------------------     ----------------------------------------
Dividends and                 54       Ratings of Commercial Paper           61
Distributions
----------------------------------     ----------------------------------------
Federal Registration of       60       Ratings of Corporate Debt             62
Shares                                 Securities
----------------------------------     ----------------------------------------
Independent Accountants       60       Ratings of Municipal Debt             64
                                       Securities
----------------------------------     ----------------------------------------
Investment Management         46       Ratings of Municipal Notes and        65
Services                               Variable Rate Securities
----------------------------------     ----------------------------------------
Investment Objectives and      2       Risk Factors for Summit Income         3
Policies                               Funds
----------------------------------     ----------------------------------------
Investment Performance        58       Risk Factors for Summit                5
                                       Municipal Funds
----------------------------------     ----------------------------------------
Investment Program             8       Services by Outside Parties           48
----------------------------------     ----------------------------------------
Investment Restrictions       39       Tax-Exempt vs. Taxable Yields         57
----------------------------------     ----------------------------------------
Legal Counsel                 60       Tax Status                            55
----------------------------------     ----------------------------------------
Management of the Funds       42       Yield Information                     56
----------------------------------     ----------------------------------------
Net Asset Value Per Share     54
----------------------------------     ----------------------------------------





 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each fund's investment objectives and policies discussed in each fund's prospectus.

   The funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund's operating policies are subject to change by each Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price")
                  Moody's Investors Service, Inc. ("Moody's")
                  Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")
                  Rowe Price-Fleming International, Inc. ("Price-Fleming")

   Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.

 RISK FACTORS FOR SUMMIT INCOME FUNDS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the fund.

   Cash Reserves Fund

   The Money Fund will limit its purchases of portfolio instruments to those U.S. dollar-denominated securities which the fund's Board of Directors determines present minimal credit risk, and which are Eligible Securities as defined in Rule 2a-7 under the 1940 Act. Eligible Securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the fund's Board of Directors. In addition, the fund may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

   There can be no assurance that the fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. The price of the fund is not guaranteed or insured, and its yield is not fixed. While the fund invests in high-grade money market instruments, investment in the fund is not without risk even if all portfolio instruments are paid in full at maturity. An increase in interest rates could reduce the value of the fund's portfolio investments, and a decline in interest rates could increase the value.

   Limited-Term Bond Fund

   Because of its investment policy, the fund may or may not be suitable or appropriate for all investors. The fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. There is risk in all investment. The fund is designed for the investor who seeks to participate in a diversified portfolio of short- and intermediate-term investment grade bonds and other debt securities (up to 10% of which may be below investment grade) which provide a higher rate of income than a money market fund and less risk of capital fluctuation than a portfolio of long-term debt securities. The value of the portfolio securities of the fund will fluctuate based upon market conditions. Although the fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the fund will achieve these results.

   GNMA Fund

   The fund may or may not be suitable or appropriate for all investors. The fund is designed for investors seeking the highest current income and credit protection available from investment in securities which are backed by the full faith and credit of the U.S. government and other securities rated within the highest two credit categories established by a nationally recognized public rating agency, or, if unrated, of equivalent quality as determined by T. Rowe Price. Consistent with a long-term financial investment approach, investors in the fund should not rely on the fund for their short-term financial needs. The value of the portfolio securities of the fund will fluctuate based upon market conditions. Although the fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the fund will achieve these results.

   Because they consist of underlying mortgages, GNMA securities may not be an effective means of "locking in" long-term interest rates due to the need for the fund to reinvest scheduled and unscheduled principal payments. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the fund when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the fund to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security and adversely affect the return to the fund. Conversely, in a rising interest rate environment such prepayments can be reinvested at higher prevailing interest rates which will reduce the potential effect of capital depreciation to which bonds are subject when interest rates rise. In addition, prepayments of mortgage securities purchased at a premium (or discount) will cause such securities to be paid off at par, resulting in a loss (gain) to the fund. T. Rowe Price will actively manage the fund's portfolio in an attempt to reduce the risk associated with investment in mortgage-backed securities.


                                Debt Obligations

   Yields on short-, intermediate-, and long-term debt securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio debt securities, and a decline in interest rates will generally increase the value of portfolio debt securities. The ability of the fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the fund invests to meet their obligations for the payment of interest and principal when due. Although the fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the fund will achieve its investment objective.

   After purchase by the fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require a sale of such security by the fund. However, T. Rowe Price will consider such event in its determination of whether the fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the fund's Board of Directors, determines whether the unrated security is of a quality comparable to that which the fund is allowed to purchase.

   Securities backed by the full faith and credit of the United States (for example, GNMA and U.S. Treasury securities) are generally considered to be among the most, if not the most, creditworthy investments available. While the U.S. government has honored its credit obligations continuously for the last 200 years, political events in 1995 and 1996, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented and there is no way to predict its results on the securities markets or the funds. However, it is very likely default by the U.S. would result in losses to the funds.

   Mortgage Securities--All Funds except Cash Reserves Fund
   Mortgage-backed securities differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage-backed security (i.e., the fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the fund when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the fund to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security. Conversely, the fund may realize a gain on prepayments of mortgage pools trading at a discount. Such prepayments will provide an early return of principal which may then be reinvested at the then higher prevailing interest rate.

   The market value of adjustable rate mortgage securities ("ARMs"), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates. They should also display less volatility than long-term mortgage-backed securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARM securities may prevent income on the ARM from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

   Limited-Term Bond Fund

   Special Risks of High-Yield Investing The fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the fund were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.



 RISK FACTORS FOR SUMMIT MUNICIPAL FUNDS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the fund.


                              Municipal Securities

   The funds are designed for investors who, because of their tax bracket, can benefit from investment in municipal bonds whose income is exempt from federal taxes. The funds are not appropriate for qualified retirement plans where income is already tax-deferred.

   Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody's, S&P, and Fitch IBCA, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the value of a fund's portfolio would be affected and, in such an event, a fund would reevaluate its investment objectives and policies.

   Although the banks and securities dealers with which the fund will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the fund with respect to such transactions.

   Municipal Bond Insurance All of the funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The guarantee is purchased from a private, non-governmental insurance company.

   There are two types of insured securities that may be purchased by the funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve
   -------------------
   the bond's credit rating. By meeting the insurer's standards and paying an insurance premium based on the bond's principal value, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

   The funds may also purchase bonds that carry secondary insurance purchased by
                                                -------------------
   an investor after a bond's original issuance. Such policies insure a security for the remainder of its term. Generally, the funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the funds may, on occasion, purchase secondary insurance on their own behalf.

   Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond's interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the fund.

   Municipal Money Market Fund

   The Money Fund will limit its purchases of portfolio instruments to those U.S. dollar-denominated securities which the fund's Board of Directors determines present minimal credit risk, and which are Eligible Securities as defined in Rule 2a-7 under the 1940 Act. Eligible Securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the fund's Board of Directors. In addition, the fund may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

   There can be no assurance that the fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. The price of the fund is not guaranteed or insured, and its yield is not fixed. While the fund invests in high-grade money market instruments, investment in the fund is not without risk even if all portfolio instruments are paid in full at maturity. An increase in interest rates could reduce the value of the fund's portfolio investments, and a decline in interest rates could increase the value.

   The price stability and liquidity of the Money Fund may not be equal to that of a taxable money market fund which exclusively invests in short-term taxable money market securities. The taxable money market is a broader and more liquid market with a greater number of investors, issuers, and market makers than the short-term municipal securities market. The weighted average maturity of the fund varies: the shorter the average maturity of a portfolio, the less its price will be impacted by interest rate fluctuations.

   Intermediate and Income Funds

   Because of their investment policies, the Intermediate and Income Funds may not be suitable or appropriate for all investors. The funds are designed for investors who wish to invest in long-term funds for income, and who would benefit, because of their tax bracket, from receiving income that is exempt from federal income taxes. The Intermediate and Income Funds' investment programs permit the purchase of investment-grade securities that do not meet the high-quality standards of the Money Fund. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yield from such securities normally exceeds those obtainable from higher-quality securities. In addition, the principal value of long-term lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer than higher-quality investments. The value of the portfolio securities of the Intermediate and Income Funds will fluctuate based upon market conditions. Although these funds seek to reduce credit risk by investing in a diversified portfolio, such diversification does not eliminate all risk. These funds are also not intended to provide a vehicle for short-term trading purposes.


                                Debt Obligations

   Yields on short-, intermediate-, and long-term debt securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio debt securities, and a decline in interest rates will generally increase the value of portfolio debt securities. The ability of the fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the fund invests to meet their obligations for the payment of interest and principal when due. Although the fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the fund will achieve its investment objective.

   After purchase by the fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require a sale of such security by the fund. However, T. Rowe Price will consider such event in its determination of whether the fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the fund's Board of Directors, determines whether the unrated security is of a quality comparable to that which the fund is allowed to purchase.

   Special Risks of High-Yield Investing The fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the fund were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.



 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------
   All Summit Income Funds


                               Types of Securities

   Set forth below is additional information about certain of the investments described in each fund's prospectus.


                           Adjustable Rate Securities

   Generally, the maturity of a security is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, certain securities may be issued with adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment in accordance with Rule 2a-7 under the 1940 Act. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed rate obligations. These securities may take the following forms:

  . Variable Rate Securities A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through demand, can reasonably be expected to have a market value which approximates its amortized cost. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 calendar days or less, is deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A variable rate instrument the principal amount of which is scheduled to be paid in more than 397 calendar days and which is subject to a demand feature which entitles the purchaser to receive the principal amount of the underlying security or securities, either
   (i) at any time upon notice of no more than 30 days, or (ii) at specified intervals not exceeding 397 calendar days and upon no more than 30 days' notice ("Demand Feature"), is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A government security that is a variable rate security where the variable rate is readjusted no less frequently than every 762 calendar days is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  . Floating Rate Securities A floating rate security provides for the adjustment of its interest rates whenever a specified interest rate changes and which, at any time until the final maturity of the instrument or the period remaining until the principal amount can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. A floating rate security, the principal amount of which must unconditionally be paid in 397 calendar days or less is deemed to have a maturity of one day. A floating rate security, the principal amount of which is scheduled to be paid in more than 397 calendar days, that is subject to a Demand Feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A government security that is a floating rate security is deemed to have a remaining maturity of one day.

  . Put Option Bonds Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

             When-Issued Securities and Forward Commitment Contracts

   The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The fund will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

   To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.


                             Money Market Securities

   The money market securities that the funds may invest in are generally limited to those described below.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

  . Commercial Paper and Commercial Notes Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

  . Funding Agreements Obligations of indebtedness negotiated privately between the funds and an insurance company. Often such instruments will have maturities with unconditional put features, exercisable by the funds, requiring return of principal within one year or less.

  . Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof. However, the Cash Reserves Fund will only purchase these securities if they are payable in U.S. dollars.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.

  . Determination of Maturity of Money Market Securities The Money Fund may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other funds may also purchase money market securities. In determining the maturity of money market securities, funds will follow the provisions of Rule 2a-7 under the 1940 Act.

  . First Tier Money Market Securities Defined At least 95% of the Cash Reserves
   Fund's total assets will be maintained in first tier money market securities. First tier money market securities are those which are described as First Tier Securities under Rule 2a-7 of the 1940 Act. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (NRSROs) (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price pursuant to written guidelines established in accordance with Rule 2a-7 under the 1940 Act under the supervision of the fund's Board of Directors.


                             Asset-Backed Securities

   Each fund may invest a portion of its assets in debt obligations known as asset-backed securities.

   The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

   Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.

   Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

   Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

  . Methods of Allocating Cash Flows While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

   Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the fund.

  . Types of Credit Support Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties "external credit enhancement", through various means of structuring the transaction "internal credit enhancement" or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

  . Automobile Receivable Securities The fund may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

   Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

  . Credit Card Receivable Securities The fund may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying account during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

   Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

  . Other Assets Asset-backed securities backed by assets other than those described above, including, but not limited to, small-business loans and accounts receivable, equipment leases, commercial real estate loans, boat loans and manufacturing housing loans. The fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the funds may invest in these securities.


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund's Board of Directors. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% (10% for Cash Reserves) of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's restriction of investing no more than 15% (10% for Cash Reserves) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchases; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% (10% for Cash Reserves) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the funds may invest in these securities.


                           Mortgage-Related Securities

   Limited-Term Bond and GNMA Funds

   Mortgage-related securities in which the fund may invest include, but are not limited to, those described below.

  . Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the fund. This principal is returned to the fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  . U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

  . Ginnie Mae Certificates Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA

   Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

  . Fannie Mae Certificates Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

  . Freddie Mac Certificates Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended ("FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans ("Freddie Mac Certificates") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

  . Farmer Mac Certificates Farmer Mac is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac Certificates are not supported by the full faith and credit of the U.S. government; rather, Farmer Mac may borrow from the U.S. Treasury to meet its guaranty obligations.

   As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security, is the principal investment risk for a purchaser of such securities, like the fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

   Fixed rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

   Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

   Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

  . Collateralized Mortgage Obligations (CMOs) CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

   In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

   The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

  . U.S. Government Agency Multiclass Pass-Through Securities Unlike CMOs, U.S.
   Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

  . Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

  . Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by non-governmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the fund's quality standards. The fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the fund's quality standards.

  . Stripped Mortgage-Backed Securities These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund.

   The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

   The staff of the SEC has advised the fund that it believes the fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the fund's net assets. Under the staff's position, the determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the fund's Board of Directors. The fund's Board of Directors has delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO.

  . Adjustable Rate Mortgage Securities ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

  . Characteristics of Adjustable Rate Mortgage Securities The interest rates paid on the mortgages underlying ARM securities are reset at regular intervals by adding an interest rate margin to a specified interest rate index. There are three main categories of indices: those based on U.S. Treasury securities such as the constant maturity treasury rate (CMT); those derived from a calculated measure such as a cost of funds index (COFI) or a moving average of mortgage rates; and those based on certain actively traded or prominent short-term rates such as the LIBOR. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in interest rate levels. Others, such as COFI, tend to lag behind changes in market rate levels but reset monthly, thus tending to be somewhat less volatile. Such a delay in adjusting to changes in interest rates may cause securities owned by the fund to increase or decrease in value, particularly during periods between interest adjustment dates.

   ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, respectively, each adjustment period and over the life of the loan. Interest rate caps on ARM securities may cause them to decrease in value in an increasing interest rate environment. Such caps may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARM securities may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by the acceleration of prepayments.

   Mortgage securities generally have a maximum maturity of up to 30 years. However due to the adjustable rate feature of ARM securities, their prices are considered to have volatility characteristics which approximate the average period of time until the next adjustment of the interest rate. As a result, the principal volatility of ARM securities may be more comparable to short- and intermediate-term securities than to longer term fixed rate mortgage securities. Prepayments however, will increase their principal volatility. See also the discussion of Mortgage-Backed Securities.

  . Other Mortgage-Related Securities The fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the fund's objective, policies and quality standards, consider making investments in such new types of securities.

   Limited-Term Bond and GNMA Funds


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund. Accordingly, the fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the fund's investment in Hybrid Instruments will account for more than 10% of the fund's return (positive or negative).

   All Summit Municipal Funds


                               Types of Securities

   Set forth below is additional information about certain of the investments described in each fund's prospectus.


                              Municipal Securities

   Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, each fund's portfolio may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of each fund's assets invested in any particular type of municipal security can be expected to vary.

   The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal income tax. In determining the tax-exempt status of a municipal security, the fund relies on the opinion of the issuer's bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and as a result, the interest received by the fund from such a security might not be exempt from federal income tax.

   Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.


                                 Municipal Notes

   Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

  . Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use and business taxes, and are payable from these specific future taxes.

  . Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of revenues, such as sales taxes, toll revenues or water and sewer charges, that are used to pay off the notes.

  . Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

  . Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

  . Municipal Bonds Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and pre-refunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an Industrial Development Bond.

  . General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

  . Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility, or enterprise, or in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

   Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

  . Lease Revenue Bonds Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower's pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the fund's Board determines such securities are illiquid, they will be subject to the fund's limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

   The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
   (5) the rating assigned to the obligation by an established rating agency or
   T. Rowe Price.

  . Pre-refunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "pre-refunded" or "escrowed to maturity" and are considered as high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the Internal Revenue Service, a fund's investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the fund, be considered as an investment in U.S. Treasury securities.

  . Private Activity Bonds Under current tax law all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

   The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

  . Industrial Development Bonds Industrial development bonds are considered
   Municipal Bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


                           Adjustable Rate Securities

   Generally, the maturity of a security is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, certain securities may be issued with adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment in accordance with Rule 2a-7 under the 1940 Act. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed rate obligations. These securities may take the following forms:

  . Variable Rate Securities A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through demand, can reasonably be expected to have a market value which approximates its amortized cost. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 calendar days or less, is deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A variable rate instrument the principal amount of which is scheduled to be paid in more than 397 calendar days and which is subject to a demand feature which entitles the purchaser to receive the principal amount of the underlying security or securities, either
   (i) at any time upon notice of no more than 30 days, or (ii) at specified intervals not exceeding 397 calendar days and upon no more than 30 days' notice ("Demand Feature"), is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A government security that is a variable rate security where the variable rate is readjusted no less frequently than every 762 calendar days is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  . Floating Rate Securities A floating rate security provides for the adjustment of its interest rates whenever a specified interest rate changes and which, at any time until the final maturity of the instrument or the period remaining until the principal amount can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. A floating rate security, the principal amount of which must unconditionally be paid in 397 calendar days or less is deemed to have a maturity of one day. A floating rate security, the principal amount of which is scheduled to be paid in more than 397 calendar days, that is subject to a Demand Feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A government security that is a floating rate security is deemed to have a remaining maturity of one day.

  . Put Option Bonds Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

  . Participation Interests The funds may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the funds in connection with the arrangement.

   In the case of longer-term bonds, the funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

   The funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the funds hold participation interests is exempt from federal income tax to the funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.


                             When-Issued Securities

   New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A fund will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, a fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Each fund will maintain cash, high-grade marketable debt securities or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in a fund's portfolio are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a fund remains fully invested or almost fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. In the case of the Money Fund, this could increase the possibility that the market value of the fund's assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, a fund will meet its obligations from then-available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by a fund upon notice to its shareholders.


                  Investment in Taxable Money Market Securities

   Although the funds expect to be solely invested in municipal securities, for temporary defensive purposes they may elect to invest in the taxable money market securities listed next (without limitation) when such action is deemed to be in the best interests of shareholders. The interest earned on these money market securities is not exempt from federal income tax and may be taxable to shareholders as ordinary income.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

  . Commercial Paper and Commercial Notes Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

  . Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.

  . Determination of Maturity of Money Market Securities The Money Fund may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other funds may also purchase money market securities. In determining the maturity of money market securities, funds will follow the provisions of Rule 2a-7 under the 1940 Act.

   Intermediate and Income Funds

  . Residual Interest Bonds are a type of high-risk derivative. The funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every seven to 35 days while the bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, seven- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows.

   Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment. Embedded interest rate swaps enhance yields, but also increase interest rate risk.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates. Both instruments may be volatile and of limited liquidity, and their use may adversely affect the fund's total return.

   The funds may invest in other types of derivative instruments as they become available.

   For the purpose of the funds' investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the funds' investment manager, T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the funds may invest in these securities.

   Intermediate and Income Funds


                                    Forwards

   The funds may purchase bonds on a when-issued basis with longer than standard settlement dates, in some cases exceeding one to two years. In such cases, the funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.



 PORTFOLIO MANAGEMENT PRACTICES
 -------------------------------------------------------------------------------
   All Funds


                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.


                         Interfund Borrowing and Lending

   The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to borrow money from and/or lend money to other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rate charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.


                              Repurchase Agreements

   Each fund may enter into repurchase agreements through which investors (such as the fund) purchases a security (the "underlying security") from a well-established securities dealer or a bank which is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved
   list.   At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. Each fund will only enter into repurchase agreements where (i) (A) Cash Reserves Fund--the underlying securities are
                            ------------------
   either U.S. government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the requisite number of NRSROs (as required by Rule 2a-7 under the 1940 Act) and otherwise are of the type (excluding maturity limitations) which the fund's investment guidelines would allow it to purchase directly (however, the underlying securities will either be U.S. government securities or securities which, at the time the repurchase agreement is entered into, are rated in the highest rating category by public rating agencies), (B) Limited-Term and GNMA Funds--the underlying securities are of the type
   ---------------------------
   (excluding maturity limitations) which each fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                          Reverse Repurchase Agreements

   Although the fund has no current intention of engaging in reverse repurchase agreements, the fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the fund, subject to Investment Restriction (1). (See "Investment Restrictions.")

   Limited-Term Bond and GNMA Funds


                              Money Market Reserves

   It is expected that the fund will invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. Currently, two such money market funds are in operation-Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

   Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the fund. While neither RIF or GRF pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.


                                     Options

   Options are a type of potentially high-risk derivative.

   Limited-Term Bond and GNMA Funds


                          Writing Covered Call Options

   The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income which should serve to enhance the fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

   A call option gives the holder (buyer) the "right to purchase", and the writer (seller) has the "obligation to sell", a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do), but capable of enhancing the fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund's loss could be significant.

   The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

   The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund's net assets. In calculating the 25% limit, the fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The fund would write put options only on a covered basis, which means that the fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the fund's portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund's net assets. In calculating the 25% limit, the fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


                             Purchasing Put Options

   The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options

   The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   Intermediate and Income Funds

   The funds have no current intention of investing in options on securities, although they reserve the right to do so. Appropriate disclosure would be added to the funds' prospectus and Statement of Additional Information when and if the funds decide to invest in options.


                           Interest Rate Transactions

   Limited-Term Bond and GNMA Funds

   The funds may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors, to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic securities, or to structure transactions designed for other non-speculative purposes.

   Interest rate swaps involve the exchange by the funds with third parties of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor. In circumstances in which T. Rowe Price anticipates that interest rates will decline, the funds might, for example, enter into an interest rate swap as the floating rate payor. In the case where the funds purchase such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the funds counterparties would pay the funds' amounts equal to interest computed at the difference between the fixed and floating rates over the national principal amount. Such payments would offset or partially offset the decrease in the payments the funds would receive in respect of floating rate assets being hedged. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the funds would receive payments from the counterparties which would wholly or partially offset the decrease in the payments they would receive in respect of the financial instruments being hedged.

   The funds will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the funds receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the funds' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in an account by the funds' custodian. If the funds enter into an interest rate swap on other than a net basis, the funds would maintain an account in the full amount accrued on a daily basis of the funds' obligations with respect to the swap. To the extent the funds sells (i.e., writes) caps and floors, it will maintain in an account cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the funds' obligations with respect to any caps or floors. The funds will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the counterparty thereto is rated at least A by S&P. T. Rowe Price will monitor the creditworthiness of counterparties on an ongoing basis. If there is a default by the other parties to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. T. Rowe Price has determined that, as a result, the swap market has become relatively liquid. The funds may enter into interest rate swaps only with respect to positions held in its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the funds are contractually obligated to make. If the other parties to interest rate swaps default, the funds' risk of loss consists of the net amount of interest payments that the funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the funds expect to achieve an acceptable degree of correlation between its right to receive interest on loan interests and its right and obligation to receive and pay interest pursuant to interest rate swaps.

   The aggregate purchase price of caps and floor held by the funds may not exceed 10% of the funds' total assets. The funds may sell (i.e., write) caps and floors without limitation, subject to the account coverage requirement described above.


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

   Limited-Term Bond and GNMA Funds

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   Intermediate and Income Funds

   The fund may enter into futures contracts. Interest rate futures contracts may be used as a hedge against changes in prevailing levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the fund. The fund could sell interest rate futures as an offset against the effect of expected increases in interest rates and purchase such futures as an offset against the effect of expected declines in interest rates. Futures can also be used as an efficient means of regulating a fund's exposure to the market.

   The fund will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. A public market exists in futures contracts covering various taxable fixed income securities as well as municipal bonds. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   All Funds (other than the Money Funds)

   Regulatory Limitations
   If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors without a shareholder vote and does not limit the percentage of the fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund's open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the fund.

   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

   As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

   Intermediate and Income Funds

   It is possible that the fund's hedging activities will occur primarily through the use of municipal bond index futures contracts since the uniqueness of that index contract should better correlate with the fund's portfolio and thereby be more effective. However, there may be times when it is deemed in the best interest of shareholders to engage in the use of Treasury bond futures, and the fund reserves the right to use Treasury bond futures at any time. Use of these futures could occur, as an example, when both the Treasury bond contract and municipal bond index futures contract are correlating well with municipal bond prices, but the Treasury bond contract is trading at a more advantageous price making the hedge less expensive with the Treasury bond contract than would be obtained with the municipal bond index futures contract. The fund's activity in futures contracts generally will be limited to municipal bond index futures contracts and Treasury bond and note contracts.

   All Funds (other than the Money Funds)


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions which would operate to terminate the fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the fund's portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

   Limited-Term Bond and GNMA Funds


                          Options on Futures Contracts

   The fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to writing or purchasing call and put options on stock index futures, the fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the funds and the other T. Rowe Price funds in a fair and nondiscriminatory manner.

   Intermediate and Income Funds


                          Options on Futures Contracts

   The fund might trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the fund may also trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed. In the opinion of T. Rowe Price, there is a high degree of correlation in the interest rate, and price movements of U.S. government securities and municipal securities. However, the U.S. government securities market and municipal securities markets are independent and may not move in tandem at any point in time.

   The fund may purchase put options on futures contracts to hedge its portfolio of municipal securities against the risk of rising interest rates, and the consequent decline in the prices of the municipal securities it owns. The funds will also write call options on futures contracts as a hedge against a modest decline in prices of the municipal securities held in the fund's portfolio. If the futures price at expiration of a written call option is below the exercise price, the fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the fund's portfolio which were being hedged.

   Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the fund intends to acquire.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   From time to time a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the fund and the other
   T. Rowe Price funds in a fair and non-discriminatory manner.

   All Funds (other than the Money Funds)


          Special Risks of Transactions in Options on Futures Contracts

   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

   In the event no such market exists for a particular contract in which the fund maintains a position, in the case of a written option, the fund would have to wait to sell the underlying securities or futures positions until the option expires or is exercised. The fund would be required to maintain margin deposits on payments until the contract is closed. Options on futures are treated for accounting purposes in the same way as the analogous option on securities are treated.

   In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that the movements in the price of options on futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

   The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the fund may experience poorer overall performance than if it had not entered into any options on futures contracts.

   General Considerations Transactions by the fund in options on futures will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the fund may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.


                    Additional Futures and Options Contracts

   Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

   Limited-Term Bond Fund


                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the fund's order is placed and the time it is liquidated, offset or exercised.


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The fund's use of such contracts would include, but not be limited to, the following:

   First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the fund will be served.

   Third, the fund may use forward contracts when the fund wishes to hedge out of the dollar into a foreign currency in order to create a synthetic bond or money market instrument-the security would be issued in U.S. dollars but the dollar component would be transformed into a foreign currency through a forward contract.

   The fund may enter into forward contacts for any other purpose consistent with the fund's investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s) or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the fund may net offsetting positions.

   At the maturity of a forward contract, the fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   Limited-Term Bond and GNMA Funds

   The discussion herein may refer to transactions in which the GNMA Fund does not engage. The fund's prospectus sets forth the types of transactions permissible for the fund.

   The fund may enter into certain options, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

   Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of the fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-- money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund.

   Intermediate and Income Funds

   Although the fund invests almost exclusively in securities that generate income that is exempt from federal income taxes, the fund may enter into certain option, futures, and foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles that are not exempt from such taxes. Therefore, use of the investment techniques described above could result in taxable income to shareholders of the fund.

   Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Gains or losses recognized from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. The fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund.

   All Funds


 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the fund may not:

   (1) Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities; except that the funds (other than the Municipal Money Market and Cash Reserves Funds) may enter into futures contracts and options thereon;

   (3) Industry Concentration Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry provided that for the Cash Reserves Fund this policy does not apply to securities of the banking industry including, but not limited to, certificates of deposit and bankers' acceptances;

   (4) Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

   (5) Percent Limit on Assets Invested in Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of the fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act;

   (9) Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program; or

   All Summit Municipal Funds

   (10) Equity Securities Purchase equity securities, or securities convertible into equity securities.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (1), the Cash Reserves and the Municipal Money Market Funds have no current intention of engaging in any borrowing transactions.

       With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.

       For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the industry limitation of 25%.

   All Summit Municipal Funds

       For purposes of investment restriction (5), the fund will treat bonds which are refunded with escrowed U.S. government securities as U.S. government securities.

   All Funds


                               Operating Policies

   As a matter of operating policy, the fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;

   (4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for Cash Reserves and Municipal Money Market Funds) of its net assets would be invested in such securities;

   (5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; (ii) securities of the Reserve Investment or Government Reserve Investment Funds; or (iii) in the case of the Money Funds, only securities of other money market funds;

   (6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (7) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33/1//\\/3/\\% of the fund's total assets at the time of borrowing or investment;

   (8) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

   (9) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (10) Short Sales Effect short sales of securities;

   (11) Warrants Invest in warrants if, as a result thereof, more than 10% (for the Summit Income Funds) or 2% (for the Summit Municipal Funds) of the value of the net assets of the fund would be invested in warrants.


                                      NOTES

       With respect to investment restriction (5), the funds have no current intention of purchasing the securities of other investment companies. Duplicate fees could result from any such purchases.

   All Funds

   Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the fund (a "Feeder"), and one or more other funds with the same investment objective and program as the fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the fund. The fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------
   The officers and directors of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the fund's directors who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). These directors are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

   All Funds


                           Independent Directors/(a)/

   CALVIN W. BURNETT, PH.D., 3/16/32, President, Coppin State College; formerly:
   Director, Maryland Chamber of Commerce and Provident Bank of Maryland; formerly: President, Baltimore Area Council Boy Scouts of America; Vice President and Board of Directors, The Walters Art Gallery; Address: 2500 West North Avenue, Baltimore, Maryland 21216

   ANTHONY W. DEERING, 1/28/45, Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

   F. PIERCE LINAWEAVER, 8/22/34, President, F. Pierce Linaweaver & Associates, Inc.; Consulting Environmental & Civil Engineers; formerly (1987-1991) Executive Vice President, EA Engineering, Science, and Technology, Inc., and President, EA Engineering, Inc., Baltimore, Maryland; Address: Green Spring Station, 2360 West Joppa Road, Suite 224, Lutherville, Maryland 21093

   JOHN G. SCHREIBER, 10/21/46, Owner/President, Schreiber Investments, Inc., a real estate investment company; Director, AMLI Residential Properties Trust and Urban Shopping Centers, Inc.; Partner, Blackstone Real Estate Partners, L.P.; Director and formerly Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Address: 1115 East Illinois Road, Lake Forest, Illinois 60045

  (a) Unless otherwise indicated, the Independent Directors have been at their respective companies for at least five years.

                            Inside Directors/Officers

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   HENRY H. HOPKINS, 12/23/42, Vice President-Vice President, Price-Fleming and
   T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company

   PATRICIA B. LIPPERT, 1/12/53, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   CARMEN F. DEYESU, 8/1/41, Treasurer-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   DAVID S. MIDDLETON, 1/18/56, Controller-Vice President, T. Rowe Price and T. Rowe Price Trust Company

   INGRID I. VORDEMBERGE, 9/27/35, Assistant Vice President-Employee, T. Rowe Price

   All Summit Income Funds

   EDWARD A. WIESE, 4/12/59, President-Vice President, T. Rowe Price, Price-Fleming, and T. Rowe Price Trust Company

   CONNICE A. BAVELY, 3/5/51, Executive Vice President-Vice President and Senior Portfolio Manager, T. Rowe Price; formerly founding partner and Senior Vice President of Atlantic Asset Management Partners, LLC; Special Partner and Portfolio Manager at Weiss Peck and Greer

   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President-Vice President, T. Rowe Price

   DEBORAH L. BOYER, 1/2/68, Vice President-Assistant Vice President, T. Rowe Price; formerly Assistant Vice President and Government Bond Trader for First Chicago NBD Corporation

   STEVEN G. BROOKS, 8/5/54, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   BRIAN E. BURNS, 10/6/60, Vice President-Assistant Vice President, T. Rowe
   Price

   ROBERT P. CAMPBELL, 1/31/56, Vice President-Vice President, T. Rowe Price and Price-Fleming

   PATRICK S. CASSIDY, 8/27/64, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   DEBRA R. DIES, 5/12/71, Vice President-Credit Analyst, T. Rowe Price; formerly employed at J.P. Morgan Securities

   CHARLES B. HILL, 9/22/61, Vice President-Vice President, T. Rowe Price

   ALAN D. LEVENSON, 7/17/58, Vice President-Vice President, T. Rowe Price; formerly Senior Vice President and Director of Research at Aubrey G. Lanston & Co., Inc.

   JAMES M. MCDONALD, 9/29/49, Vice President-Vice President, T. Rowe Price

   CHERYL A. MICKEL, 1/11/67, Vice President-Assistant Vice President, T. Rowe Price

   EDMUND M. NOTZON, 10/1/45, Vice President-Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   JOAN R. POTEE, 11/23/47, Vice President-Vice President, T. Rowe Price

   THEODORE E. ROBSON, 2/10/65, Vice President-Assistant Vice President, T. Rowe Price

   ROBERT M. RUBINO, 8/2/53, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   VIRGINIA A. STIRLING, 9/5/51, Vice President-Vice President, T. Rowe Price

   SUSAN G. TROLL, 8/27/66, Vice President-Vice President and Analyst, T. Rowe Price; formerly Vice President at Merrill Lynch Asset Management; Certified Public Accountant

   MARK J. VASELKIV, 7/22/58, Vice President-Vice President, T. Rowe Price

   All Summit Municipal Funds

   MARY J. MILLER, 7/19/55, President-Managing Director, T. Rowe Price

   PATRICE BERCHTENBREITER ELY, 1/13/53, Executive Vice President-Vice President, T. Rowe Price

   CHARLES B. HILL, 9/22/61, Executive Vice President-Vice President, T. Rowe Price

   JANET G. ALBRIGHT, 3/31/57, Vice President-Vice President, T. Rowe Price

    JEREMY N. BAKER, 2/27/68, Vice President-Employee, T. Rowe Price

   PATRICIA S. DEFORD, 9/29/57, Vice President-Vice President, T. Rowe Price

   JOSEPH K. LYNAGH, 6/9/58, Vice President-Assistant Vice President, T. Rowe Price

   KONSTANTINE B. MALLAS, 5/26/63, Vice President-Vice President, T. Rowe Price

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price

   JULIE A. SALSBERY, 4/29/70, Vice President-Assistant Vice President and Fixed Income Trader, T. Rowe Price; (1997) formerly assistant portfolio manager/trader at Wainwright Asset Management

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   WILLIAM F. SNIDER, 9/16/69, Vice President-Vice President, T. Rowe Price

   C. STEPHEN WOLFE II, 4/5/59, Vice President-Vice President, T. Rowe Price


                               Compensation Table

   The funds do not pay pension or retirement benefits to their independent officers or directors. Also, any director of a fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the fund.

Name of Person,                         Aggregate Compensation from                   Total Compensation from Fund and
Position                                Fund(a)                                       Fund Complex Paid to Directors(b)
--------------------------------------  --------------------------------------------  ---------------------------------
Cash Reserves Fund
Calvin W. Burnett, Ph.D., Director                                            $3,505                            $65,000
Anthony W. Deering, Director                                                   2,141                             81,000
F. Pierce Linaweaver, Director                                                 3,510                             66,000
John G. Schreiber, Director                                                    3,505                             65,000
-------------------------------------------------------------------------------------------------------------------------
Limited-Term Bond Fund
                                                                                   $
Calvin W. Burnett, Ph.D., Director                                             1,333                            $65,000
Anthony W. Deering, Director                                                   1,272                             81,000
F. Pierce Linaweaver, Director                                                 1,333                             66,000
John G. Schreiber, Director                                                    1,332                             65,000
-------------------------------------------------------------------------------------------------------------------------
GNMA Fund
Calvin W. Burnett, Ph.D., Director                                            $1,340                            $65,000
Anthony W. Deering, Director                                                   1,267                             81,000
F. Pierce Linaweaver, Director                                                 1,340                             66,000
John G. Schreiber, Director                                                    1,340                             65,000
-------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund
Calvin W. Burnett, Ph.D., Director                                            $1,468                            $65,000
Anthony W. Deering, Director                                                   1,311                             81,000
F. Pierce Linaweaver, Director                                                 1,468                             66,000
John G. Schreiber, Director                                                    1,469                             65,000
-------------------------------------------------------------------------------------------------------------------------
Municipal Intermediate-Term Fund
Calvin W. Burnett, Ph.D., Director                                            $1,372                            $65,000
Anthony W. Deering, Director                                                   1,279                             81,000
F. Pierce Linaweaver, Director                                                 1,372                             66,000
John G. Schreiber, Director                                                    1,372                             65,000
-------------------------------------------------------------------------------------------------------------------------
Municipal Income Fund
Calvin W. Burnett, Ph.D., Director                                            $1,360                            $65,000
Anthony W. Deering, Director                                                   1,276                             81,000
F. Pierce Linaweaver, Director                                                 1,360                             66,000
John G. Schreiber, Director                                                    1,360                             65,000
-------------------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation from November 1, 1998 to October 31, 1999.

 (b) Amounts in this column are based on compensation received from January 1, 1999 to December 31, 1999. The T. Rowe Price complex included 88 funds as of December 31, 1999.

   All Funds

   The fund's Executive Committee, consisting of the fund's interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

   As of December 31, 1999, the following shareholders beneficially owned more than 5% of the outstanding shares of the fund:

   Summit Limited-Term Bond Fund: Maryland Higher Education Investment Program, 217 E. Redwood St., Ste. 2050, Baltimore, Maryland 21202-3316;

   Summit GNMA Fund: Walnut Street Partners, P.O. Box 6829, c/o Curt Walmer, 850
   N. Wyomissing Blvd., Ste. 200, Wyomissing, Pennsylvania 19610-1764;

   Summit Municipal Income Fund: US Clearing Corp., FBO 146-20689-15, 26 Broadway, New York, New York 10004-1703.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price provides the fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the fund in accordance with the fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the fund with certain corporate administrative services, including: maintaining the fund's corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund's custodian and transfer agent; assisting the fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the fund without cost to the fund.

   The Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Management Fee
   Each fund pays T. Rowe Price an annual all-inclusive fee (the "Fee") as follows:

Cash Reserves                                                            0.45%
Limited-Term Bond                                                        0.55
GNMA                                                                     0.60
Municipal Money Market                                                   0.45
Municipal Intermediate                                                   0.50
Municipal Income                                                         0.50


   The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is the sum of the Daily Fee accruals for each month. The Daily Fee accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the appropriate Fee and multiplying this product by the net assets of the fund for that day, as determined in accordance with the funds' prospectus as of the close of business on the previous business day on which the fund was open for business.

   The Management Agreement between each fund and T. Rowe Price provides that T. Rowe Price will pay all expenses of each fund's operations, except interest, taxes, brokerage commissions, and other charges incident to the purchase, sale or lending of the fund's portfolio securities, directors' fees and expenses (including counsel fees and expenses) and such non-recurring or extraordinary expenses that may arise, including the costs of actions, suits or proceedings to which the fund is a party and the expenses the fund may incur as a result of its obligation to provide indemnification to its officers, directors and agents. However, the Board of Directors for the funds reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price under the management agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the fund or paid to T. Rowe Price.

   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each fund during the last three years:

                       Fund                              1999            1998             1997
                       ----                              ----            ----             ----
Cash Reserves                                         $7,978,000      $5,366,000       $4,707,000
Limited-Term Bond                                         91,000          10,000          149,000
GNMA                                                     130,000          47,000          161,000
Municipal Money Market                                   564,000         485,000          520,000
Municipal Intermediate                                   230,000         127,000          185,000
Municipal Income                                         166,000          47,000          103,000




 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the fund's shares is continuous.

   Investment Services is located at the same address as the fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling fund shares, except for those fees and expenses specifically assumed by the fund. Investment Services' expenses are paid by
   T. Rowe Price.

   Investment Services acts as the agent of the fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund.



 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the fund's securities and cash, but it does not participate in the fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation, or any central depository system allowed by federal law. In addition, the Summit Municipal Funds are authorized to maintain certain of its securities, in particular, variable rate demand note, in uncertificated form, in the proprietary deposit systems of various dealers in municipal securities. State Street Bank and the Limited-Term Fund have entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved by the fund's Board of Directors in accordance with regulations under the 1940 Act. The Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

   All Funds


 SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------
   The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks and broker-dealers. The fund has adopted an administrative services program ("AFP") that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all Access Persons to obtain prior clearance before engaging in personal securities transactions. In addition, all employees must report their personal securities transactions within 10 days of their execution. Access Persons will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The fund's purchases and sales of fixed income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the fund. However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the fund.


                      How Brokers and Dealers Are Selected

   Fixed Income Securities
   Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid

   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934,
   T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the funds participate.

                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.


                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The fund does not allocate business to any broker-dealer on the basis of its sales of the fund's shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

   Limited-Term Bond Fund


                  Transactions With Related Brokers and Dealers

   As provided in the Investment Management Agreement between the fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that, from time to time, T. Rowe Price may place orders for the fund's portfolio transactions with broker-dealer affiliates of Robert Fleming Holdings Limited ("RF"), an affiliate of Price-Fleming. RF, through Copthall Overseas Limited, a wholly owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming International Holdings Limited, a wholly owned subsidiary of Jardine Fleming Group Limited ("JF"). JF is owned by RF. The affiliates through whose trading desks such orders may be placed include Fleming Investment Management Limited ("FIM"). FIM is a wholly owned subsidiary of RF. These trading desks operate under strict instructions from the fund's portfolio manager as to quantity, price, and broker or dealer designated to execute the transactions. Neither RF, JF, nor their affiliates will receive any commission, fee, or other remuneration specifically for the use of their trading desks, although orders for a fund's portfolio transactions may be placed with affiliates of RF and JF who may receive a commission for the trade.

   The Board of Directors of the fund has authorized T. Rowe Price to utilize certain affiliates of RF and JF in the capacity of broker in connection with the execution of the fund's portfolio transactions. Other affiliates of RF and JF also may be used. Although it does not believe that the fund's use of these brokers would be subject to Section 17(e) of the 1940 Act, the Board of Directors of the fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

   The above-referenced authorization was made in accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder which require the funds' independent Directors to approve the procedures under which brokerage allocation to affiliates is to be made and to monitor such allocations on a continuing basis. It is not expected that any portion of the commissions, fees, brokerage, or similar payments received by the affiliates of RF in such transactions will be recaptured by the fund.


                                      Other

   The funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended October 31, 1999, 1998, and 1997 are:

                                   Fund                                           1999             1998              1997
                                   ----                                           ----             ----              ----
Cash Reserves                                                                $12,801,643,000  $13,039,528,000   $10,202,905,000
Limited-Term Bond                                                                 50,160,000       40,310,000       226,508,000
GNMA                                                                             114,383,000       76,167,000       194,894,000
Municipal Money Market                                                           797,210,000      758,579,000       549,381,000
Municipal Intermediate                                                           161,189,000      142,492,000       126,762,000
Municipal Income                                                                 253,977,000      176,797,000        61,353,000

   The following amounts consisted of principal transactions as to which the funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended October 31, 1999, 1998, and 1997 are:

                                  Fund                                         1999             1998              1997
                                  ----                                         ----             ----              ----
Cash Reserves                                                             $12,801,643,000  $13,039,528,000   $10,202,905,000
Limited-Term Bond                                                              44,893,000       37,838,000       225,918,000
GNMA                                                                          114,383,000       76,167,000       194,894,000
Municipal Money Market                                                                 --      750,702,000       549,381,000
Municipal Intermediate                                                        149,721,000      128,977,000       114,808,000
Municipal Income                                                              214,219,000      142,293,000        50,664,000


   The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended October 31, 1999, 1998, and 1997 are:

                                   Fund                                           1999            1998             1997
                                   ----                                           ----            ----             ----
Cash Reserves                                                                          --              --               --
Limited-Term Bond                                                             $ 5,267,000     $ 2,472,000      $   590,000
GNMA                                                                                   --              --               --
Municipal Money Market                                                                 --       7,877,000               --
Municipal Intermediate                                                         11,468,000      13,515,000       11,954,000
Municipal Income                                                               39,758,000      34,504,000       10,689,000


   The following amounts involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended October 31, 1999, 1998, and 1997 are:

                  Fund                          1999            1998            1997
                  ----                          ----            ----            ----
Cash Reserves                                       --              --              --
Limited-Term Bond                             $ 12,000        $ 12,000         $ 2,000
GNMA                                                --              --              --
Municipal Money Market                              --              --              --
Municipal Intermediate                          47,000          87,000          29,000
Municipal Income                               198,000         199,000          50,000


   The percentage of total portfolio transactions placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the fund, or in some cases, to the fund for the fiscal years ended October 31, 1999, 1998, and 1997 are:

                           Fund                                 1999          1998           1997
                           ----                                 ----          ----           ----
Cash Reserves                                                   87%           87%            83%
Limited-Term Bond                                               80            88             59
GNMA                                                            96            98             65
Municipal Money Market                                          --            --             --
Municipal Intermediate                                          --            --             --
Municipal Income                                                --            --             --

   The portfolio turnover rates for the fund (if applicable) for the fiscal years ended October 31, 1999, 1998, and 1997 were:

                      Fund                           1999         1998          1997
                      ----                           ----         ----          ----
Limited-Term Bond                                    42.2%        52.0%          74.5%
GNMA                                                 89.9         83.8          111.8
Municipal Intermediate                               38.5         22.2           53.8
Municipal Income                                     79.7         48.1           35.7




 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   All Funds except Cash Reserves and Municipal Money Market Funds

   Fixed income securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. (For the Limited-Term and GNMA Funds) Domestic securities with remaining maturities less than one year are stated at fair value which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

   There are a number of pricing services available, and the Board of Directors, on the basis of an ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or part.

   Securities or other assets for which the above valuation procedures are deemed not to reflect fair value will be appraised at prices deemed best to reflect their fair value. Such determinations will be made in good faith by or under the supervision of officers of each fund as authorized by the Board of Directors.

   Limited-Term Bond Fund

   For the purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Cash Reserves and Municipal Money Market Funds
   Securities are valued at amortized cost.


         Maintenance of Money Fund's Net Asset Value Per Share at $1.00

   It is the policy of the fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

   (a) The Board of Directors must establish written procedures reasonably designed, taking into account current market conditions and the fund's investment objectives, to stabilize the fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

   (b) The fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share,
       (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

   (c) The fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the fund's Board of Directors determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7; and

   (d) The Board of Directors must determine that (i) it is in the best interest of the fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the fund will continue to use the amortized cost method only so long as the Board of Directors believes that it fairly reflects the market based net asset value per share.

   Although the fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors of the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors of the fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.



 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the fund's shares is equal to the fund's net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, dividends and capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.

 TAX STATUS
 -------------------------------------------------------------------------------
   The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   All Summit Income Funds

   A portion of the dividends paid by certain funds may be eligible for the dividends-received deduction applicable to corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid a federal income tax.

   All Summit Municipal Funds

   Generally, dividends paid by the funds are not eligible for the dividends-received deduction applicable to corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare by its year-end dividends equal to at least 90% of net tax-exempt income (as of its year-end) to permit pass-through of tax-exempt income to shareholders. Each fund must also declare by December 31, 98% of capital gains (as of October 31) in order to avoid a federal excise tax, and distribute within 12 months 100% of taxable income, if any, and capital gains (as of its tax year-end) to avoid federal income tax.

   All Funds

   At the time of your purchase, the fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the fund should not qualify as a regulated investment company under the code: (i) the fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

   Limited-Term Bond Fund


                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the fund will be increased. If the result is a loss, the income dividend paid by the fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the fund's taxable year.

   To the extent the Limited-Term Bond Fund invests in foreign securities, the following would apply:

                      Passive Foreign Investment Companies

   The fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.



 YIELD INFORMATION
 -------------------------------------------------------------------------------
   Cash Reserves and Municipal Money Market Funds
   The fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period, then multiplied by 365 to arrive at the annualized yield for that period. The fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

   Limited-Term Bond, Municipal Intermediate-Term, and Municipal Income Funds
   An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the SEC. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the fund.

   GNMA Fund

   In conformity with regulations of the SEC, an income factor is calculated for each security in the portfolio based upon the security's coupon rate. The income factors are then adjusted for any gains or losses which have resulted from prepayments of principal during the period. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the fund.

   The yield of each fund calculated under the above-described methods for the month ended October 31, 1999, was:

              Fund                         Yield
              ----                         -----
Cash Reserves                      5.24% (7-day yield)
Limited-Term Bond                  6.37
GNMA                               6.42
Municipal Money Market             3.10    (7-day yield)
Municipal Intermediate             4.67
Municipal Income                   5.07


   The taxable equivalent yields for the municipal funds for the same period based on federal income tax brackets of 28% and 31% are shown below:

                                                                          Federal Income Tax Bracket
                               Fund                                       -28%-------------------31%
                               ----                                        ---                   ---
Municipal Money Market                                                     4.07%                 4.25%
Municipal Intermediate                                                     5.44                  5.68
Municipal Income                                                           6.13                  6.39


   All Summit Municipal Funds


 TAX-EXEMPT VS. TAXABLE YIELDS
 -------------------------------------------------------------------------------
   From time to time, a fund may also illustrate the effect of tax-equivalent yields using information such as that set forth below:

Your Taxable Income(2000)(a)                        A Tax-Exempt Yield Of:(c)
                                                       2%        3%        4%      5%      6%
                                      Federal Tax        Is Equivalent to a
  Joint Return       Single Return      Rates(b)         Taxable Yield of:
-----------------------------------------------------------------------------------------------
                                   $
                                   2
                               6,251
                                  -$
 $43,851-$105,950             63,550  28.0%           2.78      4.17      5.56    6.94   8.33
  105,951-161,450     63,551-132,600  31.0            2.90      4.35      5.80    7.25   8.70
  161,451-288,350    132,601-288,350  36.0            3.13      4.69      6.25    7.81   9.38
                                   2
                                   8
288,351 and above              8,351  39.6            3.31      4.97      6.62    8.28   9.93
                           and above
-----------------------------------------------------------------------------------------------
                                                    A Tax-Exempt Yield Of:
Your Taxable Income(2000)(a)
                                                                                    1
                                                       7         8         9        0
                                                       %         %         %        %
                                      Federal Tax        Is Equivalent to a
  Joint Return       Single Return      Rates(b)         Taxable Yield of:

-----------------------------------------------------------------------------------------------
                                   $
                                   2
                               6,251
                                  -$
 $43,851-$105,950             63,550  28.0%           9.72     11.11     12.50    13.89

  105,951-161,450     63,551-132,600  31.0           10.14     11.59     13.04    14.49

  161,451-288,350    132,601-288,350  36.0           10.94     12.50     14.06    15.63
                                   2
                                   8
288,351 and above              8,351  39.6           11.59     13.25     14.90    16.56
                           and above
-----------------------------------------------------------------------------------------------


 (a) Net amount subject to federal income tax after deductions and exemptions.

 (b) Marginal rates may vary depending on family size and nature and amount of itemized deductions.

 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any other period of time will vary from the average.

                 Cumulative Performance Percentage Change
                         1 Yr.     3 Yrs.    5 Yrs.    % Since    Inception
         Fund            -----     ------    ------    -------    ---------
         ----            Ended     Ended     Ended    Inception      Date
                         -----     -----     -----    ---------      ----
                        10/31/99  10/31/99  10/31/99  10/31/99
                        --------  --------  --------  --------
Cash Reserves             4.87%    16.37%    29.41%    34.07%      10/29/93
Limited-Term Bond         1.06     16.46     31.88     30.94       10/29/93
GNMA                      1.39     18.55     44.33     41.92       10/29/93
Municipal Money Market    2.90      9.85     17.46     20.22       10/29/93
Municipal Intermediate   -0.96     14.10     33.96     34.20       10/29/93
Municipal Income         -3.58     15.58     41.88     35.67       10/29/93
-----------------------------------------------------------------------------



                  Average Annual Compound Rates of Return
                         1 Yr.     3 Yrs.    5 Yrs.    % Since    Inception
         Fund            -----     ------    ------    -------    ---------
         ----            Ended     Ended     Ended    Inception      Date
                         -----     -----     -----    ---------      ----
                        10/31/99  10/31/99  10/31/99  10/31/99
                        --------  --------  --------  --------
Cash Reserves             4.87%    5.18%     5.29%      5.00%      10/29/93
Limited-Term Bond         1.06     5.21      5.69       4.59       10/29/93
GNMA                      1.39     5.84      7.61       6.00       10/29/93
Municipal Money Market    2.90     3.18      3.27       3.11       10/29/93
Municipal Intermediate   -0.96     4.50      6.02       5.02       10/29/93
Municipal Income         -3.58     4.95      7.25       5.21       10/29/93
-----------------------------------------------------------------------------




                         Outside Sources of Information

   From time to time, in reports and promotional literature: (1) the fund's total return performance, ranking, or any other measure of the fund's performance may be compared to any one or combination of the following: (a) a broad-based index; (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the fund's performance; (4) the effect of tax-deferred compounding on the fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the fund's portfolio.


                           Other Features and Benefits

   The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                               Redemptions in Kind

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.



 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

   Except to the extent that the fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the fund, a special meeting of shareholders of the fund shall be called by the Secretary of the fund on the written request of shareholders entitled to cast at least 10% of all the votes of the fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the fund to the extent required by
   Section 16(c) of the 1940 Act.



 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The fund's shares are registered for sale under the 1933 Act. Registration of the fund's shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Swidler Berlin Shereff Friedman, LLP, whose address is The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, is legal counsel to the fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the funds.

   The financial statements of the funds for the year ended October 31, 1999, and the report of independent accountants are included in each fund's Annual Report for the year ended October 31, 1999. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended October 31, 1999, are incorporated into this Statement of Additional Information by reference:

                          ANNUAL REPORT REFERENCES:

                                                      CASH        LIMITED-TERM
                                                      RESERVES            ----
                                                      --------    BOND
                                                                  ----
Financial Highlights                                      14          15
Statement of Net Assets, October 31, 1999               17-24       25-30
Statement of Operations, year ended October 31, 1999      35          35
Statement of Changes in Net Assets, years ended
October 31, 1999 and October 31, 1998                     36          37
Notes to Financial Statements, October 31, 1999         39-42       39-42
Report of Independent Accountants                         43          43



                                                       GNMA
                                                       ----
Financial Highlights                                        16
Portfolio of Investments                                  31-33
Statement of Assets and Liabilities, October 31, 1999       34
Statement of Operations, year ended October 31, 1999        35
Statement of Changes in Net Assets, years ended
October 31, 1999 and October 31, 1998                       38
Notes to Financial Statements, October 31, 1999           39-42
Report of Independent Accountants                           43



                                          MONEY MARKET  INTERMEDIATE  INCOME
                                          ------------  ------------  ------
Financial Highlights                           16            17         18
Statement of Net Assets, October 31,
1999                                         19-29         30-39       40-51
Statement of Operations, year ended
October 31, 1999                               52            52         52
Statement of Changes in Net Assets,
years ended
October 31, 1999 and October 31, 1998          53            53         53
Notes to Financial Statements, October
31, 1999                                     54-57         54-57       54-57
Report of Independent Accountants              58            58         58





 RATINGS OF COMMERCIAL PAPER
 -------------------------------------------------------------------------------
   All Summit Income Funds

   Moody's Investors Service, Inc. The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning rating are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P1, P2, or P3.

   Standard & Poor's Corporation Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A1, A2, or A3.

   Fitch IBCA, Inc. Fitch 1-Highest grade Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2-Very good grade Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

   All Summit Municipal Funds

   Moody's Investors Service, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

   Standard & Poor's Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

   Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.

   All Summit Income Funds


 RATINGS OF CORPORATE DEBT SECURITIES
 -------------------------------------------------------------------------------

                         Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                                Fitch IBCA, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions ad circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

   All Summit Municipal Funds


 RATINGS OF MUNICIPAL DEBT SECURITIES
 -------------------------------------------------------------------------------

                         Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.

                                Fitch IBCA, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions ad circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.



 RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES
 -------------------------------------------------------------------------------
   Moody's Investors Service, Inc. VMIG1/MIG-1 the best quality. VMIG2/MIG-2 high quality, with margins of protection ample though not so large as in the preceding group. VMIG3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. VMIG4/MIG-4 adequate quality but there is specific risk.

   Standard & Poor's Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

   Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.

-----------------------------------------------------------------
ANNUAL REPORT
-----------------------------------------------------------------
Annual Report

Short-Term U.S. Government Fund

May 31, 2000

T. Rowe Price

Report Highlights
----------------------------------------------------------------
Short-Term U.S. Government Fund

o The Federal Reserve raised interest rates repeatedly throughout the past year, crimping returns on short-term bonds.

o Your fund posted modest returns in line with its benchmarks for the year, but lagged in the past six months.

o Selected mortgage-backed, asset-backed, and corporate securities offer attractive yields and high credit quality.

o The Fed seems to be achieving its goal of slowing the economy, but another rate hike may still be on the horizon.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

Fellow Shareholders

Bond prices fell and interest rates rose during the past year due to persistent strength in the U.S. economy, revived global growth, and mounting cost pressures. The Federal Reserve raised its target for the key federal funds rate six times over the past 12 months in an effort to slow U.S. growth and forestall potential inflation. Bond funds-especially those with a short-term focus-struggled to make headway in this environment. The Short-Term U.S. Government Fund posted a modest total return comparable to its benchmarks in the 12 months ended May 31.

MARKET ENVIRONMENT

Interest Rate Levels
------------------------------------------------------------------

                2-Year              5-Year               1-Year
              Treasury Note       Treasury Note        Treasury Bill

5/31/99          5.35                  5.51                 4.93
                  5.61                  5.76                 5.11
                  5.59                  5.75                 5.07
8/99              5.61                  5.71                 5.19
                  5.66                  5.81                 5.24
                  5.92                  6.09                 5.51
11/99             5.96                  6.03                 5.65
                  6.22                  6.33                 5.95
                  6.48                  6.63                 6.17
2/00              6.54                  6.59                 6.22
                  6.57                  6.42                 6.30
                  6.53                  6.42                 6.19
5/31/00          6.77                  6.65                 6.28

The past year was volatile for the financial markets, which had to contend with a number of unusual factors including the white-hot economy and the Fed's aggressive efforts to cool it off. Robust demand for goods and services in the U.S. combined with a recovery of demand overseas raised concern within the Fed and elsewhere that the domestic economy could overheat and revive inflation. In the first quarter of 2000, GDP grew at an annual rate of 5.4%, while the jobless rate, currently at 4.1%, hovered near 30-year lows. Foreign demand for U.S. exports grew 8% in the first quarter compared with the year-earlier period, while forecasts for growth outside the U.S. are at their highest levels in years. To date, inflation has risen only modestly from the extremely low levels registered in large part due to the overseas economic and financial crises of 1997-98. The consumer price index rose 3.1% in May compared with May 1999. Excluding the volatile food and energy components, core CPI rose just 2.4% for the month compared with the year-earlier period.

The Fed increased the federal funds rate 1.75 percentage points, to 6.5%, during the year-above the peak target set during the Fed's last tightening cycle, which ended in 1995. With the economy showing few signs of deceleration after five quarter-point rate hikes, the central bank increased rates a half point on May
16. Short-term bonds invariably suffer when the Fed increases interest costs. Data released in late May and early June, however, did suggest a slowing economy, and investors began to feel that the Fed was nearing the end of its rate-hike program.

Against this backdrop, Treasury issuance plunged, and in fact, the Treasury Department began a $30 billion debt repurchase program in early 2000. Several years of greater-than-expected federal budget surpluses had made it possible to reduce the supply of Treasury debt. As a result, the 30-year Treasury bond yield peaked in mid-January at about 6.75%, well before any letup to Fed rate hikes was in sight. The yield fell as low as 5.69% in early April, as market participants feared a shortage of long-term Treasuries. By the end of the period, the 30-year Treasury bond yielded 6.00%, up only modestly from the 5.80% level on May 31, 1999. Yields on short-term Treasuries rose far more during the year, with the 1-year Treasury bill yield rising 1.35 percentage points to 6.28%, as shown in the chart on page 1. The Treasury yield curve inverted as a result, with short-term securities yielding more than long-term bonds. (The yield curve is a line plotting the yields on bonds from short to long maturities.) Two-year Treasury note yields increased 1.42 percentage points to 6.77%, higher even than 5-year yields. These developments were not positive for short-term debt funds since bond prices fall as yields rise. For the first time in recent history, the Treasury yield curve inversion occurred in response to a reduction in outstanding Treasury debt, rather than to concerns about economic slowing as is normally the case.

Mortgage performance was mixed: rates rose during the period but eased off after reaching two-year highs in February. Mortgage- and asset-backed securities were the top-performing sectors outside of Treasuries over the past year and six months.

PERFORMANCE AND STRATEGY REVIEW

Performance Comparison
------------------------------------------------------------------
Periods Ended  5/31/00                          6 Months    12 Months
------------------------------------------------------------------
Short-Term
U.S. Government Fund                                1.35%        3.23%

Salomon Smith Barney 2-Year
Treasury Note Index                                  1.63         3.26

Lipper Average of Short
U.S. Government Funds                                1.98         3.49

In a difficult environment for short-term bonds, your fund posted modest total returns for the 6- and 12-month periods ended May 31, 2000. Results were comparable to the benchmarks for the year, but fell short for the six months. Your returns were provided entirely by dividend income over both periods. As a result of rising interest rates, the fund's share price declined $0.11 during the year, from $4.60 to $4.49 at the end of the period. Rising dividend income per share of $0.26 (up a penny from the year ended May 31,

1999) overcame the decline in net asset value. The fund's six-month dividend yield rose to 5.87% from 5.51% on November 30.

Although we entered the latest six-month period with a duration we consider neutral versus our peers (2.2 years), we reduced duration even further as the period progressed. (Duration is a measure of a bond fund's sensitivity to interest rates; for example, a duration of two years means the fund's share price will rise or fall about 2% for each one-percentage-point fall or rise in interest rates.) Unfortunately, we did not move quickly enough to reduce interest rate sensitivity, and this hurt performance.

The silver lining in an environment of sharply rising short-term interest rates, of course, is rising income for shareholders. During the past six months, we positioned the portfolio in high-quality instruments that offer attractive yield advantages over Treasuries and reliable payment streams. Meanwhile, we significantly reduced the fund's allocation to Treasuries during the period, as reflected in the decline of U.S. government obligations from 25% to 16% as of May 31, shown in the table on page 6. Exposure to mortgage-backed securities remained steady at 50%, and within that sector we are focused on collateralized mortgage obligations (CMOs) that are protected against prepayment risk. (CMOs are securities backed by pools of mortgages. When homeowners refinance, they pay off their existing mortgages and replace them with lower interest mortgages. In substantial numbers, homeowner refinancing, or prepayment, can hurt the value of mortgage-backed securities by reducing their yields. Certain types of CMOs are structured so that their payment streams are buffered against prepayments.) In addition, we also emphasized securities backed by commercial mortgages, which are less interest rate sensitive than residential mortgages.

The fund's exposure to asset-backed securities also rose during the past six months, to 18% from 11%. Structured securities backed by credit card debt and automobile loans offer top-quality credit ratings (AAA) and yet have yields well in excess of AAA corporate short-term debt. These instruments also have high liquidity, meaning they can be bought and sold easily with minimal impact on their prices. We also own some floating-rate securities backed by credit cards. The floating-rate feature causes these instruments to increase their coupon payments when interest rates rise, thus increasing their total returns.

Going forward, we plan to retain our defensive duration posture as we feel the Fed will probably increase rates at least once more before year-end. We continue to look for added value in the mortgage, corporate, and asset-backed sectors and to focus on highly liquid securities.

OUTLOOK

The economic environment may continue to provide some surprises for fixed-income investors, but we believe the Fed is well on its way toward successfully orchestrating a soft landing. Economic data released in late May and early June suggest that GDP is set to slow in the second quarter, after growing at an amazingly fast clip the previous three quarters, and that upward pressure on wages and other costs appears to be peaking. Unemployment even rose two-tenths of a percentage point in May, albeit from historic lows. A slowdown in the economy does not necessarily signal lower rates soon. Even a 4% annualized GDP growth rate would be high by historical standards, and lower rates could quickly reignite stock market exuberance and fuel economic activity. With this in mind, we continue to focus on sector and security selection while remaining cautious on the overall direction of interest rates.

We expect economic growth to moderate and inflation to remain stable. The combination of sound fiscal policy, as reflected in the federal budget surplus, and effective monetary policy suggests reduced upward pressure on interest rates going forward. At current levels, selected short-term mortgage- and asset-backed securities offer highly attractive yields and the prospect of strong total returns with limited risk in the years ahead.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

/s/Connice A. Bavely
Connice A. Bavely
President and Chairman of the Investment Advisory Committee

June 23, 2000

T. Rowe Price Short-Term U.S. Government Fund
------------------------------------------------------------------
Portfolio Highlights
------------------------------------------------------------------
Key Statistics

                                                  11/30/99      5/31/00

Price Per Share                                $     4.56   $     4.49
Dividends Per Share
  For 6 months                                        0.12         0.13
  For 12 months                                       0.25         0.26
  Dividend Yield *
  For 6 months                                       5.51%        5.87%
  For 12 months                                       5.59         5.81
30-Day Standardized Yield                            5.69        6.48

Weighted Average Maturity (years)                    2.6          2.3
Weighted Average Effective Duration (years)         2.2          1.7
Weighted Average Quality **                          AAA         AAA-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.

**   Based on T. Rowe Price research.

Sector Diversification

                                                Percent of   Percent of
                                                Net Assets   Net Assets
                                                  11/30/99      5/31/00

Mortgage-Backed Securities                           50%          50%
Asset-Backed Securities                               11           18
U.S. Government Obligations                           25           16
Short-Term Obligations                                  7           10
Corporate Bonds and Notes                               7            6
Other Assets Less Liabilities                          --           --
Total                                                   100%       100%

T. Rowe Price Short-Term U.S. Government Fund
------------------------------------------------------------------
Performance Comparison
------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SHORT-TERM U.S. GOVERNMENT FUND
------------------------------------------------------------------
                  Salomon Smith Barney
                  2-Year Treasury                 Short-Term Fund
                  Note Index                      U.S. Government Fund

9/30/91           10,000                             10,000
5/92              10,562                             10,440
5/93              11,325                             10,682
5/94              11,554                             10,823
5/95              12,426                             11,488
5/96              13,035                             11,983
5/97              13,896                             12,810
5/98              14,843                             13,670
5/99              15,493                             14,270
5/00              15,998                             14,731

Average Annual Compound Total Return
------------------------------------------------------------------
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods                                            Since      Inception
Ended 5/31/00    1 Year   3 Years    5 Years   Inception     Date

Short-Term U.S.
Government Fund  3.23%     4.77%      5.10%       4.57%      9/30/91

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Short-Term U.S. Government Fund
------------------------------------------------------------------
Financial Highlights             For a share outstanding throughout
                                   each period
------------------------------------------------------------------
                   Year
                   Ended
                  5/31/00   5/31/99   5/31/98   5/31/97   5/31/96

NET ASSET VALUE
Beginning of
 period           $ 4.60      $ 4.65     $ 4.62   $ 4.59      $ 4.67

Investment activities
  Net investment
  income(loss)      0.26*      0.25*      0.27*     0.28*      0.28*
  Net realized
  and unrealized
  gain (loss)      (0.11)     (0.05)      0.03       0.03      (0.08)

  Total from
  investment
  activities        0.15       0.20       0.30       0.31       0.20

Distributions
  Net investment
  income           (0.26)     (0.25)     (0.27)     (0.27)     (0.27)
  Tax return
  of capital         --         --         --        (0.01)     (0.01)

  Total
  distributions   (0.26)     (0.25)     (0.27)     (0.28)     (0.28)

NET ASSET VALUE
End of period    $   4.49   $   4.60   $   4.65   $   4.62   $   4.59
-----------------------------------------------------------------

Ratios/Supplemental Data
Total return
(diamond)          3.23%*     4.39%*     6.71%*     6.90%*     4.31%*

Ratio of total expenses
to average net
assets             0.70%*     0.70%*     0.70%      0.70%      0.70%*

Ratio of net investment
income (loss) to average
net assets         5.60%*     5.42%*     5.88%*     6.05%*     5.93%*

Portfolio turnover
rate                54.7%     145.3%     107.5%      82.9%     152.8%

Net assets,
end of period
(in thousands) $123,499   $134,227   $109,863   $ 92,697   $ 98,529

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
   * Excludes expenses in excess of a 0.70% voluntary expense limitation in effect through 5/31/00.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund
------------------------------------------------------------------
                                                            May 31, 2000

Statement of Net Assets                       Par/Shares        Value
------------------------------------------------------------------
                                                          In thousands

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  45.1%

U.S. Government Agency ARM  1.7%

Federal National Mortgage Assn.
     5.875%, 8/1/17                             $       42   $       41

     6.125%, 11/1/17                                    55           54

     6.149%, 3/1/19                                      7            7

     6.151%, 5/1/17 - 5/1/31                          854          830

     6.21%, 3/1/18                                      22           21

     6.217%, 12/1/16 - 7/1/27                         479          464

     6.227%, 5/1/24                                     86           83

     6.244%, 3/1/20                                     63           62

     6.25%, 6/1 - 7/1/18                              118          115

     6.252%, 12/1/17 - 11/1/20                        280          272

     6.817%, 10/1/14                                     9            9

     7.93%, 11/1/21                                    121          121

                                                                   2,079

U.S. Government Agency Obligations  34.8%

Federal Home Loan Mortgage
     7.75%, 8/15/21                                 1,847        1,837

  5 year balloon
     6.50%, 9/1/02                                  2,302        2,262

     7.00%, 9/1/01                                  1,230        1,221

  7 year balloon
     6.50%, 8/1 - 12/1/03                           1,483        1,435

     7.00%, 8/1/01                                     600          596

  REMIC
     5.60%, 1/15/08                                 2,000        1,960

     5.75%, 6/15/10                                 1,877        1,840

     5.85%, 11/15/17                                    48           48

Federal National Mortgage Assn
     6.00%, 7/1/13 - 11/18/17                      7,193        6,896

  7 year balloon
     7.00%, 6/1 - 9/1/03                            3,080        3,007

     7.50%, 8/1/01                                      88           88

Federal National Mortgage Assn.
         REMIC
     5.75%, 6/25/06                             $      212   $      211

     6.00%, 10/18/14 - 5/18/17                     6,000        5,843

     6.10%, 8/25/21                                 1,205        1,180

     6.50%, 6/18/11                                 5,000        4,814

     7.00%, 4/18/22                                 4,000        3,961

     Principal Only, 9/25/00 - 10/25/03           5,193        4,503

     Inverse Floater, VR, 6.243%, 10/25/21        1,359        1,264

                                                                  42,966

U.S. Government Guaranteed Obligations  8.6%

Government National Mortgage Assn.
  I
     7.00%, 9/15/12                                 1,919        1,871

     11.50%, 3/15/10 - 12/15/15                    1,321        1,450

  REMIC
     6.00%, 10/16/25                                5,000        4,733

     9.00%, 7/20/23                                 2,585        2,592

                                                                  10,646

Total U.S. Government Mortgage-Backed
Securities (Cost $57,667)                                       55,691


NON-GOVERNMENT ASSET-BACKED
SECURITIES  22.6%

Auto-Backed  7.7%

BMW Vehicle Owner Trust,
  6.54%, 4/25/04                                    1,250        1,226

CIT RV Trust, 6.35%, 4/15/11                       1,500        1,487

Ford Credit Auto Owner Trust,
  6.40%, 10/15/02                                   1,300        1,287

MMCA Automobile Trust,
  6.80%, 8/15/03                                    1,500        1,494

Nissan Auto Receivables,
  7.17%, 8/15/04                                     1,000          994

Onyx Acceptance Auto Trust,
  6.76%, 5/15/04                                    2,000        1,970

WFS Financial Owner Trust,
  7.41%, 9/20/07                                     1,000          990

                                                                   9,448

Commercial Mortgage Backed  2.2%

GMAC Commercial Mortgage Securities,
  6.15%, 5/15/35                                    1,804        1,714

Prudential Securities, 6.074%, 1/15/08            1,108        1,039

                                                                   2,753

Credit Card-Backed  5.1%

Circuit City Credit Card Master Trust,
  6.753%, 2/15/06                              $    1,500   $    1,500

Prime Credit Card Master Trust,
  6.75%, 11/15/05                                   2,000        1,977

Wachovia Credit Card Master Trust,
  6.673%, 8/15/06                                   1,300        1,298

World Financial Network Credit Master Trust,
  6.8525%, 7/15/06                                  1,500        1,499

                                                                   6,274

Home Equity Loans-Backed  2.5%

EQCC Home Equity Loan Trust,
  6.159%, 4/15/08                                   2,020        1,924

Saxon Asset Securities Trust,
  6.73%, 2/25/27                                    1,207        1,164

                                                                   3,088

Miscellaneous Receivables  1.1%

Puget Sound Energy Conservation,
  6.23%, 7/11/02                                    1,410        1,386

                                                                   1,386

Receivables-Backed  3.1%

Advanta Equipment Receivables,
  7.56%, 2/15/07                                       840          836

Case Equipment Loan Trust,
  5.77%, 8/15/05                                    1,500        1,441

Heller Equipment Asset Trust,
  6.65%, 3/14/04                                    1,500        1,485

                                                                   3,762

Stranded Asset  0.8%

Peco Energy Transition Trust,
  6.4475%, 3/1/06                                   1,000          998

                                                                      998

Whole Loans Backed  0.1%

Ryland Mercury Savings Trust,
  6.114%, 10/25/18                                     181          180

                                                                      180

Total Asset-Backed Securities (Cost $28,204)                  27,889


U.S. GOVERNMENT OBLIGATIONS/AGENCIES  16.1%

U.S. Government Guaranteed Obligations  2.3%

Federal Home Loan Mortgage, Deb.,
  5.50%, 5/15/02                                    3,000        2,902

                                                                   2,902

U.S. Treasury Obligations  13.8%

U.S. Treasury Inflation-Indexed Notes,
  3.625%, 7/15/02                                   8,010        7,941

U.S. Treasury Notes
     5.75%, 11/30/02                                1,350        1,320

     6.625%, 4/30/02                                7,750        7,729

                                                                  16,990

Total U.S. Government Obligations/Agencies
(Cost $20,158)                                                   19,892


CORPORATE BONDS AND NOTES  5.5%

Finance and Credit  1.3%

Associates Corp., MTN,
  6.90%, 7/29/02                               $    1,600   $    1,578

                                                                   1,578

Investment Dealers  1.0%

Merrill Lynch, 8.00%, 2/1/02                       1,220        1,225

                                                                   1,225

Retail  1.6%

Wal-Mart Stores, Sr. Notes,
  6.15%, 8/10/01                                    2,000        1,974

                                                                   1,974

Telephone  1.6%

Southwestern Bell Telephone,
  6.375%, 4/1/01                                    2,000        1,982

                                                                   1,982

Total Corporate Bonds and Notes (Cost $6,880)                  6,759


SHORT-TERM INVESTMENTS  10.3%

Certificates of Deposit  2.4%

Bank of Montreal, 6.38%, 6/8/00                    1,000        1,000

National Westminster Bank,
  7.26%, 5/9/01                                      1,000          999

Norddeutsche Landesbank,
  7.30%, 5/11/01                                     1,000          999

                                                                   2,998

Commercial Paper  0.8%

Santander Finance, 6.34%, 6/5/00                   1,000          999

                                                                      999

Money Market Funds  7.1%

Government Reserve Investment Fund,
  6.08% #                                            8,770        8,770

                                                                   8,770

Total Short-Term Investments (Cost $12,769)                   12,767

Total Investments in Securities

99.6% of Net Assets (Cost $125,678)                        $  122,998

Other Assets Less Liabilities                                      501

NET ASSETS                                                   $  123,499
                                                              ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                       $     (562)

Accumulated net realized gain/loss -
net of distributions                                          (13,038)

Net unrealized gain (loss)                                     (2,680)

Paid-in-capital applicable to 27,491,527
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares authorized                 139,779

NET ASSETS                                                   $  123,499
                                                              ----------

NET ASSET VALUE PER SHARE                                   $     4.49
                                                              ----------

              #   Seven-day yield
            ARM   Adjustable Rate Mortgage

Inverse Floater  Inverse floating rate note; interest rate is inversely tied to a published index - rate shown reflects current rate as of 5/31/00.
            MTN   Medium Term Note
          REMIC   Real Estate Mortgage Investment Conduit
             VR   Variable Rate

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund
------------------------------------------------------------------
Statement of Operations
------------------------------------------------------------------
In thousands

                                                                  Year
                                                                  Ended
                                                                 5/31/00

     Investment Income (Loss)

     Interest income                                         $    8,175

     Expenses
       Investment management                                       474
       Shareholder servicing                                       216
       Custody and accounting                                      133
       Prospectus and shareholder reports                          41
       Registration                                                  18
       Legal and audit                                               17
       Directors                                                       6
       Miscellaneous                                                  4

       Total expenses                                               909
       Expenses paid indirectly                                    (3)

       Net expenses                                                 906

     Net investment income (Loss)                                7,269

     Realized and Unrealized Gain (Loss)

     Net realized gain (loss) on securities                  (1,922)

     Change in net unrealized gain or loss on securities    (1,273)

     Net realized and unrealized gain (loss)                 (3,195)

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                 $    4,074

                                                              ----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund
------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------------
In thousands

                                                    Year
                                                    Ended
                                                   5/31/00      5/31/99

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                $    7,269   $    7,073
  Net realized gain (loss)                       (1,922)        (280)
  Change in net unrealized gain or loss         (1,273)      (1,543)

  Increase (decrease) in
  net assets from operations                       4,074        5,250

Distributions to shareholders
  Net investment income                          (7,269)      (7,016)

Capital share transactions *
  Shares sold                                      60,745       84,077
  Distributions reinvested                         6,392        6,135
  Shares redeemed                                (74,670)     (64,082)

  Increase (decrease) in net
  assets from capital
  share transactions                               (7,533)      26,130

Net Assets

Increase (decrease) during period               (10,728)      24,364
Beginning of period                              134,227      109,863

End of period                                  $  123,499   $  134,227
                                               -----------------------

*Share information
  Shares sold                                      13,382       17,920
  Distributions reinvested                         1,407        1,311
  Shares redeemed                                (16,451)     (13,684)

  Increase (decrease) in
  shares outstanding                               (1,662)       5,547

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund
------------------------------------------------------------------
                                                           May 31, 2000

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

   T. Rowe Price Short-Term U.S. Government Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1991. The fund seeks the highest current income consistent with minimal share price fluctuation by investing primarily in a diversified portfolio of short-term U.S. government-backed securities.

   The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

   Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

   Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

   Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

   Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $29,505,000 and $14,444,000, respectively, for the year ended May 31, 2000. Purchases and sales of U.S. government securities aggregated $35,233,000 and $67,913,000, respectively, for the year ended May 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES

   No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2000, the fund has capital loss carryforwards for federal income tax purposes of $12,047,000, of which $5,229,000 expires in 2001, $978,000 in 2002, and $5,840,000 thereafter through 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

   In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, primarily the expiration of capital loss carryforwards, the following reclassifications were made during the year ended May 31, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.
------------------------------------------------------------------
     Undistributed net realized gain                      $12,085,000
     Paid-in-capital                                      (12,085,000)

   At May 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $125,678,000. Net unrealized loss aggregated $2,680,000 at period-end, of which $110,000 related to appreciated investments and $2,790,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

   The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $39,000 was payable at May 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

   Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 2000, which would cause the fund's ratio of total expenses to average net assets to exceed 0.70%. Thereafter, through May 31, 2002, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.70%. Pursuant to this agreement, $69,000 of management fees were not accrued by the fund for the year ended May 31, 2000, and $92,000 of management fees remain unaccrued from a prior period.

   In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $275,000 for the year ended May 31, 2000, of which $28,000 was payable at period-end.

   The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2000, totaled $592,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Short-Term U.S. Government Fund
------------------------------------------------------------------
Report of Independent Accountants
------------------------------------------------------------------
To the Board of Directors and Shareholders of
T. Rowe Price Short-Term U.S. Government Fund, Inc.

   In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Short-Term U.S. Government Fund, Inc. (the "Fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

   PricewaterhouseCoopers LLP
   Baltimore, Maryland
   June 19, 2000

T. Rowe Price Shareholder Services
------------------------------------------------------------------
Investment Services And Information

   KNOWLEDGEABLE SERVICE REPRESENTATIVES

   By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

   In Person Available in T. Rowe Price Investor Centers.

   ACCOUNT SERVICES

   Checking Available on most fixed income funds ($500 minimum).

   Automatic Investing From your bank account or paycheck.

   Automatic Withdrawal Scheduled, automatic redemptions.

   Distribution Options Reinvest all, some, or none of your distributions.

   Automated 24-Hour Services Including Tele*Access (registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

   BROKERAGE SERVICES*

   Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

   INVESTMENT INFORMATION

   Combined Statement Overview of all your accounts with T. Rowe Price.

   Shareholder Reports Fund managers' reviews of their strategies and results.

   T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

   Performance Update Quarterly review of all T. Rowe Price fund results.

   Insights Educational reports on investment strategies and financial markets.

   Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

   * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
   ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660
Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price, Invest With Confidence

T. Rowe Price Investment Services, Inc., Distributor.
                                                       F69-050 5/31/00

Annual Report

Summit Income Funds

October 31, 1999

T. Rowe Price

REPORT HIGHLIGHTS
------------------------------------------------------------------
Summit Income Funds

o Interest rates rose during the six months ended October 31, 1999, aiding money market results but hurting bonds.

o Summit Cash Reserves Fund achieved solid performance as low expenses helped its yield exceed that of its peer group average.

o Income helped Summit Limited-Term Bond Fund exceed its peer group's average returns despite weakness in some corporate holdings.

o Mortgage-backed securities struggled, leading to lackluster returns for the Summit GNMA Fund.

o We are focusing on providing attractive yields while maintaining liquidity in our portfolios as we approach year-end.


Fellow Shareholders

    The U.S. economy continued its remarkable run of strong, steady growth during the six and 12 months ended October 31, 1999, and signs of inflation were modest. Nonetheless, the Federal Reserve raised the federal funds target rate twice, and interest rates overall rose significantly. Money market funds largely benefited, while bond funds posted comparatively weak results. The performance of the Summit Funds reflected these trends.

MARKET ENVIRONMENT

   There was little doubt during either the past six or 12 months that the U.S. economy was on solid footing. Annual GDP data have painted an attractive picture, with growth rates fluctuating between 3.5% and 4.5% for nearly three years now. Moreover, the consumer and producer price indices (CPI and PPI), the most commonly reported inflation figures, have generally appeared subdued. During the past spring and summer, however, economic data hinted at an increase in inflationary pressure. Persistently low unemployment figures suggested uncomfortably tight labor markets, and the prices of raw materials and intermediate goods (so-called

"pipeline" prices) showed signs of increasing. Although price increases for finished goods and services remained in check, the engines of that inflation-including strong consumer spending fueled by rising stock markets and home prices, improved productivity, and faster information flow due to the Internet-have remained in high gear.

Interest Rate Levels
------------------------------------------------------------------
                           Current          5-Year            90-day
                           Coupon           Treasury          Treasury
                           GNMA             Note              Bill

10/31/98                  6.25             4.22              4.21
                           6.25             4.62              4.58
                           6.26             4.59              4.55
1/99                       6.22             4.56              4.47
                           6.70             5.11              4.65
                           6.65             5.12              4.47
4/99                       6.68             5.15              4.51
                           7.05             5.51              4.65
                           7.27             5.76              4.77
7/99                       7.61             5.75              4.71
                           7.77             5.71              4.97
                           7.48             5.81              4.88
10/31/99                  7.51             6.09              5.13

     The Fed had largely been staying on the sidelines, concerned that a U.S. rate hike would put untenable pressure on fragile foreign economies in the wake of the 1998 global currency and liquidity crisis. However, an improving outlook overseas combined with evidence of inflationary pressure prompted a change in direction. The Fed first adopted a tightening bias in its monetary policy, then raised the federal funds target rate in June and August, by a total of one-half a percentage point. After the conclusion of the period, the Fed raised rates by another 0.25%. As of this writing, the target rate has returned to its level of August 1998, just before the Fed cut rates three-quarters of a percent to alleviate the global financial crisis.

     The market largely anticipated these moves, pushing rates on intermediate and long bonds higher throughout the year. For example, five-year Treasury note yields climbed 187 basis points to 6.09% by October 31 from one year earlier (100 basis points equal one percentage point). Short-term rates did not climb as rapidly for the year as a whole-the yield on 90-day Treasury bills rose less than 100 basis points over the same period-but made up ground on other segments of the bond market toward the end of the period. Yields on money market funds benefited from the increase in short-term rates.

    Rates rose among mortgage-backed securities as well. Thirty-year mortgage rates, for example, rose from 6.93% to 7.96% in the six months ended October 31, and reached a two-year high of 8.15% in August. During that time, the spread (difference) between mortgage and Treasury rates also widened by 15 basis points. Current coupon GNMAs now yield 148 basis points more than 10-year Treasuries, although they were yielding as much as 182 basis points more in August. This attractive yield advantage helped the overall sector outperform intermediate and long Treasuries by a modest degree.

     The rising interest rate environment was not the only challenge the bond markets faced. In the past several months, Wall Street broker-dealers have cut back their bond market activities in advance of year-end by reducing bond inventories and committing less capital to market-making (that is, buying and selling existing issues for clients). As a result, liquidity declined significantly after midyear and is likely to stay somewhat thin through year-end. Reduced liquidity exaggerated volatility in the markets, especially in response to negative surprises, and made it more difficult for money managers to trade efficiently. The trend also created supply and demand imbalances that hurt issues with relatively high yields, including corporate and mortgage-backed bonds. However, mortgages improved after August and now are among the more liquid bonds in the marketplace.

SUMMIT CASH RESERVES FUND

Performance Comparison
------------------------------------------------------------------
Periods Ended 10/31/99                   6 Months           12 Months
------------------------------------------------------------------
Cash Reserves Fund                           2.40%               4.87%

Lipper Money Market
Funds Average                                 2.21                4.41

    Your fund posted good 6- and 12-month returns of 2.40% and 4.87%, respectively. These results surpassed the 2.21% and 4.41% gains for the Lipper Money Market Funds Average by a notable margin. The fund once again benefited from a yield advantage over its average competitor, the result of its low expenses as well as an investment focus on income. At 0.45% per year, fund expenses are lower than 91% of the 294 funds in its Lipper category.

    Rising interest rates during the period prompted a modest shift in our investment strategy. Earlier in the fiscal year, rates had been relatively low and the fund's dividend yield had been slipping as a result. As we noted in the last shareholder report, our strategy at the time was to capture the higher yields at the longer end of the money market universe by maintaining an average maturity

10 to 15 days longer than our average peer. With rates rising, however, the dividend yield has been climbing during the last six months. We therefore reduced the portfolio's weighted average maturity from 74 days on April 30, 1999, to a more neutral 62 days on October 31, 1999. As long as the Fed is likely to continue raising interest rates, we will preserve an average maturity that is generally equal to or shorter than the average money market fund.

    We made only minor changes to the portfolio's sector positioning. The only change of significance was to increase our stake in asset-backed securities. We are attracted to these holdings because they are extremely high-quality, liquid securities that are securely collateralized by receivables or other assets. They add to the fund's diversification, and we expect they will provide added protection and flexibility as we prepare to pass through the year-end.

    We increased fund exposure to floating rate notes from 15% of assets at the end of April to 32% at the end of October. Issuance of these securities increased dramatically during the middle of the year as they became a popular form of Year 2000 financing. The increased supply forced issuers to price their offerings somewhat more attractively than in the last couple of years to attract buyers. Floating rate issues are designed so that their coupons track rate changes relatively quickly-a benefit to shareholders when rates are rising.

SUMMIT LIMITED-TERM BOND FUND

Performance Comparison
------------------------------------------------------------------
Periods Ended 10/31/99                   6 Months           12 Months
------------------------------------------------------------------
Limited-Term Bond Fund                      0.42%               1.06%

Lipper Short Intermediate
Investment-Grade
Debt Funds Average                           0.38                1.44

    Your fund's 0.42% six-month total return edged ahead of the 0.38% move for the Lipper peer group average. Although the return was modest and outperformance was slight, it represented a recovery from a somewhat weaker relative result in the first half of the year, when above average interest rate sensitivity caused the fund to lag its peers. Those results are reflected in the 1.06% 12-month return, which stayed behind Lipper. Because rising interest rates caused a decline in the fund's share price for both periods, gains came entirely from income. Low expenses-the 0.55% expense ratio is firmly in the least costly quartile of the 83-fund

Lipper peer group-once again helped the fund achieve a relatively generous income stream.

    Because of the rising interest rate environment, we gradually reduced fund duration during the six-month period from 3.2 years to 3.0 years. (Duration is a measure of interest rate sensitivity where higher numbers reflect a greater potential negative response to a rise in rates, and vice versa.) The fund remains somewhat more rate sensitive than its average peer, but longer durations are generally associated with better yields, and we feel that this duration level reflects an appropriate balance between the costs of rate sensitivity and the benefits of better yields. Although rates rose sharply during the past six months, they have yet to show up as increases in the fund's dividend payment. Dividend income tends to lag a rise in market rates, and, assuming rates do not again fall sharply, we anticipate higher distributions in the coming period.

    As explained in the last report, we trimmed exposure to corporate bonds from 56% to 44% earlier in the year. This move proved beneficial: corporate securities (and lower-rated securities in particular) underperformed throughout most of the summer because of poor market liquidity and the lack of Wall Street sponsorship. During August and September we saw an opportunity to take advantage of values created by the liquidity crunch and began to rebuild our corporate position, raising it to 47% of assets. Among the bonds we added were Johnson & Johnson, Wal-Mart, and US West. As a result of these moves, holdings in Treasuries declined while, within the corporate sector, consumer issues increased from 11% to 13% and the media and telecom issues rose from 3% to 4%.

     Quality diversification reflected our renewed interest in corporates. The percentage of assets in AAA securities declined from 44% to 38% during the period, while AA and A holdings both climbed. Nonetheless, average portfolio credit quality did not change, remaining at a solid AA.

Quality Diversification pie
------------------------------------------------------------------
Summit Limited-Term Bond Fund

     AAA      AA       A        BBB      BB

     38       16       23       21       2

    Not all of the fund's investments worked out favorably. In particular, some of our corporate holdings weakened as their issuers encountered problems. In August, we purchased the debt of Rite-Aid, but the firm's surprise downward earnings revisions and management upheaval disappointed investors, drew SEC attention, and resulted in rating agency downgrades to below investment grade. We continue to hold these bonds because we think the market has become overly pessimistic in its evaluation. Rite-Aid has a viable business as the nation's third-largest drug store chain, and new management is taking aggressive action to restore the company's financial health. Other holdings have come under pressure and may weigh down returns in the coming months. These include Waste Management/USA Waste Services (at 1.25% of assets) and Raytheon (at 0.89% of assets), both of which experienced earnings difficulties associated with recent merger activity.

     Although these investments increased price volatility in recent months, we are not giving up on them. They contribute significantly to an attractive dividend yield that we believe will benefit shareholders over the long term.

SUMMIT GNMA FUND

Performance Comparison
------------------------------------------------------------------
Periods Ended 10/31/99                   6 Months           12 Months
------------------------------------------------------------------
GNMA Fund                                   -0.32%                1.39%

Lipper GNMA Funds Average                  -0.18                 1.48

    A difficult market environment overall proved challenging to your fund during the past six months. Our -0.32% total return for the period fell slightly behind the -0.18% result of the Lipper GNMA Funds Average, and accounted for a modestly lagging 12-month performance as well. Healthy dividend distributions, aided by low expenses, helped compensate for a $0.34 decline in the fund's share price between April 30 and October 31. The fund's 0.60% expense ratio is in the lowest quartile of the 48 funds in its Lipper peer group.

    Your fund's returns reflected the continually rising interest rate environment of the last six months. In addition, the mortgage market (along with other relatively high-yielding investments) faced an additional challenge of supply and demand. The liquidity crunch described in the Market Environment section limited the number of buyers, especially in August, when it temporarily appeared that no one was interested in buying or holding these issues.

    This was especially true of many of the kinds of "structured" products we hold in the portfolio. While we have reduced our holdings in recent months, we have for many quarters kept a stake in these securities, which include collateralized mortgage obligations (CMOs), project loans, construction loans, and jumbos, because they help protect performance against fluctuating prepayments during unsettled interest rate environments.

(Prepayments can negatively affect total return when homeowners refinance their high-rate mortgages, causing premium-priced mortgage-backed bonds to be cashed out at par. In that case, the premium and the higher yield are lost.) These holdings aided returns during the first half of the fiscal year. However, even though the securities we held remained fundamentally solid, they were hard hit and difficult to sell when liquidity disappeared from the market and helped pull down our relative performance. Fortunately, the liquidity crunch improved significantly as the period was coming to a close. Still, although we continue to like structured products as an investment tool, we took incremental steps to improve the portfolio's liquidity by reducing our exposure where possible.

     Rising rates and falling prepayments caused the fund's duration to climb from 4.0 years to 5.0 years during the past six months, although it remained neutral compared with our Lipper benchmark. Mortgage durations typically go up when interest rates rise because the likelihood of refinancing declines. As always, the credit quality of the portfolio remained very high.

OUTLOOK

    Interest rates could move higher in coming months because of persistent strength in the domestic economy and economic recovery overseas. The Fed is keeping a close eye on inflationary pressures, particularly in the labor markets. However, the Fed is also interested in maintaining liquid and orderly markets as we approach the end of the year and the transition to 2000, which could serve to moderate future rate increases. These crosscurrents do not argue for an aggressive posture regarding interest rates. At present, we are focusing on the higher yields available in the marketplace and on maintaining liquidity and flexibility in our portfolios.

     Respectfully submitted,

     Edward A. Wiese
     President

     November 19, 1999

T. Rowe Price Summit Income Funds
------------------------------------------------------------------
Portfolio Highlights
------------------------------------------------------------------
KEY STATISTICS

                                            4/30/99            10/31/99
Summit Cash Reserves Fund
------------------------------------------------------------------
Price Per Share                          $    1.00           $    1.00

Dividends Per Share
  For 6 months                                0.024               0.024
  For 12 months                               0.050               0.048

Dividend Yield (7-Day Compound) *           4.70%               5.24%

Weighted Average Maturity (days)               74                  62

Weighted Average Quality **           First Tier          First Tier


Summit Limited-Term Bond Fund

Price Per Share                          $    4.59           $    4.48

Dividends Per Share
  For 6 months                                 0.13                0.13
  For 12 months                                0.27                0.26

Dividend Yield *
  For 6 months                                5.71%               5.81%
  For 12 months                                5.91                5.92

30-Day Standardized Yield                    5.53                6.37

Weighted Average Maturity (years)             3.9                 3.7

Weighted Average Effective Duration (years)  3.2                 3.0

Weighted Average Quality ***                    AA                  AA

(continued on next page)


T. Rowe Price Summit Income Funds
------------------------------------------------------------------
Portfolio Highlights
------------------------------------------------------------------

KEY STATISTICS

                                            4/30/99            10/31/99
Summit GNMA Fund
------------------------------------------------------------------
Price Per Share                          $    9.73           $    9.39

Dividends Per Share
  For 6 months                                 0.31                0.31
  For 12 months                                0.63                0.61

Dividend Yield *
  For 6 months                                6.44%               6.62%
  For 12 months                                6.58                6.75

30-Day Standardized Yield                     5.98               6.42

Weighted Average Maturity (years)             7.5                 9.1

Weighted Average Effective Duration (years)  4.0                 5.0

Weighted Average Quality ***                  AAA                 AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset values per share at the end of the period.
**   All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.


T. Rowe Price Summit Income Funds
------------------------------------------------------------------
Portfolio Highlights
------------------------------------------------------------------
SECTOR DIVERSIFICATION

                                           Percent of        Percent of
                                           Net Assets        Net Assets
                                              4/30/99          10/31/99
Summit Cash Reserves Fund
------------------------------------------------------------------
U.S. Negotiable Bank Notes                     7%                  9%

Certificates of Deposit                        28                  26

  Domestic Negotiable CDs                       4                   5

  Eurodollar Negotiable CDs                    14                  13

  U.S. Dollar Denominated
  Foreign Negotiable CD                         10                   8

Commercial Paper and Medium-Term Notes         59                  61

  Asset-Backed                                   19                  26

  Banking                                         13                  13

  Insurance                                        4                   4

  Auto and Related                                1                   3

  Petroleum                                        4                   2

  All Other                                       18                  13

Foreign Government and Municipalities           1                  --

Funding Agreements                                4                   3

Other Assets Less Liabilities                    1                   1
------------------------------------------------------------------
Total                                            100%              100%

Fixed Rate Obligations                          85                  68

Floating Rate Instruments                       15                  32


T. Rowe Price Summit Income Funds
------------------------------------------------------------------
Portfolio Highlights
------------------------------------------------------------------
SECTOR DIVERSIFICATION

                                               Percent of    Percent of
                                               Net Assets    Net Assets
                                                  4/30/99      10/31/99
Summit Limited-Term Bond Fund
------------------------------------------------------------------
Corporate Bonds and Notes                       44%                47%

  Consumer Products and Services                11                 13

  Banking and Finance                             9                  10

  Industrial                                       9                   9

  Utilities                                        8                   8

  Media and Communications                       3                   4

  All Other                                        4                   3

Asset-Backed Securities                          12                 12

Mortgage-Backed Securities                       17                 18

U.S. Government Obligations                      22                 18

U.S. Treasuries                                   14                 10

Government Agency Obligations                     8                  8

Money Market Funds*                                5                  5

Other Assets Less Liabilities                    --                 --
------------------------------------------------------------------
Total                                             100%             100%


Summit GNMA Fund
------------------------------------------------------------------
GNMA                                             91%                 92%

U.S. Government Agencies                         8                   3

Asset-Backed Securities                          3                   3

Agency-Backed STRIPS                             1                   1

Money Market Funds*                               8                   3

Other Assets Less Liabilities                 -11                  -2
------------------------------------------------------------------
Total                                           100%               100%

*See note at end of financial statements.


T. Rowe Price Summit Income Funds
------------------------------------------------------------------
Performance Comparison
------------------------------------------------------------------
    These charts show the value of a hypothetical $25,000 investment in the funds over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SEC charts - SUMMIT CASH RESERVES FUND
------------------------------------------------------------------
                                    Lipper
                                    Money Market          Summit Cash
                                    Funds Average        Reserves Fund

10/29/93                            25.000                    25.000
10/94                               25.823                    25.901
10/95                               27.203                    27.372
10/96                               28.545                    28.803
10/97                               29.965                    30.337
10/98                               31.480                    31.961
10/99                               32.910                    33.518

SEC charts - SUMMIT LIMITED-TERM BOND FUND
------------------------------------------------------------------
                         Merrill Lynch    Lipper Short
                         1-5 Year         Intermediate
                         Corporate and    Investment-       Summit
                         Government       Grade Debt     Limited-Term
                         Bond Index       Funds Average    Bond Fund

10/29/93                   25.000           25.000            25.000
10/94                      24.987           24.485            24.822
10/95                      27.606           27.109            26.649
10/96                      29.240           28.613            28.109
10/97                      31.266           30.531            30.002
10/98                      33.905           32.639            32.393
10/99                      34.665           33.153            32.735


SEC charts - SUMMIT GNMA FUND
------------------------------------------------------------------
                                            Lipper
                           Salomon          GNMA              Summit
                           GNMA             Funds             GNMA
                           Index            Average           Fund

10/29/93                   25.000           25.000            25.000
10/94                      24.648           24.250            24.583
10/95                      28.322           27.715            28.375
10/96                      30.357           29.321            29.928
10/97                      33.103           31.831            32.673
10/98                      35.457           34.036            34.991
10/99                      36.589           34.597            35.479

Average Annual Compound Total Return
------------------------------------------------------------------
    This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods
Ended                                                Since    Inception
10/31/99         1 Year    3 Years    5 Years   Inception     Date
------------------------------------------------------------------
Summit Cash
 Reserves Fund   4.87%      5.18%      5.29%       5.00%    10/29/93

Summit Limited
 -Term Bond      1.06       5.21       5.69        4.59     10/29/93

Summit GNMA
 Fund            1.39       5.84       7.61        6.00     10/29/93

     Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


T. Rowe Price Summit Cash Reserves Fund
------------------------------------------------------------------
Financial Highlights            For a share outstanding throughout
                                  each period
------------------------------------------------------------------
                   Year
                  Ended
                10/31/99   10/31/98   10/31/97   10/31/96   10/31/95

NET ASSET VALUE
Beginning of
 period       $  1.000    $  1.000    $  1.000   $  1.000   $  1.000

Investment activities
  Net investment
  income         0.048        0.052      0.052       0.051      0.055
Distributions
  Net investment
  income        (0.048)     (0.052)    (0.052)     (0.051)   (0.055)

NET ASSET VALUE
End of period $ 1.000     $ 1.000     $  1.000   $  1.000   $  1.000
------------------------------------------------------------------

Ratios/Supplemental Data

Total return
(diamond)       4.87%       5.35%        5.33%       5.23%    5.68%

Ratio of total expenses
to average net
assets          0.45%       0.45%        0.45%        0.45%    0.45%

Ratio of net investment
income to average
net assets      4.78%       5.24%        5.18%        5.09%    5.55%

Net assets, end of period
(in millions) $2,441      $1,885      $ 1,303        $ 742    $ 433
(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Limited-Term Bond Fund
------------------------------------------------------------------
Financial Highlights            For a share outstanding throughout
                                  each period
------------------------------------------------------------------
                   Year
                  Ended
                10/31/99   10/31/98   10/31/97   10/31/96   10/31/95

NET ASSET VALUE
Beginning of
 period       $   4.69   $   4.61   $   4.60   $   4.65   $   4.64

Investment activities
  Net investment
  income          0.26       0.28       0.29       0.30       0.32
  Net realized and
  unrealized gain
  (loss)        (0.21)      0.08       0.01      (0.05)      0.01

  Total from
  investment
  activities     0.05       0.36       0.30       0.25       0.33

Distributions
  Net investment
  income       (0.26)     (0.28)     (0.28)     (0.29)     (0.31)
  Tax return
  of capital     --         --        (0.01)     (0.01)     (0.01)

  Total
  distributions (0.26)    (0.28)     (0.29)     (0.30)     (0.32)

NET ASSET VALUE
End of period  $ 4.48   $   4.69   $   4.61   $   4.60   $   4.65
-----------------------------------------------------------------
Ratios/Supplemental Data

Total return
(diamond)       1.06%      7.97%      6.73%      5.48%      7.36%

Ratio of total expenses
to average net
assets          0.55%      0.55%      0.55%      0.55%      0.55%

Ratio of net investment
income to average
net assets     5.65%      5.96%      6.28%      6.43%      6.85%

Portfolio
turnover rate  42.2%      52.0%      74.5%     116.1%      84.3%

Net assets, end of period
(in thousands)  $ 52,992   $ 40,904   $ 29,620   $ 25,984   $ 27,004
(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit GNMA Fund
------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------------
For a share outstanding throughout each period

                   Year
                  Ended
                10/31/99   10/31/98   10/31/97   10/31/96   10/31/95

NET ASSET VALUE
Beginning of
period        $   9.87   $   9.83   $   9.65   $   9.81   $   9.15

Investment activities
  Net investment
  income          0.61       0.64       0.67       0.67       0.70
  Net realized and
  unrealized gain
  (loss)        (0.48)      0.04       0.18      (0.16)      0.66

  Total from
  investment
  activities    0.13       0.68       0.85       0.51       1.36

Distributions
  Net investment
  income       (0.61)     (0.64)     (0.64)     (0.62)     (0.67)
  Tax return
  of capital      --         --        (0.03)     (0.05)     (0.03)

  Total
  distributions (0.61)     (0.64)     (0.67)     (0.67)     (0.70)

NET ASSET VALUE
End of period  $ 9.39   $   9.87   $   9.83   $   9.65   $   9.81
------------------------------------------------------------------
Ratios/Supplemental Data

Total return
(diamond)       1.39%      7.10%      9.17%      5.47%     15.43%

Ratio of total expenses
to average net
assets          0.60%      0.60%      0.60%      0.60%      0.60%

Ratio of net investment
income to average
net assets      6.41%      6.47%      6.91%      6.99%      7.40%

Portfolio
turnover rate  89.9%      83.8%     111.8%     136.1%     173.8%

Net assets,
end of period
(in thousands) $63,843   $ 46,571   $ 29,530   $ 24,718   $ 22,777
(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Cash Reserves Fund
------------------------------------------------------------------
                                                       October 31, 1999

Statement of Net Assets                              Par       Value
------------------------------------------------------------------
                                                          In thousands

BANK NOTES  9.4%

Comerica Bank, VR
  5.358%, 11/15/99                              $ 15,000      $ 14,995

  5.42%, 11/1/99                                    8,000        7,997

FCC National Bank
  5.05%, 12/24/99                                  28,750       28,750

  5.80%, 2/25/00                                   12,000       11,993

First Tennessee Bank, VR,
  5.368%, 11/17/99                                 20,000       19,994

First Union National Bank,
  VR, 5.498%, 11/23/99                             20,000       20,000

Kansallis-Osake-Pankki,
  6.375%, 8/15/00                                  10,000       10,034

Key Bank North America,
  VR, 5.453%, 5/26/00                              15,000       14,995

National City Bank,
  VR, 5.429%, 9/29/00                              25,000       24,982

Southtrust Bank,
  VR, 5.43%, 10/4/00                               15,000       14,990

U.S. Bank, VR,
  5.358%, 11/17/99                                 25,000       24,990

Wachovia Bank
  5.01%, 11/19/99                                  10,000       10,000

  VR, 5.371%, 11/5/99                              20,000       20,000

Westpac Banking, VR,
  5.435%, 11/4/99                                   5,000        4,997

Total Bank Notes (Cost $228,717)                              228,717

CERTIFICATES OF DEPOSIT  25.6%

ABBEY National
  (London)
  5.30%, 12/21/99                                  14,000       14,000

  5.44%, 12/31/99                                  29,000       29,001

ABN AMRO
  4.99%, 11/18/99                                  25,000       25,000

  (London), 4.95%, 11/12/99                        9,000        8,999

Banco Bilbao Vizcaya,
  5.60%, 6/12/00                                   19,900       19,895

Bank of Austria,
  5.01%, 12/22/99                                  10,000       10,000

Barclays Bank PLC
  (London)
  5.01%, 12/30/99                                  10,000        9,994

  5.26%, 12/20/99                                  25,000       25,001

Bayerische Landesbank Girozentrale
  (London) 4.96%, 11/17/99                         9,000        9,000

Canadian Imperial Bank of Commerce,
  5.27%, 3/3/00                                       500          498

Commerzbank
  5.085%, 2/16/00                               $     500   $      498

  5.90%, 8/9/00                                    10,000        9,992

Credit Agricole Indosuez
  VR
  5.39%, 11/1/99                                   20,000       19,981

  5.44%, 12/14/99                                  15,000       15,000

Credit Communal De Belgique, VR,
  5.496%, 11/29/99                                 20,000       19,992

Dresdner Bank AG, VR,
  5.379%, 11/23/99                                 20,000       19,994

First National Bank of Maryland, VR,
  5.363%, 11/18/99                                 15,000       14,997

First Union National Bank, VR,
  5.566%, 11/29/99                                  4,000        4,000

Fleet National Bank, VR,
  5.374%, 11/8/99                                  15,000       14,999

Halifax
  5.02%, 11/18/99                                  10,000       10,000

  5.14%, 12/6/99                                   44,000       44,004

Huntington National Bank,
  6.26%, 10/27/00                                  10,000        9,996

Internationale Nederlanden Bank, N.V.,
  4.975%, 11/10/99                                 22,000       21,999

Lloyds Bank,
  5.42%, 12/29/99                                  20,000       20,001

Merita Bank PLC
  6.09%, 10/10/00                                  10,000        9,996

  6.16%, 1/28/00                                   13,000       13,000

National Westminster Bank PLC,
  5.29%, 12/27/99                                   9,900        9,900

Norddeutsche Landesbank
  Girozentrale (London)
  5.29%, 12/29/99                                  25,000       25,001

Skandinaviska Enskilda Banken, VR,
  5.389%, 11/24/99                                 10,000        9,998

Societe Generale, VR,
  5.363%, 11/16/99                                 20,000       19,994

Svenska Handelsbanken
  5.28%, 3/3/00                                        500          498

  5.30%, 12/30/99                                  10,000       10,000

UBS AG
  5.29%, 5/22/00                                       500          497

  5.51%, 6/5/00                                    10,000        9,998

  6.01%, 8/14/00                                   10,000        9,996

Unibank A/S,
  5.92%, 8/7/00                                    10,000        9,997

Union Bank of California,
  5.05%, 12/13/99                                  23,700       23,700

Westdeutsche Landesbank
  Girozentrale (London)
  5.42%, 11/23/99                                  30,000       30,000

Wilmington Trust,
  6.23%, 10/23/00                              $   20,000   $   19,987

World Savings Bank,
  5.33%, 11/24/99                                  45,303       45,303

Total Certificates of Deposit (Cost $624,706)                624,706


COMMERCIAL PAPER  43.7%

Albertsons, VR, 4(2),
  5.386%, 11/16/99                                 10,000        9,997

Alliance & Leicester, 4(2),
  4.91%, 11/19/99                                   4,000        3,990

Alpine Securitization Corp., 4(2)
  5.37%, 11/10/99                                  15,942       15,920

  6.07%, 1/25/00                                    4,000        3,943

  6.10%, 1/31/00                                   25,600       25,205

American Express Credit,
  5.16%, 12/23/99                                   1,350        1,340

American Home Products, 4(2),
  5.75%, 3/31/00                                   10,000        9,759

American Petrofina Holding, 4(2),
  5.33%, 11/16/99                                  25,000       24,944

AON
  5.38%, 11/4/99                                   12,000       11,995

  5.42%, 11/1/99                                   13,012       13,012

Asset Securitization Cooperative Corp., 4(2)
  5.35%, 11/16/99                                  17,300       17,261

  VR, 5.543%, 12/20/99                             30,000       30,000

AT&T, VR, 4(2),
  6.136%, 1/13/00                                  30,000       29,992

BBL North America, 4(2),
  5.35%, 12/6/99                                   20,000       19,896

Beta Finance Inc., 4(2),
  5.78%, 3/20/00                                    5,000        4,888

Cades, 4.80%, 12/23/99                             8,800        8,739

CBA Delaware Finance,
  4.93%, 11/10/99                                   8,000        7,990

Coca Cola, 4(2),
  5.33%, 11/9/99                                   20,000       19,976

Corporate Asset Funding, VR, 4(2),
  5.421%, 11/5/99                                  20,000       20,000

Corporate Receivables Corp., VR, 4(2),
  5.426%, 11/15/99                                 30,000       30,000

Credit Suisse First Boston, 4(2)
  4.895%, 11/17/99                                 10,700       10,677

  5.407%, 11/22/99                                 21,000       21,000

Delaware Funding, 4(2)
  5.38%, 12/13/99                                   5,000        4,968

  5.88%, 1/20/00                                   16,325       16,112

Den Danske Corp.,
  5.12%, 12/23/99                                  10,000        9,926

Dexia CLF Finance, 4(2)
  5.35%, 12/15/99                                  15,000       14,902

  5.40%, 12/23/99                                   2,000        1,984

Enterprise Funding Corp., 4(2)
  5.38%, 11/22 - 12/3/99                      $   17,591   $   17,530

Falcon Asset Securitization, 4(2)
  5.38%, 11/8 - 11/12/99                          15,685       15,665

  5.40%, 11/16 - 11/22/99                         53,500       53,354

  6.15%, 1/13/00                                   15,900       15,702

FCAR Owner Trust,
  5.35%, 12/23/99                                   3,973        3,942

Finova Capital, VR,
  5.503%, 11/15/99                                10,000       10,000

Generale Funding, LLC, 4(2),
  5.145%, 12/27/99                                 10,000        9,920

Golden Funding Corp., 4(2)
  5.40%, 11/19/99 - 3/3/00                        19,500       19,448

  5.83%, 3/3/00                                    10,000        9,800

  6.04%, 3/27/00                                    5,544        5,407

Greenwich Funding Corp., 4(2),
  5.36%, 11/10/99                                  15,940       15,919

HVB Finance Delaware,
  6.20%, 1/3/00                                     3,509        3,471

Kitty Hawk Funding Corp., 4(2)
  5.77%, 3/20/00                                   10,000        9,775

  5.89%, 1/21/00                                    1,078        1,064

Knight-Ridder,
  5.82%, 2/18/00                                    9,900        9,726

LG&E Capital Corp., 4(2)
  5.75%, 2/29 - 3/30/00                            33,500       32,817

Market Street Funding, 4(2),
  5.36%, 11/17/99                                  26,400       26,337

Marsh USA, 4(2)
  5.53%, 2/25/00                                   11,800       11,590

  5.75%, 3/24/00                                   15,000       14,655

Morgan Stanley Dean Witter,
  5.93%, 2/3/00                                    20,000       19,690

Panasonic Finance, 4(2),
  5.40%, 11/4/99                                      300          300

Park Avenue Receivables Corp., 4(2)
  5.38%, 11/10 - 11/19/99                         40,600       40,510

  5.39%, 11/17/99                                   1,991        1,986

  VR
  5.458%, 11/15/99                                 20,000       20,000

  5.56%, 11/22/99                                  24,750       24,750

Petrofina (Delaware),
  5.28%, 11/29/99                                   4,649        4,630

Preferred Receivables Funding Corp., 4(2)
  5.38%, 11/5/99                                   49,815       49,785

  6.02%, 1/31/00                                   10,000        9,848

Principal Financial Services, 4(2),
  5.33%, 11/30/99                              $    7,705   $    7,672

Repeat Offering Securitisation Entity
  6.10%, 1/21/00                                    3,551        3,502

  6.11%, 1/21/00                                   16,884       16,652

  6.14%, 1/24/00                                   19,750       19,467

  4(2), 5.40%, 11/29/99                             3,000        2,988

Safeco Credit
  5.40%, 11/17/99                                   8,600        8,580

  5.43%, 12/13/99                                   8,000        7,949

  5.85%, 3/21/00                                   15,000       14,656

Sand Dollar Funding, 4(2)
  5.35%, 11/22/99                                   4,845        4,830

  5.37%, 12/1/99                                   24,500       24,390

Santander Finance (Delaware)
  5.38%, 11/1/99                                   16,708       16,708

  5.40%, 11/1/99                                    1,880        1,880

Societe Generale, North America,
  4.94%, 11/23/99                                   9,000        8,973

UBS Finance (Delaware),
  4.89%, 12/13/99                                  29,500       29,332

Unifunding, 5.75%, 3/17/00                        10,000        9,781

Wal-Mart Stores, 4(2),
  5.28%, 12/2/99                                      500          498

Westpac Capital Corp.,
  5.12%, 12/22/99                                  14,800       14,693

Wisconsin Electric Power,
  5.32%, 11/2/99                                    1,700        1,700

Yale University,
  5.35%, 11/2/99                                   25,350       25,346

Total Commercial Paper (Cost $1,065,634)                   1,065,634


MEDIUM-TERM NOTES  18.0%

Abbey National Treasury Services,
  5.92%, 8/7/00                                    20,000       19,994

Associates Manufactured
  Housing Pass-Through Trust
  VR, (144a), 5.636%, 11/15/99                    14,759       14,759

Bear Stearns Companies, VR,
  5.519%, 11/10/99                                 10,000       10,003

Beta Finance, Inc.
  6.15%, 10/6/00                                   20,000       20,000

  VR, (144a), 5.398%, 11/17/99                    10,000       10,000

Caterpillar Financial Services
  8.85%, 8/23/00                                    1,150        1,176

  VR, 5.481%, 11/22/99                              7,000        7,000

Chase Manhattan Corp.,
  7.75%, 11/1/99                                    3,380        3,380

Chrysler Financial,
  6.625%, 6/26/00                              $    5,000   $    5,022

Ciesco, VR, (144a)
  5.388%, 11/16/99                                 30,000       29,992

  5.428%, 11/17/99                                 15,000       14,996

Citicorp, VR,
  5.435%, 8/10/00                                   5,000        4,999

Colgate Palmolive, VR,
  5.27%, 11/8/99                                   10,000        9,992

Countrywide Home Loans
  8.43%, 11/16/99                                   2,500        2,503

  VR, 5.559%, 12/30/99                             10,000       10,000

DaimlerChrysler North America, VR,
  5.31%, 11/1/99                                   20,000       19,991

Dean Witter Discover, VR,
  5.878%, 12/1/99                                   3,000        3,003

Electronic Data Systems,
  6.85%, 5/15/00                                    4,000        4,016

First Chicago NBD Corp., VR,
  5.60%, 11/10/99                                  13,000       13,007

First Security Auto Owner Trust,
  5.015%, 11/14/99                                  1,031        1,031

Ford Capital BV,
  10.125%, 11/15/00                                 5,900        6,119

Ford Motor Credit, VR
  5.435%, 11/18/99                                 10,000        9,992

  5.499%, 10/2/00                                  10,000        9,991

General Electric Capital, VR,
  5.503%, 12/1/99                                  10,000        9,996

General Motors Acceptance, VR,
  6.158%, 1/20/00                                  16,360       16,355

Goldman Sachs Group, VR
  5.407%, 11/8/99                                  10,000       10,000

  5.409%, 11/9 - 11/12/99                         15,000       15,000

GTE, 5.546%, 12/13/99                              10,000        9,996

Heller Financial
  6.42%, 8/25/00                                    3,400        3,405

  6.435%, 8/8/00                                    1,900        1,903

  VR
  5.663%, 12/20/99                                  7,000        7,000

  5.837%, 1/3/00                                   10,000       10,010

  6.466%, 1/13/00                                   4,000        4,002

IBM, VR, 6.104%, 1/28/00                          10,000        9,993

IBM Credit, VR, 5.313%, 11/2/99                    5,000        5,000

John Deere Owner Trust,
  4.999%, 6/19/00                                   5,689        5,689

LINCS, Series 1992-2, VR, (144a),
  5.426%, 11/18/99                                 30,000       30,000

National Rural Utilities Finance., VR,
  5.40%, 11/2/99                                   10,000       10,000

Nynex Capital Funding,
  9.42%, 6/1/00                                     1,000        1,022

Paccar Financial,
  5.65%, 8/15/00                               $    5,000   $    4,991

Prudential Funding,
  6.84%, 12/30/99                                   9,800        9,824

Rabobank, Optional Redemption Trust, VR,
  5.408%, 11/17/99                                  3,830        3,830

Strategic Money Market Trust, 1999-B, VR,
  5.57%, 12/15/99                                  20,000       20,000

Wells Fargo & Company,
  5.225%, 4/10/00                                  20,000       19,997

Total Medium-Term Notes (Cost $438,979)                      438,979


FUNDING AGREEMENTS  2.5%

Allstate Life Insurance, VR,
  5.531%, 11/1/99!                                 10,000       10,000

Peoples Benefit Life Insurance, VR
  5.54%, 11/1/99!                                  20,000       20,000

  5.55%, 11/1/99!                                  10,000       10,000

Protective Life Insurance, VR,
  5.703%, 12/1/99!                                 12,000       12,000

Security Life of Denver,
  5.52%, 11/1/99!                                  10,000       10,000

Total Funding Agreements (Cost $62,000)                       62,000


Total Investments in Securities

99.2% of Net Assets (Cost $2,420,036)                     $2,420,036

Other Assets Less Liabilities                                  20,565

NET ASSETS                                                   $2,440,601
                                                              ----------

Net Assets Consist of:

Accumulated net realized gain/loss
- net of distributions                                      $       36

Paid-in-capital applicable to 2,440,564,737
shares of $0.0001 par value capital stock
outstanding; 4,000,000,000 shares of the
Corporation authorized                                       2,440,565

NET ASSETS                                                   $2,440,601
                                                              ----------

NET ASSET VALUE PER SHARE                                   $     1.00
                                                              ----------

!    Private Placement
VR   Variable Rate
4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 4.09% of net assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Limited-Term Bond Fund
------------------------------------------------------------------
                                                       October 31, 1999

Statement of Net Assets                        Par/Shares       Value
------------------------------------------------------------------
                                                            In thousands

CORPORATE BONDS AND NOTES  47.2%

Banking and Finance  9.5%

ABN AMRO Bank (Chicago), N.V.,
  Gtd. Sub. Notes
  7.25%, 5/31/05                                $      250   $      249

Banco Generale, Sr. Sub. Notes, (144a),
  7.70%, 8/1/02                                        300          293

Countrywide Home Loans, Sr. Sub Notes,
  6.85%, 6/15/04                                       500          492

General Electric Capital, MTN,
  6.15%, 11/5/01                                       350          348

HSBC Finance Nederland, Sub. Gtd. Notes,
  (144a), 7.40%, 4/15/03                              270          272

Kansallis-Osake-Pankki (New York),
  Sub. Notes, 10.00%, 5/1/02                          375          401

Marsh and McLennan, Sr. Notes,
  6.625%, 6/15/04                                      500          493

MBNA, Sub. Notes,
  7.25%, 9/15/02                                       200          199

Mercantile Safe Deposit & Trust,
  6.53%, 7/3/00                                        300          300

Merrill Lynch,
  6.81%, 6/13/02                                       500          501

Morgan Guaranty Trust, Sub. Notes,
  7.375%, 2/1/02                                       250          253

Paine Webber Group,
  7.875%, 2/15/03                                      500          508

Salomon Smith Barney,
  7.30%, 5/15/02                                       300          303

Union Planters, Sub. Notes,
  6.25%, 11/1/03                                       225          217

Westamerica Bank, Sub. Notes,
  6.99%, 9/30/03                                       250          241

                                                                   5,070


Building and Real Estate  1.1%

Rouse, 8.00%, 4/30/09                                 600          565

                                                                      565


Consumer Products and Services  13.0%

Amvescap, Sr. Notes, (144a),
  6.375%, 5/15/03                                      400          387

Beckman Instruments, Sr. Notes,
  7.10%, 3/4/03                                        500          481

Coca-Cola Femsa,
  8.95%, 11/1/06                                       275          267

Disney, 5.25%, 11/10/03                               500          474

Federated Department Stores, Sr. Notes,
  8.125%, 10/15/02                                     500          514

Grand Metropolitan Investment,
  Zero Coupon, 1/6/04                                 750          564

Hospital Corporation of America,
  Zero Coupon, 6/1/01                                 500          437

Johnson & Johnson,
  6.625%, 9/1/09                                       425          420

Nabisco, 6.125%, 2/1/33                               300          289

PepsiCo, MTN, 5.75%, 1/2/03                           250          244

Philip Morris, 7.25%, 9/15/01                        325          323

Rite Aid, (144a), 6.00%, 10/1/03                     500          372

Seagram, 6.40%, 12/15/03                              500          485

Sony, 6.125%, 3/4/03                                  375          368

Viacom, 6.75%, 1/15/03                                250          247

Wal-Mart Stores, 6.55%, 8/10/04                      750          749

Watson Pharmaceuticals,
  7.125%, 5/15/08                              $      275   $      259

                                                                   6,880
Energy  0.8%

PDV America, Sr. Notes,
  7.875%, 8/1/03                                       225          208

YPF Sociedad Anonima,
  7.25%, 3/15/03                                       225          219

                                                                      427
Industrials  9.0%

AlliedSignal, 5.75%, 3/15/01                         350          346

Caterpillar Financial Services,
  6.875%, 8/1/04                                       500          500

Delphi Auto Systems,
  6.125%, 5/1/04                                       500          478

Eaton Offshore, Gtd. Notes,
  9.00%, 2/15/01                                       400          413

Hertz, 7.00%, 7/1/04                                  450          447

Lockheed Martin, 6.75%, 3/15/03                      475          464

Parker Hannifin, MTN 5.65%, 9/15/03                  500          482

Raytheon, 5.70%, 11/1/03                              500          472

Toyota Motor Credit, 5.625%, 11/13/03                500          479

USA Waste Services, Sr. Notes,
  6.50%, 12/15/02                                      375          341

Waste Management, 6.625%, 7/15/02                    350          324

                                                                   4,746

Media and Communications  3.9%

360 Communications, Sr. Notes,
  7.125%, 3/1/03                                       500          503

Comcast Cable Communications,
  6.20%, 11/15/08                                      400          370

Sprint Capital, 5.70%, 11/15/03                      375          360

US West Capital Funding, (144a),
  6.875%, 8/15/01                                      500          500

Worldcom, Sr. Notes, 6.25%, 8/15/03                  325          318

                                                                   2,051


Transportation  2.4%

Delta Air Lines, ETC,
  9.60%, 5/26 - 6/1/00                                197          201

ERAC USA Finance, (144a)
  6.375%, 5/15/03                                      375          362

Norfolk Southern,
  6.95%, 5/1/02                                        500          500

Northwest Airlines,
  8.375%, 3/15/04                                      250          238

                                                                   1,301
Utilities  7.5%

CE Electric UK Funding,
  Sr. Notes, (144a),
  6.853%, 12/30/04                                     400          388

Cleveland Electric, 7.19%, 7/1/00                    250          250

Entergy Mississippi, 6.45%, 4/1/08                   375          358

National Rural Utilities,
  Cooperative Finance,
  5.00%, 10/1/02                                       500          479

Niagara Mohawk Power
  Sr. Disc. Notes, 7.375%, 7/1/03                    265          265

  Sr. Notes, 7.25%, 10/1/02                           284          284

Pacific Gas & Electric,
  1st Mtg. Bonds,
  8.75%, 1/1/01                                 $      250   $      256

Public Service Electric & Gas,
  Mtg. Bonds,
  8.875%, 6/1/03                                       325          333

Texas NM Power
  1st Mtg. Notes, 9.25%, 9/15/00                     200          204

  Secured Deb., 10.75%, 9/15/03                      225          229

United Illuminating,
  6.25%, 12/15/02                                      190          185

Utilicorp United, Sr. Notes,
  7.00%, 7/15/04                                       500          488

Williams Companies,
  6.125%, 2/15/12                                      275          269

                                                                   3,988

Total Corporate Bonds and Notes (Cost $25,838)                25,028


U.S. GOVERNMENT OBLIGATIONS/
AGENCIES  18.5%

U.S. Government Agency Obligations  8.3%

Federal Home Loan Banks,
  5.125%, 9/15/03                                   3,000        2,870

Federal National Mortgage Assn.
  4.625%, 10/15/01                                     550          536

  6.375%, 6/15/09                                      292          285

  7.65%, 10/6/06                                       500          500

U.S. Department of Housing and
  Urban Development, 6.49%, 8/1/07                   240          236

                                                                   4,427

U.S. Treasury Obligations  10.2%

U.S. Treasury Inflation-Indexed Notes,
  3.625%, 7/15/02                                      522          520

U.S. Treasury Notes
  4.25%, 11/15/03                                   2,495        2,343

  6.125%, 8/15/07                                      600          598

  6.375%, 8/15/02                                   1,250        1,262

  6.50%, 10/15/06                                      650          662

                                                                   5,385

Total U.S. Government Obligations/Agencies
(Cost $10,090)                                                    9,812


U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  14.4%

U.S. Government Agency Obligations  11.9%

Federal Home Loan Mortgage
  6.00%, 2/15/08 - 5/15/16                         1,500        1,488

  6.40%, 1/15/08                                       500          495

  10.75%, 12/1/09                                       79           85

  7 year balloon, 6.50%, 12/1/99              $       97   $       97

  CMO, 6.92%, 1/25/12                                   68           68

  REMIC
  6.00%, 8/15/06 - 1/15/08                         1,144        1,127

  6.50%, 4/15/21                                       500          491

Federal National Mortgage Assn.
  6.00%, 6/1/13 - 1/1/14                            1,379        1,326

  7.00%, 4/1/09                                        227          228

  9.00%, 5/1/05                                        148          152

  REMIC
  7.50%, 8/25/05                                        12           12

  9.00%, 1/25/08                                       682          714

                                                                   6,283

U.S. Government Guaranteed Obligations  2.5%

Government National Mortgage Assn.
 I
  8.00%, 5/15/07                                       752          772

  10.00%, 11/15/09 - 10/15/21                         293          320

 II, 10.00%, 10/20/20                                  74           81

 Midget, I
  9.00%, 4/15 - 12/15/01                               22           23

  10.00%, 1/15/00 - 4/15/01                            91           91

  10.50%, 1/15/00 - 2/15/01                            46           46

                                                                   1,333


Total U.S. Government Mortgage-Backed
Securities (Cost $7,782)                                         7,616


ASSET-BACKED SECURITIES  11.7%

Banc One Auto Grantor Trust,
  6.27%, 11/20/03                                       84           85

BMW Vehicle Owner Trust,
  6.54%, 4/25/04                                       500          499

California Infrastructure & Economic
  6.25%, 6/25/04                                       175          174

  6.38%, 9/25/08                                       600          587

  6.42%, 9/25/08                                       450          442

Comed Transitional Funding Trust,
  5.44%, 3/25/07                                       650          613

Fingerhut Master Trust,
  6.07%, 2/15/05                                       375          374

First Security Auto Owner Trust,
  6.20%, 10/15/06                                      500          494

First USA Secured Notes Trust,
  6.50%, 1/18/06                                       500          489

Harley Davidson Eaglemark
  5.94%, 2/15/04                                $      125   $      124

  (144a), 6.35%, 10/15/02                              52           52

MMCA Auto Owner Trust,
  6.80%, 8/15/03                                       500          501

Neiman Marcus Credit Master Trust,
  7.60%, 6/15/03                                       500          504

Onyx Acceptance Owner Trust,
  5.83%, 3/15/04                                       500          492

Peco Energy Transport Trust,
  5.63%, 3/1/05                                        300          292

Residential Accredit Loans,
  7.25%, 11/25/27                                      490          480

Total Asset-Backed Securities (Cost $6,337)                    6,202


NON-U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES  3.2%

GMAC Commercial Mortgage Security Trust,
  6.15%, 5/15/35                                       468          451

LB Commercial Conduit Mortgage Trust,
  6.41%, 8/15/07                                       592          574

Prudential Securities,
  6.074%, 1/15/08                                      725          696

Total Non-U.S. Government Mortgage-Backed
Securities (Cost $1,778)                                         1,721


MUNICIPAL BONDS  0.2%

Taxable Municipal  0.2%

University of Miami, GO,
  6.90%, 4/1/04                                         85           85

Total Municipal Bonds (Cost $85)                                    85

COMMON STOCKS  0.0%

Consumer Products and Services  0.0%

Capital Gaming International (16 shares)                            0

Total Common Stocks (Cost $0)                                        0


MONEY MARKET FUNDS  5.1%

Reserve Investment Fund, 5.51% #                   2,685        2,685

Total Money Market Funds (Cost $2,685)                          2,685


Total Investments in Securities

100.3% of Net Assets (Cost $54,595)                        $   53,149

Other Assets Less Liabilities                                   (157)

NET ASSETS                                                   $   52,992
                                                              ----------

Accumulated net investment income
- net of distributions                                     $     (193)

Accumulated net realized gain/loss
- net of distributions                                         (1,505)

Net unrealized gain (loss)                                     (1,446)

Paid-in-capital applicable to 11,839,296
shares of $0.0001 par value capital stock
outstanding; 4,000,000,000 shares of the
Corporation authorized                                          56,136

NET ASSETS                                                   $   52,992
                                                              ----------

NET ASSET VALUE PER SHARE                                   $     4.48
                                                              ----------

    #  Seven-day yield
  CMO  Collateralized Mortgage Obligation
  ETC  Equipment Trust Certificate
   GO  General Obligation
  MTN  Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit

 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 4.96% of net assets.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit GNMA Fund
------------------------------------------------------------------
                                                       October 31, 1999

                                                Par/Shares        Value
------------------------------------------------------------------
                                                            In thousands

Portfolio of Investments

U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES  96.0%

U.S. Government Guaranteed Obligations  92.4%
Government National Mortgage Assn.
 I
  6.00%, 4/15/28 - 5/15/29                    $    4,234   $    3,930

  6.50%, 1/15/24 - 8/15/29                        10,390        9,947

  7.00%, 4/15/24 - 10/15/29                       12,916       12,681

  7.50%, 6/15/23 - 7/15/29                        11,268       11,318

  8.00%, 4/15/17 - 3/15/29                         5,644        5,784

  8.50%, 6/15/16 - 3/15/27                         1,386        1,447

  9.00%, 8/15/08 - 8/15/21                            697          738

  9.50%, 6/15/09 - 7/15/20                            238          256

  10.00%, 12/15/17 - 3/15/26                       1,213        1,326

  10.50%, 7/15/15 - 11/15/19                          474          526

  11.00%, 12/15/09 - 12/15/15                          68           75

  11.50%, 7/15 - 12/15/15                              19           21

 II
  6.50%, 11/20/28                                      936          895

  8.00%, 5/20 - 6/20/29                             1,214        1,243

  8.50%, 6/20/29                                       419          437

  9.00%, 5/20/22 - 3/20/25                            168          177

  9.50%, 2/20/17 - 12/20/20                           110          118

  10.00%, 1/20/14 - 3/20/21                           106          116

  11.00%, 9/20/17                                       14           16

 Construction Loan, I
  6.67%, 2/15/01                                       612          568

  6.75%, 7/15/00 - 5/1/29                           1,136        1,058

  7.00%, 4/15/00                                       931          890

 GPM, I
  9.25%, 7/15/16 - 7/15/17                              9            9

  9.50%, 7/15/09                                        32           34

  10.00%, 8/15/13                                        2            2

 Project Loan, I
  6.50%, 3/15/34                                       344          316

  6.70%, 4/15/34                                       467          439

  7.05%, 11/15/38                                      499          479

  7.37%, 8/15/33                                       397          391

  8.00%, 11/15/17                                      386          398

  REMIC, 7.00%, 5/16/24                       $    3,000   $    2,933

  Principal Only, I,
  Zero Coupon, 3/16/28                                451          313

 TBA, I
  6.67%, 6/15/38                                        58           54

  7.00%, 12/15/99                                       52           52

                                                                  58,984

U.S. Government Agency Obligations  3.6%
Federal Home Loan Mortgage

 REMIC
  5.85%, 11/15/17                                       52           52

  6.50%, 8/15/25                                    1,500        1,422

Federal National Mortgage Assn.
  6.50%, 1/1/26                                        297          285

  CMO, Interest Only, 8.50%, 4/1/22 **               284           52

  REMIC, 5.00%, 8/25/22                                16           15

  Principal Only, Zero Coupon, 10/25/21              515          481

                                                                   2,307

Total U.S. Government Mortgage-Backed
Securities (Cost $62,741)                                       61,291


U.S. GOVERNMENT OBLIGATIONS  0.5%

U.S. Treasury Obligations  0.5%

U.S. Treasury Bond Strip,
  Zero Coupon, 2/15/16                              1,000          345

Total U.S. Government Obligations (Cost $383)                    345


ASSET-BACKED SECURITIES  2.9%

Whole Loans-Backed  2.9%

GE Capital Mortgage Services,
  6.75%, 8/25/28                                    1,977        1,827

Prudential Home Mortgage Securities,
  6.00%, 10/25/07                                        5            5

Total Asset-Backed Securities (Cost $1,979)                    1,832


MONEY MARKET FUNDS  3.0%

Reserve Investment Fund, 5.51% #                   1,934        1,934

Total Money Market Funds (Cost $1,934)                          1,934

Total Investments in Securities

102.4% of Net Assets (Cost $67,037)                        $   65,402

Other Assets Less Liabilities                                 (1,559)

NET ASSETS                                                   $   63,843
                                                              ----------

   **   For Interest Only securities, par amount represents notional principal, on which the fund receives interest
    #   Seven-day yield
  CMO   Collateralized Mortgage Obligation
  GPM   Graduated Payment Mortgage
REMIC   Real Estate Mortgage Investment Conduit
  TBA   To be announced security was purchased on a forward commitment basis.
The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit GNMA Fund
------------------------------------------------------------------
                                                       October 31, 1999

Statement of Assets and Liabilities
------------------------------------------------------------------
In thousands

     Assets

     Investments in securities,
     at value (cost $67,037)                                $   65,402

     Receivable for investment
     securities sold                                             4,939

     Other assets                                                   703

     Total assets                                                71,044

     Liabilities

     Payable for investment securities purchased               6,972

     Other liabilities                                              229

     Total liabilities                                            7,201

     NET ASSETS                                              $   63,843
                                                              ----------

     Net Assets Consist of:

     Accumulated net investment income
     - net of distributions                                $     (244)

     Accumulated net realized gain/loss
     - net of distributions                                      (504)

     Net unrealized gain (loss)                                (1,635)

     Paid-in-capital applicable to 6,801,927
     shares of $0.0001 par value capital stock
     outstanding; 4,000,000,000 shares of the
     Corporation authorized                                     66,226

     NET ASSETS                                             $   63,843
                                                             ----------

     NET ASSET VALUE PER SHARE                              $     9.39
                                                             ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Income Funds
------------------------------------------------------------------
Statement of Operations
------------------------------------------------------------------
In thousands             Cash Reserves   Limited-Term         GNMA
                               Fund        Bond Fund            Fund

                               Year            Year             Year
                               Ended          Ended            Ended
                             10/31/99       10/31/99         10/31/99

  Investment Income

  Income

  Interest income          $ 113,702      $   3,205        $   4,000

  Expenses

  Investment management and
  administrative               9,756            284               342

  Net investment income     103,946          2,921             3,658

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)
  on securities                  (4)          (144)               (56)

  Change in net unrealized
  gain or loss on securities     --         (2,174)           (2,837)

  Net realized and unrealized
  gain (loss)                     (4)        (2,318)           (2,893)

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS      $ 103,942      $     603      $     765
                               ---------      ---------      ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Cash Reserves Fund
------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------------
In thousands

                                           Year
                                           Ended
                                          10/31/99            10/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                 $ 103,946           $  79,152
  Net realized gain (loss)                     (4)                 27

  Increase (decrease) in net
  assets from operations                  103,942              79,179

Distributions to shareholders
  Net investment income                 (103,946)            (79,152)

Capital share transactions *
  Shares sold                            3,301,638           2,913,215
  Distributions reinvested                 99,573              75,564
  Shares redeemed                     (2,845,153)         (2,407,379)

  Increase (decrease) in net
  assets from capital
  share transactions                      556,058             581,400

Net Assets

Increase (decrease) during period        556,054             581,427
Beginning of period                     1,884,547           1,303,120

End of period                          $2,440,601          $1,884,547
                                         ----------          ----------

*Share information
  Shares sold                            3,301,638           2,913,215
  Distributions reinvested                 99,573              75,564
  Shares redeemed                     (2,845,153)         (2,407,379)

  Increase (decrease) in
  shares outstanding                      556,058             581,400

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Limited-Term Bond Fund
------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------------
In thousands

                                           Year
                                          Ended
                                         10/31/99            10/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                 $   2,921           $   2,064
  Net realized gain (loss)                   (144)                159
  Change in net unrealized
  gain or loss                              (2,174)                485

  Increase (decrease) in net
  assets from operations                       603               2,708

Distributions to shareholders
  Net investment income                   (2,921)             (2,064)

Capital share transactions *
  Shares sold                               28,634              20,167
  Distributions reinvested                  2,063               1,635
  Shares redeemed                         (16,291)            (11,162)

  Increase (decrease) in net
  assets from capital
  share transactions                        14,406              10,640

Net Assets

Increase (decrease) during period         12,088              11,284
Beginning of period                         40,904              29,620

End of period                            $  52,992           $  40,904
                                          ---------           ---------

*Share information
  Shares sold                                6,229               4,358
  Distributions reinvested                    453                 353
  Shares redeemed                          (3,572)             (2,411)

  Increase (decrease) in
  shares outstanding                         3,110               2,300

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit GNMA Fund
------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------------
In thousands


                                             Year
                                            Ended
                                           10/31/99            10/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                 $   3,658           $   2,499
  Net realized gain (loss)                    (56)               (115)
  Change in net unrealized
  gain or loss                              (2,837)                200

  Increase (decrease) in net
  assets from operations                       765               2,584

Distributions to shareholders
  Net investment income                   (3,658)             (2,499)

Capital share transactions *
  Shares sold                               35,537              28,082

  Distributions reinvested                  2,630               1,904
  Shares redeemed                         (18,002)            (13,030)

  Increase (decrease) in net
  assets from capital
  share transactions                       20,165              16,956

Net Assets

Increase (decrease) during period         17,272              17,041
Beginning of period                         46,571              29,530

End of period                            $  63,843           $  46,571
                                          ---------           ---------

*Share information
  Shares sold                                 3,684               2,838
  Distributions reinvested                     274                 193
  Shares redeemed                          (1,874)             (1,317)

  Increase (decrease) in
  shares outstanding                         2,084               1,714

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Income Funds
------------------------------------------------------------------
                                                       October 31, 1999

Notes to Financial Statements
------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Summit Income Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Summit Cash Reserves Fund (the Cash Reserves Fund), the Summit Limited-Term Bond Fund (the Limited-Term Bond
Fund), and the Summit GNMA Fund (the GNMA Fund), diversified, open-end management investment companies, are the three portfolios established by the corporation and commenced operations on October 29, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Cash Reserves Fund, investments in securities with original maturities
of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities held by the Cash Reserves Fund are valued at amortized cost.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, for the year ended October 31, 1999, were as follows:

------------------------------------------------------------------
                                           Limited-Term       GNMA Fund
                                            Bond Fund

     U.S. government securities

       Purchases                           $15,852,000    $71,446,000

       Sales                                  9,663,000     51,826,000

     Other securities

       Purchases                            18,300,000              -

       Sales                                 10,798,000         84,000


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Cash Reserves Fund had capital loss carryforwards for federal income tax purposes of $4,000, all of which expires in 2007. The Limited-Term Bond Fund had capital loss carryforwards for federal income tax purposes of $1,484,000, of which $808,000 expires in 2002, $354,000 in 2003, and
$322,000 thereafter through 2007. The GNMA Fund had capital loss carryforwards for federal income tax purposes of $405,000, of which $131,000 expires in 2003, $142,000 in 2004, and $132,000 in 2005. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

    At October 31, 1999, the costs of investments for the Cash Reserves, Limited-Term Bond, and GNMA Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $2,420,036,000, $54,595,000, and $67,037,000, respectively. For the Cash Reserves Fund, amortized cost is equivalent to value; and for the Limited-Term Bond and GNMA Funds, net unrealized gain (loss) on investments was as follows:
------------------------------------------------------------------
                                           Limited-Term       GNMA Fund
                                            Bond Fund

     Appreciated investments                 $34,000        $161,000
     Depreciated investments              (1,480,000)    (1,796,000)

     Net unrealized gain (loss)          $(1,446,000)   $(1,635,000)

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $1,076,000, $18,000, and $53,000 were payable at October 31, 1999 by the Cash Reserves, Limited-Term Bond, and GNMA Funds, respectively. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Cash Reserves Fund, 0.55% of average daily net assets for the Limited-Term Bond Fund, and 0.60% of average daily net assets for the GNMA Fund. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by each fund.

     Additionally, the Cash Reserves Fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. At October 31, 1999, no Spectrum Funds held outstanding shares of the Cash Reserves Fund. For the year then ended, the Cash Reserves Fund was allocated $13,000 of Spectrum expenses.

     The Limited-Term Bond and GNMA Funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Limited-Term Bond and the GNMA Funds for the year ended October 31, 1999, totaled $162,000 and $148,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Summit Income Funds
------------------------------------------------------------------
Report of Independent Accountants
------------------------------------------------------------------
To the Board of Directors of T. Rowe Price Summit Funds, Inc.
and Shareholders of Summit Cash Reserves Fund,
Summit Limited-Term Bond Fund and Summit GNMA Fund

    In our opinion, the accompanying statements of net assets (Summit Cash Reserves Fund and Summit Limited-Term Bond Fund) and the statement of assets and liabilities, including the portfolio of investments (Summit GNMA Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Summit Cash Reserves Fund, Summit Limited-Term Bond Fund and Summit GNMA Fund (comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the "Funds") at October 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     November 17, 1999


T. Rowe Price Shareholder Services
------------------------------------------------------------------
     Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal  Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

    T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing,

Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning
Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
**   Based on a September 1999 survey for representative-assisted stock trades.
Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
------------------------------------------------------------------
STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value


International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income

International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond


International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
!    Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors,
T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By  touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.
                                                      C10-050  10/31/99

Semiannual Report

Summit Income Funds

April 30, 2000

T. Rowe Price

Report Highlights

Summit Income Funds

o Rising interest rates challenged bonds, though money market issues and long-term Treasuries performed well.

o Low expenses, as well as sector and maturity strategy, helped the Summit Cash Reserves Fund increase its dividend.

o Reduced interest rate risk helped the Summit Limited-Term Bond Fund post a positive return that exceeded its benchmark.

o A focus on liquidity and yield, as well as low expenses, helped the Summit GNMA Fund post returns ahead of its Lipper group.

o In coming months, we will take a cautious view toward both interest rates and credit quality.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Sharply rising interest rates and volatility in the equity markets heavily influenced bond behavior during the six months ended April 30, 2000. Although long-term Treasury bonds did better than expected, most fixed-income issues struggled, leaving money market securities as the most stable performers. The Summit Income Funds weathered the challenges relatively well, with the Summit Cash Reserves Fund posting the best results.

   MARKET ENVIRONMENT

   The past six months have been a roller-coaster ride in the U.S. financial markets. After a period of broad optimism, in the past three months investors became concerned about economic overheating and began to seek out safer investment options. Their concern was fueled by recent economic data. First-quarter GDP growth, for example, steamed ahead at a 5.4% rate; at the same time, consumer demand rose 7%, and business fixed investment rose 17%. Signs of rising inflation began to creep into labor costs and basic goods. The Fed clearly indicated that it viewed economic growth as unsustainable and inflationary. Since beginning its tightening program a year ago, the Fed has pushed the federal funds rate up 125 basis points to 6% on April 30 (100 basis points equal one percent). At the time of this writing, the Fed raised this benchmark an additional 50 basis points.

Line Chart: Interest Rate Levels

          Current               5-Year                   90-Day
        Coupon GNMA          Treasury Note           Treasury Bill

4/30/99     6.68                  5.15                    4.51
             7.05                  5.51                    4.65
             7.27                  5.76                    4.77

7/99         7.61                  5.75                    4.71
             7.77                  5.71                    4.97
             7.48                  5.81                    4.88

10/99       7.51                  6.09                    5.13
             7.64                  6.03                    5.28
             7.83                  6.33                    5.33

1/00        8.14                  6.63                    5.59
             8.01                  6.59                    5.81
             7.77                  6.42                    5.88

4/30/00     8                     6.42                    5.78


   For the most part, the bond market weakened in response to the Fed's tightening program. As indicated in the chart, over the past year yields on both the five-year Treasury note and 90-day Treasury bill soared by more than a point and a quarter. GNMA yields rose even more, by 132 basis points. Bond prices declined commensurately, but there was an anomaly in the Treasury market. After the beginning of 2000, prices of long-term Treasuries, which are normally very sensitive to rate increases, actually rose.

   The long-term Treasury rally was due partly to investor confidence in the ability of the Fed to tame inflation, but also to supply-and-demand dynamics. Flush with higher-than-expected tax receipts, the Treasury has issued fewer long-term bonds and announced its intention to buy back roughly $30 billion in longer-dated Treasuries early in 2000. This decline in supply inspired some panic buying, as institutions that invest in Treasuries rushed to stock up before the shortage became critical. It also coincided with a sharp pullback in the equity markets, which drove many stock investors to seek comfort in long-term Treasuries. Ultimately, long-term Treasury rates fell even as shorter-term rates rose, and the yield curve inverted.

   Investment-grade corporate bonds produced modestly positive total returns for the six-month period. Lower-quality bonds struggled, however, as rates rose and stocks fell. Mortgage rates rose notably for the period as a whole, but eased off after reaching two-year highs in February. One benefit of the higher yields on corporate and mortgage-backed bonds is that they now offer a significant advantage over similar-maturity Treasuries. Outside of the Treasury and municipal bond markets, mortgages outperformed all other fixed-income sectors.


Summit Cash Reserves Fund

Performance Comparison
------------------------------------------------------------------
Periods Ended 4/30/00               6 Months         12 Months

Cash Reserves Fund                     2.79%             5.26%

Lipper Money Market
Funds Average                           2.54              4.82

   In an environment where any fixed-income investment was fortunate to post positive returns, money market results looked especially attractive. Your fund finished the six months with a 2.79% gain, contributing to a 5.26% advance for the year; both were well ahead of the Lipper Money Market Funds Average. These results benefited greatly from an increase in dividends per share, which rose $0.004 from the previous six-month period. Low fund expenses also contributed to a superior dividend and strong competitive yields.

   The fund's weighted average maturity fluctuated considerably during the past six months in response to conflicting pressures. In October 1999, it stood at a fairly conservative 62 days as the Fed began to tighten monetary policy. Our strategy shifted at year-end, however. The approach of Y2K brought about a brief but sharp reduction in supply and a resulting dip in short-term interest rates. To avoid excessive reinvestment at these lower rates, we lengthened average maturity to 70 days by December 31. We subsequently have brought maturity down, to 46 days by the end of April, mostly by reinvesting proceeds from maturing securities into shorter investments. This maturity level requires us to reinvest frequently, which can help yield when interest rates are rising. The fund continued to maintain a modest "barbell" in its maturity structure, dividing its investments between attractively yielding one-year instruments and one-month instruments whose yields are lower but rising rapidly.

   The portfolio's sector makeup changed somewhat. Our stake in Yankee CDs--certificates denominated in U.S. dollars but sold by foreign banks--increased from 8% to 22% of assets. Some aggressive foreign banks were offering Yankees at attractive rates compared with domestic CDs, and we took advantage of the opportunity.

   On the other hand, holdings in asset-backed securities declined. We consciously raised our exposure to this sector to 26% by late last year because we thought it would act as a hedge against any Y2K-related concerns. As we entered the new millennium uneventfully, we trimmed this sector to 21% to help improve overall diversification. Our stake in floating-rate notes also declined in the new year after reaching a high level late last year when a flood of supply made floater yields very attractive. Indeed, we more than doubled our position to 32% in October 1999. More recently, floating-rate note issuance has subsided, minimizing the yield advantage. Thus, as our positions have matured, we have reinvested in other areas, bringing exposure down to 22% by the end of April.


SUMMIT LIMITED-TERM BOND FUND

   The Fed's aggressive rate hikes had a harsh effect on shorter-term securities, making it difficult for your fund to make much headway. Nonetheless, it posted a positive return of 1.44% for the six months and stayed ahead of its Lipper group average. Twelve-month results of 1.87% also outdistanced the Lipper benchmark. Dividends per share did not rise but, due to the fund's relatively modest expenses, remained comparatively high within its peer group. Income helped compensate for a modest decline in share price from $4.48 to $4.41 during the six-month period.


Performance Comparison
------------------------------------------------------------------
Periods Ended 4/30/00               6 Months         12 Months
------------------------------------------------------------------
Limited-Term Bond Fund                 1.44%             1.87%

Lipper Short Intermediate
Investment-Grade
Debt Funds Average                     1.29              1.68

   To defend against rising rates, we took steps to reduce the fund's interest rate exposure. We shortened weighted average maturity from 3.7 years to 3.4 years, and effective duration (a measure of sensitivity to movements in interest rates) fell correspondingly from
3.0 to 2.7 years. This effort provided increased protection against principal loss.

   Corporate bonds became a less attractive investment for us after October. Generally speaking, we believe that cost pressures may begin to threaten corporate balance sheets because rapid economic growth in the absence of inflation has resulted in higher production costs without the flexibility to pass those costs through to consumers. We have already seen corporate profit margins come under pressure, increasing the likelihood that credit quality will erode. Corporate bonds-particularly lower-rated high-yield issues-have already been hurt by deteriorating liquidity and declining prices. Therefore, we reduced corporate holdings from 47% of assets to 41% mainly by selling underperforming sectors, such as retail and consumer products, but also by trimming industrials, utilities, and telecom where risk appeared to have risen modestly. To keep the fund's yield competitive, the proceeds of these sales were deployed into AAA rated asset-backed securities, mortgage-backed securities, and Treasuries.


Pie Chart: Quality Diversification
------------------------------------------------------------------
Summit Limited-Term Bond Fund

AAA               AA                A                BBB              BB

41                18                24               16                1

Based on net assets as of 4/30/00


   Quality diversification reflected our preference for high quality. The percentage of assets in AAA securities rose from 38% to 41% of assets, while AA and A holdings both climbed. Our stake in BBB rated issues fell from 21% to 16%-a positive considering the underperformance of these issues. Average portfolio credit quality remained at a solid AA.

   As inflation pressures have grown, we have increased our small but strategic allocation to Treasury inflation-protected securities (TIPS) by two percentage points. Our holdings now stand at 3% of assets. These securities have a lower coupon than traditional Treasuries, but their principal adjusts upward at the rate of inflation so that the securities provide a stable real return. They act as a good inflation hedge for short-term investors, and we expect that we will continue to use TIPS as long as the threat of inflation lingers.

SUMMIT GNMA FUND

Performance Comparison
------------------------------------------------------------------
Periods Ended 4/30/00                       6 Months          12 Months
------------------------------------------------------------------
GNMA Fund                                   1.33%             1.00%

Lipper GNMA Funds Average                   1.15              0.97

   Your fund struggled to adjust to continually rising interest rates, but managed to post a respectable 1.33% gain. This helped it surpass its Lipper peer group for both the past six and 12 months. Since the share price declined by $0.19 during the six-month period, returns came entirely from a healthy income level, aided by low expenses. The fund's 0.60% expense ratio is in the lowest quartile of the 57 funds in its Lipper peer group.

   During the period, concerns about the overheating economy along with dwindling supply encouraged investors to buy Treasuries despite rising rates. At the same time, many investors cut back on what they perceive as riskier bond investments. Collectively, these securities are known as "spread products" because they provide a yield bonus (often called a spread) over government-backed Treasuries to compensate for their higher risk potential. Although mortgages are generally high-quality investments and are usually considered to carry only modest risk, they do offer a yield spread and often underperform along with other spread products when investors are especially risk conscious. For this reason, your fund underperformed most Treasury investments.

   However, the fund did well relative to its peer group. One key strategy over the previous six months was to focus on issues that were attractively priced relative to their risk level. For example, we built up our position in comparatively high-yielding GNMA collateral holdings with 7.5% and 8% coupons. We also sold older discount bonds (whose coupons are comparatively low) in favor of more recently issued bonds with somewhat higher coupons. These moves worked in our favor as higher coupons outperformed lower coupons and more recent bonds outperformed older ones. Recently, we bought a small amount of FNMA mortgages because we felt they were cheap compared with GNMA mortgages, as well as some 15-year GNMA issues that appeared underpriced. We eliminated all Treasuries during the course of the period: this move has worked against us so far in 2000, but we expect that the yield advantage mortgages now offer over Treasuries should help their relative performance later in the year.

   Liquidity was also an important aspect of our strategy. We have for many quarters kept a stake in "structured" products-securities whose income distributions and principal gains are structured somewhat differently from a typical mortgage-backed bond. However, these products can become illiquid and fall in price when investors are favoring Treasuries. We were able to anticipate much of this problem. In December, when structured products were outperforming, we sold many of our holdings at a high point, and ultimately reduced our weighting in the area by five percentage points early in the first quarter to 10% of assets. This improved our overall liquidity and helped as structured products weakened during 2000.

   Our duration had been neutral, compared with our average Lipper competitor, from November through mid-January. At that time, we shortened to protect against rising rates. Ultimately, this approach proved unhelpful, and so, in early March, we returned to a neutral duration stance, which is where the fund stands today. As always, the credit quality of the portfolio remains high.


OUTLOOK

   Compared with past efforts to tighten the money supply, the Fed has been relatively easygoing about raising interest rates in recent months. However, the soft-pedal approach has not yet curbed inflationary pressures, and we expect the Fed to become more vigilant as 2000 wears on. After the period ended, the Fed raised short-term rates another 50 basis points, and more hikes are possible. Corporate profits are likely to be pinched as a result. We therefore expect to take a cautious approach in all the Summit Funds, limiting interest rate exposure where possible. We will also try to strike a balance between maintaining high credit quality and seeking out higher yields, which tend to hold up well when rates rise.

   In the Summit Cash Reserves Fund, we expect to keep overall portfolio maturity slightly shorter than the peer group average until it appears the Fed has finished raising rates. A modest maturity will also be part of the Summit Limited-Term Bond Fund's strategy, and we will be very selective about corporate bonds as we wait to see how corporate America reacts to the higher rate environment. In the Summit GNMA Fund, we will keep our focus on liquidity and look for opportunities to increase overall value.

   Respectfully submitted,


     Edward A. Wiese
     President

   May 25, 2000

T. Rowe Price Summit Income Funds
------------------------------------------------------------------
Portfolio Highlights
------------------------------------------------------------------
KEY STATISTICS

                                             10/31/99           4/30/00
Summit Cash Reserves Fund
------------------------------------------------------------------
Price Per Share                                $1.00             $1.00

Dividends Per Share

    For 6 months                               0.024             0.028

    For 12 months                              0.048             0.051

Dividend Yield (7-Day Compound) *             5.24%             5.89%

Weighted Average Maturity (days)               62                46

Weighted Average Quality **             First Tier        First Tier


Summit Limited-Term Bond Fund
------------------------------------------------------------------
Price Per Share                               $4.48             $4.41

Dividends Per Share

    For 6 months                                0.13              0.13

    For 12 months                                0.26              0.26

Dividend Yield *

    For 6 months                                5.81%             6.15%

    For 12 months                                5.92              6.12

30-Day Standardized Yield                      6.37              6.66

Weighted Average Maturity (years)               3.7               3.4

Weighted Average Effective Duration (years)    3.0               2.7

Weighted Average Quality ***                     AA                AA


T. Rowe Price Summit Income Funds
------------------------------------------------------------------

Portfolio Highlights
------------------------------------------------------------------
KEY STATISTICS

                                            10/31/99          4/30/00
Summit GNMA Fund
------------------------------------------------------------------

Price Per Share                               $9.39             $9.20

Dividends Per Share

    For 6 months                                0.31              0.31

    For 12 months                               0.61              0.62

Dividend Yield *

    For 6 months                                6.62%             6.87%

    For 12 months                               6.75              6.93

30-Day Standardized Yield                      6.42              6.67

Weighted Average Maturity (years)               9.1               8.7

Weighted Average Effective Duration (years)    5.0               4.7

Weighted Average Quality ***                    AAA               AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
*** Based on T. Rowe Price research.

T. Rowe Price Summit Income Funds
------------------------------------------------------------------
Portfolio Highlights
------------------------------------------------------------------
SECTOR DIVERSIFICATION

                                               Percent of    Percent of
                                               Net Assets    Net Assets
                                                10/31/99       4/30/00
Summit Cash Reserves Fund
------------------------------------------------------------------
U.S. Negotiable Bank Notes                             9%           4%

Certificates of Deposit                                26           33

     Domestic Negotiable CDs                            5            6

     Eurodollar Negotiable CDs                         13            5

     U.S. Dollar Denominated Foreign Negotiable CDs   8           22

Commercial Paper and Medium-Term Notes                61           61

     Asset-Backed                                       26           21

     Banking                                             13           12

     Finance and Credit                                  2            5

     Insurance                                            4            4

     Auto and Related                                    3            4

     All Other                                           13           15

Foreign Government and Municipalities                 --           --

Funding Agreements                                       3            1

Other Assets Less Liabilities                           1            1
------------------------------------------------------------------
Total                                                 100%         100%

Fixed-Rate Obligations                                 68           78

Floating-Rate Instruments                              32           22

T. Rowe Price Summit Income Funds
------------------------------------------------------------------
Portfolio Highlights

SECTOR DIVERSIFICATION

                                               Percent of    Percent of
                                               Net Assets    Net Assets
                                                 10/31/99      4/30/00
Summit Limited-Term Bond Fund
------------------------------------------------------------------
Corporate Bonds and Notes                             47%          41%

  Banking and Finance                                  10           10

  Consumer Products and Services                       13            8

  Utilities                                              8            7

  Industrials                                            9            7

  Transportation                                         2            4

  Media and Communications                              4            3

  All Other                                               1            2

Asset-Backed Securities                                12           14

Mortgage-Backed Securities                             18           23

U.S. Government Obligations                            18           20

  U.S. Treasuries                                       10           12

  Government Agency Obligations                         8            8

Money Market Funds*                                      5            1

Other Assets Less Liabilities                           -            1
------------------------------------------------------------------
Total                                                 100%        100%


Summit GNMA Fund
------------------------------------------------------------------
GNMA                                                    92%         97%

U.S. Government Agencies                                3           2

Agency-Backed STRIPS                                     1           1

Asset-Backed Securities                                  3           -

Money Market Funds*                                      3           2

Other Assets Less Liabilities                           -2          -2
------------------------------------------------------------------
Total                                                  100%        100%

*See note at end of financial statements.


T. Rowe Price Summit Income Funds
------------------------------------------------------------------
Performance Comparison
------------------------------------------------------------------
   These charts show the value of a hypothetical $25,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Line Chart: SUMMIT CASH RESERVES FUND
------------------------------------------------------------------
                  Index         SCR Fund     SCR Fund Area

10/29/1993        25000         25000        25000

4/94              25335         25372        25372

4/95              26491         26617        26617

4/96              27873         28088        28088

4/97              29227         29538        29538

4/98              30712         31133        31133

4/99              32174         32731        32731

4/00              33767         34452        34452

Line Chart: SUMMIT LIMITED-TERM BOND FUND
------------------------------------------------------------------
                 Merrill       Lipper Summit Ltd line Summit Ltd area

10/29/93          25000         25000        25000              25000

4/94              24646         24249        24455              24455

4/95              26153         25599        25620              25620

4/96              28097         27467        27045              27045

4/97              29847         29150        28620              28620

4/98              32199         31403        30920              30920

4/99              34237         33025        32600              32600

4/00              35192         33592        33208              33208


T. Rowe Price Summit Income Funds
------------------------------------------------------------------
Performance Comparison
------------------------------------------------------------------
Line Chart: SUMMIT GNMA FUND
------------------------------------------------------------------
                  Salomon       Lipper     Summit Line    Summit Area

10/29/93          25000         25000        25000             25000

4/94              24463         24229        24629             24629

4/95              26496         25912        26425             26425

4/96              28840         27998        28502             28502

4/97              31166         29945        30474             30474

4/98              34237         32863        33722             33722

4/99              36358         34637        35594             35594

4/00              37208         35032        35950             35950


Average Annual Compound Total Return
------------------------------------------------------------------
   This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods                                              Since    Inception
Ended 4/30/00       1 Year   3 Years   5 Years   Inception    Date
------------------------------------------------------------------
Summit Cash
 Reserves Fund    5.26%     5.26%     5.30%       5.06%     10/29/93

Summit Limited
 -Term Bond       1.87      5.08      5.33        4.46      10/29/93

Summit GNMA
 Fund              1.00      5.66      6.35        5.75      10/29/93

Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


T. Rowe Price Summit Cash Reserves Fund
------------------------------------------------------------------
Unaudited


Financial Highlights             For a share outstanding throughout
                                   each period
------------------------------------------------------------------
               6 Months   Year
                 Ended    Ended
                4/30/00 10/31/99 10/31/98 10/31/97 10/31/96 10/31/95

NET ASSET VALUE
Beginning of
 period        $1.000    $1.000    $1.000    $1.000    $1.000 $1.000

Investment activities
  Net investment
  income (loss) 0.028     0.048     0.052     0.052     0.051  0.055

Distributions
  Net investment
  income     (0.028)   (0.048)   (0.052)   (0.052)   (0.051) (0.055)

NET ASSET VALUE
End of period $1.000    $1.000    $1.000    $1.000    $1.000  $1.000
------------------------------------------------------------------

Ratios/
Supplemental Data

Total return
(diamond)   2.79%     4.87%     5.35%     5.33%     5.23%     5.68%

Ratio of total
expenses to average
net assets   0.45%!    0.45%     0.45%     0.45%     0.45%     0.45%

Ratio of net
investment income
(loss) to average
net assets   5.53%!    4.78%     5.24%     5.18%     5.09%     5.55%

Net assets,
end of period
(in millions) $2,741    $2,441    $1,885    $1,303      $742    $433

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

! Annualized The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Limited-Term Bond Fund
------------------------------------------------------------------
Unaudited


Financial Highlights             For a share outstanding throughout
                                   each period
------------------------------------------------------------------
             6 Months     Year
                Ended     Ended
                4/30/00 10/31/99 10/31/98 10/31/97 10/31/96 10/31/95

NET ASSET VALUE


Beginning of
  period      $4.48     $4.69     $4.61     $4.60     $4.65     $4.64

Investment activities
  Net investment
  income (loss) 0.13      0.26      0.28      0.29      0.30     0.32

  Net realized
  and unrealized
  gain (loss)  (0.07)    (0.21)     0.08      0.01     (0.05)   0.01

  Total from
  investment
  activities    0.06      0.05      0.36      0.30      0.25     0.33

Distributions

  Net investment
  income       (0.13)    (0.26)    (0.28)    (0.28)    (0.29) (0.31)

  Tax return of
  capital         -         -         -     (0.01)    (0.01)    (0.01)

  Total
  distributions (0.13)   (0.26)   (0.28)   (0.29)   (0.30)   (0.32)

NET ASSET VALUE
End of period  $4.41     $4.48     $4.69     $4.61     $4.60   $4.65
------------------------------------------------------------------
Ratios/
Supplemental Data

Total return
(diamond)   1.44%     1.06%     7.97%     6.73%     5.48%     7.36%

Ratio of total
expenses to average
net assets   0.55%!    0.55%     0.55%     0.55%     0.55%     0.55%

Ratio of net
investment income
(loss) to average
net assets   6.03%!    5.65%     5.96%     6.28%     6.43%     6.85%

Portfolio turnover
rate          81.4%!    42.2%     52.0%     74.5%    116.1%     84.3%

Net assets,
end of period
(in thousands) $47,722  $52,992  $40,904  $29,620  $25,984  $27,004

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

! Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit GNMA Fund
------------------------------------------------------------------
Unaudited


For a share outstanding throughout each period

Financial Highlights

              6 Months    Year
                 Ended    Ended
                4/30/00 10/31/99 10/31/98 10/31/97 10/31/96 10/31/95

NET ASSET VALUE
Beginning of
 period     $9.39     $9.87     $9.83     $9.65     $9.81     $9.15

Investment activities

  Net investment
  income (loss) 0.31     0.61      0.64      0.67      0.67      0.70

  Net realized
  and unrealized
  gain (loss)   (0.19)    (0.48)     0.04      0.18     (0.16)  0.66

  Total from
  investment
  activities    0.12      0.13      0.68      0.85      0.51     1.36

Distributions

  Net investment
  income       (0.31)    (0.61)    (0.64)    (0.64)    (0.62) (0.67)

  Tax return
  of capital      -         -         -     (0.03)    (0.05)    (0.03)

  Total
  distributions (0.31)    (0.61)   (0.64)  (0.67)  (0.67)    (0.70)

NET ASSET VALUE
End of period   $9.20    $9.39    $9.87    $9.83     $9.65     $9.81
------------------------------------------------------------------

Ratios/
Supplemental Data

Total return
(diamond)   1.33%     1.39%     7.10%     9.17%     5.47%    15.43%

Ratio of total
expenses to average
net assets   0.60%!    0.60%     0.60%     0.60%     0.60%     0.60%

Ratio of net
investment income
(loss) to average
net assets   6.74%!    6.41%     6.47%     6.91%     6.99%     7.40%

Portfolio
turnover rate  57.5%!    89.9%     83.8%    111.8%    136.1%  173.8%

Net assets,
end of period
(in thousands) $57,812  $63,843  $46,571  $29,530  $24,718  $22,777

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
! Annualized


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Cash Reserves Fund
------------------------------------------------------------------
Unaudited                                                April 30, 2000


Statement of Net Assets                               Par        Value
------------------------------------------------------------------
                                                          In thousands


BANK NOTES  3.8%

Comerica Bank, VR

     6.08%, 5/15/00                            $   15,000   $   14,998

     6.153%, 5/1/00                                 8,000        7,999

Kansallis-Osake-Pankki, 6.375%, 8/15/00         10,000       10,013

Key Bank North America, VR, 6.07%, 5/26/00       15,000       14,999

National City Bank, VR, 6.203%, 5/30/00          25,000       24,992

U.S. Bank North America, VR, 6.08%, 5/17/00     25,000       24,996

Westpac Banking, VR, 6.168%, 5/4/00               5,000        4,999

Total Bank Notes (Cost  $102,996)                             102,996


CERTIFICATES OF DEPOSIT  33.0%

Allfirst Bank, 6.13%, 5/10/00                      5,000        5,000

Banco Bilbao Vizcaya, 5.60%, 6/12/00             19,900       19,899

Bank of Scotland, 5.90%, 8/31/00                   5,000        4,997

Bank of Austria

     5.93%, 9/7/00                                  7,000        6,996

     6.185%, 12/1/00                               20,000       19,993

Bank of Nova Scotia, 6.22%, 12/4/00              10,000        9,995

Banque Paribas, 6.75%, 3/19/01                    10,000        9,996

Bayerische Hypo-Und Vereinsbank, 6.10%, 5/18/00  26,500      26,500

Canadian Imperial Bank of Commerce

     6.06%, 5/11/00                                31,500       31,500

     6.07%, 5/4/00                                 25,000       25,000

     6.20%, 8/1/00                                  1,650        1,651

Chase Manhattan Bank (USA), 5.365%, 5/22/00     24,500       24,488

Commerzbank

     5.90%, 8/9/00                                 11,000       10,997

  (London), 6.05%, 6/16/00                        25,000       25,000

Credit Agricole Indosuez, VR

     6.12%, 5/8/00                                 10,000        9,997

     6.123%, 5/1/00                                20,000       19,991

Credit Communal De Belgique, VR, 6.101%, 5/30/00 20,000      19,997

Deutsche Bank, 6.19%, 12/1/00                     10,000        9,996

Dresdner Bank, VR, 6.115%, 5/24/00               20,000       19,998

First National Bank of Maryland

   VR

     5.54%, 6/21/00                            $    8,100   $    8,092

     6.088%, 5/8/00                                15,000       14,999

First Union National Bank, VR, 6.16%, 5/17/00    4,000        4,000

Halifax, 6.05%, 6/7/00                            48,000       48,000

Huntington National Bank, 6.26%, 10/27/00        10,000        9,998

Landesbank Hessen-Thuringen, 6.02%, 6/1/00      23,000       23,000

Lloyds TSB Bank, 6.34%, 8/31/00                   31,500       31,502

Merita Bank, 6.09%, 10/10/00                      10,000        9,998

Natexis Banque, 6.06%, 5/8/00                     30,000       30,000

Norddeutsche Landesbank Girozentrale, (London)

     6.02%, 5/31/00                                49,000       49,000

     6.23%, 12/4/00                                25,000       24,990

Northern Trust, 6.36%, 8/31/00                    40,000       40,007

Rabobank, 6.06%, 5/26/00                          44,500       44,501

Royal Bank of Scotland, 6.00%, 5/31/00           25,000       25,000

Skandinaviska Enskilda Banken, VR, 6.125%,
 5/24/00                                            10,000        9,999

Societe Generale

  VR

     6.085%, 5/16/00                               20,000       19,998

     6.235%, 12/4/00                               10,000        9,996

Toronto Dominion, 6.21%, 7/20/00                 47,500       47,500

UBS

     5.29%, 5/22/00                                    500          500

     5.51%, 6/5/00                                 10,000       10,000

     5.60%, 6/26/00                                 1,000          999

     5.80%, 8/2/00                                 15,000       14,984

     6.01%, 8/14/00                                10,000        9,998

     Unibank A/S, 5.92%, 8/7/00                   10,000        9,999

Union Bank of California, VR, 6.133%, 5/1/00    15,000       15,000

Westdeutsche Landesbank

     6.01%, 6/6/00                                 30,000       29,999

     6.02%, 5/30/00                                25,000       25,000

Wilmington Trust

     6.09%, 6/9/00                                 14,500       14,501

     6.23%, 10/23/00                               20,000       19,994

Total Certificates of Deposit (Cost  $903,545)               903,545


COMMERCIAL PAPER  43.6%

Albertsons, VR, 4(2), 6.11%, 5/15/00         $   10,000   $    9,999

Alpine Securitization, 4(2)

     6.03%, 5/10/00                                19,000       18,971

     6.04%, 5/17/00                                37,000       36,901

Anheuser Busch, 6.04%, 5/1/00                     14,999       14,999

AON, 6.10%, 5/2 - 5/8/00                          41,500       41,481

Asset Securitization Cooperative, 4(2)

     6.03%, 5/23/00                                19,000       18,930

     6.05%, 5/4/00                                 46,500       46,477

AT&T, VR, 4(2), 6.24%, 7/13/00                    30,000       29,998

AWB Finance Limited, 6.07%, 5/17/00              20,000       19,946

Bavaria TRR, 4(2), 6.05%, 5/23/00                20,200       20,125

CBA (Delaware) Finance, 5.75%, 5/22/00           10,000        9,966

Citicorp, 6.03%, 5/25/00                          40,000       39,839

Coca-Cola, 4(2), 6.05%, 5/17/00                  25,000       24,933

Corporate Asset Funding, 4(2), 6.02%, 5/1/00    16,264       16,264

Corporate Receivables

     6.06%, 5/19/00                                25,000       24,924

     6.07%, 6/6/00                                 30,000       29,818

Delaware Funding, 4(2)

     6.03%, 5/18/00                                30,000       29,914

     6.05%, 5/25/00                                 9,234        9,197

Deutsche Bank Financial, 6.02%, 5/16/00          17,515       17,471

Dover Corp., 4(2), 6.13%, 2/28/01                16,000       16,000

Enterprise Funding, 4(2)

     6.04%, 5/16/00                                 1,509        1,505

     6.07%, 5/23/00                                 8,800        8,768

Falcon Asset Securitization, 4(2), 6.03%, 5/24/00 20,666     20,586

Finova Capital, 6.10%, 5/2/00                     20,000       19,997

France Telecom

     6.02%, 5/18/00                                25,000       24,929

     6.04%, 5/25/00                                12,000       11,952

GE Capital International Funding, 6.05%, 5/8/00  25,000      24,971

Golden Funding, 4(2)

     6.06%, 5/2 - 5/19/00                          22,033       22,015

     6.07%, 5/12/00                                 1,425        1,422

Greenwich Funding, 4(2)

     6.02%, 5/15/00                            $   15,000   $   14,965

     6.04%, 5/15 - 5/23/00                        24,000       23,920

     6.05%, 5/26/00                                 5,000        4,979

International Lease Finance, 6.13%, 5/3/00      20,000       20,000

Kitty Hawk Funding, 4(2), 6.06%, 5/22/00         30,000       29,894

Market Street Funding, 6.05%, 5/19/00            15,188       15,142

Merck and Company, 6.00%, 5/19/00                25,000       24,925

Metlife Funding, 6.00%, 5/3/00                    33,848       33,837

Motiva Enterprises, 6.02%, 5/22/00               15,000       14,947

Park Avenue Receivables

     6.04%, 5/22/00                                25,000       24,912

     6.06%, 5/3/00                                 47,000       46,984

     6.07%, 5/23/00                                25,000       24,907

Preferred Receivables Funding

     6.04%, 5/17 - 5/30/00                         54,000       53,801

R.R. Donnelly & Sons, 6.02%, 5/23/00             27,425       27,324

Sara Lee Corporation

     6.08%, 5/8/00                                 18,500       18,500

     6.10%, 5/23/00                                16,400       16,400

Statoil, 6.00%, 5/2/00                            40,000       39,993

Sysco, 4(2)

     6.07%, 5/22/00                                25,000       24,911

     6.08%, 5/22/00                                10,000        9,965

Three River Funding, 6.07%, 5/22/00              2,843        2,833

Trident Capital Finance, 4(2), 6.03%, 5/9/00    20,500       20,473

Tulip Funding, 6.04%, 5/18/00                     19,500       19,444

Variable Funding Capital

     6.03%, 5/5/00                                 30,000       29,980

     6.05%, 5/4/00                                  9,000        8,995

Woolwich Building Society, 5.75%, 5/5/00            800          800

ZCM Matched Funding

     6.02%, 5/17/00                                25,000       24,933

     6.06%, 5/18/00                                 5,000        4,986

Total Commercial Paper (Cost  $1,195,048)                  1,195,048


MEDIUM-TERM NOTES  17.4%

AT&T Capital, VR, 6.971%, 12/1/00            $   30,000   $   30,115

Abbey National Treasury Services, 5.92%, 8/7/00 20,000       19,998

Associates Manufactured Housing Pass Through Trust

   VR, (144a), 6.36%, 5/15/00                     13,970       13,970

Banc One, VR, 6.383%, 6/26/00                     14,500       14,520

Bank of Scotland Treasury Services,

   VR, 6.283%, 7/19/00                             30,000       29,997

Bank One, VR, 6.416%, 1/16/01                      8,500        8,507

Beta Finance

     6.15%, 10/6/00                                20,000       20,000

     6.75%, 3/15/01                                 5,000        5,000

Caterpillar Financial Services

     5.88%, 12/13/00                                1,500        1,497

     8.85%, 3/15/00                                 1,150        1,160

  VR, 6.11%, 7/10/00                                7,000        7,000

Chrysler Financial, 6.625%, 6/26/00               5,000        5,005

Ciesco VR, (144a)

     6.11%, 5/16/00                                30,000       29,997

     6.15%, 8/17/00                                15,000       14,999

Citicorp, VR, 6.165%, 5/10/00                      5,000        5,000

Colgate Palmolive, VR, 5.998%, 5/8/00            10,000        9,997

DaimlerChrysler North America Holdings,

  VR, 6.113%, 5/30/00                             20,000       19,998

Diageo PLC, 6.24%, 6/5/00                         10,000        9,996

Electronic Data Systems, 6.85%, 5/15/00           4,000        4,001

Ford Capital BV, 10.125%, 11/15/00                5,900        6,014

Ford Motor Credit, VR

     6.058%, 5/18/00                               10,000        9,997

     6.27%, 10/2/00                                10,000        9,996

General Electric Capital, VR, 6.101%, 6/1/00    10,000        9,999

General Motors Acceptance Corporation,

  VR, 6.253%, 7/20/00                              16,360       16,358

Goldman Sachs Group

     6.11%, 5/17/00                                10,000       10,000

  (144a), 6.20%, 12/15/00                          1,200        1,200

GTE, VR,  6.165%, 6/12/00                         10,000        9,999

Heller Financial

     6.42%, 8/25/00                                 3,400        3,402

     6.435%, 8/8/00                                 1,900        1,901

Heller Financial

  VR

     6.35%, 7/3/00                             $   10,000   $   10,000

     6.38%, 7/3/00                                 10,000       10,003

Hydro Quebec, 9.23%, 12/4/00                       1,500        1,524

IBM Corp., VR, 6.275%, 7/28/00                    10,000        9,998

John Deere Capital Corp., 6.26%, 6/21/00         10,000       10,003

National Rural Utilities, VR, 6.133%, 5/2/00    10,000       10,000

Northern Rock, VR, (144a), 6.13%, 5/22/00        20,000       20,000

Nynex Capital Funding, 9.42%, 6/1/00              1,000        1,003

Paccar Financial, 5.65%, 2/15/00                   5,000        4,997

R.R. Donnelley & Sons, 9.125%, 12/1/00            4,040        4,104

Rabobank Optional Redemption Trust,

  VR, 6.13%, 5/17/00                                2,563        2,563

Sigma Finance, (144a), 6.75%, 3/15/01            18,000       18,000

Strategic Money Market Trust 2000-B,

  VR, 6.15%, 6/15/00                               20,000       20,000

Toyota Motor Credit, VR, 6.20%, 7/12/00          25,000       24,986

Total Medium-Term Notes (Cost $476,804)                     476,804


FUNDING AGREEMENTS  1.6%

Allstate Life Insurance, VR, 6.217%, 5/1/00     10,000       10,000

Peoples Benefit Life Insurance, VR

     6.27%, 5/1/00                                 20,000       20,000

     6.28%, 5/1/00                                 10,000       10,000

Protective Life Insurance, VR, 6.251%, 6/1/00    5,000        5,000

Total Funding Agreements (Cost  $45,000)                      45,000

Total Investments in Securities

99.4% of Net Assets (Cost $2,723,393)                     $2,723,393

Other Assets Less Liabilities                                  17,639

NET ASSETS                                                   $2,741,032
                                                              ----------
Net Assets Consist of:

Accumulated net realized gain/loss - net of distributions       $10
Paid-in-capital applicable to 2,741,021,845 shares of $0.0001 par value capital stock outstanding;

4,000,000,000 shares of the Corporation authorized        2,741,022

NET ASSETS                                                  $2,741,032
                                                              ----------

NET ASSET VALUE PER SHARE                                        $1.00
                                                              ----------

   VR  Variable Rate
 4(2)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers- total of such securities at period-end amounts to 3.6% of net assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Limited-Term Bond Fund
------------------------------------------------------------------
Unaudited                                               April 30, 2000

Statement of Net Assets                        Par/Shares       Value
------------------------------------------------------------------
                                                            In thousands


CORPORATE BONDS AND NOTES  40.7%

Banking and Finance  10.5%

ABN AMRO Bank (Chicago), N.V., Gtd. Sub. Notes

     7.25%, 5/31/05                             $      340   $      328

AIG Sunamerica Global Financing, Sr. Notes

     (144a), 7.40%, 5/5/03                            450          450

Banco Generale, Sr. Sub. Notes,
 (144a), 7.70%, 8/1/02                                250          241

CIT Group, 5.50%, 2/15/04                             450          414

Finova Capital, MTN, 5.98%, 2/27/01                   65           63

First USA Bank, 7.00%, 8/20/01                         65           65

General Electric Capital, MTN, 6.15%, 11/5/01       285          281

HSBC Finance Nederland, Sub. Gtd. Notes,

  (144a), 7.40%, 4/15/03                              160          158

Intermediate American Development Bank,

     6.375%, 10/22/07                                  175          166

Kansallis-Osake-Pankki (New York),

  Sub. Notes, 10.00%, 5/1/02                          325          339

Marsh & McLennan, Sr. Notes, 6.625%, 6/15/04        450          430

MBNA, Sub. Notes, 7.25%, 9/15/02                     165          162

Mercantile Safe Deposit & Trust, 6.53%, 7/3/00      300          300

Merrill Lynch

     6.81%, 6/13/02                                    225          222

     7.00%, 3/15/06                                    225          216

Morgan Guaranty Trust, Sub. Notes, 7.375%, 2/1/02  115          115

Potomac Capital Investment, MTN,

  (144a), 7.55%, 11/19/01                             225          224

Provident Bank, Sub. Notes, 7.125%, 3/15/03         225          217

Republic of New York, 8.875%, 2/15/01                160          162

Salomon Smith Barney, 7.30%, 5/15/02                 300          299

Union Planters, Sub. Notes, 6.25%, 11/1/03          160          151

                                                                   5,003

Consumer Products and Services  8.4%

Beckman Instruments, Sr. Notes, 7.10%, 3/4/03      315          300

Coca-Cola Femsa, 8.95%, 11/1/06                      180          180

Comcast Cable Communications, 6.20%, 11/15/08       360          316

Federated Department Stores, Sr. Notes,

  8.125%, 10/15/02                                     450          452

Grand Metropolitan Investment, Zero Coupon, 1/6/04  675         511

Johnson & Johnson, 6.625%, 9/1/09                    380          363

Nabisco, 6.125%, 2/1/33                               260          239

PepsiCo, MTN, 5.75%, 1/2/03                           250          240

Sony, 6.125%, 3/4/03                                  375          364

Viacom, 6.75%, 1/15/03                                190          185

Wal-Mart Stores, 6.55%, 8/10/04               $      675   $      656

Watson Pharmaceuticals, 7.125%, 5/15/08             240          211

                                                                   4,017

Energy  0.8%

PDV America, Sr. Notes, 7.875%, 8/1/03               205          191

YPF Sociedad Anonima, 7.25%, 3/15/03                 190          183

                                                                      374

Industrials  6.7%

Caterpillar Financial Services, 6.875%, 8/1/04      450          435

DaimlerChrysler, 7.125%, 3/1/02                      450          447

Eaton Offshore, Gtd. Notes, 9.00%, 2/15/01          330          335

Ford Motor Credit, 7.50%, 3/15/05                    225          222

Lockheed Martin, 6.75%, 3/15/03                      205          197

Parker Hannifin, MTN, 5.65%, 9/15/03                 450          423

Toyota Motor Credit, 5.625%, 11/13/03                450          426

United Technologies, 6.625%, 11/15/04               450          434

Waste Management, 6.625%, 7/15/02                    310          288

                                                                   3,207

Media and Communications  3.4%

360 Communications, Sr. Notes, 7.125%, 3/1/03       450          444

Sprint Capital, 5.70%, 11/15/03                      340          320

US West Capital Funding, 6.875%, 8/15/01            450          447

Vodafone Airtouch, (144a), 7.625%, 2/15/05          390          388

                                                                   1,599

Transportation  4.1%

Amerco, Sr. Notes, 8.80%, 2/4/05                     450          427

Delta Air Lines

     7.90%, 12/15/09                                   270          252

     ETC, 9.60%, 5/26 - 6/1/00                        172          172

ERAC USA Finance, (144a), 6.375%, 5/15/03           175          165

Gatx Capital, 6.875%, 11/1/04                        225          211

Norfolk Southern

     6.95%, 5/1/02                                     450          443

     7.875%, 2/15/04                                   125          124

Northwest Airlines, 8.375%, 3/15/04                  190          170

                                                                   1,964

Utilities  6.8%

CE Electric UK Funding, Sr. Notes, (144a),

  6.853%, 12/30/04                                     270          260

Cleveland Electric, 7.19%, 7/1/00                    190          190

Entergy Mississippi, 6.45%, 4/1/08            $      345   $      322

National Rural Utilities Cooperative Finance,

  5.00%, 10/1/02                                       450          426

Niagara Mohawk Power

     Sr. Disc. Notes, 7.375%, 7/1/03                 253          248

     Sr. Notes, 7.25%, 10/1/02                        255          251

Pacific Gas & Electric, 1st Mtg. Bonds,
  8.75%, 1/1/01                                        215          217

Public Service Electric & Gas, 1st Mtg. Bonds,

  8.875%, 6/1/03                                       240          241

Texas NM Power

     1st Mtg. Notes, 9.25%, 9/15/00                  200          201

     Secured Deb., 10.75%, 9/15/03                   225          226

Utilicorp United, Sr. Notes, 7.00%, 7/15/04         450          427

Williams Companies, 6.125%, 2/15/12                  240          232

                                                                   3,241

Total Corporate Bonds and Notes (Cost  $20,119)               19,405


U.S. GOVERNMENT OBLIGATIONS/

AGENCIES  20.3%

U.S. Government Agency Obligations  7.9%

Federal Home Loan Banks, 5.125%, 9/15/03          2,750        2,580

Federal National Mortgage Assn.

     4.625%, 10/15/01                                  475          460

     6.375%, 6/15/09                                   292          273

     7.65%, 10/6/06                                    280          275

U.S. Department Housing & Urban Development,

  6.49%, 8/1/07                                        200          195

                                                                   3,783

U.S. Treasury Obligations  12.4%

U.S. Treasury Inflation-Indexed Notes,

  3.625%, 7/15/02                                   1,404        1,400

U.S. Treasury Notes

     4.25%, 11/15/03                                3,345        3,103

     7.25%, 5/15/04                                 1,400        1,431

                                                                   5,934

Total U.S. Government Obligations/Agencies (Cost $9,958)      9,717

U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES  16.8%

U.S. Government Agency Obligations  12.9%

Federal Home Loan Mortgage

     6.00%, 2/15/08 - 5/15/16                      2,207        2,155

Federal Home Loan Mortgage

     6.40%, 1/15/08                             $      450   $      440

     10.75%, 12/1/09                                    76           81

     7-Year Balloon, 6.50%, 5/1/05                   124          122

  CMO

     5.75%, 6/15/10                                    859          842

     6.92%, 1/25/12                                      3            3

  REMIC

     6.00%, 8/15/06 - 1/15/08                         834          810

     6.50%, 4/15/21                                    450          437

Federal National Mortgage Assn.

     6.00%, 11/1/13                                    347          327

     7.00%, 4/1/09                                     204          201

     9.00%, 5/1/05                                     115          117

  REMIC, 9.00%, 1/25/08                               614          626

                                                                   6,161

U.S. Government Guaranteed Obligations  3.9%

Government National Mortgage Assn.

  I

     7.00%, 9/15/12                                    875          859

     8.00%, 5/15/07                                    583          586

     10.00%, 11/15/09 - 10/15/21                      266          285

  II, 10.00%, 10/20/20                                 60           64

  Midget, I

     9.00%, 4/15 - 12/15/01                            15           15

     10.00%, 8/15/00 - 4/15/01                         37           37

     10.50%, 8/15/00 - 2/15/01                         17           17

                                                                   1,863

Total U.S. Government Mortgage-Backed
Securities (Cost  $8,215)                                        8,024


ASSET-BACKED SECURITIES  14.3%
Advanta Equipment Receivables, 7.56%, 2/15/07       340          339

Banc One Auto Grantor Trust, 6.27%, 11/20/03         42           42

BMW Vehicle Owner Trust, 6.54%, 4/25/04             450          444

California Infrastructure & Economic

     6.38%, 9/25/08                                    500          476

     6.42%, 9/25/08                                    400          382

Comed Transitional Funding Trust, 5.44%, 3/25/07   530          486

Dayton Hudson Credit Card Master Trust,
  5.90%, 5/25/06                                $      450   $      434

Fingerhut Master Trust, 6.07%, 2/15/05              320          318

First USA Secured Notes Trust, 6.50%, 1/18/06       450          433

Harley Davidson Eaglemark

     5.94%, 2/15/04                                    113          112

     6.35%, 10/15/02 !                                  29           29

Heller Equipment Asset Trust, 6.65%, 3/14/04        450          445

MBNA Asset Backed Note Trust, 7.90%, 7/16/07        450          452

MBNA Credit Card Trust, 7.45%, 4/16/07               225          222

MMCA Auto Owner Trust, 6.80%, 8/15/03                450          448

Neiman Marcus Credit Master Trust, 7.60%, 6/15/03  150          150

New Holland Equipment Receivables, 6.80%, 12/15/07 450          444

Onyx Acceptance Owner Trust, 5.83%, 3/15/04         450          438

Peco Energy Transport Trust, 5.63%, 3/1/05          270          260

WFS Financial Owner Trust, 7.41%, 9/20/07           450          447

Total Asset-Backed Securities (Cost  $6,961)                   6,801



NON-U.S. GOVERNMENT MORTGAGE-BACKED

SECURITIES  5.5%

EQCC Home Equity Loan Trust, 6.159%, 4/15/08        325          309

GMAC Commercial Mortgage Securities, 6.15%, 5/15/35  408        388

LB Commercial Conduit Mortgage Trust, 6.41%, 8/15/07  522       500

Prudential Securities, 6.074%, 1/15/08              579          545

Residential Accredit Loans, 7.25%, 11/25/27         435          414

Saxon Asset Securities Trust, 6.73%, 2/25/27        500          482

Total Non-U.S. Government Mortgage-Backed
Securities (Cost  $2,750)                                        2,638


MUNICIPAL BONDS  0.1%

Taxable Municipal  0.1%

University of Miami, 6.90%, 4/1/04 (MBIA Insured)    50           49

Total Municipal Bonds (Cost  $50)                                   49


MONEY MARKET FUNDS  1.3%

Reserve Investment Fund, 6.18% #                     630          630

Total Money Market Funds  (Cost  $630)                            630

Total Investments in Securities
99.0% of Net Assets (Cost  $48,683)                           $47,264

Other Assets Less Liabilities                                      458

NET ASSETS                                                      $47,722
                                                              ----------

Net Assets Consist of:
Accumulated net investment income
- - net of distributions                                        $(193)

Accumulated net realized gain/loss - net of distributions   (2,302)

Net unrealized gain (loss)                                     (1,419)

Paid-in-capital applicable to 10,826,547 shares
of $0.0001 par value capital stock outstanding;
4,000,000,000 shares of the Corporation authorized           51,636

NET ASSETS                                                      $47,722
                                                                --------

NET ASSET VALUE PER SHARE                                        $4.41
                                                              ----------


    !  Private Placement
    #  Seven-day yield
  CMO  Collateralized Mortgage Obligation
  ETC  Equipment Trust Certificate
 MBIA  Municipal Bond Investors Assurance Corp.
  MTN  Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers--total of such securities at period-end amounts to 4.0% of net assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit GNMA Fund
------------------------------------------------------------------
Unaudited                                               April 30, 2000

Statement of Net Assets                       Par/Shares       Value
------------------------------------------------------------------
                                                            In thousands


U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  100.3%

U.S. Government Guaranteed Obligations  97.5%
Government National Mortgage Assn.

  I

     6.00%, 4/15/28 - 5/15/29                 $    4,000   $    3,643

     6.50%, 9/15/25 - 8/15/29                     11,669       10,952

     7.00%, 4/15/24 - 10/15/29                    10,291        9,929

     7.50%, 7/15/23 - 2/15/30                     11,833       11,654

     8.00%, 4/15/17 - 3/15/30                      5,327        5,358

     8.50%, 6/15/16 - 3/15/27                      1,287        1,316

     9.00%, 8/15/08 - 8/15/21                         636          661

     9.50%, 6/15/09 - 7/15/20                         190          198

     10.00%, 12/15/17 - 3/15/26                    1,056        1,132

     10.50%, 7/15/15 - 11/15/19                       416          454

     11.00%, 12/15/09 - 12/15/15                       57           62

     11.50%, 7/15 - 12/15/15                           19           21

  II

     6.50%, 11/20/28                                  905          845

     8.00%, 5/20 - 6/20/29                            762          762

     8.50%, 6/20/29                                    188          191

     9.00%, 5/20/22 - 3/20/25                         140          145

     9.50%, 2/20/17 - 12/20/20                        102          107

     10.00%, 1/20/14 - 3/20/21                         98          104

     11.00%, 9/20/17                                    13           14

Construction Loan, I, 6.75%, 7/15/00 - 5/1/29    1,136        1,042

CMO, I, 7.00%, 5/16/24                              3,000        2,870

GPM, I

     9.25%, 7/15/16 - 7/15/17                           8            9

     9.50%, 7/15/09                                     30           32

     10.00%, 8/15/13                                     2            2

Project Loan, I

     6.70%, 4/15/34                                    466          431

     7.37%, 8/15/33                                    396          384

     8.00%, 11/15/17                                   382          387

     Principal Only, Zero Coupon, 3/16/28            422          283

Government National Mortgage Assn.

     REMIC, 7.00%, 5/16/24                    $    3,000   $    2,870

     TBA, I, 7.50%, 5/15/12                           503          508

                                                                  56,366

U.S. Government Agency Obligations  2.8%

Federal Home Loan Mortgage, REMIC, 5.85%, 11/15/17   14           14

Federal National Mortgage Assn.

     6.50%, 1/1/26 - 1/1/30                         1,285        1,201

  CMO, Interest Only, 8.50%, 4/1/22**                248           44

  REMIC, 5.00%, 8/25/22                                16           15

  Principal Only, Zero Coupon, 10/25/21              392          366

                                                                   1,640

Total U.S. Government Mortgage-Backed
Securities (Cost  $59,973)                                      58,006


ASSET-BACKED SECURITIES  0.0%

Home Equity Loans-Backed  0.0%
Prudential Home Mortgage Securities, 6.00%, 10/25/07 2            2

Total Asset-Backed Securities (Cost  $2)                            2


MONEY MARKET FUNDS  1.8%

Reserve Investment Fund, 6.18% #                   1,034        1,034

Total Money Market Funds (Cost $ 1,034)                         1,034

Total Investments in Securities
102.1% of Net Assets (Cost  $61,009)                          $59,042

Other Assets Less Liabilities                                 (1,230)

NET ASSETS                                                      $57,812
                                                              ----------
Net Assets Consist of:
Accumulated net investment income - net of distributions     $(244)

Accumulated net realized gain/loss - net of distributions   (1,405)

Net unrealized gain (loss)                                     (1,967)

Paid-in-capital applicable to 6,281,453 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares of the
Corporation authorized                                          61,428

NET ASSETS                                                     $57,812
                                                              ----------

NET ASSET VALUE PER SHARE                                        $9.20
                                                              ----------

   **  For Interest-Only securities, par amount represents notional principal, on which the fund receives interest.
    #   Seven-day yield
  CMO   Collateralized Mortgage Obligation
  GPM   Graduated Payment Mortgage
REMIC   Real Estate Mortgage Investment Conduit
  TBA   To be announced security was purchased on a forward
         commitment basis.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Income Funds
------------------------------------------------------------------
Unaudited

Statement of Operations
------------------------------------------------------------------
In thousands              Cash Reserves   Limited-Term           GNMA
                                    Fund      Bond Fund           Fund


                                 6 Months       6 Months       6 Months
                                    Ended          Ended          Ended
                                  4/30/00        4/30/00        4/30/00

Investment Income (Loss)
Interest income               $  78,025      $   1,609      $   2,172

Expenses
Investment management
and administrative                 5,858            134            177

Net investment income (loss)    72,167          1,475          1,995

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
 on securities                      (26)          (797)          (901)

Change in net unrealized gain or loss
  on securities                       --             27           (332)

Net realized and unrealized
 gain (loss)                        (26)          (770)        (1,233)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS         $  72,141       $    705      $    762

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Cash Reserves Fund
------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets

In thousands

                                                   6 Months         Year
                                                     Ended        Ended
                                                   4/30/00     10/31/99

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)               $   72,167   $  103,946

  Net realized gain (loss)                           (26)          (4)

  Increase (decrease) in net assets from operations 72,14   103,942

Distributions to shareholders

  Net investment income                         (72,167)    (103,946)

Capital share transactions *

  Shares sold                                   2,401,146    3,301,638

  Distributions reinvested                        69,053       99,573

  Shares redeemed                            (2,169,742)  (2,845,153)

  Increase (decrease) in net assets from capital
  share transactions                             300,457      556,058

Net Assets
Increase (decrease) during period               300,431      556,054

Beginning of period                            2,440,601    1,884,547

End of period                                 $2,741,032   $2,440,601
                                              ------------------------

*Share information

  Shares sold                                   2,401,146    3,301,638

  Distributions reinvested                        69,053       99,573

  Shares redeemed                            (2,169,742)  (2,845,153)

  Increase (decrease) in shares outstanding    300,457      556,058


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Limited-Term Bond Fund
------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
------------------------------------------------------------------
In thousands

                                                  6 Months         Year
                                                     Ended        Ended
                                                   4/30/00     10/31/99

Increase (Decrease) in Net Assets

Operations

    Net investment income (loss)              $    1,475   $    2,921

    Net realized gain (loss)                       (797)        (144)

    Change in net unrealized gain or loss           27       (2,174)

    Increase (decrease) in net
    assets from operations                           705          603

Distributions to shareholders

    Net investment income                        (1,475)      (2,921)

Capital share transactions *

    Shares sold                                     7,572       28,634

    Distributions reinvested                       1,001        2,063

    Shares redeemed                              (13,073)     (16,291)

    Increase (decrease) in net assets from capital
    share transactions                             (4,500)      14,406

Net Assets
Increase (decrease) during period                (5,270)      12,088

Beginning of period                                52,992       40,904

End of period                                  $   47,722   $   52,992
                                                ----------------------
*Share information

    Shares sold                                      1,708        6,229

    Distributions reinvested                          226          453

    Shares redeemed                               (2,946)      (3,572)

    Increase (decrease) in shares outstanding   (1,012)       3,110

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit GNMA Fund
------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
------------------------------------------------------------------
In thousands

                                                 6 Months         Year
                                                    Ended        Ended
                                                  4/30/00     10/31/99

Increase (Decrease) in Net Assets
Operations

     Net investment income (loss)             $    1,995   $    3,658

     Net realized gain (loss)                       (901)         (56)

     Change in net unrealized gain or loss        (332)      (2,837)

     Increase (decrease) in net
     assets from operations                          762          765

Distributions to shareholders

     Net investment income                       (1,995)      (3,658)

Capital share transactions *

     Shares sold                                   10,433       35,537

     Distributions reinvested                      1,335        2,630

     Shares redeemed                             (16,566)     (18,002)

     Increase (decrease) in net assets from capital
     share transactions                            (4,798)      20,165

Net Assets
Increase (decrease) during period                (6,031)      17,272

Beginning of period                                63,843       46,571

End of period                                   $  57,812   $   63,843
                                                ----------------------
*Share information

     Shares sold                                     1,128        3,684

     Distributions reinvested                         145          274

     Shares redeemed                              (1,794)      (1,874)

     Increase (decrease) in shares outstanding     (521)       2,084


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Income Funds
------------------------------------------------------------------
Unaudited                                                April 30, 2000


Notes to Financial Statements
------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

   T. Rowe Price Summit Income Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Summit Cash Reserves Fund (the Cash Reserves Fund), the Summit Limited-Term Bond Fund (the Limited-Term Bond Fund), and the Summit GNMA Fund (the GNMA Fund), diversified, open-end management investment companies, are the three portfolios established by the corporation and commenced operations on October 29, 1993. The Cash Reserves Fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income by investing in high-quality, U.S. dollar-denominated money market securities of U.S. and foreign issuers. The Limited-Term Bond Fund seeks a high level of income consistent with moderate fluctuations in principal value by investing primarily in short- and intermediate-term bonds. The GNMA Fund seeks a high level of income and maximum credit protection by investing primarily in GNMA securities backed by the full faith and credit of the U.S. government.

   The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

   Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Cash Reserves Fund, investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities held by the Cash Reserves Fund are valued at amortized cost.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

   Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

   Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


Note 2 - INVESTMENT TRANSACTIONS

   Purchases and sales of portfolio securities, other than short-term securities, for the six months ended April 30, 2000, were as follows:
-----------------------------------------------------------------
                                             Limited-Term
                                                Bond Fund     GNMA Fund

U.S. government securities

     Purchases                                $9,041,000   $17,170,000

     Sales                                     9,421,000    21,410,000

Other securities

     Purchases                                 10,448,000            --

     Sales                                     13,155,000         9,000


Note 3 - FEDERAL INCOME TAXES

   No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 1999, the Cash Reserves Fund had capital loss carryforwards for federal income tax purposes of $4,000, all of which expires in 2007; the Limited-Term Bond Fund had capital loss carryforwards for federal income tax purposes of $1,484,000, of which $808,000 expires in 2002, $354,000 in 2003, and $322,000 thereafter through 2007; the GNMA Fund had capital loss carryforwards for federal income tax purposes of $405,000, of which $131,000 expires in 2003, $142,000 in 2004, and $132,000 in 2005. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

   At April 30, 2000, the costs of investments for the Cash Reserves, Limited-Term Bond, and GNMA Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $2,723,393,000 $,48,683,000, and $61,009,000, respectively. For the Cash Reserves Fund, amortized cost is equivalent to value; and for the Limited-Term Bond and GNMA Funds, net unrealized gain (loss) on investments was as follows:
------------------------------------------------------------------

                                             Limited-Term
                                                Bond Fund     GNMA Fund


     Appreciated investments                 $   16,000    $   79,000

     Depreciated investments               (1,435,000)   (2,046,000)

     Net unrealized gain (loss)           $(1,419,000)  $(1,967,000)
                                            --------------------------


Note 4 - RELATED PARTY TRANSACTIONS

   The investment management and administrative agreement between each fund and
T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $1,074,000, $38,000, and $48,000 were payable at April 30, 2000, by the Cash Reserves, Limited-Term Bond, and GNMA Funds, respectively. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Cash Reserves Fund, 0.55% of average daily net assets for the Limited-Term Bond Fund, and 0.60% of average daily net assets for the GNMA Fund. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by each fund.

   Additionally, the Cash Reserves Fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 0.4% of the outstanding shares of the fund at April 30, 2000. For the six months then ended, the Cash Reserves Fund was allocated $2,000 of Spectrum expenses.

   The Limited-Term Bond and GNMA Funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Limited-Term Bond and the GNMA Funds for the six months ended April 30, 2000, totaled $28,000 and $40,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
------------------------------------------------------------------
Investment Services And Information


   KNOWLEDGEABLE SERVICE REPRESENTATIVES

   By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


   ACCOUNT SERVICES

   Checking Available on most fixed income funds ($500 minimum).

   Automatic Investing From your bank account or paycheck.

   Automatic Withdrawal Scheduled, automatic redemptions.

   Distribution Options Reinvest all, some, or none of your distributions.

   Automated 24-Hour Services Including Tele*Access (registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


   BROKERAGE SERVICES*

   Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


   INVESTMENT INFORMATION

   Combined Statement Overview of all your accounts with T. Rowe Price.

   Shareholder Reports Fund managers' reviews of their strategies and results.

   T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

   Performance Update Quarterly review of all T. Rowe Price fund results.

   Insights Educational reports on investment strategies and financial markets.

   Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

   * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

   ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


Invest With Confidence (registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
                                                       C10-051 4/30/00

                                 T. Rowe Price
------------------------------------------------------------------
                                 Annual Report
                              Short-Term Bond Fund
------------------------------------------------------------------
                                  May 31, 2000
------------------------------------------------------------------
REPORT HIGHLIGHTS
==================================================================
SHORT-TERM BONDFUND
-----------------

   * The Federal Reserve raised rates repeatedly during the 12 months ended May 31, 2000.

   * A defensive strategy helped the fund outpace its Lipper benchmark despite the difficult environment.

   * In the past six months, we trimmed overall interest rate sensitivity and improved the portfolio's average quality.

   * We reduced our holdings in corporate bonds out of concern for corporate financial health.

   * The Fed may moderate its efforts to tighten the money supply, but we think a cautious approach is still warranted.
==================================================================
UPDATES AVAILABLE
----------------
   For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.
==================================================================
FELLOW SHAREHOLDERS
------------------

   The Federal Reserve tightened monetary policy during the 12 months ended May 31, 2000, leading to sharply higher interest rates. The environment proved challenging to nearly all fixed-income markets, but short-term bonds were especially affected by rising rates and declining prices. Our defensive approach helped the Short-Term Bond Fund post a positive return and outpace its Lipper peer group for both the 6- and 12-month periods.

MARKET ENVIRONMENT
------------------

   Interest Rate Levels chart showing interest rates for five-year Treasury notes, two-year Treasury notes, and the Federal Funds Target Rate 5/31/99through 5/31/00.

   The past year has been a roller-coaster ride in the U.S. financial markets. After months of positive economic news and attractive investment performance, the dawn of the new year brought renewed concerns about economic overheating. First-quarter GDP growth steamed ahead at a 5.4% rate; at the same time, consumer demand rose 7% and business fixed investment rose 17%. The Fed indicated that it viewed these growth levels as unsustainable and inflationary, and, indeed, signs of inflation became evident in labor costs and basic goods. The central bank responded by raising the federal funds target rate three times in 2000 by a total of 100 basis points (which is equivalent to a full percent), the most recent move being a 50-basis-point hike on May 16. Since beginning its tightening program a little more than a year ago, the Fed has raised the fed funds rate by 175 basis points, to 6.5% on May 31.

   For the most part, the bond market weakened in response to the Fed's tightening program, but the effect on short-term bonds has been more immediate and pronounced than on many other sectors.

   As indicated in the chart on the previous page, over the past year the yield on the five-year Treasury note rose 114 basis points, while the two-year Treasury yield soared 142 basis points. In addition, long-term Treasuries performed unexpectedly well, with rising prices and falling yields, largely because of a feared supply shortage in that market. With rates on short-term bonds rising more than intermediate and long rates, the yield curve inverted -- an unusual occurrence that historically has foreshadowed slower economic growth.

   The performance of mortgage bonds was mixed: their rates rose over the past six months, but eased off after reaching two-year highs in February. Despite declining prices, income helped investment-grade corporate bonds produce modestly positive total returns after November. Lower-quality bonds struggled, however, as economic uncertainty and a sharp decline in the stock market spurred investors to seek higher-quality securities. Corporate bonds tend to perform best when the economic outlook is positive and optimism about corporate financial performance is high. When these factors come under pressure, lower-quality bonds are usually affected first.

PERFORMANCE AND STRATEGY REVIEW
------------------------------

        PERFORMANCE COMPARISON
        ----------------------
        Periods Ended 5/31/00         6 Months    12 Months
        ---------------------         --------    ---------
        Short-Term Bond Fund             2.09%        3.39%
        Lipper Short Investment-
        Grade Debt Funds Average         1.70         3.37

   The harsh rate environment made it difficult for your fund to make much headway in the past year. Nonetheless, it posted a return of 2.09% for the six months, superior to the 1.70% advance of the Lipper Short Investment-Grade Debt Funds Average. That showing helped it post a 3.39% one-year result that also outpaced the Lipper, despite trailing the benchmark earlier in the year. Twelve-month dividends per share rose by one penny over six months ago, and income helped compensate for a modest decline in share price from $4.56 to $4.52 during the six-month period.

   With rates rising steadily, we steered the fund toward a more defensive strategy. An important part of this effort was to reduce the portfolio's sensitivity to interest rates. Over the past six months, we have trimmed weighted average maturity from 2.3 years to 2.1 years, and cut effective duration (a measure of interest rate exposure where higher numbers indicate greater sensitivity to rate changes) from 2.0 to 1.8 years.

   This effort helped us to keep principal losses to a minimum. One of the ways we implemented this strategy was by maintaining a reserve position (invested largely in money market securities) at a relatively high 18%. We also felt it was prudent to raise the credit quality of the portfolio. We elevated the position in AAA securities from 38% to 42% of assets; AA holdings rose from 17% to 20%, and A issues rose from 22% to 24%. Correspondingly, we sharply reduced our stake in lower-rated securities. Six months ago, the fund had 23% of assets in bonds rated BBB and BB. At the period's end we reduced that stake to 14%, all in BBB securities -- those at the weak end of the investment-grade spectrum. This change aided results since lower-rated bonds underperformed during the six-month period. Average portfolio credit quality remained at a solid AA.

   Quality Diversification pie chart showing percent of assets as follows; AAA-42%; AA-20%; A-24%; BBB-14%. Based on net assets as of 5/31/00.

   Corporate bonds became a less attractive investment for us after November. Generally speaking, we believe that cost pressures may begin to threaten corporate balance sheets. Rapid economic growth in the absence of inflation has resulted in higher production costs without the flexibility to pass those costs through to consumers. We have already seen corporate profit margins come under pressure, increasing the likelihood that credit quality will erode. Corporate bonds -- particularly lower-rated, high-yield issues -- have already been hurt by deteriorating liquidity and declining prices. Therefore, we reduced corporate holdings from 47% of assets to 41% mainly by selling underperforming sectors such as consumer products. However, we held steady positions in the transportation and media and communication sectors, where we see fundamentals continuing to improve. To keep the fund's yield competitive, the proceeds of these sales were deployed into AAA rated asset-backed securities, mortgage-backed securities, and Treasuries.

   As inflation pressures have grown, we have increased our small but strategic allocation to Treasury inflation-protected securities (TIPS) to 3% of assets. These securities have a lower coupon than traditional Treasuries, but their principal value adjusts upward at the rate of inflation, providing a stable real (after inflation) return of approximately 4%. TIPS act as a good inflation hedge for short-term investors, and we expect to use them as long as the threat of inflation lingers.

OUTLOOK
-------

   In the wake of the Fed's series of rate hikes, new data suggest that the economy may have begun to slow. The Fed will undoubtedly watch these signs of moderating growth carefully, as it does not want to push the economy into recession. Nevertheless, inflation risks have not disappeared, and we think further rate hikes are a strong possibility, although they may come at a slower pace than the first half of the year. We therefore expect to maintain the cautious approach we established over the past six months until we see more stability in the economy and the rate environment. We will also try to strike a balance between maintaining high credit quality and seeking out higher-yielding bonds, which we think will provide good returns while limiting risk.

Respectfully submitted,

Edward A. Wiese
/s/Edward A. Wiese
President and Chairman of the Investment Advisory Committee
June 21, 2000
==================================================================
T. Rowe Price Short-Term Bond Fund
------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
------------------
KEY STATISTICS
-------------
                                                  11/30/99      5/31/00
                                                  --------      -------
Price Per Share                                     $4.56        $4.52
------------------------------------------------------------------
Dividends Per Share
     For 6 months                                     0.13         0.13
------------------------------------------------------------------
     For 12 months                                    0.25         0.26

------------------------------------------------------------------
Dividend Yield *
     For 6 months                                    5.67%        6.00%
------------------------------------------------------------------
     For 12 months                                    5.72         5.95
------------------------------------------------------------------
30-Day Standardized Yield                           6.26         6.73
------------------------------------------------------------------
Weighted Average Maturity (years)                    2.3          2.1
------------------------------------------------------------------
Weighted Average Effective Duration (years)         2.0          1.8
------------------------------------------------------------------
Weighted Average Quality **                           AA           AA
------------------------------------------------------------------
   * Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.
   ** Based on T. Rowe Price research.
==================================================================
T. Rowe Price Short-Term Bond Fund
------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
-------------------
SECTOR DIVERSIFICATION
---------------------
                                               Percent of    Percent of
                                               Net Assets    Net Assets
                                                 11/30/99       5/31/00
                                               ----------    ----------
Corporate Bonds and Notes                          47%          39%
     Banking and Finance                            12           10
     Utilities                                        9            8
     Industrial                                       8            7
     Consumer Products and Services                10            6
     Media and Communications                        4            4
     Transportation                                   2            3
     All Other                                        2            1
Asset-Backed Securities                             14           16
Mortgage-Backed Securities                          19           22
U.S. Government Obligations                          1            3    U.S.
Treasuries                                       1            3
     Government Agency Obligations                   --           --
Money Market Funds *                                  18           18
Other Assets Less Liabilities                         1            2
Total                                                 100%         100%

     *    See note at end of financial statements.
==================================================================
T. Rowe Price Short-Term Bond Fund
------------------------------------------------------------------
PERFORMANCE COMPARISON

---------------------
   This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                         Lehman Brothers 1-3 Year      TRP Short-Term
                         Government/Corp Bond Index        Bond Fund
                       --------------------------     --------------
        5/31/90                    10,000                     10,000
        5/91                       11,104                     10,966
        5/92                       12,l82                     11,983
        5/93                       13,030                     12,870
        5/94                       13,303                     13,045
        5/95                       14,297                     13,489
        5/96                       15,061                     14,107
        5/97                       16,064                     14,993
        5/98                       17,189                     16,024
        5/99                       18,112                     16,701
        5/00                       18,840                     17,267

AVERAGE ANNUAL COMPOUND TOTAL RETURN
-----------------------------------
   This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/00          1 Year   3 Years   5 Years   10 Years
---------------------         ------    -------   -------  --------
Short-Term Bond Fund           3.39%     4.82%      5.06%    5.61%

   Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
==================================================================
T. Rowe Price Short-Term Bond Fund
------------------------------------------------------------------
                      For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
- --------------------
                     Year
                       Ended
                      5/31/00   5/31/99   5/31/98   5/31/97   5/31/96
                      -------   -------   -------   -------   -------
NET ASSET VALUE
Beginning of period   $ 4.63    $ 4.69    $ 4.65    $ 4.64    $ 4.72
------------------------------------------------------------------

Investment activities
 Net investment
 income (loss)           0.26      0.26      0.27      0.27      0.29
 Net realized and
 unrealized gain
 (loss)                 (0.11)    (0.06)     0.04      0.01    (0.08)
------------------------------------------------------------------
 Total from
 investment activities  0.15      0.20      0.31      0.28      0.21
------------------------------------------------------------------
Distributions
 Net investment income (0.26)    (0.26)    (0.27)    (0.26)  (0.28)
 Tax return of capital    --        --        --       (0.01)  (0.01)
------------------------------------------------------------------
 Total distributions  (0.26)    (0.26)    (0.27)    (0.27)    (0.29)
------------------------------------------------------------------
NET ASSET VALUE
End of period          $ 4.52    $ 4.63    $ 4.69    $ 4.65    $ 4.64
------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return*           3.39%     4.23%     6.87%     6.28%     4.58%
------------------------------------------------------------------
Ratio of total expenses to
average net assets     0.72%     0.73%     0.72%     0.74%     0.72%
------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets              5.74%     5.44%     5.82%     5.91%     6.15%
------------------------------------------------------------------
Portfolio turnover
 rate                    50.7%     51.6%     73.0%    103.9%   118.7%
------------------------------------------------------------------
Net assets, end of period
(in thousands)     $ 286,671 $ 324,098 $ 331,955 $ 373,284 $429,498
------------------------------------------------------------------
   * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

   The accompanying notes are an integral part of these financial statements.
==================================================================
T. Rowe Price Short-Term Bond Fund
------------------------------------------------------------------
                                                            May 31, 2000
STATEMENT OF NET ASSETS
----------------------
                                               Par/Shares         Value
                                               ----------     ---------
CORPORATE BONDS AND NOTES  38.8%

- --------------------------------
BANKING AND FINANCE  10.3%
AIG Sunamerica Global Financing,
     Sr. Notes, (144a) 7.40%, 5/5/03           $ 3,000       $ 2,971
----------------------------------------------------------------
Banco Generale, Sr. Sub. Notes,
 (144a), 7.70%, 8/1/02                            2,450         2,310
----------------------------------------------------------------
CIT Group, 5.50%, 2/15/04                         3,000         2,745
----------------------------------------------------------------
General Electric Capital, MTN, 7.50%, 5/15/05   3,000         2,998
----------------------------------------------------------------
Marsh and McLennan, Sr. Notes, 6.625%, 6/15/04  3,250         3,081
----------------------------------------------------------------
MBNA, Sub. Notes, 7.25%, 9/15/02                  2,650         2,591
----------------------------------------------------------------
Mercantile Safe Deposit & Trust, 6.53%, 7/3/00  4,200         4,195
----------------------------------------------------------------
Morgan Guaranty Trust,
 Sub. Notes, 7.375%, 2/1/02                       4,000         3,972
----------------------------------------------------------------
Provident Bank, Sub. Notes, 7.125%, 3/15/03      1,500         1,436
----------------------------------------------------------------
Salomon Smith Barney Holdings, 7.30%, 5/15/02   3,250         3,215
----------------------------------------------------------------
                                                                  29,514
                                                            ------------

CONSUMER PRODUCTS AND SERVICES  5.6%
Beckman Instruments, Sr. Notes, 7.10%, 3/4/03   2,800         2,664
----------------------------------------------------------------
Federated Department Stores,
 Sr. Notes, 8.125%, 10/15/02                      1,500         1,503
----------------------------------------------------------------
Grand Metropolitan Investment,
 Zero Coupon, 1/6/04                               3,000         2,289
----------------------------------------------------------------
Pepsico, MTN, 5.75%, 1/2/03                       3,000         2,875
----------------------------------------------------------------
Sony, 6.125%, 3/4/03                               4,025         3,894
----------------------------------------------------------------
Wal-Mart Stores, Sr. Notes, 6.15%, 8/10/01       3,000         2,960
----------------------------------------------------------------
                                                                  16,185
                                                            ------------
ENERGY  1.2%
PDV America, Sr. Notes, 7.875%, 8/1/03           1,400         1,298
----------------------------------------------------------------
YPF Sociedad Anonima, 7.25%, 3/15/03             2,400         2,285
----------------------------------------------------------------
                                                                   3,583

                                                            ------------
INDUSTRIALS  6.6%
Caterpillar Financial Services,
 6.875%, 8/1/04                                    3,250         3,131
----------------------------------------------------------------
DaimlerChrysler, 7.125%, 3/1/02                   3,000         2,977
----------------------------------------------------------------
Ford Motor Credit, 7.50%, 3/15/05                 1,500         1,473
----------------------------------------------------------------
Lockheed, 6.75%, 3/15/03                          1,500         1,440
----------------------------------------------------------------
McDonnell Douglas Finance
 Sr. Notes, 6.39%, 1/15/02                        2,000         1,950
----------------------------------------------------------------
Toyota Motor Credit, 5.625%, 11/13/03            3,000         2,840
----------------------------------------------------------------
United Technologies, 6.625%, 11/15/04            3,000         2,888
----------------------------------------------------------------
Waste Management, 6.625%, 7/15/02                2,350         2,207
----------------------------------------------------------------
                                                                  18,906
                                                            ------------
MEDIA AND COMMUNICATIONS  3.8%
360 Communications, Sr. Notes, 7.125%, 3/1/03  $ 3,000      $ 2,955
----------------------------------------------------------------
Sprint Capital, 5.70%, 11/15/03                   2,800         2,613
----------------------------------------------------------------
U.S. West Capital Funding, 6.875%, 8/15/01       3,000         2,969
----------------------------------------------------------------
Vodafone Airtouch, (144a), 7.625%, 2/15/05       2,250         2,224
----------------------------------------------------------------
                                                                  10,761
                                                            ------------

TRANSPORTATION  2.8%
Amerco, Sr. Notes, 8.80%, 2/4/05                  3,000         2,837
----------------------------------------------------------------
ERAC USA Finance, (144a), 6.375%, 5/15/03        2,000         1,881
----------------------------------------------------------------
Gatx Capital, 6.875%, 11/1/04                     1,500         1,398
----------------------------------------------------------------
Norfolk Southern, 6.95%, 5/1/02                   2,000         1,964
----------------------------------------------------------------
                                                                   8,080
                                                            ------------
UTILITIES  8.5%
CE Electric UK Funding,
     Sr. Notes, (144a), 6.853%, 12/30/04         2,100         2,018
----------------------------------------------------------------
National Rural Utilities, 5.00%, 10/1/02         4,000         3,771
----------------------------------------------------------------

Niagara Mohawk, Sr. Disc. Notes, 7.375%, 7/1/03 3,024         2,957
----------------------------------------------------------------
Pacific Gas & Electric,
 1st Mtg. Bonds, 8.75%, 1/1/01                    4,500         4,534
----------------------------------------------------------------
Potomac Capital Investment,
 MTN, (144a), 7.55%, 11/19/01                     1,500         1,485
----------------------------------------------------------------
Public Service Electric & Gas,
 Mtg. Bonds, 8.875%, 6/1/03                       4,350         4,308
----------------------------------------------------------------
Utilicorp United, Sr. Notes, 7.00%, 7/15/04      3,000         2,833
----------------------------------------------------------------
Williams, 6.125%, 2/15/12                         2,500         2,418
----------------------------------------------------------------
                                                                 24,324
                                                            ------------
Total Corporate Bonds and Notes (Cost $ 115,173)             111,353
                                                            ------------
ASSET-BACKED SECURITIES  16.1%
- ------------------------------
Advanta Equipment Receivables, 7.56%, 2/15/07   1,867         1,858
----------------------------------------------------------------
Banc One Auto Grantor Trust, 6.27%, 11/20/03       760           757
----------------------------------------------------------------
BMW Vehicle Owner Trust, 6.54%, 4/25/04          3,000         2,943
----------------------------------------------------------------
California Infrastructure
     6.28%, 9/25/05                                1,900         1,843
----------------------------------------------------------------
     6.42%, 9/25/08                                1,850         1,766
----------------------------------------------------------------
Circuit City Credit Card Master
 Trust, 6.7525%, 2/15/06                          3,000         3,000
----------------------------------------------------------------
Comed Transitional Funding
 Trust, 5.44%, 3/25/07                            4,000         3,670
----------------------------------------------------------------
Dayton Hudson Credit Card Master
 Trust, 5.90%, 5/25/06                           3,000         2,897
----------------------------------------------------------------
Delta Air Lines, 9.60%, 6/1/00                    1,260         1,260
----------------------------------------------------------------
Fingerhut Master Trust, 6.07%, 2/15/05           3,300         3,280
----------------------------------------------------------------
Harley Davidson Eaglemark
     5.94%, 2/15/04                                   739           739
----------------------------------------------------------------
     6.35%, 10/15/02                                  459           457
----------------------------------------------------------------
Heller Equipment Asset Trust, 6.65%, 3/14/04   $ 3,000      $ 2,969

----------------------------------------------------------------
MBNA Master Credit Card Trust
     7.45%, 4/16/07                                1,500         1,481
----------------------------------------------------------------
     7.503%, 3/15/05                               3,000         3,013
----------------------------------------------------------------
MMCA Automobile Trust, 6.80%, 8/15/03            3,250         3,237
----------------------------------------------------------------
Neiman Marcus Credit Master Trust,
 7.60%, 6/15/03                                     667           667
----------------------------------------------------------------
New Holland Equipment Receivables,
 (144a), 6.80%, 12/15/07                         3,000         2,922
----------------------------------------------------------------
Onyx Acceptance Auto Trust, 6.76%, 5/15/04      2,000         1,970
----------------------------------------------------------------
Peco Energy Transport Trust, 5.63%, 3/1/05       2,650         2,557
----------------------------------------------------------------
WFS Financial Owner Trust, 7.41%, 9/20/07        3,000         2,971
----------------------------------------------------------------
Total Asset-Backed Securities (Cost  $47,107)                 46,257
                                                            ------------
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  17.1%
------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  14.5%
Federal Home Loan Mortgage
     5.75%, 6/15/10                                5,631         5,519
----------------------------------------------------------------
     6.00%, 8/15/06 - 5/15/16                    24,999        24,294
----------------------------------------------------------------
     6.40%, 1/15/08                                4,000         3,921
----------------------------------------------------------------
     9.00%, 2/1 - 7/1/02                             255           256
----------------------------------------------------------------
     9.50%, 8/1/01 - 9/1/02                          158           159
----------------------------------------------------------------
     10.00%, 1/1/01 - 10/1/05                        144           145
----------------------------------------------------------------
     11.00%, 8/1 - 12/1/00                            11            11
----------------------------------------------------------------
Federal National Mortgage Assn.
     5.50%, 11/1/05                                    24            24
----------------------------------------------------------------
     9.00%, 5/1/05 - 1/25/08                       6,997         7,119
----------------------------------------------------------------
     11.00%, 10/1 - 12/1/00                             6             6
----------------------------------------------------------------
                                                                  41,454
                                                            ------------

U.S. GOVERNMENT GUARANTEED OBLIGATIONS  2.6%

Government National Mortgage Assn.
   I
     7.00%, 9/15/12                                5,757         5,613
----------------------------------------------------------------
     8.50%, 2/15/05 - 3/15/06                        214           216
----------------------------------------------------------------
     10.50%, 11/15/15                                 109           118
----------------------------------------------------------------
   GPM, I
     8.50%, 1/15/06                                    36            36
----------------------------------------------------------------
     9.50%, 8/15 - 10/15/09                             5             5
----------------------------------------------------------------
     11.00%, 8/15/10                                   52            57
----------------------------------------------------------------
     11.25%, 6/15/13 - 1/15/16                       194           213
----------------------------------------------------------------
     11.75%, 8/15/13 - 10/15/15                   $ 589         $ 653
----------------------------------------------------------------
     13.00%, 9/15/11                                    7             7
----------------------------------------------------------------
   GPM, II, 11.00%, 9/20/13 - 4/20/14                 5             5
----------------------------------------------------------------
   Midget, I
     9.00%, 7/15/01 - 2/15/06                        205           208
----------------------------------------------------------------
     9.50%, 5/15/01 - 4/15/05                         60            61
----------------------------------------------------------------
     10.00%, 6/15/01 - 10/15/04                      206           209
----------------------------------------------------------------
                                                                   7,401
                                                            ------------
Total U.S. Government Mortgage-Backed
 Securities (Cost $ 50,070)                                    48,855
                                                            ------------
U.S. GOVERNMENT OBLIGATIONS/AGENCIES  3.6%
- ------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.3%
Chilbar Shipping, 6.98%, 7/15/01                    755           753
----------------------------------------------------------------
                                                                      753
                                                           ------------
U.S. TREASURY OBLIGATIONS  3.3%
U.S. Treasury Inflation-Indexed
 Notes, 3.625%, 7/15/02                            9,693         9,609
----------------------------------------------------------------
                                                                   9,609
                                                            ------------
Total U.S. Government Obligations/Agencies
 (Cost  $10,410)                                                10,362
                                                            ------------

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  5.2%
---------------------------------------------------
Advanta Mortgage Loan Trust,
     Interest Only, 5.00%, 12/25/00 **           18,000           547
----------------------------------------------------------------
EQCC Home Equity Loan Trust, 6.159%, 4/15/08     2,000         1,905
----------------------------------------------------------------
GMAC Commercial Mortgage Securities,
 6.15%, 5/15/35                                     2,706        2,570
----------------------------------------------------------------
Great Western Bank, ARM, 5.951%, 7/25/17           753           708
----------------------------------------------------------------
LB Commercial Conduit Mortgage Trust,
 6.41%, 8/15/07                                   3,655         3,498
----------------------------------------------------------------
Prudential Securities Secured
 Financing, 6.074%, 1/15/08                       2,984         2,797
----------------------------------------------------------------
Saxon Asset Securities Trust, 6.73%, 2/25/27    2,900         2,798
----------------------------------------------------------------
Total Non-U.S. Government
     Mortgage-Backed Securities (Cost  $15,240)               14,823
                                                            ------------
MONEY MARKET FUNDS  17.6%
- -------------------------
Reserve Investment Fund, 6.48% #                50,568        50,568
----------------------------------------------------------------
Total Money Market Funds (Cost  $50,568)                      50,568
                                                            ------------
TOTALINVESTMENTSIN SECURITIES
98.4% of Net Assets (Cost  $288,568)                        $ 282,218

Other Assets Less Liabilities                                   4,453
                                                            ------------
NET ASSETS                                                   $ 286,671
                                                            ------------
NET ASSETS CONSIST OF:
---------------------
Accumulated net investment income - net of distributions   $(1,492)
Accumulated net realized gain/loss - net of distributions (38,476)
Net unrealized gain (loss)                                    (6,350)
Paid-in-capital applicable to 63,463,031 shares
of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized
                              332,989
                                                            ------------
 NET ASSETS                                                   $ 286,671
                                                            ------------
 NET ASSET VALUE PER SHARE                                     $ 4.52
                                                           ------------
 ** For interest only securities, par amount represents notional principal on which the fund receives interest
   # Seven-day yield
 ARM Adjustable Rate Mortgage
 GPM Graduated Payment Mortgage
 MTN Medium Term Note
144a Security was purchased pursuant to Rule
     144a under the Securities Act of 1933
     and may not be resold subject to that
     rule except to qualified institutional
     buyers -- total of such securities at
     period-end amounts to 5.5% of net assets.

   The accompanying notes are an integral part of these financial statements.
==================================================================
T. Rowe Price Short-Term Bond Fund
----------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------
In thousands
                                                                 Year
                                                                 Ended
                                                                5/31/00
                                                               ---------
INVESTMENT INCOME (LOSS)
Income
     Interest                                                  $ 19,653
     Securities lending                                              11
                                                            ------------
     Total Income                                                19,664
                                                            ------------
Expenses
     Investment management                                       1,276
     Shareholder servicing                                         658
     Custody and accounting                                        149
     Prospectus and shareholder reports                            69
     Legal and audit                                                 17
     Registration                                                     9
     Directors                                                         7
     Miscellaneous                                                    4
                                                            ------------
     Total expenses                                               2,189
     Expenses paid indirectly                                      (3)
                                                            ------------
     Net expenses                                                 2,186
                                                            ------------
Net investment income (loss)                                   17,478
                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities                       (4,753)
Change in net unrealized gain or loss on securities         (2,829)

                                                           ------------
Net realized and unrealized gain (loss)                      (7,582)
                                                            ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                        $ 9,896
                                                            ------------
   The accompanying notes are an integral part of these financial statements.
==================================================================
T. Rowe Price Short-Term Bond Fund
----------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------
In thousands                                      Year
                                                   Ended
                                                  5/31/00       5/31/99
                                               ----------     ---------
INCREASE (DECREASE) IN NET ASSETS
---------------------------------
Operations
     Net investment income (loss)              $ 17,478      $ 18,369
     Net realized gain (loss)                    (4,753)          691
     Change in net unrealized gain or loss      (2,829)      (4,962)
                                              ------------------------
     Increase (decrease) in net assets
     from operations                               9,896        14,098
                                               -----------------------
Distributions to shareholders
     Net investment income                     (17,478)      (18,343)
                                               -----------------------
Capital share transactions *
     Shares sold                                 115,130       158,317
     Distributions reinvested                    15,438        16,193
     Shares redeemed                          (160,413)     (178,122)
                                                ----------------------
     Increase (decrease) in net assets from capital
     share transactions                        (29,845)       (3,612)
                                                ----------------------
NET ASSETS
----------
Increase (decrease) during period             (37,427)       (7,857)
Beginning of period                             324,098       331,955
                                              ------------------------
END OF PERIOD                                 $ 286,671     $ 324,098
                                              ------------------------
*Share information
        Shares sold                               25,226        33,727
        Distributions reinvested                  3,384         3,451
        Shares redeemed                         (35,143)      (37,964)
                                              ------------------------
    Increase (decrease) in shares outstanding  (6,533)        (786)

   The accompanying notes are an integral part of these financial statements.
==================================================================
T. Rowe Price Short-Term Bond Fund
----------------------------------------------------------------
                                                            May 31, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

   T. Rowe Price Short-Term Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 2, 1984. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities.

   The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

   VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

   PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

   OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

   Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

   SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At May 31, 2000, the value of loaned securities was $1,297,000; aggregate collateral consisted of $1,357,000 in the securities lending collateral pool.

   OTHER Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $109,666,000 and $139,011,000, respectively, for the year ended May 31, 2000. Purchases and sales of U.S. government securities aggregated $20,023,000 and $45,482,000, respectively, for the year ended May 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES

   No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2000, the fund has capital loss carryforwards for federal income tax purposes of $35,370,000, of which $96,000 expires in 2001, $4,515,000 in 2002, and
$30,759,000 thereafter through 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

   In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

        **********************************************************
        Undistributed net investment income             $(115,000)
        Undistributed net realized gain                   165,000
        Paid-in-capital                                   (50,000)
        **********************************************************

   At May 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $288,568,000. Net unrealized loss aggregated $6,350,000 at period-end, of which $165,000 related to appreciated investments and $6,515,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

   The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $102,000 was payable at May 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

   In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $672,000 for the year ended May 31, 2000, of which $75,000 was payable at period-end.

   Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum held none of the outstanding shares of the fund at May 31, 2000. For the year then ended, the fund was allocated $1,000 of spectrum expenses, all of which were payable at period-end.

   The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2000, totaled $2,721,000 and are reflected as interest income in the accompanying Statement of Operations.
==================================================================
T. Rowe Price Short-Term Bond Fund
----------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE SHORT-TERM BOND FUND, INC.

    In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Short-Term Bond Fund, Inc. (the "Fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the

United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland

June 19, 2000
==================================================================
T. Rowe Price Shareholder Services
---------------------------------
INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES
----------------
CHECKING Available on most fixed income funds ($500 minimum).

AUTOMATIC INVESTING From your bank account or paycheck.

AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.


DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

AUTOMATED 24-HOUR SERVICEs Including Tele*Access Mark and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*
- -------------------
INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION

COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

INSIGHTS Educational reports on investment strategies and financial markets.

INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
==================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:

The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.
                                                       F55-050 5/31/00

T. Rowe Price Summit Limited-Term Bond Fund
T. Rowe Price Short-Term Bond Fund
Pro Forma Combined Portfolio of Investments
May 31, 2000

                            Par/Shares (000's)        Market Value (000's)
                         ------------------------------------------------------
                                        Pro Forma                  Pro Forma*
                          SLT    STB    Combined    SLT     STB     Combined
                         ------------------------------------------------------

  CORPORATE BONDS AND
  NOTES    38.8%
  Banking and Finance
     10.4%
  ABN AMRO Bank
  (Chicago), N.V., Gtd.
  Sub. Notes,
     7.25%, 5/31/05        340              340    $  329           $    329
  AIG Sunamerica Global
  Financing, Sr. Notes,
  (144a)
     7.40%, 5/5/03         450   3,000    3,450       446   2,971      3,417
  Banco Generale, Sr.
  Sub. Notes, (144a),
  7.70%, 8/1/02            250   2,450    2,700       236   2,310      2,546
  CIT Group, 5.50%,
  2/15/04                  450   3,000    3,450       412   2,745      3,157
  Finova Capital, MTN,
  5.98%, 2/27/01            65               65        62                 62
  First USA Bank,
  7.00%, 8/20/01            65               65        64                 64
  General Electric
  Capital, MTN, 7.50%,
  5/15/05                  240   3,000    3,250       250   2,998      3,248
  HSBC Finance
  Nederland, Sub. Gtd.
  Notes, (144a), 7.40%,
  4/15/03                  160              160       158                158
  Intermediate American
  Development Bank,
  6.375%, 10/22/07         175              175       165                165
  Kansallis-Osake-Pankki
  (New York), Sub.
  Notes, 10.00%, 5/1/02    325              325       337                337
  Marsh and McLennan,
  Sr. Notes, 6.625%,
  6/15/04                  450   3,250    3,700       427   3,081      3,508
  MBNA, Sub. Notes,
  7.25%, 9/15/02           165   2,650    2,815       161   2,591      2,752
  Mercantile Safe
  Deposit & Trust,
  6.53%, 7/3/00            300   4,200    4,500       300   4,195      4,495
  Merrill Lynch, 7.00%,
  3/15/06                  225              225       214                214
  Morgan Guaranty
  Trust, Sub. Notes,
  7.375%, 2/1/02           115   4,000    4,115       114   3,972      4,086
  Potomac Capital
  Investment, MTN,
  (144a), 7.55%,
  11/19/01                 225              225       223                223
  Provident Bank, Sub.
  Notes, 7.125%,
  3/15/03                  225   1,500    1,725       216   1,436      1,652
  Salomon Smith Barney
  Holdings, 7.30%,
  5/15/02                  300   3,250    3,550       297   3,215      3,512
  Union Planters, Sub.
  Notes, 6.25%, 11/1/03    160              160       150                150

  Consumer Products and
  Services    5.9%
  Beckman Instruments,
  Sr. Notes, 7.10%,        315   2,800    3,115       300   2,664      2,964
  3/4/03
                                                                               -----
  Coca-Cola Femsa,         180              180       175                175
  8.95%, 11/1/06
                                                                               -----
  Federated Department
  Stores, Sr. Notes,       250   1,500    1,750       250   1,503      1,753
  8.125%, 10/15/02
                                                                               -----
  Grand Metropolitan
  Investment, Zero         675   3,000    3,675       515   2,289      2,804
  Coupon, 1/6/04
                                                                               -----
  Johnson & Johnson,       380              380       358                358
  6.625%, 9/1/09
                                                                               -----
  Nabisco, 6.125%,         260              260       236                236
  2/1/33
                                                                               -----
  Pepsico, MTN, 5.75%,     250   3,000    3,250       240   2,875      3,115
  1/2/03
                                                                               -----
  Sony, 6.125%, 3/4/03     375   4,025    4,400       363   3,894      4,257
                                                                               -----
  Viacom, 6.75%,           190              190       185                185
  1/15/03
                                                                               -----
  Wal-Mart Stores, Sr.           3,000    3,000             2,960      2,960
  Notes, 6.15%, 8/10/01
                                                                               -----
  Wal-Mart Stores,         425              425       411                411
  6.55%, 8/10/04
                                                                               -----
  Watson
  Pharmaceuticals,         240              240       211                211
  7.125%, 5/15/08
                                                                               -----

                                                                               -----
  Energy    1.2%
                                                                               -----
  PDV America, Sr.         205   1,400    1,605       190   1,298      1,488
  Notes, 7.875%, 8/1/03
                                                                               -----
  YPF Sociedad Anonima,    190   2,400    2,590       181   2,285      2,466
  7.25%, 3/15/03
                                                                               -----

                                                                               -----
  Industrials    6.7%
                                                                               -----
  Caterpillar Financial
  Services, 6.875%,        250   3,250    3,500       241   3,131      3,372
  8/1/04
                                                                               -----
  Daimler Chrysler,        250   3,000    3,250       248   2,977      3,225
  7.125%, 3/1/02
                                                                               -----
  Eaton Offshore, Gtd.     330              330       334                334
  Notes, 9.00%, 2/15/01
                                                                               -----
  Ford Motor Credit,       225   1,500    1,725       221   1,473      1,694
  7.50%, 3/15/05
                                                                               -----
  Lockheed, 6.75%,         205   1,500    1,705       197   1,440      1,637
  3/15/03
                                                                               -----
  McDonnell Douglas
  Finance, Sr. Notes,            2,000    2,000             1,950      1,950
  6.39%, 1/15/02
                                                                               -----
  Parker Hannifin, MTN,    250              250       235                235
  5.65%, 9/15/03
                                                                               -----
  Toyota Motor Credit,     250   3,000    3,250       237   2,840      3,077
  5.625%, 11/13/03
                                                                               -----
  United Technologies,     250   3,000    3,250       241   2,888      3,129
  6.625%, 11/15/04
                                                                               -----
  Waste Management,        310   2,350    2,660       291   2,207      2,498
  6.625%, 7/15/02
                                                                               -----

                                                                               -----
  Media and
  Communications
     3.7%
                                                                               -----
  360 Communications,
  Sr. Notes, 7.125%,       250   3,000    3,250       246   2,955      3,201
  3/1/03
                                                                               -----
  Comcast Cable
  Communications,          360              360       314                314
  6.20%, 11/15/08
                                                                               -----
  Sprint Capital,          340   2,800    3,140       317   2,613      2,930
  5.70%, 11/15/03
                                                                               -----
  U.S. West Capital
  Funding, 6.875%,         250   3,000    3,250       247   2,969      3,216
  8/15/01
                                                                               -----
  Vodafone Airtouch,
  (144a), 7.625%,          390   2,250    2,640       385   2,224      2,609
  2/15/05
                                                                               -----
                                                                      12,270
                                                                               -----

                                                                               -----
  Transportation
     2.8%
                                                                               -----
  Amerco, Sr. Notes,       250   3,000    3,250       236   2,837      3,073
  8.80%, 2/4/05
                                                                               -----
  Delta Air Lines, ETC,     59               59        59                 59
  9.60%, 5/26 - 6/1/00
                                                                               -----
  ERAC USA Finance,
  (144a), 6.375%,          175   2,000    2,175       165   1,881      2,046
  5/15/03
                                                                               -----
  Gatx Capital, 6.875%,    225   1,500    1,725       210   1,398      1,608
  11/1/04
                                                                               -----
  Norfolk Southern,        250   2,000    2,250       246   1,964      2,210
  6.95%, 5/1/02
                                                                               -----
  Norfolk Southern,        125              125       124                124
  7.875%, 2/15/04
                                                                               -----
  Northwest Airlines,      190              190       172                172
  8.375%, 3/15/04
                                                                               -----
                                                                       9,292
                                                                               -----

                                                                               -----
  Utilities    8.1%
                                                                               -----
  CE Electric UK
  Funding, Sr. Notes,
  (144a), 6.853%,          270   2,100    2,370       259   2,018      2,277
  12/30/04
                                                                               -----
  Cleveland Electric,      190              190       190                190
  7.19%, 7/1/00
                                                                               -----
  Entergy Mississippi,     345              345       309                309
  6.45%, 4/1/08
                                                                               -----
  National Rural
  Utilities, 5.00%,        450   4,000    4,450       424   3,771      4,195
  10/1/02
                                                                               -----
  Niagara Mohawk Power,
  Sr. Disc. Notes,         253   3,024    3,277       248   2,957      3,205
  7.375%, 7/1/03
                                                                               -----
  Pacific Gas &
  Electric, 1st Mtg.       215   4,500    4,715       217   4,534      4,751
  Bonds, 8.75%, 1/1/01
                                                                               -----
  Potomac Capital
  Investment, MTN,
  (144a), 7.55%,                 1,500    1,500             1,485      1,485
  11/19/01
                                                                               -----
  Public Service
  Electric & Gas, Mtg.     240   4,350    4,590       238   4,308      4,546
  Bonds, 8.875%, 6/1/03
                                                                               -----
  Utilicorp United, Sr.    250   3,000    3,250       235   2,833      3,068
  Notes, 7.00%, 7/15/04
                                                                               -----
  Williams, 6.125%,        240   2,500    2,740       232   2,418      2,650
  2/15/12
                                                                               -----
                                                                      26,676
                                                                               -----
  Total Corporate Bonds                                              126,847
  and Notes
                                                                               -----

                                                                               -----
  ASSET-BACKED
  SECURITIES    16.1%
                                                                               -----
  Advanta Equipment
  Receivables, 7.56%,      327   1,867    2,194       325   1,858      2,183
  2/15/07
                                                                               -----
  Banc One Auto Grantor
  Trust, 6.27%,             39     760      799        39     757        796
  11/20/03
                                                                               -----
  BMW Vehicle Owner        250   3,000    3,250       245   2,943      3,188
  Trust, 6.54%, 4/25/04
                                                                               -----
  California
  Infrastructure
                                                                               -----
     6.28%, 9/25/05        500   1,900    2,400       475   1,843      2,318
                                                                               -----
     6.42%, 9/25/08        400   1,850    2,250       382   1,766      2,148
                                                                               -----
  Circuit City Credit
  Card Master Trust,             3,000    3,000             3,000      3,000
  6.7525%, 6/15/00
                                                                               -----
  Comed Transitional
  Funding Trust, 5.44%,    530   4,000    4,530       486   3,670      4,156
  3/25/07
                                                                               -----
  Dayton Hudson Credit
  Card Master Trust,       200   3,000    3,200       193   2,897      3,090
  5.90%, 5/25/06
                                                                               -----
  Delta Air Lines,               1,260    1,260             1,260      1,260
  9.60%, 6/1/00
                                                                               -----
  Fingerhut Master         320   3,300    3,620       318   3,280      3,598
  Trust, 6.07%, 2/15/05
                                                                               -----
  First USA Secured
  Notes Trust, 6.50%,      450              450       432                432
  1/18/06
                                                                               -----
  Harley Davidson
  Eaglemark
                                                                               -----
     5.94%, 2/15/04        111     739      850       111     739        850
                                                                               -----
     6.35%, 10/15/02        26     459      485        26     457        483
                                                                               -----
  Heller Equipment
  Asset Trust, 6.65%,      450   3,000    3,450       445   2,969      3,414
  3/14/04
                                                                               -----
  MBNA Asset Backed
  Note Trust, 7.90%,       250              250       243                243
  7/16/07
                                                                               -----
  MBNA Master Credit
  Card Trust
                                                                               -----
     7.45%, 6/16/07        225   1,500    1,725       222   1,481      1,703
                                                                               -----
     7.503%, 6/15/00             3,000    3,000             3,013      3,013
                                                                               -----
  MMCA Automobile          450   3,250    3,700       448   3,237      3,685
  Trust, 6.80%, 8/15/03
                                                                               -----
  Neiman Marcus Credit
  Master Trust, 7.60%,      75     667      742        75     667        742
  6/15/03
                                                                               -----
  New Holland Equipment
  Receivables, 6.80%,      450   3,000    3,450       438   2,922      3,360
  12/15/07
                                                                               -----
  Onyx Acceptance Auto     450   2,000    2,450       438   1,970      2,408
  Trust, 6.76%, 5/15/04
                                                                               -----
  Peco Energy Transport    270   2,650    2,920       261   2,557      2,818
  Trust, 5.63%, 3/1/05
                                                                               -----
  Residential Accredit
  Loans, 7.25%,            435              435       408                408
  11/25/27
                                                                               -----
  WFS Financial Owner      450   3,000    3,450       446   2,971      3,417
  Trust, 7.41%, 9/20/07
                                                                               -----
  Total Asset-Backed                                                  52,713
  Securities
                                                                               -----

                                                                               -----
  U.S. GOVERNMENT
  MORTGAGE-BACKED
  SECURITIES    17.0%
                                                                               -----
  U.S. Government
  Agency Obligations
     14.2%
                                                                               -----
  Federal Home Loan
  Mortgage
                                                                               -----
     5.75%, 6/15/10              5,631    5,631             5,519      5,519
                                                                               -----
     6.00%, 8/15/06 -    1,659  24,999   26,658     1,640  24,294     25,934
  5/15/16
                                                                               -----
     6.40%, 1/15/08              4,000    4,000             3,921      3,921
                                                                               -----
     6.50%, 5/1/05         124              124       120                120
                                                                               -----
     9.00%, 2/1 -                  255      255               256        256
  7/1/02
                                                                               -----
     9.50%, 8/1/01 -               158      158               159        159
  9/1/02
                                                                               -----
     10.00%, 1/1/01 -              144      144               145        145
  10/1/05
                                                                               -----
     10.75%, 12/1/09        76               76        80                 80
                                                                               -----
     11.00%, 8/1 -                  11       11                11         11
  12/1/00
                                                                               -----
     5.75%, 6/15/10        845              845       828                828
                                                                               -----
     6.00%, 8/15/06 -      845              845       814                814
  1/15/08
                                                                               -----
     6.50%, 4/15/21        450              450       438                438
                                                                               -----

                                                                               -----
  Federal National
  Mortgage Assn.
                                                                               -----
     5.50%, 11/1/05                 24       24                24         24
                                                                               -----
     6.00%, 7/1/13 -       345              345       323                323
  11/18/17
                                                                               -----
     9.00%, 5/1/05 -       115   6,997    7,112       112   7,119      7,231
  1/25/08
                                                                               -----
     11.00%, 10/1 -                  6        6                 6          6
  12/1/00
                                                                               -----
  REMIC
                                                                               -----
     9.00%, 1/25/08        614              614       626                626
                                                                               -----

                                                                               -----
  U.S. Government
  Guaranteed
  Obligations    2.8%
                                                                               -----
  Government National
  Mortgage Assn.
                                                                               -----
     I
                                                                               -----
          7.00%,           864   5,757    6,621       852   5,613      6,465
 9/15/12
                                                                               -----
          8.00%,           570              570       570                570
 5/15/07
                                                                               -----
          8.50%,                   214      214               216        216
 2/15/05 - 3/15/06
                                                                               -----
          10.00%,          263              263       279                279
 11/15/09 - 10/15/21
                                                                               -----
          10.50%,                  109      109               118        118
 11/15/15
                                                                               -----
     II, 10.00%,         58             58         61              61
  10/20/20
                                                                               -----
     GPM, I
                                                                               -----
          8.50%,                    36       36                36         36
 1/15/06
                                                                               -----
          9.50%, 8/15 -              5        5                 5          5
 10/15/09
                                                                               -----
          11.00%,                   52       52                57         57
 8/15/10
                                                                               -----
          11.25%,                  194      194               213        213
 6/15/13 - 1/15/16
                                                                               -----
          11.75%,                  589      589               653        653
 8/15/13 - 10/15/15
                                                                               -----
          13.00%,                    7        7                 7          7
 9/15/11
                                                                               -----
     GPM, II, 11.00%,                5        5                 5          5
  9/20/13 - 4/20/14
                                                                               -----
     Midget, I
                                                                               -----
          9.00%,            14     205      219        14     208        222
 4/15/01 - 2/15/06
                                                                               -----
          9.50%,                    60       60                61         61
 5/15/01 - 4/15/05
                                                                               -----
          10.00%,           30     206      236        30     209        239
 8/15/00 - 10/15/04
                                                                               -----
          10.50%,           14               14        14                 14
 8/15/00 - 2/15/01
                                                                               -----
                                                                       9,221
                                                                               -----
  Total U.S. Government
  Mortgage-Backed                                                     55,656
  Securities
                                                                               -----

                                                                               -----
  NON-GOVERNMENT
  ASSET-BACKED
  SECURITIES    5.0%
                                                                               -----
  Advanta Mortgage Loan
  Trust, Interest Only,         18,000   18,000               547        547
  5.00%, 12/25/00 **
                                                                               -----
  EQCC Home Equity Loan
  Trust, 6.159%,           325   2,000    2,325       309   1,905      2,214
  4/15/08
                                                                               -----
  GMAC Commercial
  Mortgage Securities,     406   2,706    3,112       386   2,570      2,956
  6.15%, 5/15/35
                                                                               -----
  Great Western Bank,              753      753               708        708
  ARM, 5.951%, 4/25/00
                                                                               -----
  LB Commercial Conduit
  Mortgage Trust,          520   3,655    4,175       498   3,498      3,996
  6.41%, 8/15/07
                                                                               -----
  Prudential
  Securities, 6.074%,            2,984    2,984             2,797      2,797
  1/15/08
                                                                               -----
  Saxon Asset
  Securities Trust,        500   2,900    3,400       482   2,798      3,280
  6.73%, 2/25/27
                                                                               -----
  Total Non-Government
  Asset-Backed                                                        16,498
  Securities
                                                                               -----

                                                                               -----
  U.S. GOVERNMENT
  OBLIGATIONS/AGENCIES
     5.5%
                                                                               -----
  U.S. Government
  Agency Obligations
    1.2%
                                                                               -----
  Chilbar Shipping,                755      755               753        753
  6.98%, 7/15/01
                                                                               -----
  Federal Home Loan
  Banks, 5.125%,         2,000            2,000     1,867              1,867
  9/15/03
                                                                               -----
  Federal National
  Mortgage Assn.
                                                                               -----
     4.625%, 10/15/01      475              475       460                460
                                                                               -----
     6.375%, 6/15/09       292              292       270                270
                                                                               -----
     7.65%, 10/6/06        280              280       276                276
                                                                               -----
  U.S. Department
  Housing & Urban
  Development, 6.49%,      200              200       194                194
  8/1/07
                                                                               -----
                                                                       3,820
                                                                               -----
  U.S. Treasury
  Obligations    4.3%
                                                                               -----
  U.S Treasury
  Inflation-Indexed
  Notes, 3.625%,         1,415   9,693   11,108     1,403   9,609     11,012
  7/15/02
                                                                               -----
  U.S. Treasury Notes
                                                                               -----
     4.25%, 11/15/03     2,345            2,345     2,175              2,175
                                                                               -----
     7.25%, 5/15/04      1,400            1,400     1,020              1,020
                                                                               -----
                                                                      14,207
                                                                               -----
  Total U.S. Government                                               18,027
  Obligations/Agencies
                                                                               -----

                                                                               -----
  MUNICIPAL BONDS
     0.0%
                                                                               -----
  Taxable Municipal
     0.0%
                                                                               -----
  University of Miami,
  6.90%, 4/1/04 (MBIA       50               50        49                 49
  Insured)
                                                                               -----
  Total Municipal Bonds                                                   49
                                                                               -----

                                                                               -----
  MONEY MARKET FUNDS
     15.9%
                                                                               -----
  Reserve Investment     1,542  50,568   52,110     1,542  50,568     52,110
  Fund, 6.48% #
                                                                               -----
  Total Money Market                                                  52,110
  Funds
                                                                               -----

                                                                               -----
  Total Investments in                                              $321,880
  Securities
                                                                               -----

                                                                               -----
  Other Assets Less                                                    5,216
  Liabilities
                                                                   -----------------

                                                                               -----
  NET ASSETS                                                        $327,096
                                                                   -----------------

  * Certain securities do not conform to the investment program of Short-Term Bond Fund (0.9% of the pro forma combined net assets) and will be eliminated prior to the merger.

 ** For Interest Only securities, par amount represents notional principal, on which the fund receives interest

 #      Seven-day yield

 ARM    Adjustable Rate Mortgage

 CMO    Collateralized Mortgage Obligation

 ETC    Equipment Trust Certificate

 GO     General Obligation

 GPM    Graduated Payment Mortgage

 MBIA   Municipal Bond Investors Assurance Corp

 MTN    Medium Term Note

 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 4.5% of net assets.

 REMIC  Real Estate Mortgage Investment Conduit























     The accompanying notes are an integral part of these pro forma financial statements.

   T. ROWE PRICE SUMMIT LIMITED-TERM BOND FUND

   T. ROWE PRICE SHORT-TERM BOND FUND

   PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

   YEAR ENDED MAY 31, 2000

   ___________________________________________________________________________

   Unaudited







                         Summit

                         Limited-Term        Short-Term Pro Forma Pro Forma

                         Bond Fund  Bond FundAdjustments Combined

                                    Dollar amounts in thousands

   Assets

     Investments in securities, at cost$40,948$288,568    $329,516

     Unrealized gain (loss) on securities(1,286)(6,350)   (7,636)

     Investments in securities, at value39,662282,218     321,880

     Other assets          894      6,656            7,550

   Total assets                    40,556288,874          329,430



   Liabilities

     Other liabilities     131      2,203            2,334

   Total liabilities                  131  2,203          2,334



   NET ASSETS                     $40,425$286,671         $327,096
                                  ---------------         --------



   Net Assets Consist of:

   Accumulated net investment income -

     net of distributions$(193)  $(1,492)         $(1,685)

   Accumulated net realized gain/loss -

     net of distributions(2,641) (38,476)         (41,117)

   Net unrealized gain (loss)     (1,286)(6,350)          (7,636)

   Paid-in-capital applicable to $0.01 par

     value per share capital stock outstanding;

     4,000,000,000 and 1,000,000,000

     shares authorized, respectively44,545332,989         377,534



   NET ASSETS                     $40,425$286,671         $327,096
                                  ---------------         --------



   FUND SHARES OUTSTANDING      9,208,23263,463,031(264,648) 72,406,615



   NET ASSET VALUE PER SHARE        $4.39  $4.52          $4.52
                                    -----  -----          -----









     The accompanying notes are an integral part of these pro forma financial statements.

   T. ROWE PRICE SUMMIT LIMITED-TERM BOND FUND

   T. ROWE PRICE SHORT-TERM BOND FUND

   PRO FORMA COMBINED STATEMENT OF OPERATIONS

   YEAR ENDED MAY 31, 2000

   ___________________________________________________________________________

   Unaudited







                         Summit

                         Limited-Term        Short-Term Pro Forma Pro Forma

                         Bond Fund  Bond FundAdjustments Combined

                                        In thousands

   Investment Income

   Income

     Interest income    $3,268    $19,653          $22,921

     Security lending                  11               11

   Total income                     3,268 19,664          22,932



   Expenses

     Investment management 276      1,276 $(558) Note 2C994

     Shareholder servicing            658     28 Note 2B686

     Custody and accounting           149     22 Note 2A, 2B 171

     Prospectus and shareholder reports       69 4Note 2A, 2B 73

     Legal and audit                   17               17

     Registration                       9      8 Note 2B17

     Directors                          7                7

     Miscellaneous                      4                4

     Total expenses        276      2,189  (496)     1,969

     Expenses paid indirectly         (3)              (3)

     Net expenses          276      2,186  (496)     1,966

   Net investment income            2,992 17,478       496 20,966



   Realized and Unrealized Gain (Loss)

   Net realized gain (loss) on securities(1,313)   (4,753)(6,066)

   Change in net unrealized gain or loss

   on securities                    (460)(2,829)          (3,289)

   Net realized and unrealized gain (loss)         (1,773) (7,582) (9,355)



   INCREASE (DECREASE) IN NET

     ASSETS FROM OPERATIONS$1,219  $9,896   $496   $11,611
                           ------  ------   ----   -------









     The accompanying notes are an integral part of these pro forma financial statements.

T. Rowe Price Short-Term U.S. Government Fund
T. Rowe Price Short-Term Bond Fund
Pro Forma Combined Portfolio of Investments
May 31, 2000

                            Par/Shares (000's)        Market Value (000's)
                         ------------------------------------------------------
                                        Pro Forma                   Pro Forma
                          USG    STB    Combined    USG      STB    Combined
                         ------------------------------------------------------

  CORPORATE BONDS AND
  NOTES    28.8%
  Banking and Finance
     7.9%
  AIG Sunamerica Global
  Financing, Sr. Notes,
  (144a)
     7.40%, 5/5/03               3,000    3,000            $ 2,971  $  2,971
  Associates Corp.
  N.A., MTN, 6.90%,
  7/29/02                1,600            1,600    $1,578              1,578
  Banco Generale, Sr.
  Sub. Notes, (144a),
  7.70%, 8/1/02                  2,450    2,450              2,310     2,310
  CIT Group, 5.50%,
  2/15/04                        3,000    3,000              2,745     2,745
  General Electric
  Capital, MTN, 7.50%,
  5/15/05                        3,000    3,000              2,998     2,998
  Marsh and McLennan,
  Sr. Notes, 6.625%,
  6/15/04                        3,250    3,250              3,081     3,081
  MBNA, Sub. Notes,
  7.25%, 9/15/02                 2,650    2,650              2,591     2,591
  Mercantile Safe
  Deposit & Trust,
  6.53%, 7/3/00                  4,200    4,200              4,195     4,195
  Merrill Lynch, 8.00%,
  2/1/02                 1,220            1,220     1,225              1,225
  Morgan Guaranty
  Trust, Sub. Notes,
  7.375%, 2/1/02                 4,000    4,000              3,972     3,972
  Provident Bank, Sub.
  Notes, 7.125%,
  3/15/03                        1,500    1,500              1,436     1,436
  Salomon Smith Barney
  Holdings, 7.30%,
  5/15/02                        3,250    3,250              3,215     3,215

  Consumer Products and
  Services    4.4%
  Beckman Instruments,
  Sr. Notes, 7.10%,              2,800    2,800              2,664     2,664
  3/4/03
                                                                               -----
  Federated Department
  Stores, Sr. Notes,             1,500    1,500              1,503     1,503
  8.125%, 10/15/02
                                                                               -----
  Grand Metropolitan
  Investment, Zero               3,000    3,000              2,289     2,289
  Coupon, 1/6/04
                                                                               -----
  Pepsico, MTN, 5.75%,           3,000    3,000              2,875     2,875
  1/2/03
                                                                               -----
  Sony, 6.125%, 3/4/03           4,025    4,025              3,894     3,894
                                                                               -----
  Wal-Mart Stores, Sr.   2,000   3,000    5,000     1,974    2,960     4,934
  Notes, 6.15%, 8/10/01
                                                                               -----

                                                                               -----
  Energy    0.9%
                                                                               -----
  PDV America, Sr.               1,400    1,400              1,298     1,298
  Notes, 7.875%, 8/1/03
                                                                               -----
  YPF Sociedad Anonima,          2,400    2,400              2,285     2,285
  7.25%, 3/15/03
                                                                               -----

                                                                               -----
  Industrials    4.6%
                                                                               -----
  Caterpillar Financial
  Services, 6.875%,              3,250    3,250              3,131     3,131
  8/1/04
                                                                               -----
  Daimler Chrysler,              3,000    3,000              2,977     2,977
  7.125%, 3/1/02
                                                                               -----
  Ford Motor Credit,             1,500    1,500              1,473     1,473
  7.50%, 3/15/05
                                                                               -----
  Lockheed, 6.75%,               1,500    1,500              1,440     1,440
  3/15/03
                                                                               -----
  McDonnell Douglas
  Finance, Sr. Notes,            2,000    2,000              1,950     1,950
  6.39%, 1/15/02
                                                                               -----
  Toyota Motor Credit,           3,000    3,000              2,840     2,840
  5.625%, 11/13/03
                                                                               -----
  United Technologies,           3,000    3,000              2,888     2,888
  6.625%, 11/15/04
                                                                               -----
  Waste Management,              2,350    2,350              2,207     2,207
  6.625%, 7/15/02
                                                                               -----

                                                                               -----
  Media and
  Communications
     3.1%
                                                                               -----
  360 Communications,
  Sr. Notes, 7.125%,             3,000    3,000              2,955     2,955
  3/1/03
                                                                               -----
  Southwestern Bell
  Telephone, 6.375%,     2,000            2,000     1,982              1,982
  4/1/01
                                                                               -----
  Sprint Capital,                2,800    2,800              2,613     2,613
  5.70%, 11/15/03
                                                                               -----
  U.S. West Capital
  Funding, 6.875%,               3,000    3,000              2,969     2,969
  8/15/01
                                                                               -----
  Vodafone Airtouch,
  (144a), 7.625%,                2,250    2,250              2,224     2,224
  2/15/05
                                                                               -----

                                                                               -----
  Transportation
     2.0%
                                                                               -----
  Amerco, Sr. Notes,             3,000    3,000              2,837     2,837
  8.80%, 2/4/05
                                                                               -----
  ERAC USA Finance,
  (144a), 6.375%,                2,000    2,000              1,881     1,881
  5/15/03
                                                                               -----
  Gatx Capital, 6.875%,          1,500    1,500              1,398     1,398
  11/1/04
                                                                               -----
  Norfolk Southern,              2,000    2,000              1,964     1,964
  6.95%, 5/1/02
                                                                               -----

                                                                               -----
  Utilities    5.9%
                                                                               -----
  CE Electric UK
  Funding, Sr. Notes,
  (144a), 6.853%,                2,100    2,100              2,018     2,018
  12/30/04
                                                                               -----
  National Rural
  Utilities, 5.00%,              4,000    4,000              3,771     3,771
  10/1/02
                                                                               -----
  Niagara Mohawk Power,
  Sr. Disc. Notes,               3,024    3,024              2,957     2,957
  7.375%, 7/1/03
                                                                               -----
  Pacific Gas &
  Electric, 1st Mtg.             4,500    4,500              4,534     4,534
  Bonds, 8.75%, 1/1/01
                                                                               -----
  Potomac Capital
  Investment, MTN,
  (144a), 7.55%,                 1,500    1,500              1,485     1,485
  11/19/01
                                                                               -----
  Public Service
  Electric & Gas, Mtg.           4,350    4,350              4,308     4,308
  Bonds, 8.875%, 6/1/03
                                                                               -----
  Utilicorp United, Sr.          3,000    3,000              2,833     2,833
  Notes, 7.00%, 7/15/04
                                                                               -----
  Williams, 6.125%,              2,500    2,500              2,418     2,418
  2/15/12
                                                                               -----
                                                                      24,324
                                                                               -----
  Total Corporate Bonds                                              118,112
  and Notes
                                                                               -----

                                                                               -----
  ASSET-BACKED
  SECURITIES    16.6%
                                                                               -----
  Advanta Equipment
  Receivables, 7.56%,      840   1,867    2,707       836    1,858     2,694
  2/15/07
                                                                               -----
  Banc One Auto Grantor
  Trust, 6.27%,                    760      760                757       757
  11/20/03
                                                                               -----
  BMW Vehicle Owner      1,250   3,000    4,250     1,226    2,943     4,169
  Trust, 6.54%, 4/25/04
                                                                               -----
  California
  Infrastructure
                                                                               -----
     6.28%, 9/25/05              1,900    1,900              1,843     1,843
                                                                               -----
     6.42%, 9/25/08              1,850    1,850              1,766     1,766
                                                                               -----
  Case Equipment Loan    1,500            1,500     1,441              1,441
  Trust, 5.77%, 8/15/05
                                                                               -----
  Circuit City Credit
  Card Master Trust,     1,500   3,000    4,500     1,500    3,000     4,500
  6.7525%, 6/15/00
                                                                               -----
  CIT RV Trust, 6.35%,   1,500            1,500     1,487              1,487
  4/15/11
                                                                               -----
  Comed Transitional
  Funding Trust, 5.44%,          4,000    4,000              3,670     3,670
  3/25/07
                                                                               -----
  Dayton Hudson Credit
  Card Master Trust,             3,000    3,000              2,897     2,897
  5.90%, 5/25/06
                                                                               -----
  Delta Air Lines,               1,260    1,260              1,260     1,260
  9.60%, 6/1/00
                                                                               -----
  Fingerhut Master               3,300    3,300              3,280     3,280
  Trust, 6.07%, 2/15/05
                                                                               -----
  Ford Credit Auto
  Owner Trust, 6.40%,    1,300            1,300     1,287              1,287
  10/15/02
                                                                               -----
  Harley Davidson
  Eaglemark
                                                                               -----
     5.94%, 2/15/04                739      739                739       739
                                                                               -----
     6.35%, 10/15/02               459      459                457       457
                                                                               -----
  Heller Equipment
  Asset Trust, 6.65%,    1,500   3,000    4,500     1,485    2,969     4,454
  3/14/04
                                                                               -----
  MBNA Master Credit
  Card Trust
                                                                               -----
     7.45%, 6/16/07              1,500    1,500              1,481     1,481
                                                                               -----
     7.503%, 6/15/00             3,000    3,000              3,013     3,013
                                                                               -----
  MMCA Automobile        1,500   3,250    4,750     1,494    3,237     4,731
  Trust, 6.80%, 8/15/03
                                                                               -----
  Neiman Marcus Credit
  Master Trust, 7.60%,             667      667                667       667
  6/15/03
                                                                               -----
  New Holland Equipment
  Receivables, 6.80%,            3,000    3,000              2,922     2,922
  12/15/07
                                                                               -----
  Nissan Auto
  Receivables, 7.17%,    1,000            1,000       994                994
  8/15/04
                                                                               -----
  Onyx Acceptance Auto   2,000   2,000    4,000     1,970    1,970     3,940
  Trust, 6.76%, 5/15/04
                                                                               -----
  Peco Energy
  Transition Trust,      1,000            1,000       998                998
  6.4475%, 9/1/00
                                                                               -----
  Peco Energy Transport          2,650    2,650              2,557     2,557
  Trust, 5.63%, 3/1/05
                                                                               -----
  Prime Credit Card
  Master Trust, 6.75%,   2,000            2,000     1,977              1,977
  11/15/05
                                                                               -----
  Puget Sound Energy
  Conservation, 6.23%,   1,410            1,410     1,386              1,386
  7/11/02
                                                                               -----
  Wachovia Credit Card
  Master Trust,          1,300            1,300     1,298              1,298
  6.6725%, 6/15/00
                                                                               -----
  WFS Financial Owner    1,000   3,000    4,000       990    2,971     3,961
  Trust, 7.41%, 9/20/07
                                                                               -----
  World Financial
  Network Credit Master
  Trust, 6.8525%,        1,500            1,500     1,499              1,499
  6/15/00
                                                                               -----
  Total Asset-Backed                                                  68,125
  Securities
                                                                               -----

                                                                               -----
  U.S. GOVERNMENT
  MORTGAGE-BACKED
  SECURITIES    25.5%
                                                                               -----
  U.S. Government
  Agency ARM    0.5%
                                                                               -----
  Federal National
  Mortgage Assn.
                                                                               -----
     5.875%, 8/1/17         42               42        41                 41
                                                                               -----
     6.125%, 11/1/17        55               55        54                 54
                                                                               -----
     6.149%, 3/1/19          7                7         7                  7
                                                                               -----
     6.151%, 5/1/17 -      854              854       830                830
  5/1/31
                                                                               -----
     6.21%, 3/1/18          22               22        21                 21
                                                                               -----
     6.217%, 12/1/16 -     479              479       464                464
  7/1/27
                                                                               -----
     6.227%, 5/1/24         86               86        83                 83
                                                                               -----
     6.244%, 3/1/20         63               63        62                 62
                                                                               -----
     6.25%, 6/1 -          118              118       115                115
  7/1/18
                                                                               -----
     6.252%, 12/1/17 -     280              280       272                272
  11/1/20
                                                                               -----
     6.817%, 10/1/14         9                9         9                  9
                                                                               -----
     7.93%, 11/1/21        121              121       121                121
                                                                               -----

                                                                               -----
  U.S. Government
  Agency Obligations
     20.6%
                                                                               -----
  Federal Home Loan
  Mortgage
                                                                               -----
     5.75%, 6/15/10              5,631    5,631              5,519     5,519
                                                                               -----
     6.00%, 8/15/06 -           24,999   24,999             24,294    24,294
  5/15/16
                                                                               -----
     6.40%, 1/15/08              4,000    4,000              3,921     3,921
                                                                               -----
     7.75%, 8/15/21      1,847            1,847     1,837              1,837
                                                                               -----
     9.00%, 2/1 -                  255      255                256       256
  7/1/02
                                                                               -----
     9.50%, 8/1/01 -               158      158                159       159
  9/1/02
                                                                               -----
     10.00%, 1/1/01 -              144      144                145       145
  10/1/05
                                                                               -----
     11.00%, 8/1 -                  11       11                 11        11
  12/1/00
                                                                               -----
  5 year balloon
                                                                               -----
     6.50%, 9/1/02       2,302            2,302     2,262              2,262
                                                                               -----
     7.00%, 9/1/01       1,230            1,230     1,221              1,221
                                                                               -----
  7 year balloon
                                                                               -----
     6.50%, 8/1 -        1,483            1,483     1,435              1,435
  12/1/03
                                                                               -----
     7.00%, 8/1/01         600              600       596                596
                                                                               -----
  REMIC
                                                                               -----
     5.60%, 1/15/08      2,000            2,000     1,960              1,960
                                                                               -----
     5.75%, 6/15/10      1,877            1,877     1,840              1,840
                                                                               -----
     5.85%, 11/15/17        48               48        48                 48
                                                                               -----

                                                                               -----
  Federal National
  Mortgage Assn.
                                                                               -----
     5.50%, 11/1/05                 24       24                 24        24
                                                                               -----
     6.00%, 7/1/13 -     7,193            7,193     6,896              6,896
  11/18/17
                                                                               -----
     9.00%, 5/1/05 -             6,997    6,997              7,119     7,119
  1/25/08
                                                                               -----
     11.00%, 10/1 -                  6        6                  6         6
  12/1/00
                                                                               -----
  7 year balloon
                                                                               -----
     7.00%, 6/1 -        3,080            3,080     3,007              3,007
  9/1/03
                                                                               -----
     7.50%, 8/1/01          88               88        88                 88
                                                                               -----
  REMIC
                                                                               -----
     5.75%, 6/25/06        212              212       211                211
                                                                               -----
     6.00%, 10/18/14 -   6,000            6,000     5,843              5,843
  5/18/17
                                                                               -----
     6.10%, 8/25/21      1,205            1,205     1,180              1,180
                                                                               -----
     6.50%, 6/18/11      5,000            5,000     4,814              4,814
                                                                               -----
     7.00%, 4/18/22      4,000            4,000     3,961              3,961
                                                                               -----
     Principal Only,     5,193            5,193     4,503              4,503
  9/25/00 - 10/25/03
                                                                               -----
     Inverse Floater,    1,359            1,359     1,264              1,264
  VR, 6.243%, 10/25/21
                                                                               -----

                                                                               -----
  U.S. Government
  Guaranteed
  Obligations    4.4%
                                                                               -----
  Government National
  Mortgage Assn.
                                                                               -----
     I
                                                                               -----
          7.00%,         1,919   5,757    7,676     1,871    5,613     7,484
 9/15/12
                                                                               -----
          8.50%,                   214      214                216       216
 2/15/05 - 3/15/06
                                                                               -----
          10.50%,                  109      109                118       118
 11/15/15
                                                                               -----
          11.50%,        1,321            1,321     1,450              1,450
 3/15/10 - 12/15/15
                                                                               -----
     GPM, I
                                                                               -----
          8.50%,                    36       36                 36        36
 1/15/06
                                                                               -----
          9.50%, 8/15 -              5        5                  5         5
 10/15/09
                                                                               -----
          11.00%,                   52       52                 57        57
 8/15/10
                                                                               -----
          11.25%,                  194      194                213       213
 6/15/13 - 1/15/16
                                                                               -----
          11.75%,                  589      589                653       653
 8/15/13 - 10/15/15
                                                                               -----
          13.00%,                    7        7                  7         7
 9/15/11
                                                                               -----
     GPM, II, 11.00%,                5        5                  5         5
  9/20/13 - 4/20/14
                                                                               -----
     Midget, I
                                                                               -----
          9.00%,                   205      205                208       208
 4/15/01 - 2/15/06
                                                                               -----
          9.50%,                    60       60                 61        61
 5/15/01 - 4/15/05
                                                                               -----
          10.00%,                  206      206                209       209
 8/15/00 - 10/15/04
                                                                               -----
     REMIC
                                                                               -----
          6.00%,         5,000            5,000     4,733              4,733
 10/16/25
                                                                               -----
          9.00%,         2,585            2,585     2,592              2,592
 7/20/23
                                                                               -----
                                                                      18,047
                                                                               -----
  Total U.S. Government
  Mortgage-Backed                                                    104,546
  Securities
                                                                               -----

                                                                               -----
  NON-GOVERNMENT
  ASSET-BACKED
  SECURITIES    5.1%
                                                                               -----
  Advanta Mortgage Loan
  Trust, Interest Only,         18,000   18,000                547       547
  5.00%, 12/25/00 **
                                                                               -----
  EQCC Home Equity Loan
  Trust, 6.159%,         2,020   2,000    4,020     1,924    1,905     3,829
  4/15/08
                                                                               -----
  GMAC Commercial
  Mortgage Securities,   1,804   2,706    4,510     1,714    2,570     4,284
  6.15%, 5/15/35
                                                                               -----
  Great Western Bank,              753      753                708       708
  ARM, 5.951%, 4/25/00
                                                                               -----
  LB Commercial Conduit
  Mortgage Trust,                3,655    3,655              3,498     3,498
  6.41%, 8/15/07
                                                                               -----
  Prudential
  Securities, 6.074%,    1,108   2,984    4,092     1,039    2,797     3,836
  1/15/08
                                                                               -----
  Ryland Mercury
  Savings Trust,           181              181       180                180
  6.11378%, 6/1/00
                                                                               -----
  Saxon Asset
  Securities Trust,      1,207   2,900    4,107     1,164    2,798     3,962
  6.73%, 2/25/27
                                                                               -----
  Total Non-Government
  Asset-Backed                                                        20,844
  Securities
                                                                               -----

                                                                               -----
  U.S. GOVERNMENT
  OBLIGATIONS/AGENCIES
     7.4%
                                                                               -----
  U.S. Government
  Agency Obligations
    0.2%
                                                                               -----
  Chilbar Shipping,                755      755                753       753
  6.98%, 7/15/01
                                                                               -----
                                                                         753
                                                                               -----
  U.S. Government
  Guaranteed
  Obligations    0.7%
                                                                               -----
  Federal Home Loan
  Mortgage, Deb.,        3,000            3,000     2,902              2,902
  5.50%, 5/15/02
                                                                               -----
                                                                       2,902
                                                                               -----
  U.S. Treasury
  Obligations    6.5%
                                                                               -----
  U.S. Treasury
  Inflation-Indexed
  Notes, 3.625%,         8,010   9,693   17,703     7,941    9,609    17,550
  7/15/02
                                                                               -----
  U.S. Treasury Notes
                                                                               -----
     5.75%, 11/30/02     1,350            1,350     1,320              1,320
                                                                               -----
     6.625%, 4/30/02     7,750            7,750     7,729              7,729
                                                                               -----
                                                                      26,599
                                                                               -----
  Total U.S. Government                                               30,254
  Obligations/Agencies
                                                                               -----

                                                                               -----
  SHORT-TERM
  INVESTMENTS    0.9%
                                                                               -----
  Certificates of
  Deposit    0.7%
                                                                               -----
  Bank of Montreal,      1,000            1,000     1,000              1,000
  6.38%, 6/8/00
                                                                               -----
  National Westminster   1,000            1,000       999                999
  Bank, 7.26%, 5/9/01
                                                                               -----
  Norddeutsche
  Landesbank, 7.30%,     1,000            1,000       999                999
  5/11/01
                                                                               -----
                                                                       2,998
                                                                               -----
  Commercial Paper
     0.2%
                                                                               -----
  Santander Finance,     1,000            1,000       999                999
  6.34%, 6/5/00
                                                                               -----
                                                                         999
                                                                               -----
  Total Short-Term                                                     3,997
  Investments
                                                                               -----

                                                                               -----
  MONEY MARKET FUNDS
     14.5%
                                                                               -----
  Reserve Investment            50,568   50,568             50,568    50,568
  Fund, 6.48% #
                                                                               -----
  Government Reserve
  Investment Fund,       8,770            8,770     8,770              8,770
  6.08% #
                                                                               -----
  Total Money Market                                                  59,338
  Funds
                                                                               -----

                                                                               -----
  Total Investments in                                              $405,216
  Securities
                                                                               -----

                                                                               -----
  Other Assets Less                                                    5,717
  Liabilities
                                                                    ----------------

                                                                               -----
  NET ASSETS                                                        $410,170
                                                                    ----------------

 ** For Interest Only securities, par amount represents notional principal, on which the fund receives interest

 #      Seven-day yield

 ARM    Adjustable Rate Mortgage

 GPM    Graduated Payment Mortgage

 MTN    Medium Term Note

 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 3.1% of net assets.

 Inverse Floater
        Inverse floating rate note; interest rate is inversely tied to a published index -

        Rate shown reflects current rate as of 5/31/00.

 REMIC  Real Estate Mortgage Investment Conduit

 VR     Variable Rate

     The accompanying notes are an integral part of these pro forma financial statements.

   T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND

   T. ROWE PRICE SHORT-TERM BOND FUND

   PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

   YEAR ENDED MAY 31, 2000

   ___________________________________________________________________________

   Unaudited







                         Short-Term

                         U.S Government      Short-Term Pro Forma Pro Forma

                         Fund       Bond FundAdjustments Combined

                                    Dollar amounts in thousands

   Assets

     Investments in securities, at cost$125,678$288,568   $414,246

     Unrealized gain (loss) on securities(2,680)(6,350)   (9,030)

     Investments in securities, at value122,998282,218    405,216

     Other assets          905      6,656            7,561

   Total assets                   123,903288,874          412,777



   Liabilities

     Other liabilities     404      2,203            2,607

   Total liabilities                  404  2,203          2,607



   NET ASSETS                    $123,499$286,671         $410,170
                                 ----------------         --------





   Net Assets Consist of:

   Accumulated net investment income -

     net of distributions$(562)  $(1,492)         $(2,054)

   Accumulated net realized gain/loss -

     net of distributions(13,038)(38,476)         (51,514)

   Net unrealized gain (loss)     (2,680)(6,350)          (9,030)

   Paid-in-capital applicable to $0.01 par

     value per share capital stock outstanding;

     1,000,000,000 shares authorized139,779332,989        472,768



   NET ASSETS                    $123,499$286,671         $410,170
                                 ----------------         --------



   FUND SHARES OUTSTANDING     27,491,52763,463,031(168,740) 90,785,818



   NET ASSET VALUE PER SHARE        $4.49  $4.52          $4.52
                                    -----  -----          -----









     The accompanying notes are an integral part of these pro forma financial statements.

   T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND

   T. ROWE PRICE SHORT-TERM BOND FUND

   PRO FORMA COMBINED STATEMENT OF OPERATIONS

   YEAR ENDED MAY 31, 2000

   ___________________________________________________________________________

   Unaudited







                         Short-Term

                         U.S Government      Short-Term Pro Forma Pro Forma

                         Fund       Bond FundAdjustments Combined

                                        In thousands

   Investment Income

   Income

     Interest income    $8,175    $19,653          $27,828

     Security lending                  11               11

     Total income        8,175     19,664           27,839



   Expenses

     Investment management 474      1,276 $(541) Note 2D1,209

     Shareholder servicing 216        658              874

     Custody and accounting133        149  (113) Note 2A169

     Prospectus and shareholder reports41     69 (2)Note 2A 108

     Registration           18          9               27

     Legal and audit        17         17   (17) Note 2A17

     Directors               6          7    (6) Note 2A 7

     Miscellaneous           4          4    (4) Note 2A 4

     Total expenses        909      2,189  (683)     2,415

     Expenses paid indirectly(3)      (3)              (6)

     Net expenses          906      2,186  (683)     2,409

   Net investment income      7,26917,478    683    25,430



   Realized and Unrealized Gain (Loss)

   Net realized gain (loss) on securities(1,922)(4,753)   (6,675)

   Change in net unrealized gain or loss

     on securities     (1,273)    (2,829)          (4,102)

   Net realized and unrealized gain (loss)(3,195)  (7,582)(10,777)



   INCREASE (DECREASE) IN NET

     ASSETS FROM OPERATIONS$4,074  $9,896   $683   $14,653
                           ------  ------   ----   -------









     The accompanying notes are an integral part of these pro forma financial statements.

T. Rowe Price Short-Term U.S. Government Fund
T. Rowe Price Summit Limited-Term Bond Fund
T. Rowe Price Short-Term Bond Fund
Pro Forma Combined Portfolio of Investments
May 31, 2000

                               Par/Shares (000's)                Market Value (000's)
                         ----------------------------------------------------------------------
                                               Pro Forma                           Pro Forma*
                          USG    SLT    STB    Combined    USG     SLT      STB     Combined
                         ----------------------------------------------------------------------

  CORPORATE BONDS AND
  NOTES    29.7%
  Banking and Finance
     8.2%
  ABN AMRO Bank
  (Chicago), N.V., Gtd.
  Sub. Notes,
     7.25%, 5/31/05               340              340            $  329            $    329
  AIG Sunamerica Global
  Financing, Sr. Notes,
  (144a)
     7.40%, 5/5/03                450   3,000    3,450               446  $ 2,971      3,417
  Associates Corp.
  N.A., MTN, 6.90%,
  7/29/02                1,600                   1,600    $1,578                       1,578
  Banco Generale, Sr.
  Sub. Notes, (144a),
  7.70%, 8/1/02                   250   2,450    2,700               236    2,310      2,546
  CIT Group, 5.50%,
  2/15/04                         450   3,000    3,450               412    2,745      3,157
  Finova Capital, MTN,
  5.98%, 2/27/01                   65               65                62                  62
  First USA Bank,
  7.00%, 8/20/01                   65               65                64                  64
  General Electric
  Capital, MTN, 7.50%,
  5/15/05                         250   3,000    3,250               250    2,998      3,248
  HSBC Finance
  Nederland, Sub. Gtd.
  Notes, (144a), 7.40%,
  4/15/ 03                        160              160               158                 158
  Intermediate American
  Development Bank,
  6.375%, 10/22/07                175              175               165                 165
  Kansallis-Osake-Pankki
  (New York), Sub.
  Notes, 10.00%, 5/1/02           325              325               337                 337
  Marsh and McLennan,
  Sr. Notes, 6.625%,
  6/15/04                         450   3,250    3,700               427    3,081      3,508
  MBNA, Sub. Notes,
  7.25%, 9/15/02                  165   2,650    2,815               161    2,591      2,752
  Mercantile Safe
  Deposit & Trust,
  6.53%, 7/3/00                   300   4,200    4,500               300    4,195      4,495
  Merrill Lynch, 7.00%,
  3/15/06                         225              225               214                 214
  Merrill Lynch, 8.00%,
  2/1/02                 1,220                   1,220     1,225                       1,225
  Morgan Guaranty
  Trust, Sub. Notes,
  7.375%, 2/1/02                  115   4,000    4,115               114    3,972      4,086
  Potomac Capital
  Investment, MTN,
  (144a), 7.55%,
  11/19/01                        225              225               223                 223
  Provident Bank, Sub.
  Notes, 7.125%,
  3/15/03                         225   1,500    1,725               216    1,436      1,652
  Salomon Smith Barney
  Holdings, 7.30%,
  5/15/02                         300   3,250    3,550               297    3,215      3,512
  Union Planters, Sub.
  Notes, 6.25%, 11/1/03           160              160               150                 150

  Consumer Products and
  Services    4.7%
  Beckman Instruments,
  Sr. Notes, 7.10%,               315   2,800    3,115               300    2,664      2,964
  3/4/03
                                                                                               -----
  Coca-Cola Femsa,                180              180               175                 175
  8.95%, 11/1/06
                                                                                               -----
  Federated Department
  Stores, Sr. Notes,              250   1,500    1,750               250    1,503      1,753
  8.125%, 10/15/02
                                                                                               -----
  Grand Metropolitan
  Investment, Zero                675   3,000    3,675               515    2,289      2,804
  Coupon, 1/6/04
                                                                                               -----
  Johnson & Johnson,              380              380               358                 358
  6.625%, 9/1/09
                                                                                               -----
  Nabisco, 6.125%,                260              260               236                 236
  2/1/33
                                                                                               -----
  Pepsico, MTN, 5.75%,            250   3,000    3,250               240    2,875      3,115
  1/2/03
                                                                                               -----
  Sony, 6.125%, 3/4/03            375   4,025    4,400               363    3,894      4,257
                                                                                               -----
  Viacom, 6.75%,                  190              190               185                 185
  1/15/03
                                                                                               -----
  Wal-Mart Stores, Sr.   2,000          3,000    5,000     1,974            2,960      4,934
  Notes, 6.15%, 8/10/01
                                                                                               -----
  Wal-Mart Stores,                425              425               411                 411
  6.55%, 8/10/04
                                                                                               -----
  Watson
  Pharmaceuticals,                240              240               211                 211
  7.125%, 5/15/08
                                                                                               -----

                                                                                               -----
  Energy    0.9%
                                                                                               -----
  PDV America, Sr.                205   1,400    1,605               190    1,298      1,488
  Notes, 7.875%, 8/1/03
                                                                                               -----
  YPF Sociedad Anonima,           190   2,400    2,590               181    2,285      2,466
  7.25%, 3/15/03
                                                                                               -----

                                                                                               -----
  Industrials    4.7%
                                                                                               -----
  Caterpillar Financial
  Services, 6.875%,               250   3,250    3,500               241    3,131      3,372
  8/1/04
                                                                                               -----
  Daimler Chrysler,               250   3,000    3,250               248    2,977      3,225
  7.125%, 3/1/02
                                                                                               -----
  Eaton Offshore, Gtd.            330              330               334                 334
  Notes, 9.00%, 2/15/01
                                                                                               -----
  Ford Motor Credit,              225   1,500    1,725               221    1,473      1,694
  7.50%, 3/15/05
                                                                                               -----
  Lockheed, 6.75%,                205   1,500    1,705               197    1,440      1,637
  3/15/03
                                                                                               -----
  McDonnell Douglas
  Finance, Sr. Notes,                   2,000    2,000                      1,950      1,950
  6.39%, 1/15/02
                                                                                               -----
  Parker Hannifin, MTN,           250              250               235                 235
  5.65%, 9/15/03
                                                                                               -----
  Toyota Motor Credit,            250   3,000    3,250               237    2,840      3,077
  5.625%, 11/13/03
                                                                                               -----
  United Technologies,            250   3,000    3,250               241    2,888      3,129
  6.625%, 11/15/04
                                                                                               -----
  Waste Management,               310   2,350    2,660               291    2,207      2,498
  6.625%, 7/15/02
                                                                                               -----

                                                                                               -----
  Media and
  Communications
     3.2%
                                                                                               -----
  360 Communications,
  Sr. Notes, 7.125%,              250   3,000    3,250               246    2,955      3,201
  3/1/03
                                                                                               -----
  Comcast Cable
  Communications,                 360              360               314                 314
  6.20%, 11/15/08
                                                                                               -----
  Southwestern Bell
  Telephone, 6.375%,     2,000                   2,000     1,982                       1,982
  4/1/01
                                                                                               -----
  Sprint Capital,                 340   2,800    3,140               317    2,613      2,930
  5.70%, 11/15/03
                                                                                               -----
  U.S. West Capital
  Funding, 6.875%,                250   3,000    3,250               247    2,969      3,216
  8/15/01
                                                                                               -----
  Vodafone Airtouch,
  (144a), 7.625%,                 390   2,250    2,640               385    2,224      2,609
  2/15/05
                                                                                               -----

                                                                                               -----
  Transportation
     2.1%
                                                                                               -----
  Amerco, Sr. Notes,              250   3,000    3,250               236    2,837      3,073
  8.80%, 2/4/05
                                                                                               -----
  Delta Air Lines, ETC,            59               59                59                  59
  9.60%, 5/26 - 6/1/00
                                                                                               -----
  ERAC USA Finance,
  (144a), 6.375%,                 175   2,000    2,175               165    1,881      2,046
  5/15/03
                                                                                               -----
  Gatx Capital, 6.875%,           225   1,500    1,725               210    1,398      1,608
  11/1/04
                                                                                               -----
  Norfolk Southern,               250   2,000    2,250               246    1,964      2,210
  6.95%, 5/1/02
                                                                                               -----
  Norfolk Southern,               125              125               124                 124
  7.875%, 2/15/04
                                                                                               -----
  Northwest Airlines,             190              190               172                 172
  8.375%, 3/15/04
                                                                                               -----
                                                                                       9,292
                                                                                               -----
  Utilities    5.9%
                                                                                               -----
  CE Electric UK
  Funding, Sr. Notes,
  (144a), 6.853%,                 270   2,100    2,370               259    2,018      2,277
  12/30/04
                                                                                               -----
  Cleveland Electric,             190              190               190                 190
  7.19%, 7/1/00
                                                                                               -----
  Entergy Mississippi,            345              345               309                 309
  6.45%, 4/1/08
                                                                                               -----
  National Rural
  Utilities, 5.00%,               450   4,000    4,450               424    3,771      4,195
  10/1/02
                                                                                               -----
  Niagara Mohawk Power,
  Sr. Disc. Notes,                253   3,024    3,277               248    2,957      3,205
  7.375%, 7/1/03
                                                                                               -----
  Pacific Gas &
  Electric, 1st Mtg.              215   4,500    4,715               217    4,534      4,751
  Bonds, 8.75%, 1/1/01
                                                                                               -----
  Potomac Capital
  Investment, MTN,
  (144a), 7.55%,                        1,500    1,500                      1,485      1,485
  11/19/01
                                                                                               -----
  Public Service
  Electric & Gas, Mtg.            240   4,350    4,590               238    4,308      4,546
  Bonds, 8.875%, 6/1/03
                                                                                               -----
  Utilicorp United, Sr.           250   3,000    3,250               235    2,833      3,068
  Notes, 7.00%, 7/15/04
                                                                                               -----
  Williams, 6.125%,               240   2,500    2,740               232    2,418      2,650
  2/15/12
                                                                                               -----
                                                                                      26,676
                                                                                               -----
  Total Corporate Bonds                                                              133,606
  and Notes
                                                                                               -----

                                                                                               -----
  ASSET-BACKED
  SECURITIES    16.6%
                                                                                               -----
  Advanta Equipment
  Receivables, 7.56%,      840    327   1,867    3,034       836     325    1,858      3,019
  2/15/07
                                                                                               -----
  Banc One Auto Grantor
  Trust, 6.27%,                    39     760      799                39      757        796
  11/20/03
                                                                                               -----
  BMW Vehicle Owner      1,250    250   3,000    4,500     1,226     245    2,943      4,414
  Trust, 6.54%, 4/25/04
                                                                                               -----
  California
  Infrastructure
                                                                                               -----
     6.28%, 9/25/05               500   1,900    2,400               475    1,843      2,318
                                                                                               -----
     6.42%, 9/25/08               400   1,850    2,250               382    1,766      2,148
                                                                                               -----
  Case Equipment Loan    1,500                   1,500     1,441                       1,441
  Trust, 5.77%, 8/15/05
                                                                                               -----
  Circuit City Credit
  Card Master Trust,     1,500          3,000    4,500     1,500            3,000      4,500
  6.7525%, 6/15/00
                                                                                               -----
  CIT RV Trust, 6.35%,   1,500                   1,500     1,487                       1,487
  4/15/11
                                                                                               -----
  Comed Transitional
  Funding Trust, 5.44%,           530   4,000    4,530               486    3,670      4,156
  3/25/07
                                                                                               -----
  Dayton Hudson Credit
  Card Master Trust,              200   3,000    3,200               193    2,897      3,090
  5.90%, 5/25/06
                                                                                               -----
  Delta Air Lines,                      1,260    1,260                      1,260      1,260
  9.60%, 6/1/00
                                                                                               -----
  Fingerhut Master                320   3,300    3,620               318    3,280      3,598
  Trust, 6.07%, 2/15/05
                                                                                               -----
  First USA Secured
  Notes Trust, 6.50%,             450              450               432                 432
  1/18/06
                                                                                               -----
  Ford Credit Auto
  Owner Trust, 6.40%,    1,300                   1,300     1,287                       1,287
  10/15/02
                                                                                               -----
  Harley Davidson
  Eaglemark
                                                                                               -----
     5.94%, 2/15/04               111     739      850               111      739        850
                                                                                               -----
     6.35%, 10/15/02               26     459      485                26      457        483
                                                                                               -----
  Heller Equipment
  Asset Trust, 6.65%,    1,500    450   3,000    4,950     1,485     445    2,969      4,899
  3/14/04
                                                                                               -----
  MBNA Asset Backed
  Note Trust, 7.90%,              250              250               243                 243
  7/16/07
                                                                                               -----
  MBNA Master Credit
  Card Trust
                                                                                               -----
     7.45%, 6/16/07               225   1,500    1,725               222    1,481      1,703
                                                                                               -----
     7.503%, 6/15/00                    3,000    3,000                      3,013      3,013
                                                                                               -----
  MMCA Automobile        1,500    450   3,250    5,200     1,494     448    3,237      5,179
  Trust, 6.80%, 8/15/03
                                                                                               -----
  Neiman Marcus Credit
  Master Trust, 7.60%,             75     667      742                75      667        742
  6/15/03
                                                                                               -----
  New Holland Equipment
  Receivables, 6.80%,             450   3,000    3,450               438    2,922      3,360
  12/15/07
                                                                                               -----
  Nissan Auto
  Receivables, 7.17%,    1,000                   1,000       994                         994
  8/15/04
                                                                                               -----
  Onyx Acceptance Auto   2,000    450   2,000    4,450     1,970     438    1,970      4,378
  Trust, 6.76%, 5/15/04
                                                                                               -----
  Peco Energy
  Transition Trust,      1,000                   1,000       998                         998
  6.4475%, 9/1/00
                                                                                               -----
  Peco Energy Transport           270   2,650    2,920               261    2,557      2,818
  Trust, 5.63%, 3/1/05
                                                                                               -----
  Prime Credit Card
  Master Trust, 6.75%,   2,000                   2,000     1,977                       1,977
  11/15/05
                                                                                               -----
  Puget Sound Energy
  Conservation, 6.23%,   1,410                   1,410     1,386                       1,386
  7/11/02
                                                                                               -----
  Residential Accredit
  Loans, 7.25%,                   435              435               408                 408
  11/25/27
                                                                                               -----
  Wachovia Credit Card
  Master Trust,          1,300                   1,300     1,298                       1,298
  6.6725%, 6/15/00
                                                                                               -----
  WFS Financial Owner    1,000    450   3,000    4,450       990     446    2,971      4,407
  Trust, 7.41%, 9/20/07
                                                                                               -----
  World Financial
  Network Credit Master
  Trust, 6.8525%,        1,500                   1,500     1,499                       1,499
  6/15/00
                                                                                               -----
  Total Asset-Backed                                                                  74,581
  Securities
                                                                                               -----

                                                                                               -----
  U.S. GOVERNMENT
  MORTGAGE-BACKED
  SECURITIES    24.7%
                                                                                               -----
  U.S. Government
  Agency ARM    0.5%
                                                                                               -----
  Federal National
  Mortgage Assn.
                                                                                               -----
     5.875%, 8/1/17         42                      42        41                          41
                                                                                               -----
     6.125%, 11/1/17        55                      55        54                          54
                                                                                               -----
     6.149%, 3/1/19          7                       7         7                           7
                                                                                               -----
     6.151%, 5/1/17 -      854                     854       830                         830
  5/1/31
                                                                                               -----
     6.21%, 3/1/18          22                      22        21                          21
                                                                                               -----
     6.217%, 12/1/16 -     479                     479       464                         464
  7/1/27
                                                                                               -----
     6.227%, 5/1/24         86                      86        83                          83
                                                                                               -----
     6.244%, 3/1/20         63                      63        62                          62
                                                                                               -----
     6.25%, 6/1 -          118                     118       115                         115
  7/1/18
                                                                                               -----
     6.252%, 12/1/17 -     280                     280       272                         272
  11/1/20
                                                                                               -----
     6.817%, 10/1/14         9                       9         9                           9
                                                                                               -----
     7.93%, 11/1/21        121                     121       121                         121
                                                                                               -----

                                                                                               -----
  U.S. Government
  Agency Obligations
     19.8%
                                                                                               -----
  Federal Home Loan
  Mortgage
                                                                                               -----
     5.75%, 6/15/10                     5,631    5,631                      5,519      5,519
                                                                                               -----
     6.00%, 8/15/06 -           1,659  24,999   26,658             1,640   24,294     25,934
  5/15/16
                                                                                               -----
     6.40%, 1/15/08                     4,000    4,000                      3,921      3,921
                                                                                               -----
     6.50%, 5/1/05                124              124               120                 120
                                                                                               -----
     7.75%, 8/15/21      1,847                   1,847     1,837                       1,837
                                                                                               -----
     9.00%, 2/1 -                         255      255                        256        256
  7/1/02
                                                                                               -----
     9.50%, 8/1/01 -                      158      158                        159        159
  9/1/02
                                                                                               -----
     10.00%, 1/1/01 -                     144      144                        145        145
  10/1/05
                                                                                               -----
     10.75%, 12/1/09               76               76                80                  80
                                                                                               -----
     11.00%, 8/1 -                         11       11                         11         11
  12/1/00
                                                                                               -----
  5 year balloon
                                                                                               -----
     6.50%, 9/1/02       2,302                   2,302     2,262                       2,262
                                                                                               -----
     7.00%, 9/1/01       1,230                   1,230     1,221                       1,221
                                                                                               -----
  7 year balloon
                                                                                               -----
     6.50%, 8/1 -        1,483                   1,483     1,435                       1,435
  12/1/03
                                                                                               -----
     7.00%, 8/1/01         600                     600       596                         596
                                                                                               -----
  REMIC
                                                                                               -----
     5.60%, 1/15/08      2,000                   2,000     1,960                       1,960
                                                                                               -----
     5.75%, 6/15/10      1,877    845            2,722     1,840     828               2,668
                                                                                               -----
     5.85%, 11/15/17        48                      48        48                          48
                                                                                               -----
     6.00%, 8/15/06 -             845              845               814                 814
  1/15/08
                                                                                               -----
     6.50%, 4/15/21               450              450               438                 438
                                                                                               -----

                                                                                               -----
  Federal National
  Mortgage Assn.
                                                                                               -----
     5.50%, 11/1/05                        24       24                         24         24
                                                                                               -----
     6.00%, 7/1/13 -     7,193    345            7,538     6,896     323               7,219
  11/18/17
                                                                                               -----
     9.00%, 5/1/05 -              115   6,997    7,112               112    7,119      7,231
  1/25/08
                                                                                               -----
     11.00%, 10/1 -                         6        6                          6          6
  12/1/00
                                                                                               -----
  7 year balloon
                                                                                               -----
     7.00%, 6/1 -        3,080                   3,080     3,007                       3,007
  9/1/03
                                                                                               -----
     7.50%, 8/1/01          88                      88        88                          88
                                                                                               -----
  REMIC
                                                                                               -----
     5.75%, 6/25/06        212                     212       211                         211
                                                                                               -----
     6.00%, 10/18/14 -   6,000                   6,000     5,843                       5,843
  5/18/17
                                                                                               -----
     6.10%, 8/25/21      1,205                   1,205     1,180                       1,180
                                                                                               -----
     6.50%, 6/18/11      5,000                   5,000     4,814                       4,814
                                                                                               -----
     7.00%, 4/18/22      4,000                   4,000     3,961                       3,961
                                                                                               -----
     9.00%, 1/25/08               614              614               626                 626
                                                                                               -----
     Principal Only,     5,193                   5,193     4,503                       4,503
  9/25/00 - 10/25/03
                                                                                               -----
     Inverse Floater,    1,359                   1,359     1,264                       1,264
  VR, 6.243%, 10/25/21
                                                                                               -----
                                                                                      89,401
                                                                                               -----
  U.S. Government
  Guaranteed
  Obligations    4.4%
                                                                                               -----
  Government National
  Mortgage Assn.
                                                                                               -----
     I
                                                                                               -----
          7.00%,         1,919    864   5,757    8,540     1,871     842    5,613      8,326
 9/15/12
                                                                                               -----
          8.00%,                  570              570               570                 570
 5/15/07
                                                                                               -----
          8.50%,                          214      214                        216        216
 2/15/05 - 3/15/06
                                                                                               -----
          10.00%,                 263              263               279                 279
 11/15/09 - 10/15/21
                                                                                               -----
          10.50%,                         109      109                        118        118
 11/15/15
                                                                                               -----
          11.50%,        1,321                   1,321     1,450                       1,450
 3/15/10 - 12/15/15
                                                                                               -----
     II, 10.00%,                   58               58                61                  61
  10/20/20
                                                                                               -----
     GPM, I
                                                                                               -----
          8.50%,                           36       36                         36         36
 1/15/06
                                                                                               -----
          9.50%, 8/15 -                     5        5                          5          5
 10/15/09
                                                                                               -----
          11.00%,                          52       52                         57         57
 8/15/10
                                                                                               -----
          11.25%,                         194      194                        213        213
 6/15/13 - 1/15/16
                                                                                               -----
          11.75%,                         589      589                        653        653
 8/15/13 - 10/15/15
                                                                                               -----
          13.00%,                           7        7                          7          7
 9/15/11
                                                                                               -----
     GPM, II, 11.00%,                       5        5                          5          5
  9/20/13 - 4/20/14
                                                                                               -----
     Midget, I
                                                                                               -----
          9.00%,                   14     205      219                14      208        222
 4/15/01 - 2/15/06
                                                                                               -----
          9.50%,                           60       60                         61         61
 5/15/01 - 4/15/05
                                                                                               -----
          10.00%,                  30     206      236                30      209        239
 8/15/00 - 10/15/04
                                                                                               -----
          10.50%,                  14               14                14                  14
 8/15/00 - 2/15/01
                                                                                               -----
     REMIC
                                                                                               -----
          6.00%,         5,000                   5,000     4,733                       4,733
 10/16/25
                                                                                               -----
          9.00%,         2,585                   2,585     2,592                       2,592
 7/20/23
                                                                                               -----
                                                                                      19,857
                                                                                               -----
  Total U.S. Government
  Mortgage-Backed                                                                    111,337
  Securities
                                                                                               -----

                                                                                               -----
  NON-GOVERNMENT
  ASSET-BACKED
  SECURITIES    5.0%
                                                                                               -----
  Advanta Mortgage Loan
  Trust, Interest Only,                18,000   18,000                        547        547
  5.00%, 12/25/00 **
                                                                                               -----
  EQCC Home Equity Loan
  Trust, 6.159%,         2,020    325   2,000    4,345     1,924     309    1,905      4,138
  4/15/08
                                                                                               -----
  GMAC Commercial
  Mortgage Securities,   1,804    406   2,706    4,916     1,714     386    2,570      4,670
  6.15%, 5/15/35
                                                                                               -----
  Great Western Bank,                     753      753                        708        708
  ARM, 5.951%, 4/25/00
                                                                                               -----
  LB Commercial Conduit
  Mortgage Trust,                 520   3,655    4,175               498    3,498      3,996
  6.41%, 8/15/07
                                                                                               -----
  Prudential
  Securities, 6.074%,    1,108          2,984    4,092     1,039            2,797      3,836
  1/15/08
                                                                                               -----
  Ryland Mercury
  Savings Trust,           181                     181       180                         180
  6.11378%, 6/1/00
                                                                                               -----
  Saxon Asset
  Securities Trust,      1,207    500   2,900    4,607     1,164     482    2,798      4,444
  6.73%, 2/25/27
                                                                                               -----
  Total Non-Government
  Asset-Backed                                                                        22,519
  Securities
                                                                                               -----

                                                                                               -----
  U.S. GOVERNMENT
  OBLIGATIONS/AGENCIES
     8.4%
                                                                                               -----
  U.S. Government
  Agency Obligations
    0.9%
                                                                                               -----
  Chilbar Shipping,                       755      755                        753        753
  6.98%, 7/15/01
                                                                                               -----
  Federal Home Loan
  Banks, 5.125%,                2,000            2,000             1,867               1,867
  9/15/03
                                                                                               -----
  Federal National
  Mortgage Assn.
                                                                                               -----
     4.625%, 10/15/01             475              475               460                 460
                                                                                               -----
     6.375%, 6/15/09              292              292               270                 270
                                                                                               -----
     7.65%, 10/6/06               280              280               276                 276
                                                                                               -----
  U.S. Department
  Housing & Urban
  Development, 6.49%,             200              200               194                 194
  8/1/07
                                                                                               -----
                                                                                       3,820
                                                                                               -----
  U.S. Government
  Guaranteed
  Obligations    0.6%
                                                                                               -----
  Federal Home Loan
  Mortgage, Deb.,        3,000                   3,000     2,902                       2,902
  5.50%, 5/15/02
                                                                                               -----
                                                                                       2,902
                                                                                               -----
  U.S. Treasury
  Obligations    6.9%
                                                                                               -----
  U.S. Treasury
  Inflation-Indexed
  Notes, 3.625%,         8,010  1,415   9,693   19,118     7,941   1,403    9,609     18,953
  7/15/02
                                                                                               -----
  U.S. Treasury Notes
                                                                                               -----
     4.25%, 11/15/03            2,345            2,345             2,175               2,175
                                                                                               -----
     5.75%, 11/30/02     1,350                   1,350     1,320                       1,320
                                                                                               -----
     6.625%, 4/30/02     7,750                   7,750     7,729                       7,729
                                                                                               -----
     7.25%, 5/15/04             1,400            1,400             1,020               1,020
                                                                                               -----
                                                                                      31,197
                                                                                               -----
  Total U.S. Government                                                               37,919
  Obligations/Agencies
                                                                                               -----

                                                                                               -----
  MUNICIPAL BONDS
     0.0%
                                                                                               -----
  Taxable Municipal
     0.0%
                                                                                               -----
  University of Miami,
  6.90%, 4/1/04 (MBIA              50               50                49                  49
  Insured)
                                                                                               -----
  Total Municipal Bonds                                                                   49
                                                                                               -----

                                                                                               -----
  SHORT-TERM
  INVESTMENTS    0.8%
                                                                                               -----
  Certificates of
  Deposit    0.6%
                                                                                               -----
  Bank of Montreal,      1,000                   1,000     1,000                       1,000
  6.38%, 6/8/00
                                                                                               -----
  National Westminster   1,000                   1,000       999                         999
  Bank, 7.26%, 5/9/01
                                                                                               -----
  Norddeutsche
  Landesbank, 7.30%,     1,000                   1,000       999                         999
  5/11/01
                                                                                               -----
                                                                                       2,998
                                                                                               -----
  Commercial Paper
     0.2%
                                                                                               -----
  Santander Finance,     1,000                   1,000       999                         999
  6.34%, 6/5/00
                                                                                               -----
                                                                                         999
                                                                                               -----
  Total Short-Term                                                                     3,997
  Investments
                                                                                               -----

                                                                                               -----
  MONEY MARKET FUNDS
     13.5%
                                                                                               -----
  Reserve Investment            1,542  50,568   52,110             1,542   50,568     52,110
  Fund, 6.48% #
                                                                                               -----
  Government Reserve
  Investment Fund,       8,770                   8,770     8,770                       8,770
  6.08% #
                                                                                               -----
  Total Money Market                                                                  60,880
  Funds
                                                                                               -----

                                                                                               -----
  Total Investments in                                                              $444,878
  Securities
                                                                                               -----

                                                                                               -----
  Other Assets Less                                                                    5,717
  Liabilities
                                                                                   -----------------

                                                                                               -----
  NET ASSETS                                                                        $450,595
                                                                                   -----------------

  * Certain securities do not conform to the investment program of Short-Term Bond Fund (0.7% of the pro forma combined net assets) and will be eliminated prior to the merger.

 ** For Interest Only securities, par amount represents notional principal, on which the fund receives interest

 #      Seven-day yield

 ARM    Adjustable Rate Mortgage

 CMO    Collateralized Mortgage Obligation

 ETC    Equipment Trust Certificate

 GO     General Obligation

 GPM    Graduated Payment Mortgage

 MBIA   Municipal Bond Investors Assurance Corp.

 MTN    Medium Term Note

 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 3.3% of net assets.

 Inverse Floater
        Inverse floating rate note; interest rate is inversely tied to a published index -

        Rate shown reflects current rate as of 5/31/00.

 REMIC  Real Estate Mortgage Investment Conduit

 VR     Variable Rate

















     The accompanying notes are an integral part of these pro forma financial statements.

   T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND

   T. ROWE PRICE SUMMIT LIMITED-TERM BOND FUND

   T. ROWE PRICE SHORT-TERM BOND FUND

   PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

   YEAR ENDED MAY 31, 2000

   ___________________________________________________________________________

   Unaudited







                  Short-Term  Summit

                  U.S. Government     Limited-Term      Short-Term Pro Forma Pro
   Forma

                  Fund        Bond Fund       Bond Fund Adjustments Combined

                                   Dollar amounts in thousands

   Assets

     Investments in securities,

     at cost   $125,678    $40,948 $288,568           $455,194

     Unrealized gain (loss)

     on securities(2,680)  (1,286)  (6,350)           (10,316)

     Investments in

     securities, at value  122,998   39,662 282,218           444,878

     Other assets   905        894    6,656              8,455

   Total assets            123,903   40,556 288,874           453,333



   Liabilities

     Other liabilities404      131    2,203              2,738

   Total liabilities           404      131   2,203           2,738



   NET ASSETS             $123,499  $40,425$286,671           $450,595
                          --------  ---------------           --------





   Net Assets Consist of:

   Accumulated net investment income -

     net of distributions   $(562)   $(193)$(1,492)           $(2,247)

   Accumulated net realized gain/loss -

     net of distributions (13,038)  (2,641)(38,476)           (54,155)

   Net unrealized gain (loss)       (2,680) (1,286)    (6,350)(10,316)

   Paid-in-capital applicable to $0.01

     par value per share capital stock

     outstanding; 1,000,000,000,

     4,000,000,000 and

     1,000,000,000 shares

     authorized, respectively139,779 44,545 332,989           517,313



   NET ASSETS             $123,499  $40,425$286,671           $450,595
                          --------  ---------------           --------



   FUND SHARES

     OUTSTANDING27,491,5279,208,23263,463,031(433,363)99,729,427



   NET ASSET VALUE

     PER SHARE    $4.49      $4.39    $4.52              $4.52
                  -----      -----    -----              -----









     The accompanying notes are an integral part of these pro forma financial statements.

   T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND

   T. ROWE PRICE SUMMIT LIMITED-TERM BOND FUND

   T. ROWE PRICE SHORT-TERM BOND FUND

   PRO FORMA COMBINED STATEMENT OF OPERATIONS

   YEAR ENDED MAY 31, 2000

   ___________________________________________________________________________

   Unaudited







                  Short-Term  Summit

                  U.S. Government     Limited-Term      Short-Term Pro Forma Pro
   Forma

                  Fund        Bond Fund       Bond Fund Adjustments Combined

                                   In thousands

   Investment Income

   Income

     Interest income$8,175  $3,268  $19,653            $31,096

     Security lending                    11                 11

   Total income              8,175    3,268  19,664           31,107



   Expenses

     Investment management     474      276   1,276 $(626)Note 2C, 2D 1,400

     Shareholder servicing     216              658 28 Note 2B 902

     Custody and accounting    133              149 (91)Note 2A, 2B 191

     Prospectus and shareholder reports  41         69       2 Note 2A, 2B 112

     Registration    18                   9       8 Note 2B 35

     Legal and audit 17                  17    (17) Note 2A 17

     Directors        6                   7     (6) Note 2A  7

     Miscellaneous    4                   4     (4) Note 2A  4

     Total expenses 909        276    2,189   (706)      2,668

     Expenses paid indirectly  (3)              (3)           (6)

     Net expenses   906        276    2,186   (706)      2,662

   Net investment income              7,269   2,992     17,478 706 28,445



   Realized and Unrealized Gain (Loss)

   Net realized gain (loss)

     on securities(1,922)  (1,313)  (4,753)            (7,988)

   Change in net unrealized gain or loss

     on securities(1,273)    (460)  (2,829)            (4,562)

   Net realized and unrealized

     gain (loss)(3,195)    (1,773)  (7,582)           (12,550)



   INCREASE (DECREASE) IN NET

     ASSETS FROM OPERATIONS $4,074   $1,219  $9,896       $706 $15,895
                            ------   ------  ------       ------------









     The accompanying notes are an integral part of these pro forma financial statements.

   T. ROWE PRICE SHORT-TERM BOND FUND

   T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND

   T. ROWE PRICE SUMMIT LIMITED-TERM BOND FUND

   NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

   May 31, 2000

______________________________________________________________________________

   Unaudited





   Note 1 - Basis of Presentation
   ------------------------------



   Subject to approval of the Agreement and Plan of Reorganization ("Agreement") by the shareholders of T. Rowe Price Short-Term U.S. Government Fund, Inc.
   (USG), and T. Rowe Price Summit Limited-Term Bond Fund (SLT), a series of T. Rowe Price Summit Funds, Inc., T. Rowe Price Short-Term Bond Fund, Inc. (STB) would acquire substantially all of the assets of USG and SLT in exchange for shares of STB at the net asset value as of the Valuation Date as defined in the Agreement. Shares of STB would then be distributed such that shareholders of USG and SLT will receive STB shares having an aggregate net asset value equal to the aggregate net asset value of their respective USG and SLT shares, resulting in complete liquidation of both USG and SLT. The proposed mergers are intended to qualify as a tax-free reorganization for federal income tax purposes, with no gain or loss recognized by the funds or their shareholders. The USG and SLT proposed mergers with STB are not contingent upon approval by the other fund.



   The pro forma information is intended to provide the shareholders of USG, SLT, and STB with information about the impact of the proposed merger by showing how it might have affected historical financial statements if the transactions had been consummated at an earlier date. The pro forma combined Portfolios of Investments and Statements of Assets and Liabilities as of May 31, 2000 have been presented as if the proposed mergers had taken place on May 31, 2000, and the pro forma combined Statements of Operations for the year ended May 31, 2000 have been presented as if the proposed merger had taken place on June 1, 1999. This information is based upon historical financial statement data giving effect to the pro forma adjustments described below. The accounting and valuation policies of USG, SLT, and STB are identical. The pro forma financial statements should be read in conjunction with the separate financial statements of USG, SLT, and STB, which are incorporated by reference into this Statement of Additional Information.



   Note 2 - Pro Forma Adjustments
   ------------------------------



   The pro forma combined Statements of Operations reflect the following adjustments.



      A)
        A decrease in expenses resulting from the elimination of duplicate fees.



      B)An increase in expense reflecting the re-characterization of SLT expense, historically an all-inclusive management and administrative fee.



      C)A decrease in investment management expense reflecting: (i) the difference between the STB effective fee rate of 0.42% and the SLT all-inclusive fee rate of 0.55%, and (ii) the impact of the expense limitation of 0.55% and the pro forma combined STB expenses.



      D)A decrease in investment management expense reflecting: (i) the difference between the pro forma combined expense limitation of 0.55% and the USG expense limitation of 0.70%, and (ii) the impact of the expense limitation of 0.55% on the pro forma combined STB expenses.






                                     PART C
                               OTHER INFORMATION

15. INDEMNIFICATION

         Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

         SECTION 10.01. INDEMNIFICATION AND PAYMENT OF EXPENSES IN ADVANCE. The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, who, by reason of his position was, is, or is threatened to be made, a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under applicable Maryland law, as from time to time amended. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under applicable Maryland Law, as from time to time amended. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in applicable Maryland law, as from time to time amended.

         Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

         Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

         (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

         (ii) an independent legal counsel in a written opinion.

         Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a)      the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

         (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

         (ii) an independent legal counsel in a written opinion.

         Section 10.02 of the Registrant's By-Laws provides as follows:

         SECTION 10.02. INSURANCE OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

EXHIBITS

(1) Articles of Incorporation of Registrant, dated October 31, 1983 (electronically filed with Amendment No. 15 dated April 25, 1994)

(2) By-Laws of Registrant (electronically filed with Amendment No. 21 dated September 29, 1999)

(3)      Article SEVENTH, Section I--Issue of the Corporation's Shares and
         Section II--Redemption and Repurchase of the Corporation's Shares, in their entirety, from the Registrant's Articles of Incorporation, is hereby incorporated by reference from Amendment No. 15 electronically filed and dated April 25, 1994 and Article II, Shareholders, in its entirety, and Article VIII, Capital Stock, in its entirety, from the Registrant's By-Laws, are also hereby incorporated by reference from Amendment No. 15 electronically filed and dated April 25, 1994.

(4) Agreement and Plan of Reorganization dated September ___, 2000 (See Exhibit A of the Proxy)

(5)      Incorporated by reference to Exhibits 1 and 2 above.

(6) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., dated July 1, 1991

         (electronically filed with Amendment No. 15 dated April 25, 1994)

(7) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated December 15, 1983 (electronically filed with Amendment No. 15 dated April 25, 1994)

(8)      Inapplicable

(9)      Custody Agreements

(9)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, and April 19, 2000

(9)(b) Global Custody Agreement between The Chase Manhattan Bank, N.A., and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995,
         July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997,
         December 15, 1998, October 6, 1999, and February 9, 2000 (to be filed by Amendment)

(10)     Inapplicable

(11)     Opinion of Counsel as to the legality of securities

(12)(a) Opinion and Consent of Swidler Berlin Shereff Friedman, LLP for Registrant and T. Rowe Price Limited-Term Bond Fund on certain tax matters

(12)(b) Opinion and Consent of Swidler Berlin Shereff Friedman, LLP for Registrant and T. Rowe Price Short-Term U.S. Government Fund on certain tax matters

(13)     Inapplicable

(14)(a)  Consent of PricewaterhouseCoopers LLP

(14)(b)  Consents of Swidler Berlin Shereff Friedman, LLP

(15)     Inapplicable

(16)     Power of Attorney

(17) Declaration pursuant to Rule 24f-2 under the 1940 Act is hereby incorporated by reference from Registrant's Form 24f-2 dated May 31, 1999 (electronically filed July 30, 1999)

UNDERTAKINGS

(a)     Not applicable

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Baltimore, and State of Maryland, on this 25th day of July, 2000.

       T. Rowe Price Short-Term Bond Fund, Inc.

       /s/William T. Reynolds
By:    William T. Reynolds
       Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                 Title                 Date
---------                 -----                 ----

/s/William T. Reynolds   Chairman of the Board  July 25, 2000
William T. Reynolds      (Chief Executive Officer)

/s/Joseph A. Carrier     Treasurer (Chief       July 25, 2000
Joseph A. Carrier        Financial Officer)

*                        Director               July 25, 2000
Calvin W. Burnett

*                        Director               July 25, 2000
Anthony W. Deering

*                        Director               July 25, 2000
F. Pierce Linaweaver

/s/James S. Riepe        Director and           July 25, 2000
James S. Riepe           Vice President

*                        Director               July 25, 2000
John G. Schreiber

/s/M. David Testa        Director               July 25, 2000
M. David Testa

*/s/Henry H. Hopkins
Henry H. Hopkins         Attorney-In-Fact       July 25, 2000